UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04041

GE INVESTMENTS FUNDS, INC.

(Exact name of registrant as specified in charter)

1600 SUMMER STREET, STAMFORD, CONNECTICUT 06905

(Address of principal executive offices) (Zip code)

GE ASSET MANAGEMENT, INC.

1600 SUMMER STREET, STAMFORD, CONNECTICUT 06905

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-242-0134

Date of fiscal year end: 12/31

Date of reporting period: 12/31/11

ITEM 1.	REPORTS TO STOCKHOLDERS.

GE Investments Funds, Inc.

U.S. Equity Fund

Annual Report

December 31, 2011

GE Investments Funds, Inc.

U.S. Equity Fund	Contents

This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract’s current prospectus and the current summary prospectus of the Fund available for investments thereunder.

Notes to Performance	December 31, 2011 (unaudited)

The information provided on the performance pages relates to the GE Investments U.S. Equity Fund (the “Fund”).

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Total returns shown are net of Fund fees and expenses but do not reflect fees and charges associated with the variable contracts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the Fund’s total returns for all periods shown.

The performance data quoted represents past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Periods less than one year are not annualized. Please call 800-493-3042 or visit the Fund’s website at http://www.geam.com for the most recent month-end performance data.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in the Fund is subject to risk, including possible loss of principal invested.

The S&P 500® Index is an unmanaged market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap U.S. stock market performance. The results shown for the foregoing index assume the reinvestment of net dividends or interest and do not reflect fees, expenses or taxes. They do not reflect the actual cost of investing in the instruments that comprise the index.

The peer universe of the underlying annuity funds used for the peer group average annual total return calculation is based on a blend of Morningstar peer categories, as shown. Morningstar is an independent mutual fund rating service. A Fund’s performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to that of the Fund.

©2012 Morningstar, Inc. All Rights Reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damage or losses relating from any use of this information. Past performance is no guarantee of future results.

GE Investment Distributors, Inc., Member of FINRA & SIPC, is the principal underwriter and distributor of the GE Investments Funds, Inc. and a wholly owned subsidiary of GE Asset Management Incorporated, the investment adviser of the Fund.

1

U.S. Equity Fund	(unaudited)

David B. Carlson

Chief Investment Officer — U.S. Equities

Stephen V. Gelhaus

Senior Vice President

Thomas R. Lincoln

Senior Vice President

Paul C. Reinhardt

Senior Vice President

The U.S. Equity Fund is managed by a team of portfolio managers that includes David B. Carlson, Stephen V. Gelhaus, Thomas R. Lincoln and Paul C. Reinhardt. Each of the foregoing portfolio managers manages (or co-manages) one of three sub-portfolios, which comprise the Fund. A sub-portfolio refers to the portion of the Fund’s assets that are allocated to, and managed by, a particular portfolio managers on the Fund’s portfolio management team. The three sub-portfolios are managed independently of each other and the portfolio managers have full discretion over their sub-portfolio. The weightings to each sub-portfolio in the Fund, can be changed at any time but generally remain stable for 18 to 24 months.

David B. Carlson is Chief Investment Officer — U.S. Equities at GE Asset Management. He manages the overall U.S. equity investments for GE Asset Management. Mr. Carlson began serving as a portfolio manager for the U.S. Equity Fund effective May 2011. Mr. Carlson joined GE Asset Management in 1982 as a securities analyst for investment operations. He became a Vice President for Mutual Fund Portfolios in 1987, a Senior Vice President in 1989 and an Executive Vice President in 2003.

Stephen V. Gelhaus is a Senior Vice President of GE Asset Management. He has been a member of the portfolio management team for the Fund since January 2002. Mr. Gelhaus joined GE Asset Management in June 1991 and was a research analyst in the U.S. Equities group from 1995 through 2001.

Thomas R. Lincoln is a Senior Vice President of GE Asset Management. He has been a member of the portfolio management team for the Fund since May 2007. Mr. Lincoln joined GE Asset Management in 1994 as a financial analyst in U.S. Equities. Mr. Lincoln became part of the investment management team for U.S. Equities at GE Asset Management in 1997 and a portfolio manager for U.S. Equities in 2003.

Paul C. Reinhardt is a Senior Vice President of GE Asset Management. He has been a portfolio manager for the Fund since January 2001. Mr. Reinhardt joined GE Asset Management in 1982 as an equity analyst and has been a portfolio manager since 1987.

Q.	How did the GE Investments U.S. Equity Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended December 31, 2011?

A.

For the twelve-month period ended December 31, 2011, the GE Investments U.S. Equity Fund returned -2.91% for Class 1 shares. The S&P 500® Index (S&P 500), the Fund’s benchmark, returned 2.11% and the Fund’s Morningstar peer group of 350 U.S. Insurance Large Blend Funds returned an average of -1.46% over the same period.

Q.	What market factors affected the Fund’s performance?

A.	Macro events created an extremely volatile market environment for U.S. equities. Macro concerns which whipsawed stocks ranged from European sovereign debt woes, to political unrest in the Mid-East, to Japan’s earthquake and near-nuclear disaster to China’s slowing economy. Meanwhile, Washington’s contentious debt ceiling debate culminated with S&P’s U.S. debt rating downgrade, causing a severe market pull-back in August, erasing the year’s early gains. Debate around the possibility of a double-dip recession intensified in the third quarter, as economic indicators weakened and emerging markets growth slowed. Investors seemed to embrace risk again in the last quarter of the year, as glimmers of hope emerged in Europe in the form of central bank loans to ailing European financial institutions. The Chinese central bank took measures to stimulate growth and positive economic news suggested that the U.S. was withstanding the pressures from the European crisis better than expected.

Amid the macro uncertainties, correlations (i.e., the degree to which individual securities traded in relation to the overall market) spiked, and investors seemed to ignore fundamentals — creating a very difficult stock-picking environment for active managers. In the persistently low interest rate environment, and due to solvency fears in Europe, the S&P 500 financial sector

2

(unaudited)

declined 17% in 2011. The most cyclical sectors lagged amid slowing growth fears with the materials (-10%) and industrials (-1%) sectors losing ground. Many investors attempted to shed risk and seek the relative safety of higher-yielding areas of the equity market, including utilities (+20% and the best performing S&P 500 sector), consumer staples (+14%) and health care (+13%). The telecom, consumer discretionary and energy sectors also outperformed within the S&P 500. Technology outperformed, but performance was mixed.

Q.	What were the primary drivers of Fund performance?

A.	The Fund was not positioned for the flight to safety that characterized the year, as the Fund was underweighted in utilities and consumer staples, which cost relative performance. Our valuation discipline kept us light in consumer staples, for example, and we saw greater long-term appreciation potential in other sectors, including technology which was the Fund’s largest overweight versus the S&P 500 at year-end. Key negative performance drivers included stock selection in health care (e.g., Express Scripts (-17%), Hospira (-47%) and underweighting defensive pharmaceuticals like Pfizer (+29%)). Express Scripts’ relationship with Walgreen’s faltered, and the company announced an acquisition, but we continued to believe in the pharmacy benefit manager’s ability to play a powerful role in reducing health care costs. We did not maintain conviction in Hospira, eliminating the position as the leader in generic injectable drugs fell under manufacturing-related FDA scrutiny. Nextel International (-52%) languished amid unfavorable foreign exchange moves and increased competition in the Latin American telecom markets. Due to the increased uncertainties, we reduced the Nextel International position. Goldman Sachs (-46%), CME (-23%) and JP Morgan Chase (-20%) each came under pressure in the difficult environment for financials. Two energy stocks also weighed on returns as cyclicals lagged, including global energy services leader Schlumberger (-17%) and Canadian oil sands producer Suncor (-24%), more than offsetting a positive contribution from the Fund’s small position in takeover target, El Paso Corp. (+93%).

On the other hand, strength in the Fund’s information technology, industrials and materials holdings helped reduce Fund underperformance. Within technology, ADR Baidu (+21%) and Qualcomm (+12%) contributed the most, demonstrating strong earnings growth throughout the year. In materials, strength in industrial gas producer, Praxair (+14%) offset the weakness in Allegheny (-12%) which fell along with steel commodity prices. In industrials, the Fund participated in the IPO of Nielsen Holdings (+17%) and it rose in part due to improving fundamentals in media, as well as a market-leading position in media information and analytics. The Fund continued to hold Nielsen at the end of the period. We also avoided some of the sluggishness in the deep cyclical machinery companies. A timely elimination of Citigroup shielded the Fund from the worst of the beleaguered bank’s declines. Amgen (+18%), Visa (+45%), Gilead (+13%) and American Tower (+17%) were four final key single-stock contributors.

Q.	Were there any significant changes in the Fund during the period?

A.	We continued to focus on bottom-up fundamentals, searching for opportunities in the ups and downs of the market. At year-end, the Fund’s largest overweights were in technology, health care and materials and the largest underweights were in consumer staples, industrials and utilities although we construct the Fund on a bottom-up, stock-by-stock basis. We are staying very close to our portfolio companies, monitoring changes in strategic direction and how management teams utilize excess capital. In our view, the U.S. economy remains in a prolonged period of deleveraging, as are many economies around the globe. We continue to emphasize the Fund’s positioning in large cap, high quality companies that we believe have the potential to grow market share and take actions that benefit shareholders.

We continue to expect volatility, especially in light of U.S. budget and debt debates as well as accelerating geopolitical events. In light of recent challenges, in our opinion, S&P 500 earnings revisions have not fallen in a way that would be indicative of a double-dip. We believe a future market rally could be dominated by outperformance by global market share winners that have the ability to meet or beat earnings expectations. Amid rapidly changing market conditions, we will maintain our bottom-up stock selection approach with a focus on the long-term investment horizon.

3

U.S. Equity Fund	(unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2011.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Additionally, the expenses shown do not reflect the fees or charges associated with variable contracts through which shares of the Fund are offered.

July 1, 2011 - December 31, 2011

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return**	1,000.00	932.30	4.33
Hypothetical 5% Return (2.5% for the period)	1,000.00	1,020.72	4.53

*	Expenses are equal to the Fund’s annualized expense ratio of 0.89% (for the period July 1, 2011 - December 31, 2011), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
**	Actual Fund Return for the six-month period ended December 31, 2011 was: -6.77%. Past performance does not guarantee future results.

4

U.S. Equity Fund	(unaudited)

Investment Profile

A mutual fund designed for investors who seek long-term growth of capital. The Fund seeks its objective by investing at least 80% of its net assets under normal circumstances in equity securities of U.S. companies, such as common and preferred stocks.

Morningstar Performance Comparison

Based on average annual returns for periods ended 12/31/11

	One Year	Five Year	Ten Year
Number of funds in peer group	350	294	192
Peer group average annual total return	-1.46%	-1.06%	2.39%
Morningstar category in peer group: U.S. Insurance Large Blend

Sector Allocation

as a % of Fair Value(c) of $31,007 (in thousands) on December 31, 2011(b)(c)

Top Ten Largest Holdings

as of December 31, 2011 as a % of Fair Value(b)(c)

Apple Inc.	5.01%
Qualcomm Inc.	2.59%
Schlumberger Ltd.	2.55%
Cisco Systems Inc.	2.46%
PepsiCo Inc.	2.26%
Google Inc.	2.22%
Microsoft Corp.	2.20%
Express Scripts Inc.	2.18%
Visa Inc.	1.90%
Covidien PLC	1.87%

Change in Value of a $10,000 Investment(a)

Class 1 Shares

Average Annual Total Return

for the Periods Ended December 31, 2011

Class 1 Shares (Inception date: 1/3/95)

	One Year	Five Year	Ten Year	Ending value of a $10,000 investment(a)
U.S. Equity Fund	-2.91%	-0.54%	2.23%	$12,472
S&P 500 Index	2.11%	-0.25%	2.92%	$13,340

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.
(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.
(c)	Fair Value basis is inclusive of short-term investment in GE Institutional Money Market Fund Investment Class.
*	Less than 0.01%.

See Notes to Performance on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. The performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and does not reflect the fees or charges that would be associated with variable contracts through which shares of the Fund are offered.

5

U.S. Equity Fund

Schedule of Investments	December 31, 2011

U.S. Equity Fund

	Number of Shares	Fair Value
Common Stock — 95.8%†

Advertising — 1.4%

Omnicom Group Inc.	9,943	$443,259

Aerospace & Defense — 3.2%

CAE Inc.	11,005	106,889
Hexcel Corp.	3,609	87,374	(a	)
Honeywell International Inc.	9,784	531,760
Rockwell Collins Inc.	3,422	189,476
United Technologies Corp.	867	63,369
		978,868

Agricultural Products — 0.7%

Archer-Daniels-Midland Co.	7,675	219,505

Air Freight & Logistics — 1.4%

FedEx Corp.	2,441	203,848
United Parcel Service Inc.	3,069	224,620
		428,468

Asset Management & Custody Banks — 3.0%

Ameriprise Financial Inc.	3,936	195,383
Invesco Ltd.	11,807	237,203
State Street Corp.	12,283	495,128	(c	)
		927,714

Auto Parts & Equipment — 0.2%

Johnson Controls Inc.	2,085	65,177

Automotive Retail — 0.2%

O’Reilly Automotive Inc.	715	57,164	(a	)

Biotechnology — 3.6%

Amgen Inc.	8,425	540,969
Gilead Sciences Inc.	14,088	576,622	(a	)
		1,117,591

Brewers — 0.3%

Molson Coors Brewing Co.	1,771	77,109

Cable & Satellite — 1.0%

DIRECTV	5,437	232,486	(a	)
Liberty Global Inc.	1,607	63,509	(a	)
Sirius XM Radio Inc.	7,262	13,217	(a	)
		309,212

Casinos & Gaming — 0.7%

Las Vegas Sands Corp.	4,855	207,454	(a	)

	Number of Shares	Fair Value

Coal & Consumable Fuels — 0.0%*

Peabody Energy Corp.	183	$6,059

Communications Equipment — 5.1%

Cisco Systems Inc.	42,263	764,115
Qualcomm Inc.	14,710	804,637
		1,568,752

Computer Hardware — 5.2%

Apple Inc.	3,839	1,554,795	(a	)
Hewlett-Packard Co.	2,361	60,819
		1,615,614

Construction & Farm Machinery & Heavy Trucks — 0.1%

Deere & Co.	393	30,399

Consumer Finance — 1.1%

American Express Co.	6,201	292,501
Discover Financial Services	1,815	43,560
		336,061

Data Processing & Outsourced Services — 2.6%

The Western Union Co.	12,318	224,927
Visa Inc.	5,803	589,179
		814,106

Department Stores — 0.3%

Macy’s Inc.	3,304	106,323

Diversified Financial Services — 2.8%

Bank of America Corp.	26,845	149,258
Comerica Inc.	2,480	63,984
JPMorgan Chase & Co.	14,831	493,131
Wells Fargo & Co.	6,298	173,573
		879,946

Diversified Metals & Mining — 0.4%

Freeport-McMoRan Copper & Gold Inc.	3,227	118,721

Drug Retail — 0.6%

CVS Caremark Corp.	4,250	173,315

Electric Utilities — 1.0%

FirstEnergy Corp.	2,220	98,346
ITC Holdings Corp.	821	62,297
NextEra Energy Inc.	2,440	148,547
		309,190

Electrical Components & Equipment — 0.5%

Cooper Industries PLC	3,031	164,129

See Notes to Schedule of Investments and Notes to Financial Statements.

6

U.S. Equity Fund

Schedule of Investments	December 31, 2011

	Number of Shares	Fair Value

Fertilizers & Agricultural Chemicals — 1.5%

Monsanto Co.	5,467	$383,073
Potash Corporation of Saskatchewan Inc.	2,165	89,371
		472,444

General Merchandise Stores — 1.7%

Target Corp.	10,250	525,005

Healthcare Equipment — 2.5%

Baxter International Inc.	1,452	71,845
Covidien PLC	12,850	578,378
ResMed Inc.	4,644	117,958	(a	)
		768,181

Healthcare Facilities — 0.2%

HCA Holdings Inc.	3,346	73,712	(a	)

Healthcare Services — 2.4%

DaVita Inc.	433	32,826	(a	)
Express Scripts Inc.	15,134	676,338	(a	)
Omnicare Inc.	1,181	40,685
		749,849

Heavy Electrical Equipment — 0.1%

ABB Ltd. ADR	2,362	44,476

Home Improvement Retail — 0.8%

Lowe’s Companies Inc.	2,239	56,826
The Home Depot Inc.	4,357	183,168
		239,994

Hotels, Resorts & Cruise Lines — 0.3%

Carnival Corp.	2,966	96,810

Household Products — 1.0%

The Procter & Gamble Co.	4,538	302,730

Independent Power Producers & Energy Traders — 1.1%

Calpine Corp.	6,297	102,830	(a	)
The AES Corp.	21,096	249,777	(a	)
		352,607

Industrial Conglomerates — 0.2%

Siemens AG ADR	630	60,234

Industrial Gases—1.4%
Praxair Inc.	3,935	420,652

Industrial Machinery — 0.0%*

Eaton Corp.	315	13,712

Insurance Brokers — 0.4%

Marsh & McLennan Companies Inc.	3,701	117,026

	Number of Shares	Fair Value

Integrated Oil & Gas — 4.8%

Chevron Corp.	4,869	$518,062
Exxon Mobil Corp.	4,952	419,731	(d	)
Hess Corp.	3,186	180,965
Occidental Petroleum Corp.	2,087	195,552
Suncor Energy Inc.	5,808	167,445
		1,481,755

Integrated Telecommunication Services — 0.8%

AT&T Inc.	4,920	148,781
Verizon Communications Inc.	2,283	91,594
		240,375

Internet Retail — 0.3%

Amazon.com Inc.	556	96,244	(a	)

Internet Software & Services — 4.6%

Baidu Inc. ADR	4,180	486,845	(a	)
Equinix Inc.	2,536	257,150	(a	)
Google Inc.	1,067	689,175	(a	)
		1,433,170

Investment Banking & Brokerage — 1.1%

The Goldman Sachs Group Inc.	3,849	348,065

IT Consulting & Other Services — 2.2%

Cognizant Technology Solutions Corp.	3,740	240,519	(a	)
International Business Machines Corp.	2,342	430,647
		671,166

Life & Health Insurance — 1.1%
MetLife Inc.	3,345	104,297
Prudential Financial Inc.	4,450	223,034
		327,331

Life Sciences Tools & Services — 0.9%

PerkinElmer Inc.	9,794	195,880
Thermo Fisher Scientific Inc.	1,496	67,275	(a	)
		263,155

Managed Healthcare — 0.1%

UnitedHealth Group Inc.	650	32,942

Movies & Entertainment — 2.2%

The Walt Disney Co.	9,248	346,800
Time Warner Inc.	9,359	338,234
		685,034

Multi-Line Insurance — 0.3%

Hartford Financial Services Group Inc.	4,723	76,749

See Notes to Schedule of Investments and Notes to Financial Statements.

7

U.S. Equity Fund

Schedule of Investments	December 31, 2011

	Number of Shares	Fair Value

Multi-Utilities — 0.4%

Dominion Resources Inc.	1,573	$83,495
Public Service Enterprise Group Inc.	1,017	33,571
		117,066

Oil & Gas Equipment & Services — 2.8%

National Oilwell Varco Inc.	1,243	84,512
Schlumberger Ltd.	11,565	790,005
		874,517

Oil & Gas Exploration & Production — 2.4%

Anadarko Petroleum Corp.	6,387	487,520
Apache Corp.	1,162	105,254
Southwestern Energy Co.	4,235	135,266	(a	)
		728,040

Oil & Gas Refining & Marketing — 0.2%

Marathon Petroleum Corp.	1,888	62,852

Oil & Gas Storage & Transportation — 0.7%

El Paso Corp.	3,149	83,669
Spectra Energy Corp.	1,968	60,516
The Williams Companies Inc.	1,968	64,983
		209,168

Packaged Foods & Meats — 2.1%

ConAgra Foods Inc.	5,916	156,182
Kraft Foods Inc.	12,016	448,918
Nestle S.A. ADR	984	56,787
		661,887

Pharmaceuticals — 3.8%

Bristol-Myers Squibb Co.	4,721	166,368
Johnson & Johnson	5,170	339,049
Novartis AG ADR	2,432	139,037
Pfizer Inc.	18,152	392,809
Teva Pharmaceutical Industries Ltd. ADR	3,450	139,242
		1,176,505

Property & Casualty Insurance — 1.9%

ACE Ltd.	6,440	451,573
The Chubb Corp.	2,058	142,455
		594,028

Reinsurance — 0.6%

PartnerRe Ltd.	1,634	104,919
RenaissanceRe Holdings Ltd.	1,062	78,981
		183,900

Research & Consulting Services — 0.2%

Nielsen Holdings N.V.	2,178	64,665	(a	)

Security & Alarm Services — 0.3%

Corrections Corporation of America	4,066	82,824	(a	)

	Number of Shares	Fair Value

Semiconductors — 1.2%

Altera Corp.	1,889	$70,082
Intel Corp.	3,935	95,424
Microchip Technology Inc.	1,417	51,905
Texas Instruments Inc.	5,636	164,064
		381,475

Soft Drinks — 2.6%

Coca-Cola Enterprises Inc.	4,329	111,602
PepsiCo Inc.	10,561	700,722
		812,324

Specialized Finance — 1.1%

CME Group Inc.	1,416	345,037

Specialty Chemicals — 0.0%*

Celanese Corp.	237	10,492

Specialty Stores — 0.4%

Dick’s Sporting Goods Inc.	2,905	107,136

Steel — 1.7%

Allegheny Technologies Inc.	10,769	514,758

Systems Software — 3.8%

Microsoft Corp.	26,327	683,449
Oracle Corp.	19,293	494,865
		1,178,314

Thrifts & Mortgage Finance — 0.1%

People’s United Financial Inc.	3,148	40,452

Wireless Telecommunication Services — 2.1%

American Tower Corp.	6,547	392,885	(a	)
NII Holdings Inc.	11,722	249,679	(a	)
		642,564

Total Common Stock (Cost $27,521,588)		29,635,558
Exchange Traded Funds — 1.6%
Financial Select Sector SPDR Fund	7,609	98,917	(f	)
Industrial Select Sector SPDR Fund	11,883	401,051	(f	)

Total Exchange Traded Funds (Cost $511,787)		499,968
Other Investments — 0.0%*
GEI Investment Fund (Cost $7,293)		7,002	(e	)

Total Investments in Securities (Cost $28,040,668)		30,142,528

See Notes to Schedule of Investments and Notes to Financial Statements.

8

U.S. Equity Fund

Schedule of Investments	December 31, 2011

	Fair Value
Short-Term Investments — 2.8%
GE Institutional Money Market Fund Investment Class 0.06% (Cost $864,814)	$864,814	(b,e	)

Total Investments (Cost $28,905,482)	31,007,342

Liabilities in Excess of Other Assets, net — (0.2)%	(67,444)

NET ASSETS — 100.0%	$30,939,898

Other Information

The Fund had the following long futures contracts open at December 31, 2011:

Description	Expiration date	Number of Contracts	Current Notional Value	Unrealized Appreciation
S&P 500 Emini Index Futures	March 2012	6	$375,780	$9,777

See Notes to Schedule of Investments and Notes to Financial Statements.

9

Notes to Schedule of Investments	December 31, 2011

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities information regarding holdings, allocations and other characteristics are presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security. See the Fund’s summary prospectus and statutory prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a)	Non-income producing security.

(b)	Coupon amount represents effective yield.

(c)	State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund’s custodian and accounting agent.

(d)	At December 31, 2011 , all or a portion of this security was reserved and/or pledged to cover collateral requirements for futures, options, forward foreign currency contracts and/or TBA’s.
(e)	GE Asset Management, the investment adviser of the Fund, also serves as investment adviser of the GEI Investment Fund and the GE Institutional Money Market Fund.

(f)	Sponsored by SSgA Funds Management, Inc., an affiliate of State Street Bank & Trust Co., the Fund’s custodian and accounting agent.

*	Less than 0.05%.

†	Percentages are based on net assets as of December 31, 2011.

Abbreviations:

ADR	American Depository Receipt
REIT	Real Estate Investment Trust
SPDR	Standard & Poors Depository Receipts

10

Financial Highlights

Selected data based on a share outstanding throughout the fiscal years indicated

	CLASS 1
	12/31/11		12/31/10		12/31/09		12/31/08		12/31/07
Inception date	—		—		—		—		1/3/95
Net asset value, beginning of period	$31.92		$29.23		$22.44		$36.41		$39.02
Income/(loss) from investment operations:
Net investment income (loss)	0.24		0.28	**	0.30		0.37		0.45
Net realized and unrealized gains/(losses) on invest ments	(1.17)		2.72		6.80		(13.52)		2.70
Total income/(loss) from investment operations	(0.93)		3.00		7.10		(13.15)		3.15
Less distributions from:
Net investment income	0.25		0.31		0.31		0.36		0.44
Net realized gains	—		—		—		0.46		5.32
Total distributions	0.25		0.31		0.31		0.82		5.76
Net asset value, end of period	$30.74		$31.92		$29.23		$22.44		$36.41
TOTAL RETURN(a)	(2.91)%		10.26%		31.63%		(36.05)%		8.01%

RATIOS/ SUPPLE MENTAL DATA:
Net assets, end of period (in thousands)	$30,940		$38,305		$41,792		$37,917		$77,777
Ratios to average net assets:
Net invest ment income	0.70%		0.96%		1.11%		1.03%		0.94%
Net Expenses	0.89	%(b)	0.69	%(b)	0.86	%(b)	0.72	%(b)	0.66%
Gross expenses	0.90%		0.69%		0.86%		0.72%		0.66%
Portfolio turnover rate	39%		42%		46%		56%		55%

Notes to Financial Highlights

(a)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions and do not include the effect of insurance contract charges. Past performance does not guarantee future results.
(b)	Reflects GE Asset Management’s waiver of a portion of the Fund’s management fee in an amount equal to the management fee earned by GEAM with respect to the Fund’s investment in the GE Institutional Money Market Fund or, prior to 2011, in another affiliated Money Market Fund formerly managed by GEAM.
**	Per share values have been calculated using the average share method.

The accompanying Notes are an integral part of these financial statements.

11

Statement of Assets and Liabilities December 31, 2011

ASSETS
Investments in securities, at Fair Value (cost $28,033,375)	$30,135,526
Investments in affiliated securities, at Fair Value (cost $7,293)	7,002
Short-term affiliated investments (at amortized cost)	864,814
Foreign cash (cost $372)	373
Income receivables	27,457
Receivable for fund shares sold	15
Other assets	331
Total Assets	31,035,518

LIABILITIES
Payable for fund shares redeemed	13,379
Payable to GEAM	14,316
Accrued custody and accounting expenses	35,849
Accrued other expenses	30,636
Variation margin payable	1,440
Total Liabilities	95,620
NET ASSETS	$30,939,898

NET ASSETS CONSIST OF:
Capital paid in	37,094,728
Undistributed (distribution in excess of) net investment income	(960)
Accumulated net realized gain (loss)	(8,265,508)
Net unrealized appreciation/ (depreciation) on:
Investments	2,101,860
Futures	9,777
Foreign currency related transactions	1
NET ASSETS	$30,939,898

Class 1

Net Assets	30,939,898
Shares outstanding( $.001 par value; unlimited shares authorized)	1,006,620
Net asset value per share	30.74

The accompanying Notes are an integral part of these financial statements.

12

Statement of Operations For the period ending December 31, 2011

INVESTMENT INCOME
Income:
Dividend	$537,443
Interest	18,790
Interest from affiliated investments	1,041
Less: Foreign taxes withheld	(982)
Total Income	556,292

Expenses:
Advisory and administration fees	192,880
Distribution fees Class 4*	14
Transfer agent fees	3,021
Director’s fees	1,419
Custody and accounting expenses	61,690
Professional fees	18,871
Printing costs	24,643
Other expenses	10,989
Total expenses before waiver and reimbursement	313,527
Less: Expenses waived or borne by the adviser	(1,200)
Net expenses	312,327
Net investment income	243,965

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on:
Investments	2,668,620
Futures	(129,682)
Foreign currency related transactions	(107)

Increase (decrease) in unrealized appreciation/(depreciation) on:
Investments	(3,709,606)
Futures	4,961
Foreign currency related transactions	1
Net realized and unrealized gain (loss) on investments	(1,165,813)
Net decrease in net assets resulting from operations	$(921,848)

*	Share Class 4 was closed effective April 30, 2011.

The accompanying Notes are an integral part of these financial statements.

13

Statements of Changes in Net Assets
	Year Ended December 31, 2011	Year Ended December 31, 2010

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$ 243,965	$ 366,984
Net realized gain on investments, futures and foreign currency transactions	2,538,831	498,105
Net increase (decrease) in unrealized appreciation / (depreciation) on investments, futures and foreign currency transaction	(3,704,644)	2,781,391
Net increase (decrease) from operations	(921,848)	3,646,480
Distributions to shareholders from :
Net investment income
Class 1	(249,303)	(369,247)
Class 4	—	(53)
Total distributions	(249,303)	(369,300)
Increase (decrease) in net assets from operations and distributions	(1,171,151)	3,277,180
Share transactions :
Proceeds from sale of shares
Class 1	509,995	353,286
Class 4*	—	—
Value of distributions reinvested
Class 1	249,303	369,247
Class 4*	—	53
Cost of shares redeemed
Class 1	(6,952,804)	(7,485,265)
Class 4*	(10,163)	—
Net decrease from share transactions	(6,203,669)	(6,762,679)
Total decrease in net assets	(7,374,820)	(3,485,499)

NET ASSETS
Beginning of period	38,314,718	41,800,217
End of period	$30,939,898	$38,314,718
Undistributed (distribution in excess of) net investment income, end of period	$ (960)	$ 902

CHANGES IN FUND SHARES

Class 1
Shares sold	15,638	11,976
Issued for distributions reinvested	8,171	11,546
Shares redeemed	(217,371)	(253,018)
Net increase (decrease) in fund shares	(193,562)	(229,496)

Class 4**
Shares sold	—	—
Issued for distributions reinvested	—	2
Shares redeemed	(296)	—
Net increase (decrease) in fund shares	(296)	2

*	Share Class 4 was closed effective April 30, 2011.

The accompanying Notes are an integral part of these financial statements.

14

Notes to Financial Statements	December 31, 2011

1.	Organization of the Company

GE Investments Funds, Inc. (the “Company”) was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is composed of fourteen investment portfolios (collectively the “Funds”), although only the following eleven are currently being offered: U.S. Equity Fund, (the “Fund”) S&P 500 Index Fund, Premier Growth Equity Fund, Core Value Equity Fund, Mid-Cap Equity Fund, Small-Cap Equity Fund, International Equity Fund, Total Return Fund, Income Fund, Money Market Fund and Real Estate Securities Fund.

Shares of the Funds of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. GE Asset Management Incorporated (“GEAM”) is the investment adviser and administrator of each of the Funds.

The Company currently offers one share class (Class 1) as an investment option for variable life insurance contracts and variable annuity contracts. Class 4 shares were first offered on May 1, 2008, and Fund shares outstanding prior to May 1, 2008 were designated as Class 1 shares. Effective April 30, 2011, Class 4 shares were closed and are no longer offered.

2.	Summary of Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Subsequent events after the balance sheet date through the date the financial statements were issued, have been evaluated in the preparation of the financial statements.

There are no items to report.

The following summarizes the significant accounting policies of the Company:

Securities Valuation and Transactions. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Securities transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

The Fund’s income, expenses (other than distribution fees) and realized and unrealized gains and losses are allocated proportionally each day among the share classes based upon the relative net assets of each class.

Derivatives The Fund is subject to equity price risk, interest rate risk, credit risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objective. The Fund may enter into derivative transactions to gain market exposure for residual and accumulating cash positions and for managing the duration of fixed-income investments.

Futures Contracts A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. The Fund invested in futures for a variety of portfolio management purposes such as hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions, gaining market exposure for accumulating and residual cash positions, or when the transactions are economically appropriate to the reduction of risks inherent in the management of the Fund. Buying futures tends to increase a Fund’s exposure to the underlying instrument while selling futures tends to decrease a Fund’s exposure to the underlying instrument or to hedge other Fund investments. The Fund will not enter into a transaction involving futures for speculative purposes. With futures contracts, there is minimal counterparty credit risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all traded futures, guarantees the futures against default. A Fund’s risks in using these contracts include changes in the value of the underlying instruments, non- performance of the counterparties under the contracts’ terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain or loss equal to the daily

15

Notes to Financial Statements	December 31, 2011

variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain or loss upon the expiration or closing of a futures contract.

Investment Income Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes except for certain foreign corporate actions which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis.

Expenses Fund specific expenses are allocated to the Fund that incurs such expenses. Such expenses may include custodial fees, legal and accounting fees, printing costs and registration fees. Expenses that are not fund specific are allocated pro rata across the Funds. Certain class specific expenses (such as distribution fees) are allocated to the class that incurs such expense. Expenses of the Fund are generally paid directly by the Fund however, expenses may be paid by GEAM and reimbursed by the Fund.

Federal Income Taxes The Fund intends to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of its taxable net investment income and net realized capital gains to its shareholders. Therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes.

3.	Securities Valuation

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a framework for measuring fair value and providing related disclosures. Broadly, the framework requires fair value to be determined based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants at the measurement date. In the absence of active markets for the identical assets or liabilities, such measurements involve developing assumptions based on market observable data and, in the absence of such data, internal information that is consistent with what market participants would use in a hypothetical transaction that occurs at the measurement date. It also establishes a three-level valuation hierarchy based upon observable and non-observable inputs.

Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. Preference is given to observable inputs. These two types of inputs create the following fair value hierarchy:

Level 1 — Quoted prices for identical investments in active markets.

Level 2 — Quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

Level 3 — Significant inputs to the valuation model are unobservable.

Policies and procedures are maintained to value investments using the best and most relevant data available. In addition, pricing vendors are utilized to assist in valuing investments. GEAM performs periodic reviews of the methodologies used by independent pricing services including price validation of individual securities.

Fair Value Measurement The following section describes the valuation methodologies the Fund uses to measure different financial investments at fair value.

The Fund’s portfolio securities are valued generally on the basis of market quotations. Equity securities generally are valued at the last reported sale price on the primary market in which they are traded. Portfolio securities listed on NASDAQ are valued using the NASDAQ Official Closing Price, Level 1 securities primarily include publicly-traded equity securities. If no sales occurred on the exchange or NASDAQ that day, the portfolio security generally is valued using the last reported bid price. In those circumstances the Fund classifies the investment securities in Level 2.

Short-term investments of sufficient credit quality with remaining maturities of sixty days or less at the time of purchase are typically valued on the basis of amortized cost which approximates fair value and these are included in Level 2.

If it is determined that amortized cost does not approximate fair value, securities may be valued based on dealer supplied valuations or quotations. In these infrequent circumstances, pricing services may provide the Fund with valuations that are based on significant unobservable inputs, and in those circumstances the investment securities are classified in Level 3.

16

Notes to Financial Statements	December 31, 2011

The Fund uses the net asset value per unit for collective funds (i.e., GEI Investment Fund). The Fund classifies the investment security in Level 2.

If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Fund’s Board of Directors that are designed to establish its “fair” value. These securities are typically classified in Level 3. Those procedures require that the fair value of a security be established by a valuation committee of GEAM. The valuation committee follows different protocols for different types of investments and circumstances. The fair value procedures may be used to value any investment of the Fund in the appropriate circumstances.

Fair value determinations generally are used for securities whose value is affected by a significant event that will materially affect the value of a security and which occurs subsequent to the time of the close of the principal market on which such security trades but prior to the calculation of the Fund’s NAV.

The value established for such a portfolio security may be different than what would be produced through the use of market quotations or another methodology. Portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio security for the value established for it at any time and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Other financial investments are derivative instruments that are not reflected in total investments, such as futures, forwards, swaps, and written options contracts, which are valued based on fair value as discussed above.

The Fund uses closing prices for derivatives included in Level 1, which are traded either on exchanges or liquid over-the counter markets. Derivative assets and liabilities included in Level 2 primarily represent interest rate swaps, cross-currency swaps and foreign currency and commodity forward and option contracts. Derivative assets and liabilities included in Level 3 primarily represent interest rate products that contain embedded optionality or prepayment features.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table presents the Fund’s investments measured at fair value on a recurring basis at December 31, 2011:

Investments	Level 1	Level 2	Level 3	Total
Investments in Securities†
Common Stock	$29,635,558	$—	$—	$29,635,558
Exchange Traded Funds	499,968	—	—	499,968
Other Investments	—	7,002	—	7,002
Short-Term Investments	864,814	—	—	864,814

Total Investments in Securities	$31,000,340	$7,002	—	$31,007,342

Other Financial Instruments*
Futures Contracts — Unrealized Appreciation	$9,777	$—	$—	$9,777

† See Schedule of Investments for Industry Classification

*  Other financial instruments include derivative instruments such as futures contracts. Amounts shown represent unrealized appreciation (depreciation), at period end.

There were no significant transfers between Level 1 and Level 2. Transfers between fair value levels are considered to occur at the beginning of the period.

17

Notes to Financial Statements	December 31, 2011

4.	Derivatives Transactions

Shown below are the derivative contracts entered into by the Fund, summarized by primary risk exposure as they appear on the Statement of Assets and Liabilities, all of which are not accounted for as hedging instruments under FASB Accounting Standards Codification (“ASC”) No. 815 Derivatives and Hedging as of December 31, 2011.

	Asset Derivatives December 31, 2011			Liability Derivatives December 31, 2011
Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statement of Assets and Liabilities	Fair Value ($)		Location in the Statements of Assets and Liabilities	Fair Value ($)
Equity Contracts	Assets, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	9,777	*	Liabilities, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	—

*	Includes cumulative unrealized appreciation/(depreciation) of futures contracts as reported in the Schedule of Investments and within the components of the net assets section of the Statement of Assets and Liabilities. Only the current day’s variation margin is reported within the Assets and/or Liabilities section on the Statement of Assets and Liabilities.

Shown below are the effects of derivative instruments on the Fund’s Statement of Operations, summarized by primary risk exposure all of which are not accounted for as hedging instruments under ASC 815.

Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statement of Operations	Total Notional Amount of Futures Contracts Purchased/(Sold) ($)	Realized Gain or (Loss) on Derivatives Recognized in Income ($)	Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income ($)
Equity Contracts	Realized gain/(loss) on Futures, Increase/(decrease) in unrealized appreciation/ (depreciation) on Futures	8,513,088/(8,220,088)	(129,682)	4,961
5.	Line of Credit

The Company shares a revolving credit facility of up to $150 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company (“State Street”). The revolving credit facility requires the payment of a commitment fee equal to 0.100% (prior to November 2, 2011, the rate was 0.125%) per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. In addition, the Company has a $100 million uncommitted, unsecured line of credit with State Street. Generally, borrowings under the credit facilities would accrue interest at the Federal Funds Rate plus 50 basis points and would be borne by the borrowing Fund. The maximum amount allowed to be borrowed by any one Fund is the lesser of (i) 33.33% of its total assets or (ii) 20% of its net assets. The credit facilities were not utilized by the Fund during the fiscal year ended December 31, 2011.

6.	Compensation and Fees Paid to Affiliates

GEAM, a registered investment adviser, was retained by the Company’s Board of Directors effective November 17, 1997 to act as investment adviser and administrator of the Fund. GEAM’s compensation for investment advisory and administrative services is paid monthly based on the average daily net assets of the Fund at an annualized rate of 0.55%.

GEAM has a contractual agreement with the Fund to waive a portion of the Fund’s management fee in the amount equal to the management fee earned by GEAM with respect to the Fund’s investment in the GE Institutional Money Market Fund.

Distribution and Service (12b-1) Fees Prior to the closure of Class 4 shares on April 30, 2011 the Company had adopted a Distribution and Service (12b-1) Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to Class 4 shares of the Fund. Under the Plan, the Fund could compensate GE Investment Distributors, Inc. (“GEID”), a wholly-owned subsidiary of GEAM and the Fund’s principal distributor, for certain sales services provided by GEID or other broker dealers and investor services provided by GEID or other service providers relating to the Fund’s Class 4 shares, including services to owners or prospective owners of variable contracts issued by insurance companies that offered such share class as an investment option. The

18

Notes to Financial Statements	December 31, 2011

amount of compensation paid under the Plan by the Fund’s Class 4 shares was not to exceed 0.45% of the average daily net assets of the Fund attributable to such share class.

Directors’ Compensation The Fund pays no compensation to its directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to non-interested Directors are reflected on the Statement of Operations. These fees are allocated pro rata across all of the mutual fund platforms served by the Directors, including the Fund, and are based upon the relative net assets of each Fund within such platforms.

7.	Investment Transactions

Purchases and Sales of Securities The cost of purchases and the proceeds from sales of investments, other than short-term securities, for the year ended December 31, 2011 were as follows:

Non U.S. Government Securities
Purchases	Sales
$13,221,703	$19,608,529

8.	Income Taxes

The Fund is subject to ASC 740, Income Taxes. ASC 740 provides guidance for financial accounting and reporting for the effects of income taxes that result from an entity’s activities during the year. ASC 740 also provides guidance regarding how certain uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more likely than not” of being sustained by the applicable tax authority. There are no adjustments to the Fund’s net assets required under ASC 740. The Fund’s 2008, 2009, 2010 and 2011 fiscal years tax returns are still open to examination by the Federal and applicable state tax authorities.

At December 31, 2011, information on the tax components of capital was as follows:

	Gross Unrealized Tax		Net Tax Appreciation/(Depreciation)		Undistributed
Cost of Investments For Tax Purposes	Appreciation	Depreciation	Investments	Derivatives/ Currency	Income	Accumulated Capital Loss	Late-Year Losses
$29,873,322	$3,587,596	$(2,453,576)	$1,134,020	$1	$—	$(7,278,866)	$(9,985)

As of December 31, 2011, the Fund has capital loss carryovers as indicated below. Capital loss carryovers are available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

Amount
Short-Term	Long-Term	Expires
$6,866,202	$—	12/31/2017
412,664	—	12/31/2018

These amounts will be available to offset future taxable capital gains. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

19

Notes to Financial Statements	December 31, 2011

During the year ended December 31, 2011, the Fund utilized $1,864,022 of prior year capital loss carryovers.

Any qualified late-year loss is deemed to arise on the first day of the Fund’s next tax year (if the Fund elects to defer such loss). Under this regime, generally, the Fund can elect to defer any post-October capital loss and/or any late-year ordinary loss as defined by the Internal Revenue Code.

The Fund elected to defer qualified late-year losses for the year ended December 31, 2011 as follows:

Capital	Ordinary
$9,968	$17

The tax composition of distributions paid during the years ended December 31, 2011 and December 31, 2010 were as follows:

	Ordinary Income	Long-Term Capital Gains	Total
2011	$249,303	$—	$249,303
2010	369,300	—	369,300

Distributions to Shareholders The Fund declares and pays any dividends from net investment income annually. The Fund declares and pays any net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) futures investments organized as partnerships for tax purposes and losses deferred due to wash sale transactions. Reclassifications due to permanent book/tax differences are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the net asset value of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

The reclassifications for the year ended December 31, 2011 were as follows:

Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Capital Paid In
$3,476	$106	$(3,582)

9.	Recent Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011-04, Fair Value Measurement: Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. ASU 2011-04 amended wording resulting in common fair value measurement and disclosure requirements in U.S. GAAP and International Financial Reporting Standards (IFRS). In particular, the amendments clarify how to apply existing fair value measurement and disclosure requirements as well as expand disclosure about valuation techniques and unobservable inputs used in Level 3 fair value measurements. In addition, the amendments require a narrative description of Level 3 measurements’ sensitivity to changes in unobservable inputs if such changes significantly alter the fair value measurement. The amendments are applied prospectively and are effective for an annual period beginning after December 15, 2011.

Management of the Fund does not believe the adoption of ASU 2011-04 will materially impact the financial statement amounts, however, additional disclosures will be required about valuation techniques and inputs.

20

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors

GE Investments Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the U.S. Equity Fund, a series of GE Investments Funds, Inc., as of December 31, 2011, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the U.S. Equity Fund as of December 31, 2011, the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 27, 2012

21

Advisory and Administrative Agreement Renewal	(unaudited)

The Board of Directors of the GE Investments Funds, Inc. (the “Board”), including the independent Board members, considered and unanimously approved the continuance of the Fund’s Investment Advisory and Administration Agreement with GE Asset Management Incorporated (“GEAM”) at meetings held on December 6 and December 9, 2011.

In considering whether to approve the Fund’s investment advisory agreement, the Board members considered and discussed a substantial amount of information and analysis provided, at the Board’s request, by GEAM. The Board members also considered detailed information regarding performance and expenses of other investment companies, including those with similar investment strategies and sizes, which was prepared by independent third party provider Morningstar, Inc. (“Morningstar”). The Board members reviewed the fees charged by GEAM for other mutual funds and investment products other than mutual funds that employ the same investment strategy as the Fund. The Board had the opportunity to ask questions and request additional information in connection with its considerations.

Before approving the Fund’s investment advisory agreement, the Board members reviewed the information provided with management of GEAM and with independent legal counsel. The Board members also reviewed a memorandum prepared by independent legal counsel discussing the legal standards for the consideration of the proposed continuance. The independent Board members discussed the proposed continuance in detail during a private session with their independent legal counsel at which no representatives of GEAM were present. The independent Board members and their independent legal counsel requested, and received and considered, additional information from GEAM following these sessions.

In advance of the meetings, and in response to their request, the Board members received from GEAM written responses to their inquiries, which included substantial exhibits and other materials related to GEAM’s business and the services it provides to the Fund. The Board members took into account their multi-year experience as Board members and particularly their consideration of these types of agreements in recent years. The information was presented in a manner to facilitate comparison to prior periods and to reflect certain enhancements. To focus their review, the Board members asked GEAM management, in its oral presentation, to highlight material differences from the information presented in recent years.

During the meetings, the Board members had an opportunity to discuss this information with GEAM managers, including senior executives, representatives from the legal, compliance and finance departments, and investment personnel. The Board members posed questions to these representatives and engaged in substantive discussions with them concerning GEAM’s investment process.

In reaching their determination relating to continuance of the Fund’s investment advisory agreement, the Board members considered all factors that they deemed relevant, including the factors discussed below. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Board member may have attributed different weights to the various factors. In particular, the Board members focused on the following:

The Nature, Extent And Quality Of Services Provided.

The Board members reviewed the services provided by GEAM, taking into account their extensive past experiences with GEAM. They focused on the favorable attributes of GEAM, including (i) an investment philosophy oriented toward long-term performance; (ii) effective processes used for selecting investments and brokers; (iii) effective processes used for providing Fund administration, including controllership and compliance functions and oversight of the performance of other companies that provide services to the Fund; (iv) highly skilled professionals including analysts, research professionals, traders and portfolio managers with a depth of experience relevant to the Fund; (v) access to significant technological resources from which the Fund may benefit; and (vi) a favorable history and reputation. The Board members noted that the Fund represents only a small portion of the assets managed by GEAM, but benefits from a full array of services and resources provided by GEAM.

In light of these discussions, the Board, including the independent Board members, concluded that GEAM’s services continue to be satisfactory.

Investment Performance Of The Fund.

The Board members considered the investment performance of the Fund for various periods. The Board members reviewed detailed comparisons of the performance of the Fund with the relevant securities index and peer groupings of mutual funds prepared by Morningstar with respect to

22

Advisory and Administrative Agreement Renewal	(unaudited)

various periods. The Board members also engaged in detailed discussions with GEAM management about its investment process and performance results. These discussions focused on the Fund’s investment objective, the number and experience of portfolio management and supporting research personnel, the investment style and approach employed and the likely market cycles for the investment style and relative underperformance. The Board members discussed GEAM’s investment approach with respect to the Fund, and the reasons for the Fund’s relative underperformance.

The Board, including the independent Board members, concluded that the Fund’s performance was acceptable overall taking into consideration the factors discussed above.

Cost Of The Services Provided And Profits Realized From The Relationship With The Fund.

The Board members considered the fees paid to GEAM by the Fund and the cost of the services provided to the Fund by GEAM. The Board members reviewed the information they had requested from GEAM concerning its profitability. The Board members considered the profit margin information for GEAM’s investment company business as a whole, as well as GEAM’s profitability data for the Fund. The Board members reviewed GEAM’s assumptions and the methods of cost allocation used by GEAM in preparing Fund-specific profitability data. The Board members also discussed with GEAM the basis for its belief that the methods of allocation used were reasonable for each area of its business.

Information was presented regarding the financial condition of GEAM for various past periods. The Board members noted and discussed the additional services provided by GEAM to the Fund compared to other investment products managed by GEAM, and previously had been provided a study conducted by the Investment Company Institute that discusses and compares advisory fees and services for mutual funds and institutional separate accounts. The Board members determined that GEAM should be entitled to earn a reasonable level of profits for the services it provides to the Fund. The Board members also recognized that GEAM had made significant investments in its business in the past, and that GEAM continues to make substantial investments in fulfilling its obligations to the Fund and supporting its Fund-related activities.

Based on their review, the Board, including the independent Board members, concluded that they were satisfied that the level of profitability achieved by GEAM from its relationship with the Fund was not unreasonable or excessive.

The Extent To Which Economies Of Scale Would Be Realized As The Fund Grows And Whether Fee Levels Would Reflect Such Economies Of Scale.

Although the Board noted that the Fund experienced a slight decrease in assets over the past year, the Board members considered the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale for the benefit of Fund investors.

The Board members considered the substantial infrastructure investments that GEAM has made with respect to its operations and its commitment to continue investing resources to enhance services to Fund shareholders. The Board members recognized the benefits to the Fund of GEAM’s past investment in its operations through the expenditure of sums to support its substantial infrastructure, and that, with respect to all GEAM managed mutual funds, GEAM has not yet fully recouped that investment. The Board members also recognized the benefits to the Fund of being able to leverage a favorable cost structure achieved with respect to the Fund’s other operating expenses as a result of GEAM’s large overall base of assets under management and its vendor management practices.

Comparison Of Services To Be Rendered And Fees To Be Paid.

The Board members discussed the services provided to the Fund by GEAM, and the fees charged for those services. The Board members reviewed information concerning the fee and expense ratios for the Fund, and comparative information with respect to peer groupings of mutual funds prepared by Morningstar. They discussed that the Fund’s figures were within the applicable peer group ranges. In light of the foregoing, the Board, including the independent Board members, determined that the advisory fees were reasonable in relation to the services provided to the Fund.

Fall-Out Benefits.

The Board members considered other actual and potential financial benefits that GEAM may derive from its relationship

23

Advisory and Administrative Agreement Renewal	(unaudited)

with the Fund, including, to the extent applicable, soft dollar commission benefits generated through Fund portfolio transactions. The Board members noted, however, that the Fund benefits from the vast array of resources available through GEAM, and that the Fund represents only a small portion of the assets managed by GEAM.

Conclusion.

No single factor was determinative to the Board’s decision. Based on their discussion and such other matters as were deemed relevant, the Board, including the independent Board members, concluded that renewal of the investment advisory agreement was in the best interests of the Fund and its shareholders.

24

Additional Information	(unaudited)

Information about Directors and Executive Officers:

The business and affairs of the Funds are managed under the direction of the Funds’ Board of Directors. Information pertaining to the Directors and officers of the Funds is set forth below.

Interested Directors and Executive Officers

Michael J. Cosgrove

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    62

Position(s) Held with Fund    Chairman of the Board and President

Term of Office and Length of Time Served    Until successor is elected and qualified – 15 years

Principal Occupation(s) During Past 5 years    President of Mutual Funds and Global Investment Programs of GEAM since November 2011; President and Chief Executive Officer – Mutual Funds and Intermediary Business of GEAM from March 2007 to November 2011; Executive Vice President of GEAM from February 1997 to March 2007; and Executive Vice President-Mutual Funds of GEAM from March 1993 to March 2007.

Number of Portfolios in Fund Complex Overseen by Director    28

Other Directorships Held by Director    Chairman of the Board and President of GE Institutional Funds since 1997; Trustee of Elfun Funds, GE Savings & Security Funds, General Relief and Loan Fund and General Electric Pension Trust since 1988; Director of GEAM since 1988; Trustee of Fordham University from 2002 to June 30, 2010 and since July 2011; Director of Skin Cancer Foundation since August 2010; Board of Governors for the Investment Company Institute; Director, GE Asset Management (Ireland) Limited, since February 1999, GE Asset Management Funds Plc since 1998, GE Asset Management Canada Company since 1998, GE Asset Management Limited since 1998 and GEAM since 1988; Chairman of the Board and President of GE Funds from 1993 to February 2011; and Trustee, GE Volunteers from 1993 to June 2010.

Matthew J. Simpson

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    50

Position(s) Held with Fund    Director and Executive Vice President

Term of Office and Length of Time Served    Until successor is elected and qualified – 4 years

Principal Occupation(s) During Past 5 years    Executive Vice President, General Counsel and Secretary of GEAM since July 2007; Secretary of Elfun Funds and GE Savings & Security Funds since July 2007; Senior Vice President and General Counsel – Marketing and Client Services (formerly Asset Management Services) at GEAM and Senior Vice President and General Counsel of GE Asset Management Services from February 1997 to July 2007; Vice President and Associate General Counsel of GEAM from October 1992 to February 1997; Secretary of GE Institutional Funds and GE Investments Funds, Inc. from 1997 to July 2007 and Vice President from September 2003 to July 2007; Assistant Secretary of Elfun Funds and GE Savings & Security Funds from 1998 to July 2007 and Vice President from October 2003 to July 2007; Secretary of GE Funds from 1993 to July 2007 and Vice President from September 2003 to July 2007.

Number of Portfolios in Fund Complex Overseen by Director    28

Other Directorships Held by Director    Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since July 2007; Trustee of GE Institutional Funds since July 2007; Director of GEAM since July 2007; and Trustee of GE Funds from July 2007 to February 2011.

25

Additional Information	(unaudited)

Joon Won Choe

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    42

Position(s) Held with Fund    Vice President & Secretary

Term of Office and Length of Time Served    Until successor is elected and qualified – Vice President and Secretary – 1 year

Principal Occupation(s) During Past 5 years    Senior Vice President and Deputy General Counsel at GEAM since March 2011; Vice President and Secretary of GE Institutional Funds since September 2010; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since September 2010; Senior Vice President and Associate General Counsel at GEAM from June 2010 to March 2011; and Vice President and Associate General Counsel at GEAM from November 2005 to June 2010.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Robert Herlihy

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    44

Position(s) Held with Fund    Chief Compliance Officer

Term of Office and Length of Time Served    Until successor is elected and qualified — 6 years

Principal Occupation(s) During Past 5 years    Chief Compliance Officer of GEAM, GE Institutional Funds, Elfun Funds, and GE Savings & Security Funds since July 2005; Chief Compliance Officer of GE Funds from July 2005 to February 2011; and Manager of Fund Administration at GEAM from 2002 – 2005.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Arthur A. Jensen

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    45

Position(s) Held with Fund    Treasurer

Term of Office and Length of Time Served    Until successor is elected and qualified – less than 1 year

Principal Occupation(s) During Past 5 Years    Treasurer of GE Institutional Funds, Elfun Funds and GE Savings & Security Funds since June 2011; Mutual Funds Controller of GEAM since April 2011; Senior Vice President at Citigroup from 2008 to 2010 and Vice President at JPMorgan from 2005 to 2008.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

26

Additional Information	(unaudited)

Jeanne M. LaPorta

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    46

Position(s) Held with Fund    Vice President

Term of Office and Length of Time Served     Until successor is elected and qualified – 8 years

Principal Occupation(s) During Past 5 Years    Senior Vice President and Commercial Administrative Officer of GEAM since April 2010; Vice President of GE Institutional Funds since July 2003; Vice President of Elfun Funds and GE Savings & Security Funds since October 2003; Vice President and Secretary of GE Funds from July 2007 to February 2011; Senior Vice President and Deputy General Counsel of GEAM from October 2007 to April 2010; Vice President and Assistant Secretary of GE Funds from September 2003 to July 2007 and Assistant Secretary of Elfun Funds and GE Savings & Security Funds from July 2003 to June 2010; and Vice President and Associate General Counsel – Marketing and Client Services (formerly Asset Management Services) at GEAM from May 1997 to October 2007.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Non-Interested Directors

John R. Costantino

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    65

Position(s) Held with Fund    Director

Term of Office and Length of Time Served    Until successor is elected and qualified – 15 years

Principal Occupation(s) During Past 5 years    General Partner, NGN Capital LLC since 2006; Managing Director, Vice President of Walden Capital Management since 1996.

Number of Portfolios in Fund Complex Overseen by Director    20

Other Directorships Held by Director    Trustee of GE Institutional Funds since 1997; Trustee of Fordham University from 1989 to 1995 and from 2001 to 2007 and Trustee Emeritus since 2007; Trustee of Neuroscience Research Institute since 1986; Trustee of GE Funds from 1993 to February 2011; Trustee of Gregorian University Foundation from 1992-2007; and Director of Artes Medical from 2006-2008.

27

Additional Information	(unaudited)

R. Sheldon Johnson

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    65

Positions(s) Held with Fund    Director

Term of office and Length of Time served    Unit Successor is elected and qualified – less than 1 year.

Principal Occupation(s) During Past 5 years    Head of Global Institutional Equity Sales and Marketing at Morgan Stanley & Co., Inc. from 2002 to 2006 and Managing Director at Morgan Stanley & Co., Inc. from 1988 to 2006.

Number of Portfolios in Fund Complex Overseen by Director    20

Other Directorships Held by Director    Trustee of GE Institutional Funds since April 2011 and Trustee of St. Lawrence University since 2003.

Donna M. Rapaccioli

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    49

Position(s) Held with Fund    Director

Term of Office and Length of Time Served    Until successor is elected and qualified – Less than 1 year

Principal Occupation(s) During Past 5 Years    Dean of the Gabelli School of Business since 2007 and Accounting professor since 1987 at Fordham University.

Number of Portfolios in Fund Complex Overseen by Officer    20

Other Directorships Held by Director    Trustee of GE Institutional Funds since January 2012 and Trustee of Emmanuel College since 2010.

The Statement of Additional Information for the Funds includes additional information about the Directors and Officers and is available, without charge, upon request by calling 1-800-242-0134.

28

Investment Team	(unaudited)

Investment Adviser and Administrator

GE Asset Management Incorporated

Board of Directors

Michael J. Cosgrove, Chairman

John R. Costantino

R. Sheldon Johnson*

Donna M. Rapaccioli**

Matthew J. Simpson

Secretary

Joon Won Choe

Assistant Secretary

Michelle Matzelle

Treasurer

Arthur A. Jensen (effective June 6, 2011)

Assistant Treasurer

Casey Yantosca

Distributor

GE Investment Distributors, Inc.

Member FINRA and SIPC

Custodian

State Street Bank & Trust Company

Officers of the Investment Adviser

Dmitri Stockton, President and Chief Executive Officer (since May 2011)†

Cheryl H. Beacock, Senior Vice President, Human Resources

George A. Bicher, Chief Risk Officer

Paul M. Colonna, President and Chief Investment Officer – Fixed Income

Michael J. Cosgrove, President of Mutual Funds and Global Investment Programs

Gregory B. Hartch, Senior Vice President – Strategy and Business Development Leader

Ralph R. Layman, President and Chief Investment Officer – Public Equities

Maureen B. Mitchell, President of Global Sales and Marketing

Steven M. Rullo, Senior Vice President – Services and Technology

Matthew J. Simpson, Executive Vice President, General Counsel and Secretary

Donald W. Torey, President and Chief Investment Officer – Alternative Investments

David Wiederecht, President and Chief Investment Officer – Investment Strategies

Tracie A. Winbigler, Executive Vice President, Chief Financial Officer (since January 2011)

*	Mr. Johnson was elected as a Director of the Funds effective April 1, 2011.
**	Ms. Rapaccioli was elected as a Director of the Funds effective January 1, 2012.
†	Effective May 1, 2011, Mr. Stockton replaced James W. Ireland as President and Chief Executive Officer.

At GE Asset Management, we’re dedicated to providing the investment options you’ll need to tailor your financial portfolio to every stage of your life. Each member of the GE Family of Funds is managed according to the same principles of integrity and quality that have guided GE over the past century, and have made it the world-class company that it is today. Each fund draws strength from a heritage of investment management experience that spans more than 80 years. Whether you’re creating a new investment portfolio or adding to an established one, the GE Family of Funds offers an array of professionally managed investment options that will help you meet a lifetime of financial needs.

29

Investment Adviser

GE Asset Management Incorporated

1600 Summer Street

Stamford, CT 06905

or at:

PO Box 7900

Stamford, CT 06904-7900

Distributor

GE Investment Distributors, Inc.

member FINRA and SIPC

1600 Summer Street

Stamford, CT 06905

or at:

PO Box 7900

Stamford, CT 06904-7900

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-493-3042; (ii) on the Fund’s website at http://www.geam.com; and (iii) on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC – information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at http://www.geam.com; and (ii) on the Commission’s website at http://www.sec.gov.

GE Investments Funds, Inc.

S&P 500 Index Fund

Annual Report

December 31, 2011

GE Investments Funds, Inc.

S&P 500 Index Fund	Contents

This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract’s current prospectus and the current summary prospectus of the Fund available for investments thereunder.

Notes to Performance	December 31, 2011

The information provided on the performance pages relates to the GE Investments S&P 500 Index Fund (the “Fund”).

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Total returns shown are net of Fund fees and expenses but do not reflect fees and charges associated with the variable contracts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the Fund’s total returns for all periods shown.

The performance data quoted represents past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Periods less than one year are not annualized. Please call 800-493-3042 or visit the Fund’s website at http://www.geam.com for the most recent month-end performance data.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in the Fund is subject to risk, including possible loss of principal invested.

The S&P 500® Index is an unmanaged market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap U.S. stock market performance. The results shown for the foregoing index assume the reinvestment of net dividends or interest and do not reflect fees, expenses, or taxes. They do not reflect the actual cost of investing in the instruments that comprise the index.

The peer universe of the underlying annuity funds used for the peer group average annual total return calculation is based on a blend of Morningstar peer categories, as shown. Morningstar is an independent mutual fund rating service. A Fund’s performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to that of the Fund.

The S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation or warranty, express or implied, to the investors of the Fund or any member of the public regarding the advisability of investing in the securities generally or in this Fund particularly or the ability of the S&P 500 Index Fund to track general stock market performance.

©2012 Morningstar, Inc. All Rights Reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damage or losses relating from any use of this information. Past performance is no guarantee of future results.

GE Investment Distributors, Inc., Member of FINRA & SIPC, is the principal underwriter and distributor of the GE Investments Funds, Inc. and a wholly owned subsidiary of GE Asset Management Incorporated, the investment adviser of the Fund.

1

S&P 500 Index Fund	(unaudited)

SSgA Funds Management, Inc. (“SSgA FM”) is the sub-adviser to the S&P 500 Index Fund. SSgA FM is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended, and is a wholly owned subsidiary of State Street Corporation (State Street), a publicly held bank holding company. SSgA FM, State Street and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street. The Fund is managed by a team of portfolio managers composed of the following members: Karl A. Schneider and John Tucker.

Karl A. Schneider, CAIA, is a Vice President of SSgA FM and Head of US Equity Strategies for the Global Equity Beta Solutions Team (GEBS), where in addition to overseeing the management of the US equity index strategies, he also serves as a portfolio manager for a number of the group’s passive equity portfolios. Previously with GEBS, he served as a portfolio manager and product specialist for synthetic beta strategies, including commodities, buy/write, and hedge fund replication. Mr. Schneider is also a member of the SSgA Derivatives Committee. Mr. Schneider joined State Street in 1996. He holds a BS degree in Finance and Investments from Babson College and an MS degree in Finance from Boston College. Mr. Schneider has earned the Chartered Alternative Investment Analyst designation and is a member of the CAIA Association.

John F. Tucker, CFA, is a Managing Director of SSgA FM and Co-Head of Passive Equity Strategies in North America. He is responsible for overseeing the management of all equity index strategies and exchange traded funds managed in Boston and Montreal. Mr. Tucker is a member of the Senior Management Group. Previously, Mr. Tucker was head of the Structured Products group in SSgA’s London office, where he was responsible for the management of all index strategies in the firm’s second largest investment center. Prior to joining the investment management group, he was the Operations Manager for SSgA’s International Structured Products group, where he was responsible for the operations staff and functions. Mr. Tucker joined State Street in 1988. Mr. Tucker received a BA from Trinity College and an MS in Finance from Boston College. He has also earned the Chartered Financial Analyst designation and is a member of the Boston Security Analysts Society and the CFA Institute.

Q.	How did the GE Investments S&P 500 Index Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended December 31, 2011?

A.

For the twelve-month period ended December 31, 2011, the GE Investments S&P 500 Index Fund returned 1.71% for Class 1 shares. The S&P 500® Index (S&P 500 Index), the Fund’s benchmark, returned 2.11% and the Fund’s Morningstar peer group of 350 U.S. Insurance Large Growth Funds returned an average of (1.46%) over the same period.

Q.	What market conditions affected the Fund’s performance?

A.	Stocks started 2011 strongly and continued their upward climb until late February when violence erupted in Libya, spurring a leap in oil prices. When the devastation and nuclear aftermath from events in Japan became evident, the S&P 500 Index briefly slipped into red on a year-to-date basis. Then after losing ground in both May and June, U.S. equities continued to build on an unwelcome pattern of increasing monthly declines during the course of the third quarter primarily due to the U.S. credit downgrade and Eurozone credit crisis. The final quarter of 2011 produced the same mixture of themes and shifts in emotion that had already become characteristic of an unusually difficult year for investors. Hopes for progress in Europe helped U.S. stocks advance and the S&P 500 Index ended the year with an 11.8% return for the fourth quarter, and a 2.1% return for the whole year.

Q.	What were the primary drivers of the Fund’s performance?

A.	By utilizing a passive, full replication investment style, the Fund owns the same stocks and sectors in approximately the same weights as the S&P 500 Index. As of December 31, 2011, the four largest sectors in the S&P 500 Index were Information Technology (18.8%), Financials (13.3%), Energy (12.1%), and Health Care (11.7%). The highest returning sector for the last twelve months was Utilities (+19.9%) followed by Consumer Staples (+14.0%). The lowest returning sectors were Financials (-17.1%) and Materials (-9.8%). The Fund’s performance was not materially impacted by IPO events, M&A activity, nor any security or strategy that is not the principal strategy of the Fund.

2

(unaudited)

Q.	Were there any significant changes to the Fund during the period?

A.	Over the last twelve months there were 20 index addition/deletion changes announced by Standard & Poor’s that impacted the Fund. Not all the additions and deletions were bought and sold in the Fund, however, as many changes were as a result of a merger or acquisition, or a spin-off involving another S&P 500 Index constituent. Additionally, there were numerous index share changes throughout the period, as well as at each quarter’s end. Many of the share changes also required no trading, as the weight change within the portfolio was negligible.

3

S&P 500 Index Fund	(unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2011.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Additionally, the expenses shown do not reflect the fees or charges associated with variable contracts through which shares of the Fund are offered.

July 1, 2011 – December 31, 2011

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return**	1,000.00	960.80	1.98
Hypothetical 5% Return (2.5% for the period)	1,000.00	1,023.19	2.04

*	Expenses are equal to the Fund’s annualized expense ratio of 0.40% (for the period July 1, 2011 - December 31, 2011), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
**	Actual Fund Return for the six-month period ended December 31, 2011 was: -3.92%. Past performance does not guarantee future results.

4

S&P 500 Index Fund	(unaudited)

Investment Profile

A mutual fund designed for investors who seek growth of capital and accumulation of income that corresponds to the investment return of the Standard & Poor’s 500® Composite Stock Index (S&P 500 Index). The Fund seeks to replicate the return of the S&P 500® Index while holding transaction costs low and minimizing portfolio turnover.

Morningstar Performance Comparison

Based on average annual returns for periods ended 12/31/11

	One Year	Five Year	Ten Year
Number of Funds in peer group	350	294	192
Peer group average annual total return	-1.46%	-1.06%	2.39%
Morningstar category in peer group : U.S. Insurance Large Blend

Sector Allocation

as a % of Fair Value of $179,263 (in thousands) on December 31, 2011(b)(c)

Top Ten Largest Holdings

as of December 31, 2011 as a % of Fair Value(b)(c)

Exxon Mobil Corp.	3.54%
Apple Inc.	3.28%
International Business Machines Corp.	1.89%
Chevron Corp.	1.85%
Microsoft Corp.	1.69%
General Electric Co.	1.65%
The Procter & Gamble Co.	1.59%
Johnson & Johnson	1.56%
AT&T Inc.	1.55%
Pfizer Inc.	1.45%

Change in Value of a $10,000 Investment(a)

Class 1 Shares

Average Annual Total Returns

for the Periods Ended December 31, 2011

Class 1 Shares (Inception date 4/15/85)

	One Year	Five Year	Ten Year	Ending value of a $10,000 investment(a)
S&P 500 Index Fund	1.71%	-0.60%	2.56%	$12,877
S&P 500 Index	2.11%	-0.25%	2.92%	$13,340

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.
(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.
(c)	Fair Value basis is inclusive of short-term investment in GE Institutional Money Market Fund Investment Class.
*Less	than 0.05%

See Notes to Performance on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. Performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares and does not reflect the fees or charges that would be associated with variable contracts through which shares of the Fund are offered.

5

S&P 500 Index Fund

Schedule of Investments	December 31, 2011

S&P 500 Index Fund

	Number of Shares	Fair Value
Common Stock — 98.9%†

Advertising — 0.1%

Omnicom Group Inc.	4,280	$190,802
The Interpublic Group of Companies Inc.	6,930	67,429
		258,231

Aerospace & Defense — 2.6%

General Dynamics Corp.	5,567	369,704
Goodrich Corp.	1,984	245,421
Honeywell International Inc.	12,243	665,407
L-3 Communications Holdings Inc.	1,500	100,020
Lockheed Martin Corp.	4,352	352,077
Northrop Grumman Corp.	4,022	235,207
Precision Castparts Corp.	2,200	362,538
Raytheon Co.	5,469	264,590
Rockwell Collins Inc.	2,268	125,579
Textron Inc.	3,925	72,573
The Boeing Co.	11,486	842,498	(d)
United Technologies Corp.	14,072	1,028,522	(d)
		4,664,136

Agricultural Products — 0.2%

Archer-Daniels-Midland Co.	10,586	302,760

Air Freight & Logistics — 1.0%

CH Robinson Worldwide Inc.	2,500	174,450
Expeditors International of Washington Inc.	3,200	131,072
FedEx Corp.	4,911	410,118
United Parcel Service Inc.	15,196	1,112,195
		1,827,835

Airlines — 0.1%

Southwest Airlines Co.	12,949	110,843

Aluminum — 0.1%

Alcoa Inc.	16,840	145,666	(d)

Apparel Retail — 0.5%

Abercrombie & Fitch Co.	1,300	63,492
Ltd Brands Inc.	3,888	156,881
Ross Stores Inc.	3,400	161,602
The Gap Inc.	5,179	96,070
TJX Companies Inc.	5,980	386,009
Urban Outfitters Inc.	1,700	46,852	(a)
		910,906

Apparel, Accessories & Luxury Goods — 0.3%

Coach Inc.	4,500	274,680

	Number of Shares	Fair Value

Ralph Lauren Corp.	1,000	$138,080
VF Corp.	1,402	178,040
		590,800

Application Software — 0.5%

Adobe Systems Inc.	7,884	222,881	(a,d)
Autodesk Inc.	3,348	101,545	(a)
Citrix Systems Inc.	2,900	176,088	(a)
Intuit Inc.	4,600	241,914
Salesforce.com Inc.	2,100	213,066	(a)
		955,494

Asset Management & Custody Banks — 1.1%

Ameriprise Financial Inc.	3,604	178,903
BlackRock Inc.	1,600	285,184
Federated Investors Inc.	1,500	22,725
Franklin Resources Inc.	2,300	220,938
Invesco Ltd.	6,800	136,612
Legg Mason Inc.	1,800	43,290
Northern Trust Corp.	3,700	146,742
State Street Corp.	7,700	310,387	(c)
T Rowe Price Group Inc.	4,100	233,495
The Bank of New York Mellon Corp.	18,903	376,359
		1,954,635

Auto Parts & Equipment — 0.2%

Borgwarner Inc.	1,700	108,358	(a)
Johnson Controls Inc.	10,446	326,542
		434,900

Automobile Manufacturers — 0.4%

Ford Motor Co.	59,627	641,587	(a)

Automotive Retail — 0.2%

AutoNation Inc.	886	32,667	(a)
AutoZone Inc.	444	144,287	(a)
CarMax Inc.	3,400	103,632	(a)
O’Reilly Automotive Inc.	1,900	151,905	(a)
		432,491

Biotechnology — 1.2%

Amgen Inc.	12,381	794,984	(d)
Biogen Idec Inc.	3,800	418,190	(a)
Celgene Corp.	7,163	484,219	(a)
Gilead Sciences Inc.	12,149	497,259	(a)
		2,194,652

Brewers — 0.1%

Molson Coors Brewing Co.	2,698	117,471

Broadcasting — 0.3%

CBS Corp.	10,309	279,786
Discovery Communications Inc.	4,100	167,977	(a)
Scripps Networks Interactive Inc.	1,600	67,872
		515,635

See Notes to Schedule of Investments and Notes to Financial Statements.

6

S&P 500 Index Fund

Schedule of Investments	December 31, 2011

	Number of Shares	Fair Value

Building Products — 0.0%*

Masco Corp.	5,990	$62,775

Cable & Satellite — 1.0%

Cablevision Systems Corp.	3,900	55,458
Comcast Corp.	42,558	1,009,050
DIRECTV	11,000	470,360	(a)
Time Warner Cable Inc.	5,096	323,953
		1,858,821

Casinos & Gaming — 0.1%

International Game Technology	4,500	77,400
Wynn Resorts Ltd.	1,300	143,637
		221,037

Coal & Consumable Fuels — 0.2%

Alpha Natural Resources Inc.	3,300	67,419	(a)
Consol Energy Inc.	3,600	132,120
Peabody Energy Corp.	4,279	141,678
		341,217

Commercial Printing — 0.0%

RR Donnelley & Sons Co.	2,599	37,504

Communications Equipment — 2.1%

Cisco Systems Inc.	83,864	1,516,261	(d)
F5 Networks Inc.	1,300	137,956	(a)
Harris Corp.	1,700	61,268
JDS Uniphase Corp.	3,650	38,106	(a)
Juniper Networks Inc.	8,100	165,321	(a)
Motorola Mobility Holdings Inc.	4,243	164,628	(a)
Motorola Solutions Inc.	4,335	200,667
Qualcomm Inc.	26,129	1,429,256
		3,713,463

Computer & Electronics Retail — 0.1%

Best Buy Company Inc.	4,900	114,513
GameStop Corp.	2,300	55,499	(a)
		170,012

Computer Hardware — 3.9%

Apple Inc.	14,539	5,888,295	(a)
Dell Inc.	24,128	352,993	(a,d)
Hewlett-Packard Co.	31,049	799,822
		7,041,110

Computer Storage & Peripherals — 0.7%

EMC Corp.	31,914	687,428	(a)
Lexmark International Inc.	1,000	33,070
NetApp Inc.	5,700	206,739	(a)
SanDisk Corp.	3,800	186,998	(a)
Western Digital Corp.	3,800	117,610	(a)
		1,231,845

	Number of Shares	Fair Value

Construction & Engineering — 0.2%

Fluor Corp.	2,578	$129,545
Jacobs Engineering Group Inc.	1,800	73,044	(a)
Quanta Services Inc.	3,200	68,928	(a)
		271,517

Construction & Farm Machinery & Heavy Trucks — 1.1%

Caterpillar Inc.	10,032	908,899
Cummins Inc.	3,056	268,989
Deere & Co.	6,440	498,134
Joy Global Inc.	1,600	119,952
PACCAR Inc.	5,803	217,438
		2,013,412

Construction Materials — 0.0%*

Vulcan Materials Co.	2,000	78,700

Consumer Electronics — 0.0%*

Harman International Industries Inc.	1,200	45,648

Consumer Finance — 0.8%

American Express Co.	16,091	759,012	(d)
Capital One Financial Corp.	7,125	301,316
Discover Financial Services	8,498	203,952
SLM Corp.	7,600	101,840
		1,366,120

Data Processing & Outsourced Services — 1.4%

Automatic Data Processing Inc.	7,580	409,396
Computer Sciences Corp.	2,282	54,083
Fidelity National Information Services Inc.	4,000	106,360
Fiserv Inc.	2,078	122,062	(a)
Mastercard Inc.	1,650	615,153
Paychex Inc.	5,125	154,314
The Western Union Co.	9,524	173,908
Total System Services Inc.	2,902	56,763
Visa Inc.	8,000	812,240
		2,504,279

Department Stores — 0.3%

JC Penney Company Inc.	2,287	80,388
Kohl’s Corp.	4,000	197,400
Macy’s Inc.	6,530	210,135
Nordstrom Inc.	2,492	123,877
Sears Holdings Corp.	519	16,494
		628,294

Distillers & Vintners — 0.2%

Beam Inc.	2,541	130,175
Brown-Forman Corp.	1,547	124,549
Constellation Brands Inc.	2,400	49,608	(a)
		304,332

See Notes to Schedule of Investments and Notes to Financial Statements.

7

S&P 500 Index Fund

Schedule of Investments	December 31, 2011

	Number of Shares	Fair Value

Distributors — 0.1%

Genuine Parts Co.	2,496	$152,755

Diversified Chemicals — 0.9%

Eastman Chemical Co.	2,318	90,541
EI du Pont de Nemours & Co.	14,361	657,447
FMC Corp.	1,100	94,644
PPG Industries Inc.	2,437	203,465
The Dow Chemical Co.	18,194	523,259
		1,569,356

Diversified Financial Services — 4.0%

Bank of America Corp.	157,029	873,081
Citigroup Inc.	45,270	1,191,054
Comerica Inc.	2,756	71,105
JPMorgan Chase & Co.	59,250	1,970,063	(d)
US Bancorp	30,109	814,448
Wells Fargo & Co.	82,102	2,262,731
		7,182,482

Diversified Metals & Mining — 0.3%

Freeport-McMoRan Copper & Gold Inc.	14,810	544,860
Titanium Metals Corp.	1,600	23,968
		568,828

Diversified REITs — 0.1%

Vornado Realty Trust	2,847	218,820

Diversified Support Services — 0.1%

Cintas Corp.	1,900	66,139
Iron Mountain Inc.	2,700	83,160
		149,299

Drug Retail — 0.7%

CVS Caremark Corp.	20,327	828,935
Walgreen Co.	14,113	466,576
		1,295,511

Education Services — 0.1%

Apollo Group Inc.	1,900	102,353	(a)
DeVry Inc.	800	30,768
		133,121

Electric Utilities — 2.1%

American Electric Power Company Inc.	7,625	314,989	(d)
Duke Energy Corp.	20,809	457,798
Edison International	5,242	217,019
Entergy Corp.	2,785	203,444
Exelon Corp.	10,452	453,303
FirstEnergy Corp.	6,654	294,772
NextEra Energy Inc.	6,462	393,407
Northeast Utilities	2,600	93,782
Pepco Holdings Inc.	3,300	66,990

	Number of Shares	Fair Value

Pinnacle West Capital Corp.	1,600	$77,088
PPL Corp.	8,944	263,132
Progress Energy Inc.	4,556	255,227
The Southern Co.	13,258	613,713
		3,704,664

Electrical Components & Equipment — 0.5%

Cooper Industries PLC	2,600	140,790
Emerson Electric Co.	11,438	532,896
Rockwell Automation Inc.	2,168	159,066
Roper Industries Inc.	1,400	121,618
		954,370

Electronic Components — 0.2%

Amphenol Corp.	2,500	113,475
Corning Inc.	24,539	318,516
		431,991

Electronic Equipment & Instruments — 0.0%*

FLIR Systems Inc.	2,700	67,689

Electronic Manufacturing Services — 0.2%

Jabil Circuit Inc.	2,900	57,014
Molex Inc.	1,750	41,755
TE Connectivity Ltd.	6,900	212,589
		311,358

Environmental & Facilities Services — 0.3%

Republic Services Inc.	5,250	144,638
Stericycle Inc.	1,400	109,088	(a)
Waste Management Inc.	7,303	238,881
		492,607

Fertilizers & Agricultural Chemicals — 0.5%

CF Industries Holdings Inc.	970	140,631
Monsanto Co.	8,223	576,186	(d)
The Mosaic Co.	4,600	231,978
		948,795

Food Distributors — 0.2%

Sysco Corp.	9,244	271,127

Food Retail — 0.3%

Safeway Inc.	5,100	107,304
SUPERVALU Inc.	3,213	26,090
The Kroger Co.	9,266	224,423
Whole Foods Market Inc.	2,400	166,992
		524,809

Footwear — 0.3%

NIKE Inc.	5,910	569,547

Gas Utilities — 0.1%

AGL Resources Inc.	1,800	76,068
ONEOK Inc.	1,700	147,373
		223,441

See Notes to Schedule of Investments and Notes to Financial Statements.

8

S&P 500 Index Fund

Schedule of Investments	December 31, 2011

	Number of Shares	Fair Value

General Merchandise Stores — 0.5%

Big Lots Inc.	800	$30,208	(a)
Dollar Tree Inc.	1,900	157,909	(a)
Family Dollar Stores Inc.	1,800	103,788
Target Corp.	10,449	535,198
		827,103

Gold — 0.3%

Newmont Mining Corp.	7,628	457,756

Healthcare Distributors — 0.4%

AmerisourceBergen Corp.	4,161	154,748
Cardinal Health Inc.	5,351	217,304
McKesson Corp.	3,802	296,214
Patterson Companies Inc.	1,700	50,184
		718,450

Healthcare Equipment — 1.7%

Baxter International Inc.	8,729	431,911	(d)
Becton Dickinson and Co.	3,288	245,679
Boston Scientific Corp.	24,843	132,662	(a)
CareFusion Corp.	3,375	85,759	(a)
Covidien PLC	7,700	346,577
CR Bard Inc.	1,302	111,321
Edwards Lifesciences Corp.	1,800	127,260	(a)
Intuitive Surgical Inc.	620	287,066	(a)
Medtronic Inc.	16,232	620,874
St Jude Medical Inc.	4,992	171,226
Stryker Corp.	5,152	256,106
Varian Medical Systems Inc.	1,900	127,547	(a)
Zimmer Holdings Inc.	2,700	144,234	(a)
		3,088,222

Healthcare Facilities — 0.0%*

Tenet Healthcare Corp.	7,895	40,501	(a)

Healthcare Services — 0.6%

DaVita Inc.	1,400	106,134	(a)
Express Scripts Inc.	7,600	339,644	(a)
Laboratory Corporation of America Holdings	1,600	137,552	(a)
Medco Health Solutions Inc.	5,966	333,499	(a)
Quest Diagnostics Inc.	2,400	139,344
		1,056,173

Healthcare Supplies — 0.0%*

DENTSPLY International Inc.	2,100	73,479

Healthcare Technology — 0.1%

Cerner Corp.	2,200	134,750

Home Entertainment Software — 0.1%

Electronic Arts Inc.	5,400	111,240	(a)

	Number of Shares	Fair Value

Home Furnishings — 0.0%*

Leggett & Platt Inc.	1,900	$43,776

Home Improvement Retail — 0.8%

Lowe’s Companies Inc.	19,902	505,113
Orchard Supply Hardware Stores Corp.	23	173	(g)
The Home Depot Inc.	24,233	1,018,755
		1,524,041

Homebuilding — 0.1%

DR Horton Inc.	3,700	46,657
Lennar Corp.	2,100	41,265
Pulte Group Inc.	6,435	40,605	(a)
		128,527

Homefurnishing Retail — 0.1%

Bed Bath & Beyond Inc.	3,800	220,286	(a)

Hotels, Resorts & Cruise Lines — 0.1%

Carnival Corp.	7,200	235,008

Hotels, Resorts & Cruise Lines — 0.2%

Marriott International Inc.	4,014	117,088
Starwood Hotels & Resorts Worldwide Inc.	2,900	139,113
Wyndham Worldwide Corp.	2,249	85,080
		341,281

Household Appliances — 0.0%*

Whirlpool Corp.	1,143	54,235

Household Products — 2.3%

Colgate-Palmolive Co.	7,472	690,338
Kimberly-Clark Corp.	6,136	451,364	(d)
The Clorox Co.	1,984	132,055
The Procter & Gamble Co.	42,773	2,853,387
		4,127,144

Housewares & Specialties — 0.0%*

Newell Rubbermaid Inc.	4,256	68,734

Human Resource & Employment Services — 0.0%*

Robert Half International Inc.	2,100	59,766

Hypermarkets & Super Centers — 1.2%

Costco Wholesale Corp.	6,717	559,660
Wal-Mart Stores Inc.	27,287	1,630,671
		2,190,331

Independent Power Producers & Energy Traders — 0.1%

Constellation Energy Group Inc.	3,003	119,129
NRG Energy Inc.	3,500	63,420	(a)

See Notes to Schedule of Investments and Notes to Financial Statements.

9

S&P 500 Index Fund

Schedule of Investments	December 31, 2011

	Number of Shares	Fair Value

The AES Corp.	10,600	$125,504	(a)
		308,053

Industrial Conglomerates — 2.6%

3M Co.	10,980	897,395
Danaher Corp.	8,900	418,656
General Electric Co.	164,862	2,952,678	(f)
Tyco International Ltd.	7,100	331,641
		4,600,370

Industrial Gases — 0.5%

Air Products & Chemicals Inc.	3,332	283,853	(d)
Airgas Inc.	1,100	85,888
Praxair Inc.	4,665	498,688
		868,429

Industrial Machinery — 0.9%

Dover Corp.	2,858	165,907
Eaton Corp.	5,400	235,062
Flowserve Corp.	800	79,456
Illinois Tool Works Inc.	7,727	360,928
Ingersoll-Rand PLC	4,700	143,209
Pall Corp.	1,778	101,613
Parker Hannifin Corp.	2,372	180,865
Snap-on Inc.	1,009	51,076
Stanley Black & Decker Inc.	2,692	181,979
Xylem Inc./NY	3,026	77,738
		1,577,833

Industrial REITs — 0.1%

ProLogis Inc.	7,299	208,678

Insurance Brokers — 0.3%

Aon Corp.	5,036	235,685
Marsh & McLennan Companies Inc.	8,253	260,960
		496,645

Integrated Oil & Gas — 7.1%

Chevron Corp.	31,158	3,315,211
ConocoPhillips	20,719	1,509,794
Exxon Mobil Corp.	74,793	6,339,455	(d)
Hess Corp.	4,670	265,256	(d)
Murphy Oil Corp.	2,900	161,646
Occidental Petroleum Corp.	12,579	1,178,652
		12,770,014

Integrated Telecommunication Services — 2.8%

AT&T Inc.	92,180	2,787,523
CenturyLink Inc.	9,499	353,363
Frontier Communications Corp.	14,674	75,571
Verizon Communications Inc.	43,967	1,763,956
Windstream Corp.	9,143	107,339
		5,087,752

Internet Retail — 0.8%

Amazon.com Inc.	5,600	969,360	(a)

	Number of Shares	Fair Value

Expedia Inc.	1,550	$44,981
Netflix Inc.	900	62,361	(a)
priceline.com Inc.	790	369,491	(a)
Tripadvisor Inc.	1,550	39,076	(a)
		1,485,269

Internet Software & Services — 2.0%

Akamai Technologies Inc.	2,500	80,700	(a)
eBay Inc.	17,700	536,841	(a)
Google Inc.	3,924	2,534,512	(a)
VeriSign Inc.	2,362	84,371
Yahoo! Inc.	19,589	315,971	(a)
		3,552,395

Investment Banking & Brokerage — 0.7%

E*Trade Financial Corp.	3,440	27,382	(a)
Morgan Stanley	22,796	344,903
The Charles Schwab Corp.	16,311	183,662
The Goldman Sachs Group Inc.	7,699	696,221
		1,252,168

IT Consulting & Other Services — 2.5%

Accenture PLC	10,100	537,623
Cognizant Technology Solutions Corp.	4,700	302,257	(a)
International Business Machines Corp.	18,430	3,388,908
SAIC Inc.	3,700	45,473	(a)
Teradata Corp.	2,600	126,126	(a)
		4,400,387

Leisure Products — 0.1%

Hasbro Inc.	1,696	54,085
Mattel Inc.	5,151	142,992
		197,077

Life & Health Insurance — 0.9%

Aflac Inc.	7,400	320,124
LIncoln National Corp.	4,642	90,148
MetLife Inc.	16,573	516,746
PrIncipal Financial Group Inc.	5,200	127,920
Prudential Financial Inc.	7,600	380,912
Torchmark Corp.	1,508	65,432
Unum Group	4,589	96,690
		1,597,972

Life Sciences Tools & Services — 0.4%

Agilent Technologies Inc.	5,285	184,605	(a)
Life Technologies Corp.	3,003	116,847	(a)
PerkinElmer Inc.	1,410	28,200
Thermo Fisher Scientific Inc.	5,928	266,582	(a)
Waters Corp.	1,500	111,075	(a)
		707,309

Managed Healthcare — 1.1%

Aetna Inc.	5,908	249,259

See Notes to Schedule of Investments and Notes to Financial Statements.

10

S&P 500 Index Fund

Schedule of Investments	December 31, 2011

	Number of Shares	Fair Value

Cigna Corp.	4,489	$188,538
Coventry Healthcare Inc.	2,400	72,888	(a)
Humana Inc.	2,527	221,390
UnitedHealth Group Inc.	16,676	845,140
WellPoint Inc.	5,600	371,000
		1,948,215

Metal & Glass Containers — 0.1%

Ball Corp.	2,732	97,560
Owens-Illinois Inc.	2,300	44,574	(a)
		142,134

Motorcycle Manufacturers — 0.1%

Harley-Davidson Inc.	3,700	143,819

Movies & Entertainment — 1.5%

News Corp.	34,200	610,128
The Walt Disney Co.	28,020	1,050,750
Time Warner Inc.	15,638	565,157
Viacom Inc.	8,813	400,198
		2,626,233

Multi-Line Insurance — 0.3%

American International Group Inc.	6,925	160,660	(a)
Assurant Inc.	1,300	53,378
Genworth Financial Inc.	8,400	55,020	(a)
Hartford Financial Services Group Inc.	6,704	108,940
Loews Corp.	4,866	183,205
		561,203

Multi-Sector Holdings — 0.0%*

Leucadia National Corp.	3,100	70,494

Multi-Utilities — 1.5%

Ameren Corp.	3,842	127,285
CenterPoint Energy Inc.	6,418	128,938
CMS Energy Corp.	3,600	79,488
Consolidated Edison Inc.	4,507	279,569
Dominion Resources Inc.	8,900	472,412
DTE Energy Co.	2,566	139,719
Integrys Energy Group Inc.	1,231	66,696
NiSource Inc.	4,115	97,978
PG&E Corp.	6,154	253,668
Public Service Enterprise Group Inc.	8,092	267,117
SCANA Corp.	1,700	76,602
Sempra Energy	3,775	207,625
TECO Energy Inc.	3,600	68,904
Wisconsin Energy Corp.	3,800	132,848
Xcel Energy Inc.	7,480	206,747
		2,605,596

Office Electronics — 0.0%*

Xerox Corp.	22,747	181,066

	Number of Shares	Fair Value

Office REITs — 0.1%

Boston Properties Inc.	2,300	$229,080

Office Services & Supplies — 0.1%

Avery Dennison Corp.	1,555	44,597
Pitney Bowes Inc.	2,932	54,359
		98,956

Oil & Gas Drilling — 0.2%

Diamond Offshore Drilling Inc.	1,100	60,786
Helmerich & Payne Inc.	1,600	93,376
Nabors Industries Ltd.	4,500	78,030	(a)
Noble Corp.	4,000	120,880
Rowan Companies Inc.	2,177	66,028	(a)
		419,100

Oil & Gas Equipment & Services — 1.7%

Baker Hughes Inc.	6,732	327,444
Cameron International Corp.	3,800	186,922	(a)
FMC Technologies Inc.	3,686	192,520
Halliburton Co.	14,391	496,633
National Oilwell Varco Inc.	6,500	441,935
Schlumberger Ltd.	20,946	1,430,821
		3,076,275

Oil & Gas Exploration & Production — 2.1%

Anadarko Petroleum Corp.	7,756	592,015
Apache Corp.	5,948	538,770
Cabot Oil & Gas Corp.	1,600	121,440
Chesapeake Energy Corp.	10,500	234,045
Denbury Resources Inc.	6,700	101,170	(a)
Devon Energy Corp.	6,492	402,504
EOG Resources Inc.	4,100	403,891
EQT Corp.	2,314	126,784
Marathon Oil Corp.	11,042	323,199
Newfield Exploration Co.	1,900	71,687	(a)
Noble Energy Inc.	2,700	254,853
Pioneer Natural Resources Co.	1,800	161,064
QEP Resources Inc.	2,900	84,970
Range Resources Corp.	2,400	148,656
Southwestern Energy Co.	5,500	175,670	(a)
		3,740,718

Oil & Gas Refining & Marketing — 0.3%

Marathon Petroleum Corp.	5,421	180,465
Sunoco Inc.	1,576	64,648
Tesoro Corp.	2,300	53,728	(a)
Valero Energy Corp.	9,000	189,450
		488,291

Oil & Gas Storage & Transportation — 0.5%

El Paso Corp.	11,782	313,048
Spectra Energy Corp.	9,977	306,793
The Williams Companies Inc.	8,986	296,718
		916,559

See Notes to Schedule of Investments and Notes to Financial Statements.

11

S&P 500 Index Fund

Schedule of Investments	December 31, 2011

	Number of Shares	Fair Value

Packaged Foods & Meats — 1.7%

Campbell Soup Co.	2,615	$86,923
ConAgra Foods Inc.	6,668	176,035
Dean Foods Co.	2,400	26,880	(a)
General Mills Inc.	9,962	402,564
HJ Heinz Co.	4,997	270,038
Hormel Foods Corp.	2,200	64,438
Kellogg Co.	3,890	196,717
Kraft Foods Inc.	27,290	1,019,554
McCormick & Company Inc.	2,000	100,840
Mead Johnson Nutrition Co.	3,250	223,373
Sara Lee Corp.	9,557	180,818
The Hershey Co.	2,284	141,106
The JM Smucker Co.	1,717	134,218
Tyson Foods Inc.	4,600	94,944
		3,118,448

Paper Packaging — 0.0%*

Bemis Company Inc.	1,362	40,969
Sealed Air Corp.	2,814	48,429
		89,398

Paper Products — 0.2%

International Paper Co.	6,775	200,540
MeadWestvaco Corp.	2,500	74,875
		275,415

Personal Products — 0.2%

Avon Products Inc.	6,728	117,538
The Estee Lauder Companies Inc.	1,700	190,944
		308,482

Pharmaceuticals — 6.2%
Abbott Laboratories	24,204	1,360,991	(d)
Allergan Inc.	4,855	425,978
Bristol-Myers Squibb Co.	26,318	927,446	(d)
Eli Lilly & Co.	15,743	654,279
Forest Laboratories Inc.	4,100	124,066	(a)
Hospira Inc.	2,639	80,146	(a)
Johnson & Johnson	42,586	2,792,790
Merck & Company Inc.	47,845	1,803,757
Mylan Inc.	6,965	149,469	(a)
Perrigo Co.	1,500	145,950
Pfizer Inc.	119,914	2,594,939
Watson Pharmaceuticals Inc.	2,000	120,680	(a)
		11,180,491

Property & Casualty Insurance — 2.1%

ACE Ltd.	5,200	364,624
Berkshire Hathaway Inc.	27,369	2,088,255	(a)
CIncinnati Financial Corp.	2,692	81,998
The Allstate Corp.	7,886	216,155	(d)
The Chubb Corp.	4,394	304,153
The Progressive Corp.	10,173	198,475
The Travelers Companies Inc.	6,399	378,629
XL Group Plc	5,300	104,781
		3,737,070

	Number of Shares	Fair Value

Publishing — 0.2%

Gannett Company Inc.	3,508	$46,902
The McGraw-Hill Companies Inc.	4,621	207,806
The Washington Post Co.	90	33,913
		288,621

Rail Roads — 0.9%

CSX Corp.	16,817	354,166
Norfolk Southern Corp.	5,318	387,469
Union Pacific Corp.	7,537	798,470
		1,540,105

Real Estate Services — 0.0%*

CBRE Group Inc. (REIT)	4,900	74,578	(a)

Regional Banks — 0.9%

BB&T Corp.	10,800	271,836
Fifth Third Bancorp	14,816	188,460
First Horizon National Corp.	4,055	32,440
Huntington Bancshares Inc.	13,934	76,498
KeyCorp	15,228	117,103
M&T Bank Corp.	1,900	145,046
PNC Financial Services Group Inc.	8,304	478,892
Regions Financial Corp.	18,468	79,412
SunTrust Banks Inc.	8,429	149,193
Zions Bancorporation	2,500	40,700
		1,579,580

Research & Consulting Services — 0.1%

Equifax Inc.	1,800	69,732
The Dun & Bradstreet Corp.	700	52,381
		122,113

Residential REITs — 0.3%

Apartment Investment & Management Co.	1,831	41,948
AvalonBay Communities Inc.	1,501	196,031
Equity Residential	4,700	268,041
		506,020

Restaurants — 1.6%

Chipotle Mexican Grill Inc.	500	168,870	(a)
Darden Restaurants Inc.	2,129	97,040
McDonald’s Corp.	15,990	1,604,277
Starbucks Corp.	11,498	529,023
Yum! Brands Inc.	7,129	420,682
		2,819,892

Retail REITs — 0.4%

Kimco Realty Corp.	6,500	105,560
Simon Property Group Inc.	4,537	585,001
		690,561

Semiconductor Equipment — 0.2%

Applied Materials Inc.	20,300	217,413	(d)

See Notes to Schedule of Investments and Notes to Financial Statements.

12

S&P 500 Index Fund

Schedule of Investments	December 31, 2011

	Number of Shares	Fair Value

KLA-Tencor Corp.	2,500	$120,625
Novellus Systems Inc.	1,000	41,290	(a)
Teradyne Inc.	2,500	34,075	(a)
		413,403

Semiconductors — 2.1%

Advanced Micro Devices Inc.	10,074	54,400	(a,d)
Altera Corp.	5,200	192,920
Analog Devices Inc.	4,700	168,166
Broadcom Corp.	7,550	221,668
First Solar Inc.	910	30,722	(a)
Intel Corp.	79,465	1,927,026	(d)
Linear Technology Corp.	3,400	102,102
LSI Corp.	10,092	60,047	(a)
Microchip Technology Inc.	3,000	109,890
Micron Technology Inc.	15,254	95,948	(a)
NVIDIA Corp.	9,300	128,898	(a)
Texas Instruments Inc.	18,051	525,465
Xilinx Inc.	4,187	134,235
		3,751,487

Soft Drinks — 2.4%

Coca-Cola Enterprises Inc.	4,818	124,208
Dr Pepper Snapple Group Inc.	3,300	130,284
PepsiCo Inc.	24,549	1,628,826	(d)
The Coca-Cola Co.	35,402	2,477,078	(d)
		4,360,396

Specialized Consumer Services — 0.0%*

H&R Block Inc.	4,492	73,354

Specialized Finance — 0.4%

CME Group Inc.	1,061	258,534
IntercontinentalExchange Inc.	1,100	132,605	(a)
Moody’s Corp.	3,184	107,237
NYSE Euronext	4,200	109,620
The NASDAQ OMX Group Inc.	1,700	41,667	(a)
		649,663

Specialized REITs — 0.8%

HCP Inc.	6,200	256,866
Healthcare Inc.	2,800	152,684
Host Hotels & Resorts Inc.	10,617	156,813
Plum Creek Timber Company Inc.	2,400	87,744
Public Storage	2,200	295,812
Ventas Inc.	4,500	248,085
Weyerhaeuser Co.	8,167	152,478
		1,350,482

Specialty Chemicals — 0.3%

Ecolab Inc.	4,652	268,932
International Flavors & Fragrances Inc.	1,247	65,368
Sigma-Aldrich Corp.	1,882	117,550
The Sherwin-Williams Co.	1,363	121,675
		573,525

	Number of Shares	Fair Value

Specialty Stores — 0.2%

Staples Inc.	11,050	$153,485
Tiffany & Co.	2,000	132,520
		286,005

Steel — 0.3%

Allegheny Technologies Inc.	1,751	83,698
Cliffs Natural Resources Inc.	2,200	137,170
Nucor Corp.	4,836	191,361
United States Steel Corp.	2,065	54,640
		466,869

Systems Software — 2.9%

BMC Software Inc.	2,900	95,062	(a)
CA Inc.	5,700	115,226
Microsoft Corp.	116,839	3,033,140	(d)
Oracle Corp.	61,452	1,576,244	(d)
Red Hat Inc.	2,900	119,741	(a)
Symantec Corp.	11,585	181,305	(a)
		5,120,718

Thrifts & Mortgage Finance — 0.1%

Hudson City Bancorp Inc.	9,600	60,000
People’s United Financial Inc.	5,400	69,390
		129,390

Tires & Rubber — 0.0%*

The Goodyear Tire & Rubber Co.	3,419	48,447	(a)

Tobacco — 2.0%

Altria Group Inc.	32,053	950,371
Lorillard Inc.	2,211	252,054
Philip Morris International Inc.	27,279	2,140,856
Reynolds American Inc.	5,300	219,526
		3,562,807

Trading Companies & Distributors — 0.2%

Fastenal Co.	4,500	196,245
WW Grainger Inc.	982	183,821
		380,066

Trucking — 0.0%*

Ryder System Inc.	931	49,473

Wireless Telecommunication Services — 0.3%

American Tower Corp.	6,100	366,061	(a)
MetroPCS Communications Inc.	4,600	39,928	(a)
Sprint Nextel Corp.	47,500	111,150	(a)
		517,139

Total Common Stock (Cost $152,072,688)		177,641,589

See Notes to Schedule of Investments and Notes to Financial Statements.

13

S&P 500 Index Fund

Schedule of Investments	December 31, 2011

	Number of Shares	Fair Value
Preferred Stock — 0.0%*

Orchard Supply Hardware Stores Corp. ** (Cost $252)	23	$—	(a,g)
Other Investments — 0.0%*
GEI Investment Fund (Cost $65,235)		62,625	(e)

Total Investments in Securities (Cost $152,138,175)		177,704,214
Short-Term Investments — 0.9%
GE Institutional Money Market Fund Investment Class 0.06% (Cost $1,559,190)		1,559,190	(b,e)

Total Investments (Cost $153,697,365)		179,263,404

Other Assets and Liabilities, net — 0.2%		292,179

NET ASSETS — 100.0%		$179,555,583

Other Information

The Fund had the following long futures contracts open at December 31, 2011

Description	Expiration date	Number of Contracts	Current Notional Value	Unrealized (Depreciation)
S&P 500 Emini Index Futures	March 2012	37	$2,317,310	$(648)

See Notes to Schedule of Investments and Notes to Financial Statements.

14

Notes to Schedule of Investments	December 31, 2011

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities information regarding holdings, allocations and other characteristics are presented as of a particular date to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security. See the prospectus for complete descriptions of investment objective, policies, risks and permissible investments.

(a)	Non-income producing security.

(b)	Coupon amount represents effective yield.

(c)	State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund’s custodian and accounting agent. Also affiliated with SSgA Management, Inc., the sub-adviser.

(d)	At December 31, 2011 , all or a portion of this security was reserved and/or pledged to cover collateral requirements for futures, options, forward foreign currency contracts and/or TBA’s.
(e)	GE Asset Management, the investment adviser of the Fund, also serves as investment adviser of the GEI Investment Fund and the GE Institutional Money Market Fund.

(f)	General Electric Co. is the parent company of GE Asset Management Incorporated, the Fund’s investment adviser.

(g)	Fair valued security.

*	Less than 0.05%.

**	Amount less than $0.50.

†	Percentages are based on net assets as of December 31, 2011.

Abbreviations:

REIT	Real Estate Investment Trust

15

Financial Highlights

Selected data based on a share outstanding throughout the fiscal years indicated

	12/31/11		12/31/10		12/31/09		12/31/08		12/31/07
Inception date	—		—		—		—		4/15/85
Net asset value, beginning of period	$22.37		$19.82		$15.99		$26.52		$26.06
Income/(loss) from investment operations:
Net investment income	0.44		0.40		0.38		0.52		0.47
Net realized and unrealized gains/(losses) on investments	(0.06)		2.54		3.84		(10.46)		0.86
Total income/(loss) from investment operations	0.38		2.94		4.22		(9.94)		1.33
Less distributions from:
Net investment income	0.44		0.39		0.39		0.50		0.47
Net realized gains	—		—		—		0.09		0.40
Total distributions	0.44		0.39		0.39		0.59		0.87
Net asset value, end of period	$22.31		$22.37		$19.82		$15.99		$26.52
TOTAL RETURN (a)	1.71%		14.84%		26.30%		(37.40)%		5.10%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$179,556		$217,344		$224,165		$209,176		$447,426
Ratios to average net assets:
Net investment income (loss)	1.73%		1.79%		2.05%		1.91%		1.62%
Net Expenses	0.40%	(b)(c)	0.33%	(b)(c)	0.43%	(b)	0.41%	(b)	0.39%
Gross Expenses	0.45%		0.38%		0.43%		0.41%		0.39%
Portfolio turnover rate	3%		4%		5%		4%		6%

Notes to Financial Highlights

(a)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions and do not include the effect of insurance contract charges. Past performance does not guarantee future results.
(b)	Reflects GE Asset Management’s waiver of a portion of the Fund’s management fee in an amount equal to the management fee earned by GEAM with respect to the Fund’s investment in the GE Institutional Money Market Fund or, prior to 2011, in another affiliated money market fund formerly managed by GEAM.
(c)	Reflects GE Asset Management’s contractual arrangement with the Company to limit the management fee charged to the Fund to 0.30% of the average daily net assets of the Fund.

The accompanying Notes are an integral part of these financial statements.

16

Statement of Assets and Liabilities December 31, 2011

ASSETS
Investments in securities, at Fair Value (cost $152,072,940)	$177,641,589
Investments in affiliated securities, at Fair Value (cost $65,235)	62,625
Short-term affiliated investments (at amortized cost)	1,559,190
Restricted cash	139,767
Receivable for investments sold	34,118
Income receivables	268,704
Receivable for fund shares sold	97
Other Assets	2,090
Total Assets	179,708,180

LIABILITIES
Payable for Fund shares redeemed	9,168
Payable to GEAM	45,133
Accrued custody and accounting expenses	35,076
Accrued other expenses	62,572
Variation margin payable	648
Total Liabilities	152,597
NET ASSETS	$179,555,583

NET ASSETS CONSIST OF
Capital paid in	207,116,260
Undistributed (distributions in excess of) net investment income	(11,761)
Accumulated net realized gain (loss)	(53,114,307)
Net unrealized appreciation / (depreciation) on:
Investments	25,566,039
Futures	(648)
NET ASSETS	$179,555,583

CLASS I
NET ASSETS	179,555,583
Shares outstanding ($0.01 par value; unlimited shares authorized)	8,048,318
Net asset value per share	22.31

The accompanying Notes are an integral part of these financial statements.

17

Statement of Operations For the period ending December 31, 2011

INVESTMENT INCOME
Income
Dividends	$4,134,755
Interest	101,546
Interest from affiliated investments	2,720
Total Income	4,239,021

Expenses
Advisory and administration fees	702,973
Transfer agent fees	3,799
Director’s fees	8,125
Custody and accounting expenses	56,097
Professional fees	30,562
Printing costs	68,828
Other expenses	36,390
Total expenses before waiver and reimbursement	906,774
Less: Expenses waived or borne by the adviser	(3,387)
Less: Expenses reimbursed by the adviser	(99,930)
Net expenses	803,457
Net investment income	3,435,564

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain on:
Investments	2,717,139
Futures	177,955

Increase (decrease) in unrealized appreciation/depreciation on:
Investments	(2,498,661)
Futures	(75,515)
Net realized and unrealized gain on Investments	320,918
Net increase in net assets resulting from operations	$3,756,482

The accompanying Notes are an integral part of these financial statements.

18

Statements of Changes in Net Assets
	Year Ended December 31, 2011	Year Ended December 31, 2010

INCREASE (DECREASE) IN NET ASSETS	Rounded
Operations:
Net investment income	$3,435,564	$3,779,454
Net realized gain (loss) on investments and futures	2,895,094	(3,346,379)
Net increase (decrease) in unrealized appreciation/(depreciation) on investments and futures	(2,574,176)	28,656,653
Net increase from operations	3,756,482	29,089,728

Distributions to shareholders from:
Net investment income	(3,467,935)	(3,730,010)
Total distributions	(3,467,935)	(3,730,010)
Increase in assets from operations and distributions	288,547	25,359,718
Share transactions:
Proceeds from sale of shares	3,811,699	2,496,222
Value of distributions reinvested	3,467,935	3,730,010
Cost of shares redeemed	(45,356,166)	(38,407,507)
Net decrease from share transactions	(38,076,532)	(32,181,275)
Total decrease in net assets	(37,787,985)	(6,821,557)

NET ASSETS
Beginning of period	217,343,568	224,165,125
End of period	$179,555,583	$217,343,568
Undistributed (distributions in excess of) net investment income (end of period)	$(13,910)	$19,127

CHANGES IN FUND SHARES

Shares sold	169,212	119,058
Issued for distributions reinvested	156,425	166,444
Shares redeemed	(1,993,589)	(1,880,228)
Net increase (decrease) in fund shares	(1,667,952)	(1,594,726)

The accompanying Notes are an integral part of these financial statements.

19

Notes to Financial Statements	December 31, 2011

1. Organization of the Company

GE Investments Funds, Inc. (the “Company”) was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is composed of fourteen investment portfolios (collectively the “Funds”), although only the following eleven are currently being offered: U.S. Equity Fund, S&P 500 Index Fund (the “Fund”), Premier Growth Equity Fund, Core Value Equity Fund, Mid-Cap Equity Fund, Small-Cap Equity Fund, International Equity Fund, Total Return Fund, Income Fund, Money Market Fund and Real Estate Securities Fund.

Shares of the Funds of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. GE Asset Management Incorporated (“GEAM”) is the investment adviser and administrator of each of the Funds.

2.	Summary of Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Subsequent events after the balance sheet date through the date the financial statements were issued, have been evaluated in the preparation of the financial statements.

There are no items to report.

The following summarizes the significant accounting policies of the Company:

Securities Valuation and Transactions. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Securities transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

Derivatives The Fund is subject to equity price risk in the normal course of pursuing its investment objective. The

Fund may enter into derivative transactions to gain market exposure for residual and accumulating cash positions.

Futures Contracts A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. The Fund invested in futures for a variety of portfolio management purposes such as hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions, gaining market exposure for accumulating and residual cash positions, or when the transactions are economically appropriate to the reduction of risks inherent in the management of the Fund. Buying futures tends to increase a Fund’s exposure to the underlying instrument while selling futures tends to decrease a Fund’s exposure to the underlying instrument or to hedge other Fund investments. The Fund will not enter into a transaction involving futures for speculative purposes. With futures contracts, there is minimal counterparty credit risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all traded futures, guarantees the futures against default. A Fund’s risks in using these contracts include changes in the value of the underlying instruments, non- performance of the counterparties under the contracts’ terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain or loss upon the expiration or closing of a futures contract.

Investment Income Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis.

20

Notes to Financial Statements	December 31, 2011

Expenses Fund specific expenses are allocated to the Fund that incurs such expenses. Such expenses may include custodial fees, legal and accounting fees, printing costs and registration fees. Expenses that are not fund specific are allocated pro rata across the Funds. Expenses of the Fund are generally paid directly by the Fund however, expenses may be paid by GEAM and reimbursed by the Fund.

Federal Income Taxes The Fund intends to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of its taxable net investment income and net realized capital gains to its shareholders. Therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes.

3.	Securities Valuation

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a framework for measuring fair value and providing related disclosures. Broadly, the framework requires fair value to be determined based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants at the measurement date. In the absence of active markets for the identical assets or liabilities, such measurements involve developing assumptions based on market observable data and, in the absence of such data, internal information that is consistent with what market participants would use in a hypothetical transaction that occurs at the measurement date. It also establishes a three-level valuation hierarchy based upon observable and non-observable inputs.

Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. Preference is given to observable inputs. These two types of inputs create the following fair value hierarchy:

Level 1 — Quoted prices for identical investments in active markets.

Level 2 — Quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not active; and

model-derived valuations whose inputs are observable or whose significant value drivers are observable.

Level 3 — Significant inputs to the valuation model are unobservable.

Policies and procedures are maintained to value investments using the best and most relevant data available. In addition, pricing vendors are utilized to assist in valuing investments. GEAM performs periodic reviews of the methodologies used by independent pricing services including price validation of individual securities.

Fair Value Measurement The following section describes the valuation methodologies the Fund uses to measure different financial investments at fair value.

The Fund’s portfolio securities are valued generally on the basis of market quotations. Equity securities generally are valued at the last reported sale price on the primary market in which they are traded. Portfolio securities listed on NASDAQ are valued using the NASDAQ Official Closing Price, Level 1 securities primarily include publicly-traded equity securities. If no sales occurred on the exchange or NASDAQ that day, the portfolio security generally is valued using the last reported bid price. In those circumstances the Fund classifies the investment securities in Level 2.

Short-term investments of sufficient credit quality with remaining maturities of sixty days or less at the time of purchase are typically valued on the basis of amortized cost which approximates fair value and these are included in Level 2.

If it is determined that amortized cost does not approximate fair value, securities may be valued based on dealer supplied valuations or quotations. In these infrequent circumstances, pricing services may provide the Fund with valuations that are based on significant unobservable inputs, and in those circumstances the investment securities are classified in Level 3.

The Fund uses the net asset value per unit for collective funds (i.e., GEI Investment Fund). The Fund classifies the investment security in Level 2.

If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Fund’s Board of Directors that are designed to establish its “fair” value. These securities are typically classified in Level 3. Those procedures require

21

Notes to Financial Statements	December 31, 2011

that the fair value of a security be established by a valuation committee of GEAM. The valuation committee follows different protocols for different types of investments and circumstances. The fair value procedures may be used to value any investment of the Fund in the appropriate circumstances.

Fair value determinations generally are used for securities whose value is affected by a significant event that will materially affect the value of a security and which occurs subsequent to the time of the close of the principal market on which such security trades but prior to the calculation of the Fund’s NAV.

The value established for such a portfolio security may be different than what would be produced through the use of market quotations or another methodology. Portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio security for the value established for it at any time and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Other financial investments are derivative instruments that are not reflected in total investments, such as futures, forwards, swaps, and written options contracts, which are valued based on fair value as discussed above.

The Fund uses closing prices for derivatives included in Level 1, which are traded either on exchanges or liquid over-the counter markets. Derivative assets and liabilities included in Level 2 primarily represent interest rate swaps, cross-currency swaps and foreign currency and commodity forward and option contracts. Derivative assets and liabilities included in Level 3 primarily represent interest rate products that contain embedded optionality or prepayment features.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table presents the Fund’s investments measured at fair value on a recurring basis at December 31, 2011:

Investments	Level 1	Level 2	Level 3	Total

Investments in Securities†
Common Stock	$177,641,416	$—	$173	$177,641,589
Other Investments	—	62,625	—	62,625
Short-Term Investments	1,559,190	—	—	1,559,190

Total Investments in Securities	$179,200,606	$62,625	$173	$179,263,404

Other Financial Instruments*
Futures Contracts — Unrealized Depreciation	$(648)	$—	$—	$(648)

†   See Schedule of Investments for Industry Classification

*  Other financial instruments include derivative instruments such as futures contracts. Amounts shown represent unrealized appreciation (depreciation), at period end.

22

Notes to Financial Statements	December 31, 2011

The following table presents the changes in Level 3 investments measured on a recurring basis for the period ended December 31, 2011:

S&P 500 Index Fund	Common Stock	Total
Balance at 12/31/10	$—	$—
Accrued discounts/premiums	—	—
Realized gain (loss)	—	—
Change in unrealized gain (loss)	(330)	(330)
Purchases	503	503
Sales	—	—
Issuances	—	—
Settlements	—	—
Transfers into Level 3	—	—
Transfers out of Level 3	—	—
Balance at 12/31/11	$173	$173
Change in unrealized depreciation relating to securities still held at 12/31/11	$(330)	$(330)

There were no significant transfers between Level 1 and Level 2. Transfers between fair value levels are considered to occur at the beginning of the period.

4.	Derivatives Transactions

Shown below are the derivative contracts entered into by the Fund, summarized by primary risk exposure as they appear on the Statement of Assets and Liabilities, all of which are not accounted for as hedging instruments under FASB Accounting Standards Codification (“ASC”) No. 815 Derivatives and Hedging as of December 31, 2011.

	Asset Derivatives December 31, 2011		Liability Derivatives December 31, 2011
Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statement of Assets and Liabilities	Fair Value ($)	Location in the Statements of Assets and Liabilities	Fair Value ($)
Equity Contracts	Assets, Net Assets – Net Unrealized Appreciation/ (Depreciation) on Futures	—	Liabilities, Net Assets – Net Unrealized Appreciation/ (Depreciation) on Futures	(648	)*

*	Includes cumulative unrealized appreciation/(depreciation) of futures contracts as reported in the Schedule of Investments and within the components of the net assets section of the Statement of Assets and Liabilities. Only the current day’s variation margin is reported within the Assets and/or Liabilities section on the Statement of Assets and Liabilities.

Shown below are the effects of derivative instruments on the Fund’s Statement of Operations, summarized by primary risk exposure all of which are not accounted for as hedging instruments under ASC 815.

Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statement of Operations	Total Notional Amount of Futures Contracts Purchased/(Sold) ($)	Realized Gain or (Loss) on Derivatives Recognized in Income ($)	Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income ($)
Equity Contracts	Realized gain/(loss) on Futures, Increase/(decrease) in unrealized appreciation/ (depreciation) on Futures	30,532,140/(32,078,558)	177,955	(75,515)

5.	Compensation and Fees Paid to Affiliates

GEAM, a registered investment adviser, was retained by the Company’s Board of Directors effective May 1, 1997 to act as investment adviser and administrator of the Fund. GEAM’s compensation for investment advisory and administrative services is paid monthly based on the average daily net assets of the Fund at an annualized rate of 0.35%.

GEAM has entered into a contractual arrangement with the Company to limit the management fee charged to the Fund to 0.30% of the average daily net assets of the Fund.

23

Notes to Financial Statements	December 31, 2011

Unless terminated or amended, this agreement will continue in effect until April 30, 2013. The agreement may only be changed or terminated with the approval of the Company’s Board of Directors and GEAM.

GEAM has a contractual agreement with the Fund to waive a portion of the Fund’s management fee in the amount equal to the management fee earned by GEAM with respect to the Fund’s investment in the GE Institutional Money Market Fund.

Directors’ Compensation The Fund pays no compensation to its directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to non-interested Directors are reflected on the Statement of Operations. These fees are allocated pro rata across all of the mutual fund platforms served by the Directors, including the Fund, and are based upon the relative net assets of each fund within such platforms.

6.	Sub-advisory Fees

Pursuant to an investment sub-advisory agreement with GEAM, SSgA Funds Management, Inc. (“SSgA”) is the sub-adviser to the S&P 500 Index Fund. SSgA is responsible for the day-to-day portfolio management of the assets of the Fund, including the responsibility for making decisions to buy, sell or hold a particular security, under the general supervision of GEAM and the Board.

For its services, GEAM pays SSgA monthly sub-advisory fees which are calculated as a percentage of the average daily net assets of the Fund.

7.	Investment Transactions

Purchases and Sales of Securities The cost of purchases and the proceeds from sales of investments, other than short-term securities, for the year ended December 31, 2011 were as follows:

Non-U.S. Government Securities
Purchases	Sales
$5,436,560	$41,562,556

8.	Income Taxes

The Fund is subject to ASC 740, Income Taxes. ASC 740 provides guidance for financial accounting and reporting for the effects of income taxes that result from an entity’s activities during the year. ASC 740 also provides guidance regarding how certain tax positions should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more likely than not” of being sustained by the applicable tax authority. There are no adjustments to the Fund’s net assets required under ASC 740. The Fund’s 2008, 2009, 2010 and 2011 fiscal years tax returns are still open to examination by the Federal and applicable state tax authorities.

At December 31, 2011, information on the tax components of capital is as follows:

Cost of Investments For Tax Purposes	Gross Unrealized Tax		Net Tax Appreciation/(Depreciation)		Undistributed
	Appreciation	Depreciation	Investments	Derivatives/Currency	Income	Accumulated Capital Loss	Late-Year Losses
$161,883,068	$51,087,430	$(33,707,094)	$17,380,336	$(1)	$—	$(44,268,022)	$672,990

As of December 31, 2011, the Fund has capital loss carryovers, as indicated below. Capital loss carryovers are available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

Amount
Short-Term	Long-Term	Expires
$21,017,557	$—	12/31/2016
20,177,021	—	12/31/2017
3,073,444	—	12/31/2018

These amounts will be available to offset future taxable capital gains. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

24

Notes to Financial Statements	December 31, 2011

During the year ended December 31, 2011, the Fund utilized $834,766 of prior year capital loss carryovers.

Any qualified late-year loss is deemed to arise on the first day of the Fund’s next tax year (if the Fund elects to defer such loss). Under this regime, generally, the Fund can elect to defer any post-October capital loss and/or any late-year ordinary loss as defined by the Internal Revenue Code.

The Fund elected to defer qualified late-year losses for the year ended December 31, 2011 as follows:

Capital	Ordinary
$672,990	$—

The tax composition of distributions paid during the years ended December 31, 2011 and December 31, 2010 were as follows:

	Ordinary Income	Long-Term Capital Gains	Total
2011	$3,467,935	$—	$3,467,935
2010	3,730,010	—	4,356,429

Distributions to Shareholders The Fund declares and pays any dividends from net investment income annually. The Fund declares and pays any net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) futures, investments organized as partnerships for tax purposes, distributions from Real Estate Investment Trusts (REITs) and other equity investments, and losses deferred due to wash sale transactions. Reclassifications due to permanent book/tax differences are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the net asset value of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

The reclassifications for the year ended December 31, 2011 were as follows:

Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Capital Paid In
$1,483	$28,544	$(30,027)

9.	Recent Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011-04, Fair Value Measurement: Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. ASU 2011-04 amended wording resulting in common fair value measurement and disclosure requirements in U.S. GAAP and International Financial Reporting Standards (IFRS). In particular, the amendments clarify how to apply existing fair value measurement and disclosure requirements as well as expand disclosure about valuation techniques and unobservable inputs used in Level 3 fair value measurements. In addition, the amendments require a narrative description of Level 3 measurements’ sensitivity to changes in unobservable inputs if such changes significantly alter the fair value measurement. The amendments are applied prospectively and are effective for an annual period beginning after December 15, 2011.

Management of the Fund does not believe the adoption of ASU 2011-04 will materially impact the financial statement amounts, however, additional disclosures will be required about valuation techniques and inputs.

25

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors

GE Investments Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the S&P 500 Index Fund, a series of GE Investments Funds, Inc., as of December 31, 2011, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the S&P 500 Index Fund as of December 31, 2011, the results of its operations, changes in its net assets and financial highlights for each of the years described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 27, 2012

26

Advisory and Administrative Agreement Renewal	(unaudited)

The Board of Directors of the GE Investments Funds, Inc. (the “Board”), including the independent Board members, considered and unanimously approved the continuance of the Fund’s Investment Advisory and Administration Agreement with GE Asset Management Incorporated (“GEAM”) and the Investment Sub-Advisory Agreement with the Fund’s sub-adviser, SSgA Funds Management, Inc. (“SSgA”), at meetings held on December 6 and December 9, 2011.

In considering whether to approve the Fund’s investment advisory and sub-advisory agreements, the Board members considered and discussed a substantial amount of information and analysis provided, at the Board’s request, by GEAM and SSgA. The Board members also considered detailed information regarding performance and expenses of other investment companies, including those with similar investment strategies and sizes, which was prepared by independent third party provider Morningstar, Inc. (“Morningstar”). The Board members reviewed the fees charged by GEAM for other mutual funds that employ a similar investment strategy as the Fund. The Board had the opportunity to ask questions and request additional information in connection with its considerations.

Before approving the Fund’s investment advisory and sub-advisory agreements, the Board members reviewed the information provided with management of GEAM and with independent legal counsel. The Board members also reviewed a memorandum prepared by independent legal counsel discussing the legal standards for the consideration of the proposed continuances. The independent Board members discussed the proposed continuances in detail during a private session with their independent legal counsel at which no representatives of GEAM or SSgA were present. The independent Board members and their independent legal counsel requested, and received and considered, additional information from GEAM following these sessions.

In advance of the meetings, and in response to their request, the Board members received from GEAM written responses to their inquiries, which included substantial exhibits and other materials related to GEAM’s business and the services it provides to the Fund. Also in advance of the meetings, the Board members received from SSgA a written response to a letter of inquiry prepared by GEAM at the Board’s request, which included substantial exhibits and other materials related to the business of, and services provided by, SSgA. The Board members took into account their multi-year experience as Board members and particularly their consideration of these types of agreements in recent years. The information was presented in a manner to facilitate comparison to prior periods and to reflect certain enhancements. To focus their review, the Board members asked GEAM management and SSgA, in their oral presentations, to highlight material differences from the information presented in recent years.

During the meetings, the Board members had an opportunity to discuss this information with GEAM managers, including senior executives, representatives from the legal, compliance and finance departments, and investment personnel. The Board members also had an opportunity to hear presentations by representatives of SSgA. The Board members posed questions to these representatives and engaged in substantive discussions with them concerning each of their investment processes.

In reaching their determinations relating to continuance of the Fund’s investment advisory and sub-advisory agreements, the Board members considered all factors that they deemed relevant, including the factors discussed below. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Board member may have attributed different weights to the various factors. In particular, the Board members focused on the following:

The Nature, Extent And Quality Of Services Provided.

The Board members reviewed the services provided by GEAM and SSgA, taking into account their extensive past experiences with GEAM and SSgA. In connection with their consideration of GEAM’s services, the Board members focused on the favorable attributes of GEAM, including (i) an investment philosophy oriented toward long-term performance; (ii) effective processes used for overseeing sub-advisers; (iii) effective processes used for providing Fund administration, including controllership and compliance functions and oversight of the performance of other companies that provide services to the Fund; (iv) highly skilled professionals including analysts, research professionals, traders and portfolio managers with a depth of experience relevant to the Fund; (v) access to significant technological resources from which the Fund may benefit; and (vi) a favorable history and reputation. The Board members noted that the Fund represents only a small portion of the assets managed by GEAM, but benefits from a full array of services and resources provided by GEAM.

27

Advisory and Administrative Agreement Renewal	(unaudited)

In connection with their consideration of the services provided by SSgA, the Board members focused on SSgA’s favorable attributes, including its substantial experience managing funds of this type, investment philosophy and discipline, experienced investment and trading personnel, systems and other resources, and favorable history and reputation.

In light of the foregoing, the Board, including the independent Board members, concluded that the services provided by GEAM and SSgA continue to be satisfactory.

Investment Performance Of The Fund And The Sub-Adviser.

The Board members considered the investment performance of the Fund for various periods. The Board members reviewed detailed comparisons of the performance of the Fund with the relevant securities index and peer groupings of mutual funds prepared by Morningstar with respect to various periods. The Board members also engaged in detailed discussions with GEAM management and representatives of SSgA about each of their investment processes and performance results. These discussions focused on the Fund’s investment objective, the number and experience of portfolio management personnel, the passive investment style and approach employed, the likely market cycles for the investment style and the reasons for the Fund’s relative underperformance in certain periods.

The Board, including the independent Board members, concluded that the Fund’s performance was acceptable overall taking into consideration the factors discussed above.

Cost Of The Services Provided And Profits Realized From The Relationships With The Fund.

The Board members considered the fees paid to GEAM by the Fund, as well as those paid to SSgA by GEAM, and the cost of the services provided by GEAM and SSgA to the Fund. The Board members reviewed the information they had requested from GEAM and SSgA concerning their profitability. The Board members considered the profit margin information for GEAM’s investment company business as a whole, as well as GEAM’s profitability data for the Fund. In this regard, the Board members considered that GEAM has agreed to waive a portion of the fee it charges to the Fund to the extent necessary to maintain a management fee of 0.30% of average daily net assets until April 30, 2012, at which time GEAM intends to continue to extend the waiver for an additional one year period. The Board members reviewed GEAM’s assumptions and the methods of cost allocation used by GEAM in preparing Fund-specific profitability data. The Board members also discussed with GEAM the basis for its belief that the methods of allocation used were reasonable for each area of its business. The Board members also considered information regarding the calculation methodology provided by SSgA in preparing its profitability data.

Information was presented regarding the financial condition of GEAM and SSgA for various past periods. The Board members noted and discussed the additional services provided by GEAM to the Fund compared to other similar mutual funds managed by GEAM, and noted the fact that GEAM, and not the Fund, pays the sub-advisory fees to SSgA. The Board members determined that GEAM and SSgA should be entitled to earn a reasonable level of profits for the services they provide to the Fund. The Board members also recognized that GEAM had made significant investments in its business in the past, and that GEAM continues to make substantial investments in fulfilling its obligations to the Fund and supporting its Fund-related activities.

Based on their review, the Board, including the independent Board members, concluded that they were satisfied that the level of profitability achieved by GEAM and SSgA from their relationship with the Fund was not unreasonable or excessive.

The Extent To Which Economies Of Scale Would Be Realized As The Fund Grows And Whether Fee Levels Would Reflect Such Economies Of Scale.

Although the Board noted that the Fund experienced a slight decrease in assets over the past year, the Board members considered the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale for the benefit of Fund investors.

The Board members considered the substantial infrastructure investments that GEAM has made with respect to its operations and its commitment to continue investing resources to enhance services to Fund shareholders. The Board members recognized the benefits to the Fund of GEAM’s past investment in its operations through the expenditure of sums to support its substantial infrastructure, and that, with respect to all GEAM managed mutual funds, GEAM has not yet fully recouped that investment. The Board

28

Advisory and Administrative Agreement Renewal	(unaudited)

members also recognized the benefits to the Fund of being able to leverage a favorable cost structure achieved with respect to the Fund’s other operating expenses as a result of GEAM’s large overall base of assets under management and its vendor management practices.

Comparison Of Services To Be Rendered And Fees To Be Paid.

The Board members discussed the services provided to the Fund by GEAM and SSgA, and the fees charged for those services. The Board members reviewed information concerning the fee and expense ratios for the Fund, and comparative information with respect to peer groupings of mutual funds prepared by Morningstar. They discussed that the Fund’s figures were within the applicable peer group ranges, noting the effect of the management fee waiver discussed above. The Board members also reviewed comparative mutual fund and/or other account fee information provided by SSgA. The Board, including the independent Board members, concluded that, based on this information, the advisory and sub-advisory fees were reasonable in relation to the services provided to the Fund.

Fall-Out Benefits.

The Board members considered other actual and potential financial benefits that GEAM and SSgA may derive from their respective relationships with the Fund, including, to the extent applicable, soft dollar commission benefits generated through Fund portfolio transactions. The Board members noted, however, that the Fund benefits from the vast array of resources available through GEAM, and that the Fund represents only a small portion of the assets managed by GEAM.

Conclusion.

No single factor was determinative to the Board’s decision. Based on their discussion and such other matters as were deemed relevant, the Board, including the independent Board members, concluded that renewal of the investment advisory and sub-advisory agreements were in the best interests of the Fund and its shareholders.

29

Additional Information	(unaudited)

Information about Directors and Executive Officers:

The business and affairs of the Funds are managed under the direction of the Funds’ Board of Directors. Information pertaining to the Directors and officers of the Funds is set forth below.

Interested Directors and Executive Officers

Michael J. Cosgrove

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    62

Position(s) Held with Fund    Chairman of the Board and President

Term of Office and Length of Time Served    Until successor is elected and qualified – 15 years

Principal Occupation(s) During Past 5 years    President of Mutual Funds and Global Investment Programs of GEAM since November 2011; President and Chief Executive Officer – Mutual Funds and Intermediary Business of GEAM from March 2007 to November 2011; Executive Vice President of GEAM from February 1997 to March 2007; and Executive Vice President-Mutual Funds of GEAM from March 1993 to March 2007.

Number of Portfolios in Fund Complex Overseen by Director    28

Other Directorships Held by Director    Chairman of the Board and President of GE Institutional Funds since 1997; Trustee of Elfun Funds, GE Savings & Security Funds, General Relief and Loan Fund and General Electric Pension Trust since 1988; Director of GEAM since 1988; Trustee of Fordham University from 2002 to June 30, 2010 and since July 2011; Director of Skin Cancer Foundation since August 2010; Board of Governors for the Investment Company Institute; Director, GE Asset Management (Ireland) Limited, since February 1999, GE Asset Management Funds Plc since 1998, GE Asset Management Canada Company since 1998, GE Asset Management Limited since 1998 and GEAM since 1988; Chairman of the Board and President of GE Funds from 1993 to February 2011; and Trustee, GE Volunteers from 1993 to June 2010.

Matthew J. Simpson

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    50

Position(s) Held with Fund    Director and Executive Vice President

Term of Office and Length of Time Served    Until successor is elected and qualified – 4 years

Principal Occupation(s) During Past 5 years    Executive Vice President, General Counsel and Secretary of GEAM since July 2007; Secretary of Elfun Funds and GE Savings & Security Funds since July 2007; Senior Vice President and General Counsel – Marketing and Client Services (formerly Asset Management Services) at GEAM and Senior Vice President and General Counsel of GE Asset Management Services from February 1997 to July 2007; Vice President and Associate General Counsel of GEAM from October 1992 to February 1997; Secretary of GE Institutional Funds and GE Investments Funds, Inc. from 1997 to July 2007 and Vice President from September 2003 to July 2007; Assistant Secretary of Elfun Funds and GE Savings & Security Funds from 1998 to July 2007 and Vice President from October 2003 to July 2007; and Secretary of GE Funds from 1993 to July 2007 and Vice President from September 2003 to July 2007.

Number of Portfolios in Fund Complex Overseen by Director    28

Other Directorships Held by Director    Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since July 2007; Trustee of GE Institutional Funds since July 2007; Director of GEAM since July 2007; and Trustee of GE Funds from July 2007 to February 2011.

30

Additional Information	(unaudited)

Joon Won Choe

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    42

Position(s) Held with Fund    Vice President & Secretary

Term of Office and Length of Time Served    Until successor is elected and qualified – Vice President and Secretary – 1 year

Principal Occupation(s) During Past 5 years    Senior Vice President and Deputy General Counsel at GEAM since March 2011; Vice President and Secretary of GE Institutional Funds since September 2010; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since September 2010; Senior Vice President and Associate General Counsel at GEAM from June 2010 to March 2011; and Vice President and Associate General Counsel at GEAM from November 2005 to June 2010.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Robert Herlihy

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    44

Position(s) Held with Fund    Chief Compliance Officer

Term of Office and Length of Time Served    Until successor is elected and qualified — 6 years

Principal Occupation(s) During Past 5 years    Chief Compliance Officer of GEAM, GE Institutional Funds, Elfun Funds, and GE Savings & Security Funds since July 2005; Chief Compliance Officer of GE Funds from July 2005 to February 2011; and Manager of Fund Administration at GEAM from 2002 – 2005.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Arthur A. Jensen

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    45

Position(s) Held with Fund    Treasurer

Term of Office and Length of Time Served    Until successor is elected and qualified – less than 1 year

Principal Occupation(s) During Past 5 Years    Treasurer of GE Institutional Funds, Elfun Funds and GE Savings & Security Funds since June 2011; Mutual Funds Controller of GEAM since April 2011; Senior Vice President at Citigroup from 2008 to 2010 and Vice President at JPMorgan from 2005 to 2008.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

31

Additional Information	(unaudited)

Jeanne M. LaPorta

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    46

Position(s) Held with Fund    Vice President

Term of Office and Length of Time Served     Until successor is elected and qualified – 8 years

Principal Occupation(s) During Past 5 Years    Senior Vice President and Commercial Administrative Officer of GEAM since April 2010; Vice President of GE Institutional Funds since July 2003; Vice President of Elfun Funds and GE Savings & Security Funds since October 2003; Vice President and Secretary of GE Funds from July 2007 to February 2011; Senior Vice President and Deputy General Counsel of GEAM from October 2007 to April 2010; Vice President and Assistant Secretary of GE Funds from September 2003 to July 2007 and Assistant Secretary of Elfun Funds and GE Savings & Security Funds from July 2003 to June 2010; and Vice President and Associate General Counsel – Marketing and Client Services (formerly Asset Management Services) at GEAM from May 1997 to October 2007.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Non-Interested Directors

John R. Costantino

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    65

Position(s) Held with Fund    Director

Term of Office and Length of Time Served    Until successor is elected and qualified – 15 years

Principal Occupation(s) During Past 5 years    General Partner, NGN Capital LLC since 2006; Managing Director, Vice President of Walden Capital Management since 1996.

Number of Portfolios in Fund Complex Overseen by Director    20

Other Directorships Held by Director    Trustee of GE Institutional Funds since 1997; Trustee of Fordham University from 1989 to 1995 and from 2001 to 2007 and Trustee Emeritus since 2007; Trustee of Neuroscience Research Institute since 1986; Trustee of GE Funds from 1993 to February 2011; Trustee of Gregorian University Foundation from 1992-2007; and Director of Artes Medical from 2006-2008.

32

Additional Information	(unaudited)

R. Sheldon Johnson

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    65

Positions(s) Held with Fund    Director

Term of office and Length of Time served    Unit Successor is elected and qualified – less than 1 year.

Principal Occupation(s) During Past 5 years    Head of Global Institutional Equity Sales and Marketing at Morgan Stanley & Co., Inc. from 2002 to 2006 and Managing Director at Morgan Stanley & Co., Inc. from 1988 to 2006.

Number of Portfolios in Fund Complex Overseen by Director    20

Other Directorships Held by Director    Trustee of GE Institutional Funds since April 2011 and Trustee of St. Lawrence University since 2003.

Donna M. Rapaccioli

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    49

Position(s) Held with Fund    Director

Term of Office and Length of Time Served    Until successor is elected and qualified – Less than 1 year

Principal Occupation(s) During Past 5 Years    Dean of the Gabelli School of Business since 2007 and Accounting professor since 1987 at Fordham University.

Number of Portfolios in Fund Complex Overseen by Officer    20

Other Directorships Held by Director    Trustee of GE Institutional Funds since January 2012 and Trustee of Emmanuel College since 2010.

The Statement of Additional Information for the Funds includes additional information about the Directors and Officers and is available, without charge, upon request by calling 1-800-242-0134.

33

Investment Team	(unaudited)

Investment Adviser and Administrator

GE Asset Management Incorporated

Board of Directors

Michael J. Cosgrove, Chairman

John R. Costantino

R. Sheldon Johnson*

Donna M. Rapaccioli**

Matthew J. Simpson

Secretary

Joon Won Choe

Assistant Secretary

Michelle Matzelle

Treasurer

Arthur A. Jensen (effective June 6, 2011)

Assistant Treasurer

Casey Yantosca

Distributor

GE Investment Distributors, Inc.

Member FINRA and SIPC

Custodian

State Street Bank & Trust Company

Officers of the Investment Adviser

Dmitri Stockton, President and Chief Executive Officer (since May 2011)†

Cheryl H. Beacock, Senior Vice President, Human Resources

George A. Bicher, Chief Risk Officer

Paul M. Colonna, President and Chief Investment Officer – Fixed Income

Michael J. Cosgrove, President of Mutual Funds and Global Investment Programs

Gregory B. Hartch, Senior Vice President – Strategy and Business Development Leader

Ralph R. Layman, President and Chief Investment Officer – Public Equities

Maureen B. Mitchell, President of Global Sales and Marketing

Steven M. Rullo, Senior Vice President – Services and Technology

Matthew J. Simpson, Executive Vice President, General Counsel and Secretary

Donald W. Torey, President and Chief Investment Officer – Alternative Investments

David Wiederecht, President and Chief Investment Officer – Investment Strategies

Tracie A. Winbigler, Executive Vice President, Chief Financial Officer (since January 2011)

*	Mr. Johnson was elected as a Director of the Funds effective April 1, 2011.
**	Ms. Rapaccioli was elected as a Director of the Funds effective January 1, 2012.
†	Effective May 1, 2011, Mr. Stockton replaced James W. Ireland as President and Chief Executive Officer.

At GE Asset Management, we’re dedicated to providing the investment options you’ll need to tailor your financial portfolio to every stage of your life. Each member of the GE Family of Funds is managed according to the same principles of integrity and quality that have guided GE over the past century, and have made it the world-class company that it is today. Each fund draws strength from a heritage of investment management experience that spans more than 80 years. Whether you’re creating a new investment portfolio or adding to an established one, the GE Family of Funds offers an array of professionally managed investment options that will help you meet a lifetime of financial needs.

34

Investment Adviser

GE Asset Management Incorporated

1600 Summer Street

Stamford, CT 06905

or at:

PO Box 7900

Stamford, CT 06904-7900

Distributor

GE Investment Distributors, Inc.

member FINRA and SIPC

1600 Summer Street

Stamford, CT 06905

or at:

PO Box 7900

Stamford, CT 06904-7900

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-493-3042; (ii) on the Fund’s website at http://www.geam.com; and (iii) on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC—information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at http://www.geam.com; and (ii) on the Commission’s website at http://www.sec.gov.

GE Investments Funds, Inc.

Premier Growth Equity Fund

Annual Report

December 31, 2011

GE Investments Funds, Inc.

Premier Growth Equity Fund	Contents

This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract’s current prospectus and the current summary prospectus of the Fund available for investments thereunder.

Notes to Performance	December 31, 2011 (unaudited)

The information provided on the performance pages relates to the GE Investments Premier Growth Equity Fund (the “Fund”).

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Total returns shown are net of Fund fees and expenses but do not reflect fees and charges associated with the variable contracts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the Fund’s total returns for all periods shown.

The performance data quoted represents past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Periods less than one year are not annualized. Please call 800-493-3042 or visit the Fund’s website at http://www.geam.com for the most recent month-end performance data.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in the Fund is subject to risk, including possible loss of principal invested.

The S&P 500® Index is an unmanaged market capitalization-weighted index of stocks of 500 large U.S.

companies, which is widely used as a measure of large-cap U.S. stock market performance. The results shown for the foregoing index assume the reinvestment of net dividends or interest and do not reflect fees, expenses, or taxes. They do not reflect the actual cost of investing in the instruments that comprise the index.

The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The peer universe of the underlying annuity funds used for the peer group average annual total return calculation is based on a blend of Morningstar peer categories, as shown. Morningstar is an independent mutual fund rating service. A Fund’s performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to that of the Fund.

©2012 Morningstar, Inc. All Rights Reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damage or losses relating from any use of this information. Past performance is no guarantee of future results.

GE Investment Distributors, Inc., Member of FINRA & SIPC, is the principal underwriter and distributor of the GE Investments Funds, Inc. and a wholly owned subsidiary of GE Asset Management Incorporated, the investment adviser of the Fund.

1

Premier Growth Equity Fund	(unaudited)

Chief Investment Officer — U.S. Equities

David B. Carlson is Chief Investment Officer — U.S. Equities at GE Asset Management. He manages the overall U.S. equity investments for GE Asset Management. Mr. Carlson has served as the portfolio manager for the Premier Growth Equity Fund since the Fund’s commencement. Mr. Carlson joined GE Asset Management in 1982 as a securities analyst for investment operations. He became a Vice President for Mutual Fund Portfolios in 1987, a Senior Vice President in 1989 and an Executive Vice President in 2003.

Q.	How did the GE Investments Premier Growth Equity Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended December 31, 2011?

A.

For the twelve-month period ended December 31, 2011, the GE Investments Premier Growth Equity Fund returned 0.47% for Class 1 shares. The S&P 500® Index (S&P 500 Index), the Fund’s benchmark, returned 2.11% and the Fund’s Morningstar peer group of 384 U.S. Insurance Large Blend Funds returned an average of -2.32% over the same period.

Q.	What market factors affected the Fund’s performance?

A.	Macro events created an extremely volatile market environment for U.S. equities. Concerns ranged from European sovereign debt woes, to political unrest in the Mid-East, to Japan’s earthquake and near-nuclear disaster to China’s slowing economy. Meanwhile, Washington’s contentious debt ceiling debate culminated with S&P’s U.S. debt rating downgrade caused market pull-back in August that erased most of the year’s early gains. In the third quarter of 2011, in particular, debate around the possibility of a double-dip recession intensified, as economic indicators weakened and emerging markets growth slowed. Investors seemed to embrace risk again in the last quarter of the year, as glimmers of hope emerged in Europe in the form of central bank loans to ailing European financial institutions. The Chinese central bank took measures to stimulate growth and positive economic news in the U.S. eased some of investor’s fears.

Within the equity market there was significant risk aversion and a reach for yield. The utility sector was the strongest performer with a 20% return, followed by the consumer staples sector with a 14% return. Stocks with above-average dividend yields were strong performers, regardless of sector — a theme that makes sense when fixed income rates are so low. The financial sector was the worst performing sector with a decline of 17%. Large banks and brokers had the steepest declines. Sovereign debt fears in Europe weighed heavily on the European banks, and the interconnectedness of the financial markets brought the concern to the U.S.

Q.	What were the primary drivers of Fund performance?

A.	The Fund performed better than 74% of other managers in the large-cap growth universe, aided by strong stock selection in information technology. Visa (+45%) rallied as a regulatory overhang cleared regarding interchange fees. In addition, banks cancelled announced consumer debit card fees which could have crimped Visa’s future profits. Baidu (+21% an ADR for the Chinese Internet search leader), Qualcomm (+12%) and Apple (+26%) also made strong contributions within technology as each company delivered strong, double digit earnings growth. As growth worries and commodity-price volatility pressured the materials sector, the Fund benefited from avoiding the most cyclical metals and mining stocks, and the Fund’s Monsanto position (+2%) also bolstered returns. Dover (+1%) and Iron Mountain (+25%) were relative outperformers within industrials.

In terms of key performance detractors, the Fund’s underweighting in the defensive sectors, utilities and consumer staples weighed on results. On a similar note, despite the Fund’s positive overweight in

2

(unaudited)

health care, the Fund was underweighted in pharmaceuticals which were strong performers. We have found that drug companies generally lack the double-digit earnings growth profile the Premier Growth strategy seeks. Pharmacy benefits manager Express Scripts (-17%) underperformed due to a proposed acquisition and a dispute with Walgreen’s. Goldman Sachs (-46%), CME (-23%), and State Street (-11%) came under pressure in the difficult environment for financials. Some final cyclical holdings which weighed negatively on the Fund included Carnival Corp. (-27%), and global energy services leaders Schlumberger (-17%) and Halliburton (-23%).

Q.	Were there any significant changes to the Fund during the period?

A.	Changes to the Fund were modest during the year. We ended the year with 35 stocks in the Fund, roughly flat with the start of the year. Technology remains the largest sector in the Fund. We think tech has several things going for it: financial strength (large cash balances and free cash flow generation), global diversification (over 50% of the tech sector revenue is outside the U.S.), product cycle growth (e.g. wireless data), and attractive valuation. The Fund continues to have an underweight in utilities and consumer staples. We believe valuation looks full in these sectors, particularly after the strong performance last year. We expect 2012 to be another year where global macro events will create volatility in the market. Further, it is an election year in the U.S. which creates additional uncertainty. We continue to focus on what we believe are financially strong companies with great management teams at attractive valuations. In a slow growth world, we believe the Fund’s collection of above-average growth stocks will do well over the long term.

3

Premier Growth Equity Fund

(unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2011.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses paid during period.”

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Additionally, the expenses shown do not reflect the fees or charges associated with variable contracts through which shares of the Fund are offered.

July 1, 2011 – December 31, 2011

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return**	1,000.00	936.20	4.44
Hypothetical 5% Return (2.5% for the period)	1,000.00	1,020.62	4.63

*	Expenses are equal to the Fund’s annualized expense ratio of 0.91% (for the period July 1, 2011—December 31, 2011), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
**	Actual Fund Return for the six-month period ended December 31, 2011 was: -6.38%. Past performance does not guarantee future results.

4

Premier Growth Equity Fund	(unaudited)

Investment Profile

A mutual fund designed for investors who seek long-term growth of capital and future income rather than current income. The Fund seeks its objective by investing at least 80% of its net assets under normal circumstances in equity securities, such as common and preferred stocks. The Fund invests primarily in a limited number of large-and medium-sized companies (meaning companies with a market capitalization of $2 billion or more) that the portfolio manager believes have above-average growth histories and/or growth potential.

Morningstar Performance Comparison

Based on average annual returns for periods ended 12/31/11

	One Year	Five Year	Ten Year
Number of Funds in peer group	384	314	198
Peer group average annual total return	-2.32%	0.65%	2.17%
Morningstar category in peer group: U.S. Insurance Large Growth

Sector Allocation

as a % of Fair Value of $37,936 (in thousands) on December 31, 2011 (b) (c)

Top Ten Largest Holdings

as of December 31, 2011 (as a % of Fair Value) (b) (c)

Apple Inc.	5.25%
Qualcomm Inc.	4.97%
Schlumberger Ltd.	4.58%
Visa Inc.	4.58%
The Western Union Co.	4.42%
American Tower Corp.	3.89%
PepsiCo Inc.	3.79%
Express Scripts Inc.	3.78%
CME Group Inc.	3.64%
Liberty Global Inc.	3.61%

Change in Value of a $10,000 Investment (a)

Class 1 Shares

Average Annual Total Return

for the Periods Ended December 31, 2011

Class 1 Shares (Inception date: 12/12/97)

	One Year	Five Year	Ten Year	Ending value of a $10,000 investment (a)
Premier Growth Equity Fund	0.47%	0.75%	2.25%	$12,498
S&P 500 Index	2.11%	-0.25%	2.92%	$13,340
Russell 1000 Growth	2.65%	2.50%	2.60%	$12,928

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.
(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.
(c)	Fair Value basis is inclusive of short-term investment in GE Institutional Money Market Fund Investment Class.
*	Less than 0.05%.

See Notes to Performance on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. The performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and does not reflect the fees or charges that would be associated with variable contracts through which shares of the Fund are offered.

5

Premier Growth Equity Fund

Schedule of Investments	December 31, 2011

Premier Growth Equity Fund

	Number of Shares	Fair Value
Common Stock — 95.2% †

Air Freight & Logistics — 1.4%

United Parcel Service Inc.	7,506	$549,364

Application Software — 1.3%

Intuit Inc.	9,174	482,461

Asset Management & Custody Banks — 2.6%

State Street Corp.	24,020	968,246	(c)

Biotechnology — 4.1%

Amgen Inc.	14,595	937,145
Gilead Sciences Inc.	15,430	631,550	(a)
		1,568,695

Broadcasting — 2.4%

Discovery Communications Inc.	24,604	927,571	(a)

Cable & Satellite — 7.0%

DIRECTV	30,026	1,283,912	(a)
Liberty Global Inc.	34,613	1,367,906	(a)
		2,651,818

Casinos & Gaming — 1.3%

Las Vegas Sands Corp.	11,259	481,097	(a)

Communications Equipment — 6.3%

Cisco Systems Inc.	28,357	512,694	(d)
Qualcomm Inc.	34,446	1,884,196
		2,396,890

Computer Hardware — 5.3%

Apple Inc.	4,921	1,993,005	(a)

Data Processing & Outsourced Services — 12.0%

Paychex Inc.	37,532	1,130,088
The Western Union Co.	91,744	1,675,245
Visa Inc.	17,098	1,735,960
		4,541,293

Fertilizers & Agricultural Chemicals — 3.0%

Monsanto Co.	16,014	1,122,101

Healthcare Equipment — 3.4%

Covidien PLC	28,775	1,295,163

	Number of Shares	Fair Value

Healthcare Services — 5.1%

Express Scripts Inc.	32,111	$1,435,041	(a)
LIncare Holdings Inc.	18,766	482,474
		1,917,515

Home Improvement Retail — 2.6%

Lowe’s Companies Inc.	38,366	973,729

Homefurnishing Retail — 2.1%

Bed Bath & Beyond Inc.	13,929	807,464	(a)

Hotels, Resorts & Cruise Lines — 1.7%

Carnival Corp.	20,017	653,355

Industrial Machinery — 3.0%

Dover Corp.	19,350	1,123,267

Internet Retail — 1.0%

Amazon.com Inc.	2,210	382,551	(a)

Internet Software & Services — 6.6%

Baidu Inc. ADR	9,842	1,146,298	(a)
eBay Inc.	44,621	1,353,355	(a)
		2,499,653

Investment Banking & Brokerage — 1.9%

The Goldman Sachs Group Inc.	7,923	716,477

Oil & Gas Equipment & Services — 5.5%

Halliburton Co.	10,008	345,376
Schlumberger Ltd.	25,438	1,737,670
		2,083,046

Real Estate Services — 1.0%

CBRE Group Inc.	24,187	368,126	(a)

Soft Drinks — 3.8%

PepsiCo Inc.	21,685	1,438,800

Specialized Finance — 3.6%

CME Group Inc.	5,671	1,381,852

Specialty Stores — 1.3%

Dick’s Sporting Goods Inc.	13,345	492,164

Systems Software — 2.0%

Microsoft Corp.	29,609	768,650	(d)

Wireless Telecommunication Services — 3.9%

American Tower Corp.	24,604	1,476,486	(a)

Total Common Stock (Cost $30,727,786)		36,060,839

See Notes to Schedule of Investments and Notes to Financial Statements.

6

Premier Growth Equity Fund

Schedule of Investments	December 31, 2011

	Fair Value
Other Investments — 0.0%*
GEI Investment Fund (Cost $2,493)	$2,393	(e)

Total Investments in Securities (Cost $30,730,279)	36,063,232

Short-Term Investments — 5.0%
GE Institutional Money Market Fund Investment Class 0.06% (Cost $1,873,058)	1,873,058	(b,e)

Total Investments (Cost $32,603,337)	37,936,290

Liabilities in Excess of Other Assets, net — (0.2)%	(65,298)

NET ASSETS — 100.0%	$37,870,992

Other Information

The Fund had the following long futures contracts open at December 31, 2011

Description	Expiration date	Number of Contracts	Current Notional Value	Unrealized Appreciation
S&P 500 Emini Index Futures	March 2012	10	$626,300	$16,295

See Notes to Schedule of Investments and Notes to Financial Statements.

7

Notes to Schedule of Investments	December 31, 2011

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities information regarding holdings, allocations and other characteristics are presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security. See the Fund’s summary prospectus and statutory prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a)	Non-income producing security.

(b)	Coupon amount represents effective yield.

(c)	State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund’s custodian and accounting agent.

(d)	At December 31, 2011 , all or a portion of this security was reserved and/or pledged to cover collateral requirements for futures, options, forward foreign currency contracts and/or TBA’s.

(e)	GE Asset Management, the investment adviser of the Fund, also serves as investment adviser of the GEI Investment Fund and the GE Institutional Money Market Fund.

*	Less than 0.05%.

†	Percentages are based on net assets as of December 31, 2011 .

Abbreviations:

ADR	American Depository Receipt

8

Financial Highlights

Selected data based on a share outstanding throughout the fiscal years indicated

	CLASS 1
	12/31/11		12/31/10		12/31/09		12/31/08		12/31/07
Inception date	—		—		—		—		12/12/97
Net asset value, beginning of period	$71.60		$64.30		$46.49		$78.95		$82.17
Income/(loss) from investment operations:
Net investment income (loss)	0.15		0.14	*	0.20		0.30		0.23
Net realized and unrealized gains/(losses) on investments	0.19		7.32		17.81		(29.32)		4.19
Total income/(loss) from investment operations	0.34		7.46		18.01		(29.02)		4.42
Less distributions from:
Net investment income	0.16		0.16		0.20		0.26		0.23
Return of Capital	—		—		—		0.01		—
Net realized gains	—		—		—		3.17		7.41
Total distributions	0.16		0.16		0.20		3.44		7.64
Net asset value, end of period	$71.78		$71.60		$64.30		$46.49		$78.95
TOTAL RETURN(a)	0.47%		11.61%		38.74%		(36.66)%		5.34%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$37,871		$45,280		$48,620		$43,308		$94,720
Ratios to average net assets:
Net investment income (loss)	0.19%		0.22%		0.33%		0.36%		0.24%
Net expenses	0.91%	(b)	0.76%	(b)	0.90%	(b)	0.76%	(b)	0.72%
Gross expenses	0.92%		0.76%		0.90%		0.76%		0.72%
Portfolio turnover rate	21%		19%		18%		23%		29%

Notes to Financial Highlights

(a)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions and do not include the effect of insurance contract charges. Past performance does not guarantee future results.
(b)	Reflects GE Asset Management waiver of a portion of the Fund’s management fee in an amount equal to the management fee earned by GEAM with respect to the Fund’s investment in the GE Institutional Money Market Fund or, prior to 2011, in another affiliated Money Market Fund formerly managed by GEAM.
*	Per share values have been calculated using the average share method.

The accompanying Notes are an integral part of these financial statements.

9

Statement of Assets and Liabilities December 31, 2011

ASSETS
Investments in securities, at Fair Value (cost $30,727,786)	$36,060,839
Investments in affiliated securities, at Fair Value (cost $2,493)	2,393
Short-term affiliated investments (at amortized cost)	1,873,058
Income receivables	21,555
Receivable for fund shares sold	412
Other assets	420
Total Assets	37,958,677

LIABILITIES
Payable for fund shares redeemed	4,165
Payable to GEAM	20,766
Accrued custody and accounting expenses	28,914
Accrued other expenses	31,440
Variation margin payable	2,400
Total Liabilities	87,685
NET ASSETS	$37,870,992

NET ASSETS CONSIST OF:
Capital paid in	37,971,387
Undistributed (distribution in excess of) net investment income	(475)
Accumulated net realized gain (loss)	(5,449,168)
Net unrealized appreciation/ (depreciation) on:
Investments	5,332,953
Futures	16,295
NET ASSETS	$37,870,992

Class 1

NET ASSETS	37,870,992
Shares outstanding( $.001 par value; unlimited shares authorized)	527,628
Net asset value per share	71.78

The accompanying Notes are an integral part of these financial statements.

10

Statement of Operations For the period ending December 31, 2011

INVESTMENT INCOME
Income:
Dividend	$468,492
Interest	303
Interest from affiliated investments	1,439
Total Income	470,234

Expenses:
Advisory and administration fees	279,122
Distribution fees
Class 4*	15
Transfer agent	3,137
Director’s fees	1,755
Custody and accounting expenses	50,436
Professional fees	19,207
Printing costs	27,378
Other expenses	10,941
Total expenses before waiver and reimbursement	391,991
Less: Expenses waived or borne by the adviser	(1,630)
Net expenses	390,361
Net investment income	79,873

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS

Realized gain (loss) on:
Investments	2,234,282
Futures	(255,129)

Increase (decrease) in unrealized appreciation/(depreciation) on:
Investments	(1,713,425)
Futures	16,295
Net realized and unrealized gain on investments	282,023
Net increase in net assets resulting from operations	$361,896

*	Share Class 4 was closed effective April 30, 2011.

The accompanying Notes are an integral part of these financial statements.

11

Statements of Changes in Net Assets
	Year Ended December 31, 2011	Year Ended December 31, 2010

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$79,873	$98,223
Net realized gain (loss) on investments and futures	1,979,153	(814,383)
Net increase (decrease) in unrealized appreciation /(depreciation) on investments and futures	(1,697,130)	5,595,268
Net increase from operations	361,896	4,879,108
Distributions to shareholders from :
Net investment income
Class 1	(82,406)	(102,983)
Class 4*	—	—
Total distributions	(82,406)	(102,983)
Increase in net assets from operations and distributions	279,490	4,776,125
Share transactions :
Proceeds from sale of shares
Class 1	1,061,170	403,902
Class 4*	—	—
Value of distributions reinvested
Class 1	82,406	102,983
Class 4*	—	—
Cost of shares redeemed
Class 1	(8,830,674)	(8,622,493)
Class 4*	(10,658)	—
Net decrease from share transactions	(7,697,756)	(8,115,608)
Total decrease in net assets	(7,418,266)	(3,339,483)

NET ASSETS
Beginning of period	45,289,258	48,628,741
End of period	$37,870,992	$45,289,258
Undistributed (distribution in excess of) net investment income, end of period	$(475)	$(230)

CHANGES IN FUND SHARES

Class 1
Shares sold	14,293	6,304
Issued for distributions reinvested	1,155	1,434
Shares redeemed	(120,204)	(131,514)
Net increase (decrease) in fund shares	(104,756)	(123,776)

Class 4*
Shares sold	—	—
Issued for distributions reinvested	—	—
Shares redeemed	(136)	—
Net increase (decrease) in fund shares	(136)	—

*	Share Class 4 was closed effective April 30, 2011.

The accompanying Notes are an integral part of these financial statements.

12

Notes to Financial Statements	December 31, 2011

1.	Organization of the Company

GE Investments Funds, Inc. (the “Company”) was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is composed of fourteen investment portfolios (collectively the “Funds”), although only the following eleven are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, Premier Growth Equity Fund (the “Fund”), Core Value Equity Fund, Mid-Cap Equity Fund, Small-Cap Equity Fund, International Equity Fund, Total Return Fund, Income Fund, Money Market Fund and Real Estate Securities Fund.

Shares of the Funds of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. GE Asset Management Incorporated (“GEAM”) is the investment adviser and administrator of each of the Funds.

The Company currently offers one share class (Class 1) as an investment option for variable life insurance and variable annuity contracts. Class 4 shares were first offered on May 1, 2008, and Fund shares outstanding prior to May 1, 2008 were designated as Class 1 shares. Effective April 30, 2011, Class 4 Shares were closed and are no longer offered.

2.	Summary of Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Subsequent events after the balance sheet date through the date the financial statements were issued, have been evaluated in the preparation of the financial statements. There are no items to report.

The following summarizes the significant accounting policies of the Company:

Securities Valuation and Transactions. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Securities transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

The Fund’s income, expenses (other than distribution fees) and realized and unrealized gains and losses are allocated proportionally each day among the share classes based upon the relative net assets of each class.

Derivatives The Fund is subject to equity price risk, interest rate risk, credit risk, and foreign currency exchange risk in the normal course of pursuing its investment objective. The Fund may enter into derivative transactions to gain market exposure for residual and accumulating cash positions and for managing the duration of fixed-income investments.

Futures Contracts A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. The Fund invested in futures for a variety of portfolio management purposes such as hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions, gaining market exposure for accumulating and residual cash positions, or when the transactions are economically appropriate to the reduction of risks inherent in the management of the Fund. Buying futures tends to increase a Fund’s exposure to the underlying instrument while selling futures tends to decrease a Fund’s exposure to the underlying instrument or to hedge other Fund investments. The Fund will not enter into a transaction involving futures for speculative purposes. With futures contracts, there is minimal counterparty credit risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all traded futures, guarantees the futures against default. The Fund’s risks in using these contracts include changes in the value of the underlying instruments, non- performance of the counterparties under the contracts’ terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain or loss equal to the daily

13

Notes to Financial Statements	December 31, 2011

variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain or loss upon the expiration or closing of a futures contract.

Investment Income Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes except for certain foreign corporate actions which are recorded as soon after the ex-dividend date as possible. Interest income is recorded on the accrual basis.

Expenses Fund specific expenses are allocated to the Fund that incurs such expenses. Such expenses may include custodial fees, legal and accounting fees, printing costs and registration fees. Expenses that are not fund specific are allocated pro rata across the funds. Certain class specific expenses (such as distribution fees) are allocated to the class that incurs such expense. Expenses of the Fund are generally paid directly by the Fund; however, expenses may be paid by GEAM and reimbursed by the Fund.

Federal Income Taxes The Fund intends to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of its taxable net investment income and net realized capital gains to its shareholders. Therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes.

3.	Securities Valuation

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a framework for measuring fair value and providing related disclosures. Broadly, the framework requires fair value to be determined based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants at the measurement date. In the absence of active markets for the identical assets or liabilities, such measurements involve developing assumptions based on market observable data and, in the absence of such data, internal information that is consistent with what market participants would use in a hypothetical transaction that occurs at the measurement date. It also establishes a three-level valuation hierarchy based upon observable and non-observable inputs.

Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. Preference is given to observable inputs. These two types of inputs create the following fair value hierarchy:

Level 1 — Quoted prices for identical investments in active markets.

Level 2 — Quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

Level 3 — Significant inputs to the valuation model are unobservable.

Policies and procedures are maintained to value investments using the best and most relevant data available. In addition, pricing vendors are utilized to assist in valuing investments. GEAM performs periodic reviews of the methodologies used by independent pricing services including price validation of individual securities.

Fair Value Measurement The following section describes the valuation methodologies the Fund uses to measure different financial investments at fair value.

The Fund’s portfolio securities are valued generally on the basis of market quotations. Equity securities generally are valued at the last reported sale price on the primary market in which they are traded. Portfolio securities listed on NASDAQ are valued using the NASDAQ Official Closing Price, Level 1 securities primarily include publicly-traded equity securities. If no sales occurred on the exchange or NASDAQ that day, the portfolio security generally is valued using the last reported bid price. In those circumstances the Fund classifies the investment securities in Level 2.

Short-term investments of sufficient credit quality with remaining maturities of sixty days or less at the time of purchase are typically valued on the basis of amortized cost which approximates fair value and these are included in Level 2.

If it is determined that amortized cost does not approximate fair value, securities may be valued based on dealer supplied valuations or quotations. In these infrequent circumstances, pricing services may provide the Fund with valuations that are based on significant unobservable inputs, and in those circumstances the investment securities are classified in Level 3.

14

Notes to Financial Statements	December 31, 2011

The Fund uses the net asset value per unit for collective funds (i.e., GEI Investment Fund). The Fund classifies the investment security in Level 2.

If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Fund’s Board of Directors that are designed to establish its “fair” value. These securities are typically classified in Level 3. Those procedures require that the fair value of a security be established by a valuation committee of GEAM. The valuation committee follows different protocols for different types of investments and circumstances. The fair value procedures may be used to value any investment of the Fund in the appropriate circumstances.

Fair value determinations generally are used for securities whose value is affected by a significant event that will materially affect the value of a security and which occurs subsequent to the time of the close of the principal market on which such security trades but prior to the calculation of the Fund’s NAV.

The value established for such a portfolio security may be different than what would be produced through the use of market quotations or another methodology. Portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio security for the value established for it at any time and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Other financial investments are derivative instruments that are not reflected in total investments, such as futures, forwards, swaps, and written options contracts, which are valued based on fair value as discussed above.

The Fund uses closing prices for derivatives included in Level 1, which are traded either on exchanges or liquid over-the counter markets. Derivative assets and liabilities included in Level 2 primarily represent interest rate swaps, cross-currency swaps and foreign currency and commodity forward and option contracts. Derivative assets and liabilities included in Level 3 primarily represent interest rate products that contain embedded optionality or prepayment features.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table presents the Fund’s investments measured at fair value on a recurring basis at December 31, 2011:

Investments	Level 1	Level 2	Level 3	Total
Investments in Securities†
Common Stock	$36,060,839	$—	$—	$36,060,839
Other Investments	—	2,393	—	2,393
Short-Term Investments	1,873,058	—	—	1,873,058
Total Investments in Securities	$37,933,897	$2,393	$—	$37,936,290
Other Financial Instruments*
Futures Contracts — Unrealized Appreciation	$16,295	$—	$—	$16,295

†	See Schedule of Investments for Industry Classification.
*	Other financial instruments include derivative instruments such as futures contracts. Amounts shown represent unrealized appreciation (depreciation), at period end.

There were no significant transfers between the fair value levels. Transfers between fair value levels are considered to occur at the beginning of the period.

4.	Derivatives Transactions

Shown below are the derivative contracts entered into by the Fund, summarized by primary risk exposure as they appear on the Statement of Assets and Liabilities, all of which are not accounted for as hedging instruments under FASB Accounting Standards Codification (“ASC”) No. 815 Derivatives and Hedging as of December 31, 2011.

15

Notes to Financial Statements	December 31, 2011

	Asset Derivatives December 31, 2011			Liability Derivatives December 31, 2011
Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statement of Assets and Liabilities	Fair Value ($)		Location in the Statement of Assets and Liabilities	Fair Value ($)
Equity Contracts	Assets, Net Assets – Net Unrealized Appreciation/(Depreciation) on Futures	16,295	*	Liabilities, Net Assets – Net Unrealized Appreciation/ (Depreciation) on Futures	—

*	Includes cumulative unrealized appreciation/(depreciation) of futures contracts as reported in the Schedule of Investments and within the components of the net assets section of the Statement of Assets and Liabilities. Only the current day’s variation margin is reported within the Assets and/or Liabilities section on the Statement of Assets and Liabilities.

Shown below are the effects of derivative instruments on the Fund’s Statement of Operations, summarized by primary risk exposure all of which are not accounted for as hedging instruments under ASC 815.

Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statement of Operations	Total Notional Amount of Futures Contracts Purchased/(Sold) ($)	Realized Gain or (Loss) on Derivatives Recognized in Income ($)	Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income ($)
Equity Contracts	Realized gain/(loss) on Futures, Increase/(decrease) in unrealized appreciation/ (depreciation) on Futures	11,485,272/ (10,620,138)	(255,129)	16,295

5.	Line of Credit

The Company shares a revolving credit facility of up to $150 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company (“State Street”). The revolving credit facility requires the payment of a commitment fee equal to 0.100% (prior to November 2, 2011, the rate was 0.125%) per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Fund generally is borne proportionally based upon net assets. In addition, the Company has a $100 million uncommitted, unsecured line of credit with State Street. Generally, borrowings under the credit facilities would accrue interest at the Federal Funds Rate plus 50 basis points and would be borne by the borrowing Fund. The maximum amount allowed to be borrowed by any one Fund is the lesser of (i) 33.33% of the Fund’s total assets or (ii) 20% of its net assets. The credit facilities were not utilized by the Fund during the fiscal year ended December 31, 2011.

6.	Compensation and Fees Paid to Affiliates

GEAM, a registered investment adviser, was retained by the Company’s Board of Directors effective November 15, 1997 to act as investment adviser and administrator of the Fund. GEAM’s compensation for investment advisory and administrative services is paid monthly based on the average daily net assets of the Fund at an annualized rate of 0.65%.

GEAM has a contractual arrangement with the Fund to waive a portion of the Fund’s management fee in the amount equal to the management fee earned by GEAM with respect to the Fund’s investment in the GE Institutional Money Market Fund.

Distribution and Service (12b-1) Fee Prior to the closure of Class 4 shares on April 30, 2011, the Company had adopted a Distribution and Service (12b-1) Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to Class 4 shares of the Fund. Under the Plan, the Fund could compensate GE Investment Distributors, Inc. (“GEID”), a wholly-owned subsidiary of GEAM and the Fund’s principal distributor, for certain sales services provided by GEID or other broker dealers and investor services provided by GEID or other service providers relating to the Fund’s Class 4 shares, including services to owners or prospective owners of variable contracts issued by insurance companies that offered such share class as an investment option. The amount of compensation paid under the Plan by the Fund’s Class 4 shares was not to exceed 0.45% of the average daily net assets of the Fund attributable to such share class.

Directors’ Compensation The Fund pays no compensation to its directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to non-interested Directors are reflected on the Statement of

16

Notes to Financial Statements	December 31, 2011

Operations. These fees are allocated pro rata across all of the mutual fund platforms and share classes served by the Directors, including the Fund, and are based upon the relative net assets of each fund within such platforms.

7.	Investment Transactions

Purchases and Sales of Securities The cost of purchases and the proceeds from sales of investments, other than short-term securities, for the year ended December 31, 2011 were as follows:

Non-U.S. Government Securities
Purchases	Sales
$8,590,326	$17,143,294
8.	Income Taxes

The Fund is subject to ASC 740, Income Taxes. ASC 740 provides guidance for financial accounting and reporting for the effects of income taxes that result from an entity’s activities during the year. ASC 740 also provides guidance regarding how certain tax positions should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more likely than not” of being sustained by the applicable tax authority. There are no adjustments to the Fund’s net assets required under ASC 740. The Fund’s 2008, 2009, 2010 and 2011 fiscal years tax returns are still open to examination by the Federal and applicable state tax authorities.

At December 31, 2011, information on the tax components of capital was as follows:

Cost of Investments For Tax Purposes	Gross Unrealized Tax		Net Tax Appreciation/ (Depreciation)		Undistributed
	Appreciation	Depreciation	Investments	Derivatives/ Currency	Income	Accumulated Capital Loss	Late-Year Losses
$34,405,571	$6,611,046	$(3,080,327)	$3,530,719	$(1)	$0	$(3,628,679)	$(2,434)

As of December 31, 2011, the Fund has capital loss carryovers as indicated below. Capital loss carryovers are available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

Amount
Short-Term	Long-Term	Expires
$2,273,559	$—	12/31/2017
1,355,120	—	12/31/2018

These amounts will be available to offset future taxable capital gains. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

During the year ended December 31, 2011 the Fund utilized $1,693,552 of prior year capital loss carryovers.

Any qualified late-year loss is deemed to arise on the first day of the Fund’s next tax year (if the Fund elects to defer such loss). Under this regime, generally, the Fund can elect to defer any post-October capital loss and/or any late-year ordinary loss as defined by the Internal Revenue Code.

The Fund elected to defer qualified late-year losses for the year ended December 31, 2011 as follows:

Capital	Ordinary
$2,434	$—

17

Notes to Financial Statements	December 31, 2011

The tax composition of distributions paid during the years ended December 31, 2011 and December 31, 2010 were as follows:

	Ordinary Income	Long-Term Capital Gains	Total
2011	$ 82,406	$—	$ 82,406
2010	102,983	—	102,983

Distributions to Shareholders The Fund declares and pays any dividends from net investment income annually. The Fund declares and pays any net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) futures, investments organized as partnerships for tax purposes, and losses deferred due to wash sale transactions. Reclassifications due to permanent book/tax differences are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the net asset value of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Capital Paid In
$2,288	$—	$(2,288)

9.	Recent Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011-04, Fair Value Measurement: Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. ASU 2011-04 amended wording resulting in common fair value measurement and disclosure requirements in U.S. GAAP and International Financial Reporting Standards (IFRS). In particular, the amendments clarify how to apply existing fair value measurement and disclosure requirements as well as expand disclosure about valuation techniques and unobservable inputs used in Level 3 fair value measurements. In addition, the amendments require a narrative description of Level 3 measurements’ sensitivity to changes in unobservable inputs if such changes significantly alter the fair value measurement. The amendments are applied prospectively and are effective for an annual period beginning after December 15, 2011.

Management of the Fund does not believe the adoption of ASU 2011-04 will materially impact the financial statement amounts, however, additional disclosures will be required about valuation techniques and inputs.

18

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors

GE Investments Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Premier Growth Equity Fund, a series of GE Investments Funds, Inc., as of December 31, 2011, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Premier Growth Equity Fund as of December 31, 2011, the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 27, 2012

19

Advisory and Administrative Agreement Renewal	(unaudited)

The Board of Directors of the GE Investments Funds, Inc. (the “Board”), including the independent Board members, considered and unanimously approved the continuance of the Fund’s Investment Advisory and Administration Agreement with GE Asset Management Incorporated (“GEAM”) at meetings held on December 6 and December 9, 2011.

In considering whether to approve the Fund’s investment advisory agreement, the Board members considered and discussed a substantial amount of information and analysis provided, at the Board’s request, by GEAM. The Board members also considered detailed information regarding performance and expenses of other investment companies, including those with similar investment strategies and sizes, which was prepared by independent third party provider Morningstar, Inc. (“Morningstar”). The Board members reviewed the fees charged by GEAM for other mutual funds and investment products other than mutual funds that employ the same investment strategy as the Fund. The Board had the opportunity to ask questions and request additional information in connection with its considerations.

Before approving the Fund’s investment advisory agreement, the Board members reviewed the information provided with management of GEAM and with independent legal counsel. The Board members also reviewed a memorandum prepared by independent legal counsel discussing the legal standards for the consideration of the proposed continuance. The independent Board members discussed the proposed continuance in detail during a private session with their independent legal counsel at which no representatives of GEAM were present. The independent Board members and their independent legal counsel requested, and received and considered, additional information from GEAM following these sessions.

In advance of the meetings, and in response to their request, the Board members received from GEAM written responses to their inquiries, which included substantial exhibits and other materials related to GEAM’s business and the services it provides to the Fund. The Board members took into account their multi-year experience as Board members and particularly their consideration of these types of agreements in recent years. The information was presented in a manner to facilitate comparison to prior periods and to reflect certain enhancements. To focus their review, the Board members asked GEAM management, in its oral presentation, to highlight material differences from the information presented in recent years.

During the meetings, the Board members had an opportunity to discuss this information with GEAM managers, including senior executives, representatives from the legal, compliance and finance departments, and investment personnel. The Board members posed questions to these representatives and engaged in substantive discussions with them concerning GEAM’s investment process.

In reaching their determination relating to continuance of the Fund’s investment advisory agreement, the Board members considered all factors that they deemed relevant, including the factors discussed below. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Board member may have attributed different weights to the various factors. In particular, the Board members focused on the following:

The Nature, Extent And Quality Of Services Provided.

The Board members reviewed the services provided by GEAM, taking into account their extensive past experiences with GEAM. They focused on the favorable attributes of GEAM, including (i) an investment philosophy oriented toward long-term performance; (ii) effective processes used for selecting investments and brokers; (iii) effective processes used for providing Fund administration, including controllership and compliance functions and oversight of the performance of other companies that provide services to the Fund; (iv) highly skilled professionals including analysts, research professionals, traders and portfolio managers with a depth of experience relevant to the Fund; (v) access to significant technological resources from which the Fund may benefit; and (vi) a favorable history and reputation. The Board members noted that the Fund represents only a small portion of the assets managed by GEAM, but benefits from a full array of services and resources provided by GEAM.

In light of these discussions, the Board, including the independent Board members, concluded that GEAM’s services continue to be satisfactory.

Investment Performance Of The Fund.

The Board members considered the investment performance of the Fund for various periods. The Board members reviewed detailed comparisons of the performance of the Fund with the relevant securities index and peer groupings of mutual funds prepared by Morningstar with respect to

20

Advisory and Administrative Agreement Renewal	(unaudited)

various periods. The Board members also engaged in detailed discussions with GEAM management about its investment process and performance results. These discussions focused on the Fund’s investment objective, the number and experience of portfolio management and supporting research personnel, the investment style and approach employed, the likely market cycles for the investment style and relative underperformance in certain periods. The Board members discussed GEAM’s investment approach with respect to the Fund, and that the performance of the Fund is consistent with GEAM’s articulated long-term approach and overall investment philosophy.

The Board, including the independent Board members, concluded that the Fund’s performance was acceptable overall taking into consideration the factors discussed above.

Cost Of The Services Provided And Profits Realized From The Relationship With The Fund.

The Board members considered the fees paid to GEAM by the Fund and the cost of the services provided to the Fund by GEAM. The Board members reviewed the information they had requested from GEAM concerning its profitability. The Board members considered the profit margin information for GEAM’s investment company business as a whole, as well as GEAM’s profitability data for the Fund. The Board members reviewed GEAM’s assumptions and the methods of cost allocation used by GEAM in preparing Fund-specific profitability data. The Board members also discussed with GEAM the basis for its belief that the methods of allocation used were reasonable for each area of its business.

Information was presented regarding the financial condition of GEAM for various past periods. The Board members noted and discussed the additional services provided by GEAM to the Fund compared to other investment products managed by GEAM, and previously had been provided a study conducted by the Investment Company Institute that discusses and compares advisory fees and services for mutual funds and institutional separate accounts. The Board members determined that GEAM should be entitled to earn a reasonable level of profits for the services it provides to the Fund. The Board members also recognized that GEAM had made significant investments in its business in the past, and that GEAM continues to make substantial investments in fulfilling its obligations to the Fund and supporting its Fund-related activities.

Based on their review, the Board, including the independent Board members, concluded that they were satisfied that the level of profitability achieved by GEAM from its relationship with the Fund was not unreasonable or excessive.

The Extent To Which Economies Of Scale Would Be Realized As The Fund Grows And Whether Fee Levels Would Reflect Such Economies Of Scale.

Although the Board noted that the Fund experienced a slight decrease in assets over the past year, the Board members considered the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale for the benefit of Fund investors.

The Board members considered the substantial infrastructure investments that GEAM has made with respect to its operations and its commitment to continue investing resources to enhance services to Fund shareholders. The Board members recognized the benefits to the Fund of GEAM’s past investment in its operations through the expenditure of sums to support its substantial infrastructure, and that, with respect to all GEAM managed mutual funds, GEAM has not yet fully recouped that investment. The Board members also recognized the benefits to the Fund of being able to leverage a favorable cost structure achieved with respect to the Fund’s other operating expenses as a result of GEAM’s large overall base of assets under management and its vendor management practices.

Comparison Of Services To Be Rendered And Fees To Be Paid.

The Board members discussed the services provided to the Fund by GEAM, and the fees charged for those services. The Board members reviewed information concerning the fee and expense ratios for the Fund, and comparative information with respect to peer groupings of mutual funds prepared by Morningstar. They discussed that the Fund’s figures were within the applicable peer group ranges. In light of the foregoing, the Board, including the independent Board members, determined that the advisory fees were reasonable in relation to the services provided to the Fund.

Fall-Out Benefits.

The Board members considered other actual and potential financial benefits that GEAM may derive from its relationship

21

Advisory and Administrative Agreement Renewal	(unaudited)

with the Fund, including, to the extent applicable, soft dollar commission benefits generated through Fund portfolio transactions. The Board members noted, however, that the Fund benefits from the vast array of resources available through GEAM, and that the Fund represents only a small portion of the assets managed by GEAM.

Conclusion.

No single factor was determinative to the Board’s decision. Based on their discussion and such other matters as were deemed relevant, the Board, including the independent Board members, concluded that renewal of the investment advisory agreement was in the best interests of the Fund and its shareholders.

22

Additional Information	(unaudited)

Information about Directors and Executive Officers:

The business and affairs of the Funds are managed under the direction of the Funds’ Board of Directors. Information pertaining to the Directors and officers of the Funds is set forth below.

Interested Directors and Executive Officers

Michael J. Cosgrove

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    62

Position(s) Held with Fund    Chairman of the Board and President

Term of Office and Length of Time Served    Until successor is elected and qualified – 15 years

Principal Occupation(s) During Past 5 years    President of Mutual Funds and Global Investment Programs of GEAM since November 2011; President and Chief Executive Officer – Mutual Funds and Intermediary Business of GEAM from March 2007 to November 2011; Executive Vice President of GEAM from February 1997 to March 2007; and Executive Vice President-Mutual Funds of GEAM from March 1993 to March 2007.

Number of Portfolios in Fund Complex Overseen by Director    28

Other Directorships Held by Director    Chairman of the Board and President of GE Institutional Funds since 1997; Trustee of Elfun Funds, GE Savings & Security Funds, General Relief and Loan Fund and General Electric Pension Trust since 1988; Director of GEAM since 1988; Trustee of Fordham University from 2002 to June 30, 2010 and since July 2011; Director of Skin Cancer Foundation since August 2010; Board of Governors for the Investment Company Institute; Director, GE Asset Management (Ireland) Limited, since February 1999, GE Asset Management Funds Plc since 1998, GE Asset Management Canada Company since 1998, GE Asset Management Limited since 1998 and GEAM since 1988; Chairman of the Board and President of GE Funds from 1993 to February 2011; and Trustee, GE Volunteers from 1993 to June 2010.

Matthew J. Simpson

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    50

Position(s) Held with Fund    Director and Executive Vice President

Term of Office and Length of Time Served    Until successor is elected and qualified – 4 years

Principal Occupation(s) During Past 5 years    Executive Vice President, General Counsel and Secretary of GEAM since July 2007; Secretary of Elfun Funds and GE Savings & Security Funds since July 2007; Senior Vice President and General Counsel – Marketing and Client Services (formerly Asset Management Services) at GEAM and Senior Vice President and General Counsel of GE Asset Management Services from February 1997 to July 2007; Vice President and Associate General Counsel of GEAM from October 1992 to February 1997; Secretary of GE Institutional Funds and GE Investments Funds, Inc. from 1997 to July 2007 and Vice President from September 2003 to July 2007; Assistant Secretary of Elfun Funds and GE Savings & Security Funds from 1998 to July 2007 and Vice President from October 2003 to July 2007; Secretary of GE Funds from 1993 to July 2007 and Vice President from September 2003 to July 2007.

Number of Portfolios in Fund Complex Overseen by Director    28

Other Directorships Held by Director    Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since July 2007; Trustee of GE Institutional Funds since July 2007, Director of GEAM since July 2007; and Trustee of GE Funds from July 2007 to February 2011.

23

Additional Information	(unaudited)

Joon Won Choe

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    42

Position(s) Held with Fund    Vice President & Secretary

Term of Office and Length of Time Served    Until successor is elected and qualified – Vice President and Secretary – 1 year

Principal Occupation(s) During Past 5 years    Senior Vice President and Deputy General Counsel at GEAM since March 2011; Vice President and Secretary of GE Institutional Funds since September 2010; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since September 2010; Senior Vice President and Associate General Counsel at GEAM from June 2010 to March 2011; and Vice President and Associate General Counsel at GEAM from November 2005 to June 2010.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Robert Herlihy

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    44

Position(s) Held with Fund    Chief Compliance Officer

Term of Office and Length of Time Served    Until successor is elected and qualified — 6 years

Principal Occupation(s) During Past 5 years    Chief Compliance Officer of GEAM, GE Institutional Funds, Elfun Funds, and GE Savings & Security Funds since July 2005; Chief Compliance Officer of GE Funds from July 2005 to February 2011; and Manager of Fund Administration at GEAM from 2002 – 2005.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Arthur A. Jensen

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    45

Position(s) Held with Fund    Treasurer

Term of Office and Length of Time Served    Until successor is elected and qualified – less than 1 year

Principal Occupation(s) During Past 5 Years    Treasurer of GE Institutional Funds, Elfun Funds and GE Savings & Security Funds since June 2011; Mutual Funds Controller of GEAM since April 2011; Senior Vice President at Citigroup from 2008 to 2010 and Vice President at JPMorgan from 2005 to 2008.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

24

Additional Information	(unaudited)

Jeanne M. LaPorta

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    46

Position(s) Held with Fund    Vice President

Term of Office and Length of Time Served     Until successor is elected and qualified – 8 years

Principal Occupation(s) During Past 5 Years    Senior Vice President and Commercial Administrative Officer of GEAM since April 2010; Vice President of GE Institutional Funds since July 2003; Vice President of Elfun Funds and GE Savings & Security Funds since October 2003; Vice President and Secretary of GE Funds from July 2007 to February 2011; Senior Vice President and Deputy General Counsel of GEAM from October 2007 to April 2010; Vice President and Assistant Secretary of GE Funds from September 2003 to July 2007 and Assistant Secretary of Elfun Funds and GE Savings & Security Funds from July 2003 to June 2010; and Vice President and Associate General Counsel – Marketing and Client Services (formerly Asset Management Services) at GEAM from May 1997 to October 2007.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Non-Interested Directors

John R. Costantino

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    65

Position(s) Held with Fund    Director

Term of Office and Length of Time Served    Until successor is elected and qualified – 15 years

Principal Occupation(s) During Past 5 years    General Partner, NGN Capital LLC since 2006; Managing Director, Vice President of Walden Capital Management since 1996.

Number of Portfolios in Fund Complex Overseen by Director    20

Other Directorships Held by Director    Trustee of GE Institutional Funds since 1997; Trustee of Fordham University from 1989 to 1995 and from 2001 to 2007 and Trustee Emeritus since 2007; Trustee of Neuroscience Research Institute since 1986; Trustee of GE Funds from 1993 to February 2011; Trustee of Gregorian University Foundation from 1992-2007; and Director of Artes Medical from 2006-2008.

25

Additional Information	(unaudited)

R. Sheldon Johnson

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    65

Positions(s) Held with Fund    Director

Term of office and Length of Time served    Unit Successor is elected and qualified – less than 1 year.

Principal Occupation(s) During Past 5 years    Head of Global Institutional Equity Sales and Marketing at Morgan Stanley & Co., Inc. from 2002 to 2006 and Managing Director at Morgan Stanley & Co., Inc. from 1988 to 2006.

Number of Portfolios in Fund Complex Overseen by Director    20

Other Directorships Held by Director    Trustee of GE Institutional Funds since April 2011 and Trustee of St. Lawrence University since 2003.

Donna M. Rapaccioli

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    49

Position(s) Held with Fund    Director

Term of Office and Length of Time Served    Until successor is elected and qualified – Less than 1 year

Principal Occupation(s) During Past 5 Years    Dean of the Gabelli School of Business since 2007 and Accounting professor since 1987 at Fordham University.

Number of Portfolios in Fund Complex Overseen by Officer    20

Other Directorships Held by Director    Trustee of GE Institutional Funds since January 2012 and Trustee of Emmanuel College since 2010.

The Statement of Additional Information for the Funds includes additional information about the Directors and Officers and is available, without charge, upon request by calling 1-800-242-0134.

26

Investment Team	(unaudited)

Investment Adviser and Administrator

GE Asset Management Incorporated

Board of Directors

Michael J. Cosgrove, Chairman

John R. Costantino

R. Sheldon Johnson*

Donna M. Rapaccioli**

Matthew J. Simpson

Secretary

Joon Won Choe

Assistant Secretary

Michelle Matzelle

Treasurer

Arthur A. Jensen (effective June 6, 2011)

Assistant Treasurer

Casey Yantosca

Distributor

GE Investment Distributors, Inc.

Member FINRA and SIPC

Custodian

State Street Bank & Trust Company

Officers of the Investment Adviser

Dmitri Stockton, President and Chief Executive Officer (since May 2011)†

Cheryl H. Beacock, Senior Vice President, Human Resources

George A. Bicher, Chief Risk Officer

Paul M. Colonna, President and Chief Investment Officer – Fixed Income

Michael J. Cosgrove, President of Mutual Funds and Global Investment Programs

Gregory B. Hartch, Senior Vice President – Strategy and Business Development Leader

Ralph R. Layman, President and Chief Investment Officer – Public Equities

Maureen B. Mitchell, President of Global Sales and Marketing

Steven M. Rullo, Senior Vice President – Services and Technology

Matthew J. Simpson, Executive Vice President, General Counsel and Secretary

Donald W. Torey, President and Chief Investment Officer – Alternative Investments

David Wiederecht, President and Chief Investment Officer – Investment Strategies

Tracie A. Winbigler, Executive Vice President, Chief Financial Officer (since January 2011)

*	Mr. Johnson was elected as a Director of the Funds effective April 1, 2011.
**	Ms. Rapaccioli was elected as a Director of the Funds effective January 1, 2012.
†	Effective May 1, 2011, Mr. Stockton replaced James W. Ireland as President and Chief Executive Officer.

At GE Asset Management, we’re dedicated to providing the investment options you’ll need to tailor your financial portfolio to every stage of your life. Each member of the GE Family of Funds is managed according to the same principles of integrity and quality that have guided GE over the past century, and have made it the world-class company that it is today. Each fund draws strength from a heritage of investment management experience that spans more than 80 years. Whether you’re creating a new investment portfolio or adding to an established one, the GE Family of Funds offers an array of professionally managed investment options that will help you meet a lifetime of financial needs.

27

Investment Adviser

GE Asset Management Incorporated

1600 Summer Street

Stamford, CT 06905

or at:

PO Box 7900

Stamford, CT 06904-7900

Distributor

GE Investment Distributors, Inc.

member FINRA and SIPC

1600 Summer Street

Stamford, CT 06905

or at:

PO Box 7900

Stamford, CT 06904-7900

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-493-3042; (ii) on the Fund’s website at http://www.geam.com; and (iii) on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC—information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at http://www.geam.com; and (ii) on the Commission’s website at http://www.sec.gov.

GE Investments Funds, Inc.

Core Value Equity Fund

Annual Report

December 31, 2011

GE Investments Funds, Inc.

Core Value Equity Fund	Contents

This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract’s current prospectus and the current summary prospectus of the Fund available for investments thereunder.

Notes to Performance	December 31, 2011 (unaudited)

The information provided on the performance pages relates to the GE Investments Core Value Equity Fund (the “Fund”).

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Total returns shown are net of Fund fees and expenses but do not reflect fees and charges associated with the variable contracts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the Fund’s total returns for all periods shown.

The performance data quoted represents past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Periods less than one year are not annualized. Please call 800-493-3042 or visit the Fund’s website at http://www.geam.com for the most recent month-end performance data.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in the Fund is subject to risk, including possible loss of principal invested.

The S&P 500® Index is an unmanaged, market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap U.S. stock market performance. The results shown for the foregoing index assume the reinvestment of net dividends or interest and do not reflect fees, expenses or taxes. They do not reflect the actual cost of investing in the instruments that comprise the index.

The peer universe of the underlying annuity funds used for the peer group average annual total return calculation is based on a blend of Morningstar peer categories, as shown. Morningstar is an independent mutual fund rating service. A Fund’s performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to that of the Fund.

©2012 Morningstar, Inc. All Rights Reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damage or losses relating from any use of this information. Past performance is no guarantee of future results.

GE Investment Distributors, Inc., Member of FINRA & SIPC, is the principal underwriter and distributor of the GE Investments Funds, Inc. and a wholly owned subsidiary of GE Asset Management Incorporated, the investment adviser of the Fund.

1

Core Value Equity Fund	(unaudited)

Stephen V. Gelhaus

Senior Vice President

Paul C. Reinhardt

Senior Vice President

The Core Value Equity Fund is co-managed by Paul C. Reinhardt and Stephen V. Gelhaus. Messrs. Reinhardt and Gelhaus both manage the Fund as a collaborative team. Both portfolio managers have the authority to increase or decrease existing positions in the Fund; however, Mr. Reinhardt, as lead manager, is vested with the authority to purchase securities that are new to the Fund or to divest the Fund of its entire position in a security. Mr. Reinhardt also has veto authority over Mr. Gelhaus’ trade decisions.

Paul C. Reinhardt is a Senior Vice President of GE Asset Management. He has been a portfolio manager for the Fund since April 2002. Mr. Reinhardt joined GE Asset Management in 1982 as an equity analyst and has been a portfolio manager since 1987.

Stephen V. Gelhaus is a Senior Vice President of GE Asset Management. He has been a member of the portfolio management team for the Fund since January 2002. Mr. Gelhaus joined GE Asset Management in June 1991 and was a research analyst in the U.S. equities group from 1995 through 2001 and became an associate portfolio manager for the Fund in August 1999.

Q.	How did the GE Investments Core Value Equity Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended December 31, 2011?

A.

For the twelve-month period ended December 31, 2011, the GE Investments Core Value Equity Fund returned -1.60% for Class 1 shares and -2.05% for Class 4 shares. The S&P 500® Index (S&P 500 Index), the Fund’s benchmark, returned 2.11% and the Fund’s Morningstar peer group of 350 U.S. Insurance Large Blend Funds returned an average of -1.46% over the same period.

Q.	What market factors affected the Fund’s performance?

A.	Macro events created an extremely volatile market environment for U.S. equities. Concerns ranged from European sovereign debt woes, to political unrest in the Mid-East, to Japan’s earthquake and near-nuclear disaster to China’s slowing economy. Meanwhile, Washington’s contentious debt ceiling debate culminated with S&P’s U.S. debt rating downgrade caused market pull-back in August that erased most of the year’s early gains. In the third quarter of 2011, in particular, debate around the possibility of a double-dip recession intensified, as economic indicators weakened and emerging markets growth slowed. Investors seemed to embrace risk again in the last quarter of the year, as glimmers of hope emerged in Europe in the form of central bank loans to ailing European financial institutions. The Chinese central bank took measures to stimulate growth and positive economic news in the U.S. eased some of investor’s fears.

Within the equity market there was significant risk aversion and a reach for yield. The utility sector was the strongest performer with a 20% return, followed by the consumer staples sector with a 14% return. Stocks with above-average dividend yields were strong performers, regardless of sector—a theme that makes sense when fixed income rates are so low. The financial sector was the worst performing sector with a decline of 17%. Large banks and brokers had the steepest declines. Sovereign debt fears in Europe weighed heavily on the European banks, and the interconnectedness of the financial markets brought the concern to the U.S.

Q.	What were the primary drivers of Fund performance?

A.

The Fund performed better than 74% of other managers in the large-cap growth universe, aided by strong stock selection in information technology. Visa (+45%) rallied as a regulatory overhang cleared regarding interchange fees. In addition, banks cancelled announced consumer debit card fees which could have crimped Visa’s future profits. Baidu (+21% an ADR for the Chinese Internet search leader), Qualcomm (+12%) and Apple (+26%) also made strong

2

(unaudited)

contributions within technology as each company delivered strong, double digit earnings growth. As growth worries and commodity-price volatility pressured the materials sector, the Fund benefited from avoiding the most cyclical metals and mining stocks, and the Fund’s Monsanto position (+2%) also bolstered returns. Dover (+1%) and Iron Mountain (+25%) were relative outperformers within industrials.

In terms of key performance detractors, the Fund’s underweighting in the defensive sectors, utilities and consumer staples weighed on results. On a similar note, despite the Fund’s positive overweight in health care, the Fund was underweighted in pharmaceuticals which were strong performers. We have found that drug companies generally lack the double-digit earnings growth profile the Premier Growth strategy seeks. Pharmacy benefits manager Express Scripts (-17%) underperformed due to a proposed acquisition and a dispute with Walgreen’s. Goldman Sachs (-46%), CME (-23%) and State Street (-11%) came under pressure in the difficult environment for financials. Some final cyclical holdings which weighed negatively on the Fund included, global energy services leaders Schlumberger (-17%) and Halliburton (-23%), Carnival Corp. (-27%).

Q.	Were there any significant changes to the Fund during the period?

A.	Changes to the Fund were modest during the year. We ended the year with 35 stocks in the Fund, roughly flat with the start of the year. Technology remains the largest sector in the Fund. We think tech has several things going for it: financial strength (large cash balances and free cash flow generation), global diversification (over 50% of the tech sector revenue is outside the U.S.), product cycle growth (e.g. wireless data), and attractive valuation. The Fund continues to have an underweight in utilities and consumer staples. We believe valuation looks full in these sectors, particularly after the strong performance last year. We expect 2012 to be another year where global macro events will create volatility in the market. Further, it is an election year in the U.S. which creates additional uncertainty. We continue to focus on what we believe are financially strong companies with great management teams at attractive valuations. In a slow growth world, we believe the Fund’s collection of above-average growers will do well over the long term.

3

Core Value Equity Fund	(unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, distribution and services fees (for Class 4 shares), professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2011.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses paid during period.”

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Additionally, the expenses shown do not reflect the fees or charges associated with variable contracts through which shares of the Fund are offered.

July 1, 2011 – December 31, 2011

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return**
Class 1	1,000.00	935.40	6.24
Class 4	1,000.00	932.10	8.43
Hypothetical 5% Return (2.5% for the period)
Class 1	1,000.00	1,018.75	6.51
Class 4	1,000.00	1,016.48	8.79

*	Expenses are equal to the Fund’s annualized expense ratio of 1.28% for Class 1 shares and 1.73% for Class 4 shares (for the period July 1, 2011 – December 31, 2011), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
**	Actual Fund Return for the six-month period ended December 31, 2011 were as follows: -6.46% for Class 1 shares and -6.79% for Class 4 shares. Past performance does not guarantee future results.

4

Core Value Equity Fund	(unaudited)

Investment Profile

A mutual fund designed for investors who seek long-term growth of capital and future income. The Fund seeks its objective by investing at least 80% of its net assets under normal circumstances in equity securities, such as common and preferred stocks. The Fund invests primarily in U.S. companies that the portfolio managers believe are undervalued by the market but have solid growth prospects.

Morningstar Performance Comparison

Based on average annual returns for periods ended 12/31/11

	One Year	Five Year	Ten Year
Number of funds in peer group	350	294	192
Peer group average annual total return	-1.46%	-1.06%	2.39%
Morningstar category in peer group: U.S. Insurance Large Blend

Sector Allocation

as a % of Fair Value of $16,319 (in thousands) on December 31, 2011 (b)(c)

Top Ten Largest Holdings

as of December 31, 2011 (as a % of Fair Value) (b)(c)

Apple Inc.	3.23%
Microsoft Corp.	3.20%
Pfizer Inc.	3.00%
Cisco Systems Inc.	2.92%
Chevron Corp.	2.77%
Kraft Foods Inc.	2.59%
Time Warner Inc.	2.58%
ACE Ltd.	2.21%
International Business Machines Corp.	2.21%
Covidien PLC	1.97%

Change in Value of a $10,000 Investment(a)

Class 1 Shares

Average Annual Total Return

for the Periods Ended December 31, 2011

Class 1 Shares (Inception date: 4/28/00)

	One Year	Five Year	Ten Year	Ending Value of a $10,000 investment (a)
Core Value Equity Fund	-1.60%	0.33%	3.40%	$13,969
S&P 500 Index	2.11%	-0.25%	2.92%	$13,340

Change in Value of a $10,000 Investment(a)

Class 4 Shares

Average Annual Total Returns

for the Periods Ended December 31, 2011

Class 4 Shares (Inception date: 5/1/08)

	One Year	Three Year	Since Inception	Ending Value of a $10,000 investment (a)
Core Value Equity Fund	-2.05%	10.73%	-1.67%	$9,400
S&P 500 Index	2.11%	14.12%	-0.39%	$9,858

*	Less than 0.05%
(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.
(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.
(c)	Fair Value basis is inclusive of short-term investment in GE Institutional Money Market Fund Investment Class.

See Notes to Performance on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. The performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and does not reflect the fees or charges that would be associated with variable contracts through which shares of the Fund are offered.

5

Core Value Equity Fund

Schedule of Investments	December 31, 2011

Core Value Equity Fund

	Number of Shares	Fair Value
Common Stock—93.9%†

Advertising — 1.9%

Omnicom Group Inc.	7,064	$314,913

Aerospace & Defense — 1.9%

Honeywell International Inc.	4,807	261,260
Rockwell Collins Inc.	736	40,752
		302,012

Agricultural Products — 1.3%

Archer-Daniels-Midland Co.	7,113	203,432

Air Freight & Logistics — 2.0%

FedEx Corp.	1,962	163,847
United Parcel Service Inc.	2,257	165,190
		329,037

Asset Management & Custody Banks — 4.0%

Ameriprise Financial Inc.	4,906	243,534
Invesco Ltd.	9,026	181,332
State Street Corp.	5,494	221,463	(c)
		646,329

Auto Parts & Equipment — 0.5%

Johnson Controls Inc.	2,600	81,276

Biotechnology — 1.5%

Amgen Inc.	3,924	251,960

Brewers — 0.6%

Molson Coors Brewing Co.	2,208	96,136

Coal & Consumable Fuels — 0.0%*

Peabody Energy Corp.	239	7,913

Communications Equipment — 2.9%

Cisco Systems Inc.	26,343	476,281

Computer Hardware — 3.7%

Apple Inc.	1,300	526,500	(a)
Hewlett-Packard Co.	2,943	75,812
		602,312

Construction & Farm Machinery & Heavy Trucks — 0.2%

Deere & Co.	491	37,979

	Number of Shares	Fair Value

Consumer Finance — 1.7%

American Express Co.	4,562	$215,190
Discover Financial Services	2,262	54,288
		269,478

Data Processing & Outsourced Services — 0.8%

The Western Union Co.	7,113	129,883

Department Stores — 0.8%

Macy’s Inc.	4,118	132,517

Diversified Financial Services — 3.9%

Bank of America Corp.	16,290	90,572
Comerica Inc.	3,091	79,748
JPMorgan Chase & Co.	7,358	244,654
Wells Fargo & Co.	7,849	216,318
		631,292

Diversified Metals & Mining — 0.6%

Freeport-McMoRan Copper & Gold Inc.	2,845	104,668

Drug Retail — 1.3%

CVS Caremark Corp.	5,298	216,052

Electric Utilities — 1.9%

FirstEnergy Corp.	2,767	122,578
NextEra Energy Inc.	3,041	185,136
		307,714

Electrical Components & Equipment — 0.6%

Cooper Industries PLC	1,766	95,629

Fertilizers & Agricultural Chemicals — 0.7%

Potash Corporation of Saskatchewan Inc.	2,698	111,373

General Merchandise Stores — 1.1%

Target Corp.	3,434	175,890

Healthcare Equipment — 2.5%

Baxter International Inc.	1,810	89,559
Covidien PLC	7,149	321,777
		411,336

Healthcare Facilities — 0.6%

HCA Holdings Inc.	4,170	91,865	(a)

Healthcare Services — 1.7%

DaVita Inc.	540	40,937	(a)
Express Scripts Inc.	4,072	181,978	(a)
Omnicare Inc.	1,472	50,710
		273,625

See Notes to Schedule of Investments and Notes to Financial Statements.

6

Core Value Equity Fund

Schedule of Investments	December 31, 2011

	Number of Shares	Fair Value

Heavy Electrical Equipment — 0.3%

ABB Ltd. ADR	2,943	$55,417

Home Improvement Retail — 0.4%

Lowe’s Companies Inc.	2,791	70,836

Household Products — 1.2%

The Procter & Gamble Co.	2,943	196,328

Independent Power Producers & Energy Traders — 2.0%

Calpine Corp.	7,849	128,174	(a)
The AES Corp.	16,679	197,479	(a)
		325,653

Industrial Conglomerates — 0.5%

Siemens AG ADR	785	75,054

Industrial Machinery — 0.1%

Eaton Corp.	412	17,934

Insurance Brokers — 0.6%

Marsh & McLennan Companies Inc.	3,140	99,287

Integrated Oil & Gas — 5.5%

Chevron Corp.	4,253	452,519
Exxon Mobil Corp.	2,489	210,968	(d)
Hess Corp.	2,257	128,198
Occidental Petroleum Corp.	1,154	108,130
		899,815

Integrated Telecommunication Services — 1.9%

AT&T Inc.	6,132	185,432
Verizon Communications Inc.	2,845	114,141
		299,573

IT Consulting & Other Services — 2.2%

International Business Machines Corp.	1,962	360,773

Life & Health Insurance — 1.9%

MetLife Inc.	4,170	130,021
Prudential Financial Inc.	3,620	181,434
		311,455

Life Sciences Tools & Services — 0.6%

PerkinElmer Inc.	5,151	103,020

Managed Healthcare — 0.3%

UnitedHealth Group Inc.	785	39,784

Movies & Entertainment — 4.3%

The Walt Disney Co.	7,358	275,925
Time Warner Inc.	11,666	421,609
		697,534

	Number of Shares	Fair Value

Multi-Line Insurance — 0.2%

Hartford Financial Services Group Inc.	2,453	$39,861

Multi-Utilities — 0.9%

Dominion Resources Inc.	1,962	104,143
Public Service Enterprise Group Inc.	1,267	41,824
		145,967

Oil & Gas Equipment & Services — 1.6%

National Oilwell Varco Inc.	769	52,284
Schlumberger Ltd.	2,943	201,036
		253,320

Oil & Gas Exploration & Production — 2.1%

Anadarko Petroleum Corp.	3,140	239,676
Southwestern Energy Co.	3,041	97,130	(a)
		336,806

Oil & Gas Refining & Marketing — 0.5%

Marathon Petroleum Corp.	2,353	78,331

Oil & Gas Storage & Transportation — 1.6%

El Paso Corp.	3,924	104,261
Spectra Energy Corp.	2,453	75,430
The Williams Companies Inc.	2,453	80,998
		260,689

Packaged Foods & Meats — 3.8%

ConAgra Foods Inc.	4,660	123,024
Kraft Foods Inc.	11,312	422,616
Nestle S.A. ADR	1,226	70,752
		616,392

Pharmaceuticals — 5.7%

Bristol-Myers Squibb Co.	2,453	86,444
Johnson & Johnson	2,747	180,148
Novartis AG ADR	3,032	173,339
Pfizer Inc.	22,624	489,583
		929,514

Property & Casualty Insurance — 3.3%

ACE Ltd.	5,151	361,188
The Chubb Corp.	2,566	177,619
		538,807

Reinsurance — 1.4%

PartnerRe Ltd.	2,036	130,732
RenaissanceRe Holdings Ltd.	1,325	98,540
		229,272

Research & Consulting Services — 0.5%

Nielsen Holdings N.V.	2,715	80,608	(a)

See Notes to Schedule of Investments and Notes to Financial Statements.

7

Core Value Equity Fund

Schedule of Investments	December 31, 2011

	Number of Shares	Fair Value

Semiconductors — 2.6%

Altera Corp.	2,355	$87,371
Intel Corp.	4,906	118,971
Microchip Technology Inc.	1,766	64,689
Texas Instruments Inc.	5,396	157,078
		428,109

Soft Drinks — 2.7%

Coca-Cola Enterprises Inc.	5,396	139,109
PepsiCo Inc.	4,415	292,935
		432,044

Specialty Chemicals — 0.1%

Celanese Corp.	309	13,679

Steel — 1.0%

Allegheny Technologies Inc.	3,434	164,145

Systems Software — 5.1%

Microsoft Corp.	20,113	522,134	(d)
Oracle Corp.	11,675	299,464
		821,598

Thrifts & Mortgage Finance — 0.3%

People’s United Financial Inc.	3,924	50,423

Total Common Stock (Cost $14,193,083)		15,272,930
Exchange Traded Funds — 1.6%

Financial Select Sector SPDR Fund	3,784	49,192	(f)
Industrial Select Sector SPDR Fund	6,100	205,875	(d,f)

Total Exchange Traded Funds (Cost $286,023)		255,067
Other Investments — 0.0%*

GEI Investment Fund (Cost $7,296)		7,004	(e)

Total Investments in Securities (Cost $14,486,402)		15,535,001

	Fair Value
Short-Term Investments — 4.9%
GE Institutional Money Market Fund — Investment Class 0.06% (Cost $784,371)	$784,371	(b,e)

Total Investments (Cost $15,270,773)	16,319,372

Liabilities in Excess of Other Assets, net — (0.4)%	(58,552)

NET ASSETS — 100.0%	$16,260,820

Other Information

The Fund had the following long futures contracts open at December 31, 2011:

Description	Expiration date	Number of Contracts	Current Notional Value	Unrealized (Depreciation)
S&P 500 Emini Index Futures	March 2012	10	$626,300	$(4,355)

See Notes to Schedule of Investments and Notes to Financial Statements.

8

Notes to Schedule of Investments	December 31, 2011

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities information regarding holdings, allocations and other characteristics are presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security. See the Fund’s summary prospectus and statutory prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a)	Non-income producing security.

(b)	Coupon amount represents effective yield.

(c)	State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund’s custodian and accounting agent.

(d)	At December 31, 2011 , all or a portion of this security was reserved and/or pledged to cover collateral requirements for futures, options, forward foreign currency contracts and/or TBA’s.
(e)	GE Asset Management, the investment adviser of the Fund, also serves as investment adviser of the GEI Investment Fund and the GE Institutional Money Market Fund.

(f)	Sponsored by SSgA Funds Management, Inc., an affiliate of State Street Bank & Trust Co., the Fund’s custodian and accounting agent.

*	Less than 0.05%.

†	Percentages are based on net assets as of December 31, 2011.

Abbreviations:

ADR	American Depository Receipt

SPDR	Standard & Poors Depository Receipts

9

Financial Highlights

Selected data based on a share outstanding throughout the fiscal years indicated

	CLASS 1									CLASS 4
	12/31/11		12/31/10		12/31/09		12/31/08		12/31/07	12/31/11		12/31/10		12/31/09		12/31/08
Inception date	—		—		—		—		4/28/00	—		—		—		5/1/08
Net asset value, beginning of period	$8.85		$8.04		$6.48		$10.16		$10.70	$8.85		$8.04		$6.49		$9.82
Income/(loss) from investment operations:
Net investment income	$0.08		0.11	**	0.08		0.11		0.12	$0.03		0.07	**	0.01		0.05	**
Net realized and unrealized gains/(losses) on investments	(0.22)		0.82		1.57		(3.46)		0.97	(0.21)		0.82		1.60		(3.08)
Total income/(loss) from investment operations	(0.14)		0.93		1.65		(3.35)		1.09	(0.18)		0.89		1.61		(3.03)
Less distributions from:
Net investment income	0.08		0.12		0.09		0.12		0.12	0.04		0.08		0.06		0.09
Net realized gains	—		—		—		0.21		1.51	—		—		—		0.21
Total distributions	0.08		0.12		0.09		0.33		1.63	0.04		0.08		0.06		0.30
Net asset value, end of period	$8.63		$8.85		$8.04		$6.48		$10.16	$8.63		$8.85		$8.04		$6.49
TOTAL RETURN (a)	(1.60)%		11.57%		25.40%		(32.94)%		10.10%	(2.05)%		11.12%		24.74%		(30.77)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$16,251		$19,756		$21,847		$20,361		$37,765	$9		$10		$9		$7
Ratios to average net assets:
Net investment income (loss)	0.80%		1.32%		1.16%		1.18%		0.96%	0.35%		0.91%		0.72%		0.95%	*
Net expenses	1.28%	(b)	0.97%	(b)	1.24%	(b)	0.95%	(b)	0.81%	1.73%	(b)	1.39%	(b)	1.69%	(b)	1.40%	(b)*
Gross expenses	1.28%		0.97%		1.24%		0.95%		0.81%	1.73%		1.39%		1.69%		1.40%
Portfolio turnover rate	49%		45%		61%		68%		45%	49%		45%		61%		68%

Notes to Financial Highlights

(a)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and do not include the effect of insurance contract charges. Past performance does not guarantee future results.
(b)	Reflects GE Asset Management’s waiver of a portion of the Fund’s management fee in an amount equal to the management fee earned by GEAM with respect to the Fund’s investment in the GE Institutional Money Market Fund or, prior to 2011, in another affiliated Money Market Fund formerly managed by GEAM.
*	Annualized for periods less than one year.
**	Per share values have been calculated using the average share method.

The accompanying Notes are an integral part of these financial statements.

10

Statement of Assets and Liabilities December 31, 2011

ASSETS
Investments in securities, at Fair Value (cost $14,479,106)	$15,527,997
Investments in affiliated securities, at Fair Value (cost $7,296)	7,004
Short-Term affiliated investments (at amortized cost)	784,371
Income receivables	18,913
Other assets	176
Total Assets	16,338,461

LIABILITIES
Payable for Fund shares redeemed	1,448
Payable to GEAM	8,928
Accrued custody and accounting expenses	32,018
Accrued other expenses	32,847
Variation margin payable	2,400
Total Liabilities	77,641
NET ASSETS	$16,260,820

NET ASSETS CONSIST OF
Capital paid in	17,074,200
Undistributed (over distributed) net investment income	(1,492)
Accumulated net realized gain (loss)	(1,856,132)
Net unrealized appreciation / (depreciation) on:
Investments	1,048,599
Futures	(4,355)
NET ASSETS	$16,260,820

Class 1

NET ASSETS	16,251,416
Shares outstanding ($0.01 par value; unlimited shares authorized)	1,883,477
Net asset value per share	$8.63

Class 4

NET ASSETS	9,404
Shares outstanding ($0.01 par value; unlimited shares authorized)	1,089
Net asset value per share	$8.63

The accompanying Notes are an integral part of these financial statements.

11

Statement of Operations For the period ending December 31, 2011

INVESTMENT INCOME
Income
Dividends	$369,216
Interest	4,404
Interest from affiliated investments	497
Less: Foreign taxes withheld	1,299
Total Income	375,416

Expenses
Advisory and administration fees	118,154
Distribution fees Class 4	43
Transfer agent fees	2,702
Director’s fees	759
Custody and accounting expenses	58,052
Professional fees	18,436
Printing costs	24,133
Other expenses	9,726
Total expenses before waiver and reimbursement	232,005
Less: Expenses waived or borne by the adviser	(627)
Net expenses	231,378
Net investment income (loss)	144,038

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on:
Investments	1,552,404
Futures	(5,888)
Foreign currency related transactions	(25)

Increase (decrease) in unrealized appreciation/depreciation on:
Investments	(1,923,618)
Futures	(5,959)
Net realized and unrealized gain (loss) on Investments	(383,086)
Net increase (decrease) in net assets resulting from operations	$(239,048)

The accompanying Notes are an integral part of these financial statements.

12

Statements of Changes in Net Assets
	Year Ended December 31, 2011	Year Ended December 31, 2010

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$144,038	$263,226
Net realized gain on investments, futures and foreign currency transactions	1,546,491	885,866
Net increase (decrease) in unrealized appreciation/(depreciation) on investments and futures	(1,929,577)	922,692
Net Increase (decrease) from operations	(239,048)	2,071,784
Distributions to shareholders from :
Net investment income
Class 1	(146,121)	(265,366)
Class 4	(42)	(90)
Total distributions	(146,163)	(265,456)
Increase (decrease) in assets from operations and distributions	(385,211)	1,806,328
Share transactions:
Proceeds from sale of shares
Class 1	318,371	451,257
Class 4	—	—
Value of distributions reinvested
Class 1	146,121	265,366
Class 4	42	90
Cost of shares redeemed
Class 1	(3,583,731)	(4,613,196)
Class 4	—	—
Net decrease from share transactions	(3,119,197)	(3,896,483)
Total decrease in net assets	(3,504,408)	(2,090,155)

NET ASSETS
Beginning of period	19,765,228	21,855,383
End of period	$16,260,820	$19,765,228
Undistributed (distribution in excess of) net investment income, end of period	$(1,492)	$(671)

CHANGES IN FUND SHARES

Class 1
Shares sold	35,822	54,320
Issued for distributions reinvested	17,050	29,951
Shares redeemed	(402,427)	(569,397)
Net increase (decrease) in fund shares	(349,555)	(485,126)

Class 4
Shares sold	—	—
Issued for distributions reinvested	5	10
Shares redeemed	—	—
Net increase (decrease) in fund shares	5	10

The accompanying Notes are an integral part of these financial statements.

13

Notes to Financial Statements	December 31, 2011

1.	Organization of the Company

GE Investments Funds, Inc. (the “Company”) was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is composed of fourteen investment portfolios (collectively the “Funds”), although only the following eleven are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, Premier Growth Equity Fund, Core Value Equity Fund (the “Fund”), Mid-Cap Equity Fund, Small-Cap Equity Fund, International Equity Fund, Total Return Fund, Income Fund, Money Market Fund and Real Estate Securities Fund.

Shares of the Funds of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. GE Asset Management Incorporated (“GEAM”) is the investment adviser and administrator of each of the Funds.

The Company currently offers two share classes (Class 1 and Class 4) of the Fund as an investment option for variable life insurance and variable annuity contracts. Class 4 shares were first offered on May 1, 2008, and Fund shares outstanding prior to May 1, 2008 were designated as Class 1 shares. Each share class has different fees and expenses, and as a result, each share class will have different share price and performance. Not all variable contracts offer both share classes of the Fund.

2.	Summary of Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Subsequent events after the balance sheet date through the date the financial statements were issued, have been evaluated in the preparation of the financial statements. There are no items to report.

The following summarizes the significant accounting policies of the Company:

Securities Valuation and Transactions. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Securities transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

The Fund’s income, expenses (other than distribution fees) and realized and unrealized gains and losses are allocated proportionally each day among the share classes based upon the relative net assets of each class.

Derivatives The Fund is subject to equity price risk, interest rate risk, credit risk, and foreign currency exchange risk in the normal course of pursuing its investment objective. The Fund may enter into derivative transactions to gain market exposure for residual and accumulating cash positions and for managing the duration of fixed-income investments.

Futures Contracts A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. The Fund invested in futures for a variety of portfolio management purposes such as hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions, gaining market exposure for accumulating and residual cash positions, or when the transactions are economically appropriate to the reduction of risks inherent in the management of the Fund. Buying futures tends to increase a Fund’s exposure to the underlying instrument while selling futures tends to decrease a Fund’s exposure to the underlying instrument or to hedge other Fund investments. The Fund will not enter into a transaction involving futures for speculative purposes. With futures contracts, there is minimal counterparty credit risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all traded futures, guarantees the futures against default. The Fund’s risks in using these contracts include changes in the value of the underlying instruments, non- performance of the counterparties under the contracts’ terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent

14

Notes to Financial Statements	December 31, 2011

payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain or loss upon the expiration or closing of a futures contract.

Investment Income Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions which are recorded as soon after ex-dividend rate as such information becomes available. Interest income is recorded on the accrual basis.

Expenses Fund specific expenses are allocated to the Fund that incurs such expenses. Such expenses may include custodial fees, legal and accounting fees, printing costs and registration fees. Expenses that are not fund specific are allocated pro rata across the Funds. Certain class specific expenses (such as distribution fees) are allocated to the class that incurs such expense. Expenses of the Fund are generally paid directly by the Fund however, expenses may be paid by GEAM and reimbursed by the Fund.

Federal Income Taxes The Fund intends to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of its taxable net investment income and net realized capital gains to its shareholders. Therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes.

3.	Securities Valuation

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a framework for measuring fair value and providing related disclosures. Broadly, the framework requires fair value to be determined based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants at the measurement date. In the absence of active markets for the identical assets or liabilities, such measurements involve developing assumptions based on market observable data and, in the absence of such data, internal information that is consistent with what market participants would use in a hypothetical transaction that occurs at the measurement date. It also establishes a three-level valuation hierarchy based upon observable and non-observable inputs.

Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. Preference is given to observable inputs. These two types of inputs create the following fair value hierarchy:

Level 1 — Quoted prices for identical investments in active markets.

Level 2 — Quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

Level 3 — Significant inputs to the valuation model are unobservable.

Policies and procedures are maintained to value investments using the best and most relevant data available. In addition, pricing vendors are utilized to assist in valuing investments. GEAM performs periodic reviews of the methodologies used by independent pricing services including price validation of individual securities.

Fair Value Measurement The following section describes the valuation methodologies the Fund uses to measure different financial investments at fair value.

The Fund’s portfolio securities are valued generally on the basis of market quotations. Equity securities generally are valued at the last reported sale price on the primary market in which they are traded. Portfolio securities listed on NASDAQ are valued using the NASDAQ Official Closing Price, Level 1 securities primarily include publicly-traded equity securities. If no sales occurred on the exchange or NASDAQ that day, the portfolio security generally is valued using the last reported bid price. In those circumstances the Fund classifies the investment securities in Level 2.

Short-term investments of sufficient credit quality with remaining maturities of sixty days or less at the time of purchase are typically valued on the basis of amortized cost which approximates fair value and these are included in Level 2.

If it is determined that amortized cost does not approximate fair value, securities may be valued based on dealer supplied valuations or quotations. In these infrequent

15

Notes to Financial Statements	December 31, 2011

circumstances, pricing services may provide the Fund with valuations that are based on significant unobservable inputs, and in those circumstances the investment securities are classified in Level 3.

The Fund uses the net asset value per unit for collective funds (i.e., GEI Investment Fund). The Fund classifies the investment security in Level 2.

If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Fund’s Board of Directors that are designed to establish its “fair” value. These securities are typically classified in Level 3. Those procedures require that the fair value of a security be established by a valuation committee of GEAM. The valuation committee follows different protocols for different types of investments and circumstances. The fair value procedures may be used to value any investment of the Fund in the appropriate circumstances.

Fair value determinations generally are used for securities whose value is affected by a significant event that will materially affect the value of a security and which occurs subsequent to the time of the close of the principal market on which such security trades but prior to the calculation of the Fund’s NAV.

The value established for such a portfolio security may be different than what would be produced through the use of market quotations or another methodology. Portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio security for the value established for it at any time and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Other financial investments are derivative instruments that are not reflected in total investments, such as futures, forwards, swaps, and written options contracts, which are valued based on fair value as discussed above.

The Fund uses closing prices for derivatives included in Level 1, which are traded either on exchanges or liquid over-the counter markets. Derivative assets and liabilities included in Level 2 primarily represent interest rate swaps, cross-currency swaps and foreign currency and commodity forward and option contracts. Derivative assets and liabilities included in Level 3 primarily represent interest rate products that contain embedded optionality or prepayment features.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table presents the Fund’s investments measured at fair value on a recurring basis at December 31, 2011:

Investments	Level 1	Level 2	Level 3	Total
Investments in Securities†
Common Stock	$15,272,930	$—	$—	$15,272,930
Exchange Traded Funds	255,067	—	—	255,067
Other Investments	—	7,004	—	7,004
Short-Term Investments	784,371	—	—	784,371

Total Investments in Securities	$16,312,368	$7,004	$—	$16,319,372

Other Financial Instruments*
Futures Contracts — Unrealized Depreciation	$(4,355)	$—	$—	$(4,355)

†	See Schedule of Investments for Industry Classification
*	Other financial instruments include derivative instruments such as futures contracts. Amounts shown represent unrealized appreciation (depreciation), at period end.

There were no significant transfers between the fair value levels. Transfers between fair value levels are considered to occur at the beginning of the period.

16

Notes to Financial Statements	December 31, 2011

4.	Derivatives Transactions

Shown below are the derivative contracts entered into by the Fund, summarized by primary risk exposure as they appear on the Statement of Assets and Liabilities, all of which are not accounted for as hedging instruments under FASB Accounting Standards Codification (“ASC”) No. 815 Derivatives and Hedging as of December 31, 2011.

	Asset Derivatives December 31, 2011		Liability Derivatives December 31, 2011
Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statement of Assets and Liabilities	Fair Value ($)	Location in the Statements of Assets and Liabilities	Fair Value ($)
Equity Contracts	Assets, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	—	Liabilities, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	(4,355)*

*	Includes cumulative unrealized appreciation/(depreciation) of futures contracts as reported in the Schedule of Investments and within the components of the net assets section of the Statement of Assets and Liabilities. Only the current day’s variation margin is reported within the Assets and/or Liabilities section on the Statement of Assets and Liabilities.

Shown below are the effects of derivative instruments on the Fund’s Statement of Operations, summarized by primary risk exposure all of which are not accounted for as hedging instruments under ASC 815.

Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statement of Operations	Total Notional Amount of Futures Contracts Purchased/(Sold) ($)	Realized Gain or (Loss) on Derivatives Recognized in Income ($)	Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income ($)
Equity Contracts	Realized gain/(loss) on Futures, Increase/(decrease) in unrealized appreciation/(depreciation) on Futures	4,708,738/(4,195,892)	(5,888)	(5,959)

5.	Line of Credit

The Company shares a revolving credit facility of up to $150 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company (“State Street”). The revolving credit facility requires the payment of a commitment fee equal to 0.100% (prior to November 2, 2011, the rate was 0.125%) per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Fund generally is borne proportionally based upon net assets. In addition, the Company has a $100 million uncommitted, unsecured line of credit with State Street. Generally, borrowings under the credit facilities would accrue interest at the Federal Funds Rate plus 50 basis points and would be borne by the borrowing Fund. The maximum amount allowed to be borrowed by any one Fund is the lesser of (i) 33.33% of its total assets or (ii) 20% of its net assets. The credit facilities were not utilized by the Fund during the fiscal year ended December 31, 2011.

6.	Compensation and Fees Paid to Affiliates

GEAM, a registered investment adviser, was retained by the Company’s Board of Directors effective March 16, 2000 to act as investment adviser and administrator of the Fund. GEAM’s compensation for investment advisory and administrative services is paid monthly based on the average daily net assets of the Fund at an annualized rate of 0.65%.

GEAM has a contractual arrangement with the Fund to waive a portion of the Fund’s management fee in the amount equal to the management fee earned by GEAM with respect to the Fund’s investment in the GE Institutional Money Market Fund.

Distribution and Service (12b-1) Fee The Company has adopted a Distribution and Service (12b-1) Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to Class 4 shares of the Fund. Under the Plan, the Fund may compensate GE Investment Distributors, Inc. (“GEID”), a wholly-owned subsidiary of GEAM and the Fund’s principal distributor, for certain sales services provided by GEID or other broker dealers and investor services provided by GEID or other service providers relating to the Fund’s Class 4 shares, including services to owners or prospective owners of variable contracts issued by insurance companies that offer such share class as an investment option. The amount of compensation paid under the Plan

17

Notes to Financial Statements	December 31, 2011

by the Fund’s Class 4 shares may not exceed 0.45% of the average daily net assets of the Fund attributable to such share class. The Plan continues in effect from year to year for so long as such continuance is approved annually by the Board of Directors, including by those directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to it.

Directors’ Compensation The Fund pays no compensation to its directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to non-interested Directors are reflected on the Statement of

Operations. These fees are allocated pro rata across all of the mutual fund platforms served by the Directors, including the Fund, and are based upon the relative net assets of each fund within such platforms.

7.	Investment Transactions

Purchases and Sales of Securities The cost of purchases and the proceeds from sales of investments, other than short-term securities, for the period ended December 31, 2011 were as follows:

Non-U.S. Government Securities
Purchases	Sales
$8,673,634	$12,206,083

8.	Income Taxes

The Fund is subject to ASC 740, Income Taxes. ASC 740 provides guidance for financial accounting and reporting for the effects of income taxes that result from an entity’s activities during the year. ASC 740 also provides guidance regarding how certain tax positions should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more likely than not” of being sustained by the applicable tax authority. There are no adjustments to the Fund’s net assets required under ASC 740. The Fund’s 2008, 2009, 2010 and 2011 fiscal years tax returns are still open to examination by the Federal and applicable state tax authorities.

At December 31, 2011, information on the tax components of capital was as follows:

Cost of Investments For Tax Purposes	Gross Unrealized Tax		Net Tax Appreciation / (Depreciation)		Undistributed		Late-Year Losses
	Appreciation	Depreciation	Investments	Derivatives / Currency	Income	Accumulated Capital Loss
$15,500,441	$1,587,234	($768,303)	$818,931	($1)	$0	($1,583,949)	($48,361)

As of December 31, 2011, the Fund has capital loss carryovers as indicated below. Capital loss carryovers are available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

Amount
Short-Term	Long-Term	Expires
$1,583,949	$—	12/31/2017

These amounts will be available to offset future taxable capital gains. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund

will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

During the year ended December 31, 2011, the Fund utilized $1,375,316 of prior year capital loss carryovers.

Any qualified late-year loss is deemed to arise on the first day of the Fund’s next tax year (if the Fund elects to defer such loss). Under this regime, generally, the Fund can elect

18

Notes to Financial Statements	December 31, 2011

to defer any post-October capital loss and/or any late-year ordinary loss as defined by the Internal Revenue Code.

The Fund elected to defer qualified late-year losses for the year ended December 31, 2011 as follows:

Capital	Ordinary
$48,361	$—

The tax composition of distributions paid during the years ended December 31, 2011 and December 31, 2010 were as follows:

	Ordinary Income	Long-Term Capital Gains	Total
2011	$146,163	$—	$146,163
2010	265,456	—	265,456

Distributions to Shareholders The Fund declares and pays any dividends from net investment income annually. The Fund declares and pays any net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) futures, investments organized as partnerships for tax purposes, and losses deferred due to wash sale transactions. Reclassifications due to permanent book/tax differences are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the net asset value of the Fund.

The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

The reclassifications for the year ended December 31, 2011 were as follows:

Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Capital Paid In
$1,304	$25	($1,329)

9.	Recent Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011-04, Fair Value Measurement: Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. ASU 2011-04 amended wording resulting in common fair value measurement and disclosure requirements in U.S. GAAP and International Financial Reporting Standards (IFRS). In particular, the amendments clarify how to apply existing fair value measurement and disclosure requirements as well as expand disclosure about valuation techniques and unobservable inputs used in Level 3 fair value measurements. In addition, the amendments require a narrative description of Level 3 measurements’ sensitivity to changes in unobservable inputs if such changes significantly alter the fair value measurement. The amendments are applied prospectively and are effective for an annual period beginning after December 15, 2011.

Management of the Fund does not believe the adoption of ASU 2011-04 will materially impact the financial statement amounts, however, additional disclosures will be required about valuation techniques and inputs.

19

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors

GE Investments Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Core Value Equity Fund, a series of GE Investments Funds, Inc., as of December 31, 2011, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Core Value Equity Fund as of December 31, 2011, the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 27, 2012

20

Advisory and Administrative Agreement Renewal	(unaudited)

The Board of Directors of the GE Investments Funds, Inc. (the “Board”), including the independent Board members, considered and unanimously approved the continuance of the Fund’s Investment Advisory and Administration Agreement with GE Asset Management Incorporated (“GEAM”) at meetings held on December 6 and December 9, 2011.

In considering whether to approve the Fund’s investment advisory agreement, the Board members considered and discussed a substantial amount of information and analysis provided, at the Board’s request, by GEAM. The Board members also considered detailed information regarding performance and expenses of other investment companies, including those with similar investment strategies and sizes, which was prepared by independent third party provider Morningstar, Inc. (“Morningstar”). The Board members reviewed the fees charged by GEAM for other mutual funds and investment products other than mutual funds that employ the same investment strategy as the Fund. The Board had the opportunity to ask questions and request additional information in connection with its considerations.

Before approving the Fund’s investment advisory agreement, the Board members reviewed the information provided with management of GEAM and with independent legal counsel. The Board members also reviewed a memorandum prepared by independent legal counsel discussing the legal standards for the consideration of the proposed continuance. The independent Board members discussed the proposed continuance in detail during a private session with their independent legal counsel at which no representatives of GEAM were present. The independent Board members and their independent legal counsel requested, and received and considered, additional information from GEAM following these sessions.

In advance of the meetings, and in response to their request, the Board members received from GEAM written responses to their inquiries, which included substantial exhibits and other materials related to GEAM’s business and the services it provides to the Fund. The Board members took into account their multi-year experience as Board members and particularly their consideration of these types of agreements in recent years. The information was presented in a manner to facilitate comparison to prior periods and to reflect certain enhancements. To focus their review, the Board members asked GEAM management, in its oral presentation, to highlight material differences from the information presented in recent years.

During the meetings, the Board members had an opportunity to discuss this information with GEAM managers, including senior executives, representatives from the legal, compliance and finance departments, and investment personnel. The Board members posed questions to these representatives and engaged in substantive discussions with them concerning GEAM’s investment process.

In reaching their determination relating to continuance of the Fund’s investment advisory agreement, the Board members considered all factors that they deemed relevant, including the factors discussed below. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Board member may have attributed different weights to the various factors. In particular, the Board members focused on the following:

The Nature, Extent And Quality Of Services Provided.

The Board members reviewed the services provided by GEAM, taking into account their extensive past experiences with GEAM. They focused on the favorable attributes of GEAM, including (i) an investment philosophy oriented toward long-term performance; (ii) effective processes used for selecting investments and brokers; (iii) effective processes used for providing Fund administration, including controllership and compliance functions and oversight of the performance of other companies that provide services to the Fund; (iv) highly skilled professionals including analysts, research professionals, traders and portfolio managers with a depth of experience relevant to the Fund; (v) access to significant technological resources from which the Fund may benefit; and (vi) a favorable history and reputation. The Board members noted that the Fund represents only a small portion of the assets managed by GEAM, but benefits from a full array of services and resources provided by GEAM.

In light of these discussions, the Board, including the independent Board members, concluded that GEAM’s services continue to be satisfactory.

Investment Performance Of The Fund.

The Board members considered the investment performance of the Fund for various periods. The Board members reviewed detailed comparisons of the performance of the Fund with the relevant securities index and peer groupings of mutual funds prepared by Morningstar with respect to

21

Advisory and Administrative Agreement Renewal	(unaudited)

various periods. The Board members also engaged in detailed discussions with GEAM management about its investment process and performance results. These discussions focused on the Fund’s investment objective, the number and experience of portfolio management and supporting research personnel, the investment style and approach employed, the likely market cycles for the investment style and the recent relative underperformance. The Board members discussed GEAM’s investment approach with respect to the Fund, and the reasons for the Fund’s relative underperformance in recent periods. The Board, including the independent Board members, concluded that the Fund’s performance was acceptable overall taking into consideration the factors discussed above.

Cost Of The Services Provided And Profits Realized From The Relationship With The Fund.

The Board members considered the fees paid to GEAM by the Fund and the cost of the services provided to the Fund by GEAM. The Board members reviewed the information they had requested from GEAM concerning its profitability. The Board members considered the profit margin information for GEAM’s investment company business as a whole, as well as GEAM’s profitability data for the Fund. The Board members reviewed GEAM’s assumptions and the methods of cost allocation used by GEAM in preparing Fund-specific profitability data. The Board members also discussed with GEAM the basis for its belief that the methods of allocation used were reasonable for each area of its business.

Information was presented regarding the financial condition of GEAM for various past periods. The Board members noted and discussed the additional services provided by GEAM to the Fund compared to other investment products managed by GEAM, and previously had been provided a study conducted by the Investment Company Institute that discusses and compares advisory fees and services for mutual funds and institutional separate accounts. The Board members determined that GEAM should be entitled to earn a reasonable level of profits for the services it provides to the Fund. The Board members also recognized that GEAM had made significant investments in its business in the past, and that GEAM continues to make substantial investments in fulfilling its obligations to the Fund and supporting its Fund-related activities.

Based on their review, the Board, including the independent Board members, concluded that they were satisfied that the level of profitability achieved by GEAM from its relationship with the Fund was not unreasonable or excessive.

The Extent To Which Economies Of Scale Would Be Realized As The Fund Grows And Whether Fee Levels Would Reflect Such Economies Of Scale.

Although the Board noted that the Fund experienced a slight decrease in assets over the past year, the Board members considered the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale for the benefit of Fund investors.

The Board members considered the substantial infrastructure investments that GEAM has made with respect to its operations and its commitment to continue investing resources to enhance services to Fund shareholders. The Board members recognized the benefits to the Fund of GEAM’s past investment in its operations through the expenditure of sums to support its substantial infrastructure, and that, with respect to all GEAM managed mutual funds, GEAM has not yet fully recouped that investment. The Board members also recognized the benefits to the Fund of being able to leverage a favorable cost structure achieved with respect to the Fund’s other operating expenses as a result of GEAM’s large overall base of assets under management and its vendor management practices.

Comparison Of Services To Be Rendered And Fees To Be Paid.

The Board members discussed the services provided to the Fund by GEAM, and the fees charged for those services. The Board members reviewed information concerning the fee and expense ratios for the Fund, and comparative information with respect to peer groupings of mutual funds prepared by Morningstar. They discussed that the Fund’s advisory fee was within the applicable peer group ranges, although the expense ratios were the highest in the applicable peer group ranges. In light of the foregoing, the Board, including the independent Board members, determined that the advisory fees were reasonable in relation to the services provided to the Fund.

22

Advisory and Administrative Agreement Renewal	(unaudited)

Fall-Out Benefits.

The Board members considered other actual and potential financial benefits that GEAM may derive from its relationship with the Fund, including, to the extent applicable, soft dollar commission benefits generated through Fund portfolio transactions. The Board members noted, however, that the Fund benefits from the vast array of resources available through GEAM, and that the Fund represents only a small portion of the assets managed by GEAM.

Conclusion.

No single factor was determinative to the Board’s decision. Based on their discussion and such other matters as were deemed relevant, the Board, including the independent Board members, concluded that renewal of the investment advisory agreement was in the best interests of the Fund and its shareholders.

23

Additional Information	(unaudited)

Information about Directors and Executive Officers:

The business and affairs of the Funds are managed under the direction of the Funds’ Board of Directors. Information pertaining to the Directors and officers of the Funds is set forth below.

Interested Directors and Executive Officers

Michael J. Cosgrove

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    62

Position(s) Held with Fund    Chairman of the Board and President

Term of Office and Length of Time Served    Until successor is elected and qualified – 15 years

Principal Occupation(s) During Past 5 years    President of Mutual Funds and Global Investment Programs of GEAM since November 2011; President and Chief Executive Officer – Mutual Funds and Intermediary Business of GEAM from March 2007 to November 2011; Executive Vice President of GEAM from February 1997 to March 2007; and Executive Vice President-Mutual Funds of GEAM from March 1993 to March 2007.

Number of Portfolios in Fund Complex Overseen by Director    28

Other Directorships Held by Director    Chairman of the Board and President of GE Institutional Funds since 1997; Trustee of Elfun Funds, GE Savings & Security Funds, General Relief and Loan Fund and General Electric Pension Trust since 1988; Director of GEAM since 1988; Trustee of Fordham University from 2002 to June 30, 2010 and since July 2011; Director of Skin Cancer Foundation since August 2010; Board of Governors for the Investment Company Institute; Director, GE Asset Management (Ireland) Limited, since February 1999, GE Asset Management Funds Plc since 1998, GE Asset Management Canada Company since 1998, GE Asset Management Limited since 1998 and GEAM since 1988; Chairman of the Board and President of GE Funds from 1993 to February 2011; and Trustee, GE Volunteers from 1993 to June 2010.

Matthew J. Simpson

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    50

Position(s) Held with Fund    Director and Executive Vice President

Term of Office and Length of Time Served    Until successor is elected and qualified – 4 years

Principal Occupation(s) During Past 5 years    Executive Vice President, General Counsel and Secretary of GEAM since July 2007; Secretary of Elfun Funds and GE Savings & Security Funds since July 2007; Senior Vice President and General Counsel – Marketing and Client Services (formerly Asset Management Services) at GEAM and Senior Vice President and General Counsel of GE Asset Management Services from February 1997 to July 2007; Vice President and Associate General Counsel of GEAM from October 1992 to February 1997; Secretary of GE Institutional Funds and GE Investments Funds, Inc. from 1997 to July 2007 and Vice President from September 2003 to July 2007; Assistant Secretary of Elfun Funds and GE Savings & Security Funds from 1998 to July 2007 and Vice President from October 2003 to July 2007; Secretary of GE Funds from 1993 to July 2007 and Vice President from September 2003 to July 2007.

Number of Portfolios in Fund Complex Overseen by Director    28

Other Directorships Held by Director    Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since July 2007; Trustee of GE Institutional Funds since July 2007; Director of GEAM since July 2007; and Trustee of GE Funds from July 2007 to February 2011.

24

Additional Information	(unaudited)

Joon Won Choe

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    42

Position(s) Held with Fund    Vice President & Secretary

Term of Office and Length of Time Served    Until successor is elected and qualified – Vice President and Secretary – 1 year

Principal Occupation(s) During Past 5 years    Senior Vice President and Deputy General Counsel at GEAM since March 2011; Vice President and Secretary of GE Institutional Funds since September 2010; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since September 2010; Senior Vice President and Associate General Counsel at GEAM from June 2010 to March 2011; and Vice President and Associate General Counsel at GEAM from November 2005 to June 2010.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Robert Herlihy

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    44

Position(s) Held with Fund    Chief Compliance Officer

Term of Office and Length of Time Served    Until successor is elected and qualified — 6 years

Principal Occupation(s) During Past 5 years    Chief Compliance Officer of GEAM, GE Institutional Funds, Elfun Funds, and GE Savings & Security Funds since July 2005; Chief Compliance Officer of GE Funds from July 2005 to February 2011; and Manager of Fund Administration at GEAM from 2002 – 2005.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Arthur A. Jensen

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    45

Position(s) Held with Fund    Treasurer

Term of Office and Length of Time Served    Until successor is elected and qualified – less than 1 year

Principal Occupation(s) During Past 5 Years    Treasurer of GE Institutional Funds, Elfun Funds and GE Savings & Security Funds since June 2011; Mutual Funds Controller of GEAM since April 2011; Senior Vice President at Citigroup from 2008 to 2010 and Vice President at JPMorgan from 2005 to 2008.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

25

Additional Information	(unaudited)

Jeanne M. LaPorta

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    46

Position(s) Held with Fund    Vice President

Term of Office and Length of Time Served     Until successor is elected and qualified – 8 years

Principal Occupation(s) During Past 5 Years    Senior Vice President and Commercial Administrative Officer of GEAM since April 2010; Vice President of GE Institutional Funds since July 2003; Vice President of Elfun Funds and GE Savings & Security Funds since October 2003; Vice President and Secretary of GE Funds from July 2007 to February 2011; Senior Vice President and Deputy General Counsel of GEAM from October 2007 to April 2010; Vice President and Assistant Secretary of GE Funds from September 2003 to July 2007 and Assistant Secretary of Elfun Funds and GE Savings & Security Funds from July 2003 to June 2010; and Vice President and Associate General Counsel – Marketing and Client Services (formerly Asset Management Services) at GEAM from May 1997 to October 2007.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Non-Interested Directors

John R. Costantino

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    65

Position(s) Held with Fund    Director

Term of Office and Length of Time Served    Until successor is elected and qualified – 15 years

Principal Occupation(s) During Past 5 years    General Partner, NGN Capital LLC since 2006; Managing Director, Vice President of Walden Capital Management since 1996.

Number of Portfolios in Fund Complex Overseen by Director    20

Other Directorships Held by Director    Trustee of GE Institutional Funds since 1997; Trustee of Fordham University from 1989 to 1995 and from 2001 to 2007 and Trustee Emeritus since 2007; Trustee of Neuroscience Research Institute since 1986; Trustee of GE Funds from 1993 to February 2011; Trustee of Gregorian University Foundation from 1992-2007; and Director of Artes Medical from 2006-2008.

26

Additional Information	(unaudited)

R. Sheldon Johnson

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    65

Positions(s) Held with Fund    Director

Term of office and Length of Time served    Unit Successor is elected and qualified – less than 1 year.

Principal Occupation(s) During Past 5 years    Head of Global Institutional Equity Sales and Marketing at Morgan Stanley & Co., Inc. from 2002 to 2006 and Managing Director at Morgan Stanley & Co., Inc. from 1988 to 2006.

Number of Portfolios in Fund Complex Overseen by Director    20

Other Directorships Held by Director    Trustee of GE Institutional Funds since April 2011 and Trustee of St. Lawrence University since 2003.

Donna M. Rapaccioli

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    49

Position(s) Held with Fund    Director

Term of Office and Length of Time Served    Until successor is elected and qualified – Less than 1 year

Principal Occupation(s) During Past 5 Years    Dean of the Gabelli School of Business since 2007 and Accounting professor since 1987 at Fordham University.

Number of Portfolios in Fund Complex Overseen by Officer    20

Other Directorships Held by Director    Trustee of GE Institutional Funds since January 2012 and Trustee of Emmanuel College since 2010.

The Statement of Additional Information for the Funds includes additional information about the Directors and Officers and is available, without charge, upon request by calling 1-800-242-0134.

27

Investment Team	(unaudited)

Investment Adviser and Administrator

GE Asset Management Incorporated

Board of Directors

Michael J. Cosgrove, Chairman

John R. Costantino

R. Sheldon Johnson*

Donna M. Rapaccioli**

Matthew J. Simpson

Secretary

Joon Won Choe

Assistant Secretary

Michelle Matzelle

Treasurer

Arthur A. Jensen (effective June 6, 2011)

Assistant Treasurer

Casey Yantosca

Distributor

GE Investment Distributors, Inc.

Member FINRA and SIPC

Custodian

State Street Bank & Trust Company

Officers of the Investment Adviser

Dmitri Stockton, President and Chief Executive Officer (since May 2011)†

Cheryl H. Beacock, Senior Vice President, Human Resources

George A, Bicher, Chief Risk Officer

Paul M. Colonna, President and Chief Investment Officer – Fixed Income

Michael J. Cosgrove, President of Mutual Funds and Global Investment Programs

Gregory B. Hartch, Senior Vice President – Strategy and Business Development Leader

Ralph R. Layman, President and Chief Investment Officer – Public Equities

Maureen B. Mitchell, President of Global Sales and Marketing

Steven M. Rullo, Senior Vice President – Services and Technology

Matthew J. Simpson, Executive Vice President, General Counsel and Secretary

Donald W. Torey, President and Chief Investment Officer – Alternative Investments

David Wiederecht, President and Chief Investment Officer – Investment Strategies

Tracie A. Winbigler, Executive Vice President, Chief Financial Officer (since January 2011)

*	Mr. Johnson was elected as a Director of the Funds effective April 1, 2011.
**	Ms. Rapaccioli was elected as a Director of the Funds effective January 1, 2012.
†	Effective May 1, 2011, Mr. Stockton replaced James W. Ireland as President and Chief Executive Officer.

At GE Asset Management, we’re dedicated to providing the investment options you’ll need to tailor your financial portfolio to every stage of your life. Each member of the GE Family of Funds is managed according to the same principles of integrity and quality that have guided GE over the past century, and have made it the world-class company that it is today. Each fund draws strength from a heritage of investment management experience that spans more than 80 years. Whether you’re creating a new investment portfolio or adding to an established one, the GE Family of Funds offers an array of professionally managed investment options that will help you meet a lifetime of financial needs.

28

Investment Adviser

GE Asset Management Incorporated

1600 Summer Street

Stamford, CT 06905

or at:

PO Box 7900

Stamford, CT 06904-7900

Distributor

GE Investment Distributors, Inc.

member FINRA and SIPC

1600 Summer Street

Stamford, CT 06905

or at:

PO Box 7900

Stamford, CT 06904-7900

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-493-3042; (ii) on the Fund’s website at http://www.geam.com; and (iii) on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC—information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at http://www.geam.com; and (ii) on the Commission’s website at http://www.sec.gov.

GE Investments Funds, Inc.

Mid-Cap Equity Fund

Annual Report

December 31, 2011

GE Investments Funds, Inc.

Mid-Cap Equity Fund	Contents

This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract’s current prospectus and the current summary prospectus of the Fund available for investments thereunder.

Notes to Performance	December 31, 2011 (unaudited)

The information provided on the performance pages relates to the GE Investments Mid-Cap Equity Fund (the “Fund”).

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Total returns shown are net of Fund fees and expenses but do not reflect fees and charges associated with the variable contracts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the Fund’s total returns for all periods shown.

The performance data quoted represents past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Periods less than one year are not annualized. Please call 800-493-3042 or visit the Fund’s website at http://www.geam.com for the most recent month-end performance data.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in the Fund is subject to risk, including possible loss of principal invested.

Russell Mid-Cap Index is an unmanaged market capitalization-weighted index of the smallest 800 companies included in the Russell 1000 Index. The Russell 1000 Index comprises the 1,000 largest U.S. domiciled companies. The results shown for the foregoing index assume the reinvestment of net dividends or interest and do not reflect fees, expenses or taxes. They do not reflect the actual cost of investing in the instruments that comprise the index.

Russell Investment Group owns the Russell Index data, including all applicable trademarks and copyrights, used by GE Asset Management Incorporated in these materials. Any unauthorized use or redistribution of such Russell Index data is strictly prohibited. Russell Investment Group is not responsible for the configuration of this material or for any inaccuracy in GE Asset Management Incorporated’s presentation thereof.

The peer universe of the underlying annuity funds used for the peer group average annual total return calculation is based on a blend of Morningstar peer categories, as shown. Morningstar is an independent mutual fund rating service. A Fund’s performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to that of the Fund.

©2012 Morningstar, Inc. All Rights Reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damage or losses relating from any use of this information. Past performance is no guarantee of future results.

GE Investment Distributors, Inc., Member of FINRA & SIPC, is the principal underwriter and distributor of the GE Investments Funds, Inc. and a wholly owned subsidiary of GE Asset Management Incorporated, the investment adviser of the Fund.

1

Mid-Cap Equity Fund	(unaudited)

Diane M. Wehner

Senior Vice President

The Mid-Cap Equity Fund is managed by Diane M. Wehner. Ms. Wehner is a Senior Vice President of GE Asset Management and has served as a portfolio manager of the Mid-Cap Equity Fund since September 2004. Ms. Wehner has 24 years of investment experience. Before joining GE Asset Management in 2001, Ms. Wehner was a Vice President, Senior Portfolio Manager and Research Analyst with Benefit Capital Management Corporation, a wholly-owned subsidiary of Union Carbide Corporation. Ms. Wehner also held portfolio management/equity analyst positions at various financial firms including Princeton Bank and Trust and Marine Midland Bank. Ms. Wehner is a member of the New York Society of Security Analysts and a holder of the Chartered Financial Analyst designation.

Q.	How did the GE Investments Mid-Cap Equity Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended December 31, 2011?

A.	For the twelve-month period ended December 31, 2011, the GE Investments Mid-Cap Equity Fund returned -8.34% for Class 1 shares and -8.75% for Class 4 shares. The Russell Mid-Cap Index, the Fund’s benchmark, returned -1.55% and the Fund’s Morningstar peer group of 164 U.S. Insurance Mid-Cap Growth Funds returned an average of -4.86% over the same period.

Q.	What market factors affected the Fund’s performance?

A.	The pattern of midcap stock performance throughout 2011 was nearly identical to 2010, advancing in the early months of the year, sharply correcting in response to both domestic and international issues and then rallying in the fourth quarter. Macro events created an extremely volatile market environment for U.S. equities. Though midcap stocks declined less than 2% for the year, this performance masked the severe volatility highlighted by a mid-year peak-to -trough decline of 22%. Macro concerns which whipsawed stocks ranged from
European sovereign debt woes, to political unrest in the Mid-East, to Japan’s earthquake and near-nuclear disaster to China’s slowing economy. Meanwhile, Washington’s contentious debt ceiling debate culminated with S&P’s U.S. debt rating downgrade, causing a severe market pull-back in August, and double-digit year-to-date declines for midcap stocks. In the third quarter of 2011, debate around the possibility of a double-dip recession intensified, as economic indicators weakened and emerging markets growth slowed. Investors seemed to embrace risk again in the last quarter of the year, as glimmers of hope emerged in Europe in the form of central bank loans to ailing European financial institutions. The Chinese central bank took measures to stimulate growth, and positive economic news suggested that the U.S. was withstanding the pressures from the European crisis better than expected.

Amid the macro uncertainties, correlations (i.e., the degree to which individual securities traded in relation to the overall market) spiked reaching 20-year highs as investors seemed to ignore fundamentals — creating a very difficult stock-picking environment for active managers. Despite the fourth quarter resurgence in risk appetite, higher-yielding, more defensive sectors such as utilities (+20%) and consumer staples (+13%), significantly outperformed all other sectors in 2011. The most cyclical sectors lagged amid slowing growth fears including materials (-4%) and industrials (-6%). Faster growing companies such as those found in the telecom (-22%) and information technology (-10%) sectors were out of favor. Overall value stocks slightly outperformed growth for the year.

Q.	What were the primary drivers of the Fund’s performance?

A.	Given the tilt towards stock investments which reflect growth-at-a-reasonable price, the Fund is underweight both utilities and

2

(unaudited)

consumer staples, the two best performing Russell Mid-Cap Index sectors, thus detracting from performance. Within healthcare, stock selection detracted from performance. More specifically, Illumina (-52%) a genetic instrumentation company declined because of concerns surrounding government funding for research. Biotechnology firm Human Genome Sciences (-69%) came under pressure because of the slow ramp of their newly approved lupus drug Benlysta. The Fund’s overweight in information technology (the second worst performing sector) detracted from performance. Within this sector, Rovi Corp. (-60%), a digital media company, corrected as management reduced revenue guidance in part due to uncertainty surrounding the adoption of the company’s new digital media search guide called TotalGuide. Juniper Networks (-45%) fell as its largest customers delayed capital expenditures, competition increased and a new product cycle became delayed. The underperformance more than offset the meaningful outperformance of Successfactors (+35%) which is being acquired by SAP and Baidu, (+21%) the Chinese internet company which continued to deliver solid revenue and earnings growth. Within the energy sector, McDermott International (-44%) fell as it reduced forward guidance to reflect near term project delays. Investments in natural gas exploration and production companies such as Quicksilver Resources (-48%) came under pressure due to weak natural gas prices. Underperformance in these energy names more than offset the positive performance in Petrohawk Energy (+109%) an exploration and production company acquired by BHP Billiton for a 65% premium. The majority of the Fund’s underperformance occurred during the fourth quarter of the year due to underperformance in some of the above-mentioned stocks.

The Fund’s performance over the year was enhanced by several stocks. American Tower (+17%), a cell tower provider outperformed as international investments and a strong domestic leasing environment reaccelerated growth. Attractive free cash flow characteristics enabled the company to announce plans to convert to REIT status thus enhancing the opportunity for multiple expansion. Biotechnology company, Alexion Pharmaceuticals (+77%), benefitted from a combination of important drug approvals, positive clinical results and expanded use of commercialized drugs. ITC Holdings (+25%), an electric utility company, outperformed due to a favorable approval environment for upgrades and new investments in transmission infrastructure. Auto parts retailer O’Reilly Automotive (+32%) rose as it drove sales against tough comparisons, improved operating margins and repurchased 10% of its stock. Other positive contributors included two companies acquired at premiums during the year, Nalco (+49%) and Telvent (+53%).

Q.	Were there any significant changes to the Fund during the period?

A.	Given our expectation throughout 2011 for continued albeit gradual recovery in the U.S economy, we increased the Fund’s weighting in consumer discretionary and financials stocks. The sovereign debt crisis and economic slowdown in Europe led us to become slightly more defensive in the latter part of 2011 when we added to defensive industrials such as commercial services and consumer staples companies. We reduced the Fund’s exposure to energy, materials and information technology. We continue to believe that stock selection should matter over the long run. We therefore continue to focus on investing in attractively valued companies with strong balance sheets, experienced management teams, solid earnings prospects, leading market shares, and superior long-term fundamentals. With an emphasis on growth, we continue to look to invest in innovative companies that provide prospects for above-average earnings growth. Therefore, healthcare and information technology companies represent a meaningful percentage of the Fund’s holdings.

3

Mid-Cap Equity Fund	(unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, distribution and services fees (for Class 4 shares), professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2011.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Additionally, the expenses shown do not reflect the fees or charges associated with variable contracts through which shares of the Fund are offered.

July 1, 2011 – December 31, 2011

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return**
Class 1	1,000.00	867.30	3.86
Class 4	1,000.00	865.60	5.97
Hypothetical 5% Return (2.5% for the period)
Class 1	1,000.00	1,021.07	4.18
Class 4	1,000.00	1,018.80	6.46

*	Expenses are equal to the Fund’s annualized expense ratio of 0.82% for Class 1 shares and 1.27% for Class 4 shares (for the period July 1, 2011 – December 31, 2011), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
**	Actual Fund Return for the six-month period ended December 31, 2011 were as follows: -13.27% for Class 1 shares and -13.44% for Class 4 shares. Past performance does not guarantee future results.

4

Mid-Cap Equity Fund	(unaudited)

Investment Profile

A mutual fund designed for investors who seek long-term growth of capital and future income. The Fund seeks its objective by investing at least 80% of its net assets under normal circumstances in equity securities of mid-cap companies, such as common and preferred stocks. The Fund invests primarily in mid-cap companies the portfolio manager believes are undervalued by the market and have above-average growth potential.

Morningstar Performance Comparison

Based on average annual returns for periods ended 12/31/11

	One Year	Five Year	Ten Year
Number of funds in peer group	164	140	92
Peer group average annual total return	-4.86%	1.67%	3.81%
Morningstar category in peer group: U.S. Insurance Mid-Cap Growth

Sector Allocation

as a % of Fair Value(c) of $71,271 (in thousands) on December 31, 2011(b)(c)

Top Ten Largest Holdings

as of December 31, 2011 as a % of Fair Value (b)(c)

ITC Holdings Corp.	2.43%
HCC Insurance Holdings Inc.	2.35%
Coach Inc.	2.28%
Catalyst Health Solutions Inc.	2.15%
American Tower Corp.	2.10%
Bed Bath & Beyond Inc.	2.08%
Affiliated Managers Group Inc.	2.06%
Alexion Pharmaceuticals Inc.	2.04%
O’Reilly Automotive Inc.	2.00%
SuccessFactors Inc.	1.95%

Change in Value of a $10,000 Investment(a)

Class 1 Shares

Average Annual Total Return

for the Periods Ended December 31, 2011

Class 1 Shares (Inception date: 5/1//97)

	One Year	Five Year	Ten Year	Ending Value of a $10,000 investment(a)
Mid-Cap Equity Fund	-8.34%	2.75%	6.32%	$18,454
Russell Midcap Index	-1.55%	1.42%	7.00%	$19,663

Change in Value of a $10,000 Investment(a)

Class 4 Shares

Average Annual Total Returns

for the Periods Ended December 31, 2011

Class 4 Shares (Inception date: 5/1/08)

	One Year	Three Year	Since Inception	Ending Value of a $10,000 investment(a)
Mid-Cap Equity Fund	-8.75%	17.35%	0.76%	$10,283
Russell Midcap Index	-1.55%	20.18%	1.52%	$10,570

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.
(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.
(c)	Fair Value Basis is inclusive of short-term Investment in GE Institutional Money Market Fund Investment Class.
*	Less than 0.01%.

See Notes to Performance on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. The performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and does not reflect the fees or charges that would be associated with variable contracts through which shares of the Fund are offered.

5

Mid-Cap Equity Fund

Schedule of Investments	December 31, 2011

Mid-Cap Equity Fund

	Number of Shares	Fair Value
Common Stock — 99.1%†

Advertising — 1.6%

Omnicom Group Inc.	25,023	$1,115,525

Aerospace & Defense — 1.7%

Alliant Techsystems Inc.	6,861	392,175
Hexcel Corp.	34,345	831,492	(a)
		1,223,667

Air Freight & Logistics — 0.4%

UTi Worldwide Inc.	23,320	309,923

Apparel Retail — 1.0%

Urban Outfitters Inc.	24,755	682,248	(a)

Apparel, Accessories & Luxury Goods — 2.4%

Coach Inc.	26,671	1,627,998
Michael Kors Holdings Ltd.	3,086	84,093	(a)
		1,712,091

Application Software — 3.6%

Citrix Systems Inc.	18,933	1,149,612	(a)
SuccessFactors Inc.	34,913	1,391,981	(a)
		2,541,593

Asset Management & Custody Banks — 3.2%

Affiliated Managers Group Inc.	15,326	1,470,530	(a)
Invesco Ltd.	41,123	826,161
		2,296,691

Automotive Retail — 2.0%

O’Reilly Automotive Inc.	17,832	1,425,668	(a)

Biotechnology — 3.8%

Alexion Pharmaceuticals Inc.	20,298	1,451,307
Human Genome Sciences Inc.	29,031	214,539	(a)
Incyte Corp Ltd	29,222	438,622	(a)
Vertex Pharmaceuticals Inc.	17,454	579,647	(a)
		2,684,115

Brewers — 0.5%

Molson Coors Brewing Co.	8,874	386,374

Broadcasting — 1.1%

Discovery Communications Inc. ††	7,481	306,497	(a)
Discovery Communications Inc. ††	12,541	472,796	(a)
		779,293

Cable & Satellite — 1.4%

Liberty Global Inc.	25,534	1,009,104	(a)

	Number of Shares	Fair Value

Casinos & Gaming — 1.6%

Penn National Gaming Inc.	29,464	$1,121,694	(a)

Coal & Consumable Fuels — 0.7%

Peabody Energy Corp.	13,924	461,024

Communications Equipment — 1.0%

Juniper Networks Inc.	35,669	728,004	(a)

Computer Storage & Peripherals — 1.2%

Synaptics Inc.	28,420	856,863	(a)

Construction & Engineering — 1.3%

Quanta Services Inc.	43,680	940,867	(a)

Construction & Farm Machinery & Heavy Trucks — 1.0%

Cummins Inc.	8,121	714,810

Diversified Financial Services — 1.0%

Comerica Inc.	26,470	682,926

Electric Utilities — 2.4%

ITC Holdings Corp.	22,823	1,731,809

Electrical Components & Equipment — 1.3%

Cooper Industries PLC	17,635	954,935

Environmental & Facilities Services — 1.0%

Stericycle Inc.	9,461	737,201	(a)

Fertilizers & Agricultural Chemicals — 1.3%

Intrepid Potash Inc.	16,428	371,766	(a)
Monsanto Co.	8,219	575,905	(c)
		947,671

Healthcare Equipment — 1.7%

Gen-Probe Inc.	8,042	475,443	(a)
Masimo Corp.	41,116	768,252	(a)
		1,243,695

Healthcare Facilities — 1.4%

Universal Health Services Inc.	25,629	995,943

Healthcare Services — 2.2%

Catalyst Health Solutions Inc.	29,500	1,534,000	(a)

Home Building — 0.8%

MDC Holdings Inc.	30,926	545,225

Home Entertainment Software — 1.7%

Activision Blizzard Inc.	98,600	1,214,752

See Notes to Schedule of Investments and Notes to Financial Statements.

6

Mid-Cap Equity Fund

Schedule of Investments	December 31, 2011

	Number of Shares	Fair Value

Home Furnishing Retail — 2.1%

Bed Bath & Beyond Inc.	25,589	$1,483,394	(a)

Hotels, Resorts & Cruise Lines — 0.9%

Royal Caribbean Cruises Ltd.	25,106	621,876

Household Products — 0.8%

The Clorox Co.	8,403	559,304

Independent Power Producers & Energy Traders — 1.3%

The AES Corp.	80,351	951,356	(a)

Industrial Machinery — 1.6%

Harsco Corp.	54,965	1,131,180

Internet Retail — 0.1%

HomeAway Inc.	2,138	49,708	(a)

Internet Software & Services — 4.4%
Baidu Inc. ADR	6,015	700,567	(a)
Equinix Inc.	9,029	915,541	(a)
MercadoLibre Inc.	11,869	944,060
Monster Worldwide Inc.	70,007	555,156	(a)
		3,115,324

Life Sciences Tools & Services — 4.7%
Covance Inc.	15,903	727,085	(a)
Illumina Inc.	22,377	682,051	(a)
Mettler-Toledo International Inc.	5,942	877,693	(a,c)
Thermo Fisher Scientific Inc.	23,265	1,046,227	(a,c)
		3,333,056

Movies & Entertainment — 0.8%

Liberty Media Corporation — Capital	7,563	590,292	(a)

Multi-Line Insurance — 2.3%

HCC Insurance Holdings Inc.	60,816	1,672,440

Office REITs — 1.6%
Douglas Emmett Inc.	36,448	664,812
SL Green Realty Corp.	7,612	507,264
		1,172,076

Oil & Gas Drilling — 1.2%

Noble Corp.	27,840	841,325

Oil & Gas Equipment & Services — 1.9%
McDermott International Inc.	56,772	653,446	(a)
Weatherford International Ltd.	46,075	674,538	(a)
		1,327,984

Oil & Gas Exploration & Production — 3.1%
Forest Oil Corp.	23,806	322,571	(a)
Pioneer Natural Resources Co.	10,874	973,006
Range Resources Corp.	10,042	622,001
Ultra Petroleum Corp.	9,732	288,359	(a)
		2,205,937

	Number of Shares	Fair Value

Packaged Foods & Meats — 2.3%
McCormick & Company Inc.	16,563	$835,106	(c)
Mead Johnson Nutrition Co.	11,581	795,962
		1,631,068

Property & Casualty Insurance — 1.6%

ACE Ltd.	15,913	1,115,820

Real Estate Services — 1.4%

CBRE Group Inc. (REIT)	67,226	1,023,180	(a,c)

Regional Banks — 0.6%

Zions Bancorporation	25,520	415,466

Research & Consulting Services — 2.7%

FTI Consulting Inc.	15,336	650,553	(a)
IHS Inc.	15,070	1,298,431	(a)
		1,948,984

Restaurants — 0.7%

Arcos Dorados Holdings Inc.	25,352	520,477

Security & Alarm Services — 1.6%

Corrections Corporation of America	57,513	1,171,540	(a)

Semiconductors — 2.7%

Hittite Microwave Corp.	20,931	1,033,573	(a)
Marvell Technology Group Ltd.	64,612	894,876	(a)
		1,928,449

Soft Drinks — 1.4%

Coca-Cola Enterprises Inc.	37,531	967,549

Specialized Finance — 1.6%

CBOE Holdings Inc.	23,616	610,710
MSCI Inc.	15,786	519,833	(a)
		1,130,543

Specialty Chemicals — 1.9%

Cytec Industries Inc.	10,554	471,236
Ecolab Inc.	15,515	896,922
		1,368,158

Steel — 1.6%

Allegheny Technologies Inc.	16,348	781,434
Steel Dynamics Inc.	25,260	332,169
		1,113,603

Systems Software — 1.4%

Rovi Corp.	40,046	984,331	(a)

Thrifts & Mortgage Finance — 2.4%

BankUnited Inc.	24,918	547,947
People’s United Financial Inc.	92,459	1,188,098
		1,736,045

See Notes to Schedule of Investments and Notes to Financial Statements.

7

Mid-Cap Equity Fund

Schedule of Investments	December 31, 2011

	Number of Shares	Fair Value

Trading Companies & Distributors — 1.6%

MSC Industrial Direct Company Inc.	16,327	$1,168,197

Wireless Telecommunication Services — 2.5%

American Tower Corp.	24,997	1,500,070	(a)
NII Holdings Inc.	13,030	277,539	(a)
		1,777,609

Total Common Stock (Cost $61,012,799)		70,633,982
Other Investments — 0.0%*
GEI Investment Fund (Cost $18,672)		17,925	(d)

Total Investments in Securities (Cost $61,031,471)		70,651,907
Short-Term Investments — 0.9%
GE Institutional Money Market Fund Investment Class 0.06% (Cost $618,975)		618,975	(b,d)

Total Investments (Cost $61,650,446)		71,270,882

Liabilities in Excess of Other Assets, net — (0.0)%*		(7,899)

NET ASSETS — 100.0%		$71,262,983

Other Information

The Fund had the following short futures contracts open at December 31, 2011:

Description	Expiration date	Number of Contracts	Current Notional Value	Unrealized (Depreciation)
S&P Midcap 400 Emini Index Futures	March 2012	9	$(789,570)	$(9,277)

See Notes to Schedule of Investments and Notes to Financial Statements.

8

Notes to Schedule of Investments	December 31, 2011

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities information regarding holdings, allocations and other characteristics are presented to illustrate examples of securities that the Fund have bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security. See the Fund’s summary prospectus and statutory prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a)	Non-income producing security.

(b)	Coupon amount represents effective yield.

(c)	At December 31, 2011 , all or a portion of this security was reserved and/or pledged to cover collateral requirements for futures, options, forward foreign currency contracts and/or TBA’s.
(d)	GE Asset Management, the investment adviser of the Fund, also serves as investment adviser of the GEI Investment Fund and the GE Institutional Money Market Fund.

†	Percentages are based on net assets as of December 31, 2011 .

*	Less than 0.05%.

Abbreviations:

ADR	American Depository Receipt

REIT	Real Estate Investment Trust

9

Financial Highlights

Selected data based on a share outstanding throughout the fiscal years indicated

	CLASS 1										CLASS 4
	12/31/11		12/31/10		12/31/09		12/31/08		12/31/07		12/31/11		12/31/10		12/31/09		12/31/08
Inception date	—		—		—		—		5/1/97		—		—		—		5/1/08
Net asset value, beginning of period	$18.64		$14.82		$10.50		$17.30		$18.19		$18.61		$14.81		$10.51		$16.85
Income/(loss) from investment operations:
Net investment income	0.03		0.06	**	0.09		0.10		0.08		(0.05)		(0.01)	**	(0.05)		(0.01)	**
Net realized and unrealized gains/(losses) on investments	(1.60)		3.82		4.26		(6.65)		2.23		(1.59)		3.81		4.35		(6.12)
Total income/(loss) from investment operations	(1.57)		3.88		4.35		(6.55)		2.31		(1.64)		3.80		4.30		(6.13)
Less distributions from:
Net investment income	0.02		0.06		0.03		0.05		0.07		—		—		—		0.01
Return of capital	0.35		—		—		—		—		0.35		—		—		—
Net realized gains	0.95		—		—		0.20		3.13		0.95		—		—		0.20
Total distributions	1.32		0.06		0.03		0.25		3.20		1.30		—		—		0.21
Net asset value, end of period	$15.75		$18.64		$14.82		$10.50		$17.30		$15.67		$18.61		$14.81		$10.51
TOTAL RETURN (a)	(8.34)%		26.18%		41.45%		(37.82)%		12.60%		(8.75)%		25.66%		40.91%		(36.36)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$71,253		$97,829		$92,374		$81,791		$191,339		$10		$11		$9		$6
Ratios to average net assets:
Net investment income	0.12%		0.35%		0.19%		0.29%		0.35%		(0.32)%		(0.06)%		(0.22)%		(0.05)%	*
Net expenses	0.82%	(b)	0.71%	(b)	0.80%	(b)	0.73%	(b)	0.70%	(b)	1.27%	(b)	1.13%	(b)	1.25%	(b)	1.18%	(b)*
Gross expenses	0.83%		0.71%		0.80%		0.73%		0.70%		1.28%		1.13%		1.25%		1.18%
Portfolio turnover rate	26%		31%		24%		49%		65%		26%		31%		24%		49%

Notes to Financial Highlights

(a)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and do not include the effect of insurance contract charges. Past performance does not guarantee future results.
(b)	Reflects GE Asset Management’s waiver of a portion of the Fund’s management fee in an amount equal to the management fee earned by GEAM with respect to the Fund’s investment in the GE Institutional Money Market Fund or, prior to 2011, in another affiliated money market fund formerly managed by GEAM. Excluding waiver, the expense ratios would be unchanged.
*	Annualized for periods less than one year.
**	Per share values have been calculated using the average share method.

The accompanying Notes are an integral part of these financial statements.

10

Statement of Assets and Liabilities December 31, 2011

ASSETS
Investments in securities, at Fair Value (cost $61,012,799)	$70,633,982
Investments in affiliated securities, at Fair Value (cost $18,672)	17,925
Short-term affiliated investments (at amortized cost)	618,975
Receivable for investments sold	108,622
Income receivables	57,550
Receivable for fund shares sold	534
Variation margin receivable	3,060
Other assets	949
Total Assets	71,441,597

LIABILITIES
Payable for fund shares redeemed	67,374
Payable to GEAM	39,432
Accrued custody and accounting expenses	31,236
Accrued other expenses	40,572
Total Liabilities	178,614
NET ASSETS	$71,262,983

NET ASSETS CONSIST OF :
Capital paid in	64,219,108
Undistributed (distribution in excess of) net investment income	17,553
Accumulated net realized gain (loss)	(2,584,837)
Net unrealized appreciation / (depreciation) on:
Investments	9,620,436
Futures	(9,277)
NET ASSETS	$71,262,983

Class 1

NET ASSETS	71,252,700
Shares outstanding( $0.01 par value; unlimited shares authorized)	4,523,846
Net asset value per share	$15.75

Class 4

NET ASSETS	10,283
Shares outstanding( $0.01 par value; unlimited shares authorized)	656
Net asset value per share	$15.67

The accompanying Notes are an integral part of these financial statements.

11

Statement of Operations For the period ending December 31, 2011

INVESTMENT INCOME
Income:
Dividend	$609,363
Interest	203,172
Interest from affiliated investments	2,092
Total Income	814,627

Expenses:
Advisory and administration fees	560,542
Distribution fees Class 4	50
Transfer agent	3,891
Director’s fees	3,718
Custody and accounting expenses	53,689
Professional fees	20,940
Printing costs	41,799
Other expenses	25,424
Total expenses before waiver and reimbursement	710,053
Less: Expenses waived or borne by the adviser	(2,454)
Net expenses	707,599
Net investment income	107,028

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on:
Investments	9,075,655
Futures	(115,266)

Increase (decrease) in unrealized appreciation/(depreciation) on:
Investments	(15,502,932)
Futures	(12,369)
Net realized and unrealized gain (loss) on investments	(6,554,912)
Net decrease in net assets resulting from operations	$(6,447,884)

The accompanying Notes are an integral part of these financial statements.

12

Statements of Changes in Net Assets
	Year Ended December 31, 2011	Year Ended December 31, 2010

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$107,028	$322,213
Net realized gain on investments and futures	8,960,389	6,929,800
Net increase (decrease) in unrealized appreciation /(depreciation) on investments and futures	(15,515,301)	14,147,388
Net increase (decrease) from operations	(6,447,884)	21,399,401
Distributions to shareholders from :
Net investment income
Class 1	(93,615)	(316,553)
Class 4	—	—
Return of capital
Class 1	(1,471,706)	—
Class 4	(213)	—
Net realized gains
Class 1	(3,964,505)	—
Class 4	(575)	—
Total distributions	(5,530,614)	(316,553)
Increase (decrease) in assets from operations and distributions	(11,978,498)	21,082,848
Share transactions :
Proceeds from sale of shares
Class 1	2,636,455	5,577,989
Class 4	—	—
Value of distributions reinvested
Class 1	5,529,827	316,553
Class 4	788	—
Cost of shares redeemed
Class 1	(22,765,404)	(21,520,293)
Class 4	—	—
Net decrease from share transactions	(14,598,334)	(15,625,751)
Total increase (decrease) in net assets	(26,576,832)	5,457,097

NET ASSETS
Beginning of period	97,839,815	92,382,718
End of period	$71,262,983	$97,839,815
Undistributed (distribution in excess of) net investment income, end of period	$17,553	$8,976

CHANGES IN FUND SHARES

Class 1
Shares sold	137,227	358,871
Issued for distributions reinvested	354,249	16,937
Shares redeemed	(1,216,132)	(1,361,438)
Net increase (decrease) in fund shares	(724,656)	(985,630)

Class 4
Shares sold	—	—
Issued for distributions reinvested	50	—
Shares redeemed	—	—
Net increase (decrease) in fund shares	50	—

The accompanying Notes are an integral part of these financial statements.

13

Notes to Financial Statements	December 31, 2011

1. Organization of the Company

GE Investments Funds, Inc. (the “Company”) was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is composed of fourteen investment portfolios (collectively the “Funds”), although only the following eleven are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, Premier Growth Equity Fund, Core Value Equity Fund, Mid-Cap Equity Fund (the “Fund”), Small-Cap Equity Fund, International Equity Fund, Total Return Fund, Income Fund, Money Market Fund and Real Estate Securities Fund.

Shares of the Funds of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. GE Asset Management Incorporated (“GEAM”), is the investment adviser and administrator of each of the Funds.

The Company currently offers two share classes (Class 1 and Class 4) of the Fund. Class 4 shares were first offered on May 1, 2008, and Fund shares outstanding prior to May 1, 2008 were designated as Class 1 shares. Each share class has different fees and expenses, and as a result, each share class will have different share price and performance. Not all variable contracts offer both share classes of the Fund.

2.	Summary of Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Subsequent events after the balance sheet date through the date the financial statements were issued, have been evaluated in the preparation of the financial statements. There are no items to report.

The following summarizes the significant accounting policies of the Company:

Securities Valuation and Transactions. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Securities transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

The Fund’s income, expenses (other than distribution fees) and realized and unrealized gains and losses are allocated proportionally each day among the share classes based upon the relative net assets of each class.

Derivatives The Fund is subject to equity price risk, interest rate risk, credit risk, and foreign currency exchange risk in the normal course of pursuing its investment objective. The Fund may enter into derivative transactions to gain market exposure for residual and accumulating cash positions and for managing the duration of fixed-income investments.

Futures Contracts A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. The Fund invested in futures for a variety of portfolio management purposes such as hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions, gaining market exposure for accumulating and residual cash positions, or when the transactions are economically appropriate to the reduction of risks inherent in the management of the Fund. Buying futures tends to increase a Fund’s exposure to the underlying instrument while selling futures tends to decrease a Fund’s exposure to the underlying instrument or to hedge other Fund investments. The Fund will not enter into a transaction involving futures for speculative purposes . With futures contracts, there is minimal counterparty credit risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all traded futures, guarantees the futures against default. The Fund’s risks in using these contracts include changes in the value of the underlying instruments, non- performance of the counterparties under the contracts’ terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent

14

Notes to Financial Statements	December 31, 2011

payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain or loss upon the expiration or closing of a futures contract.

Investment Income Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions which are recorded as soon after ex-dividend rate as such information becomes available. Interest income is recorded on the accrual basis.

Expenses Fund specific expenses are allocated to the Fund that incurs such expenses. Such expenses may include custodial fees, legal and accounting fees, printing costs and registration fees. Expenses that are not fund specific are allocated pro rata across the Funds. Certain class specific expenses (such as distribution fees) are allocated to the class that incurs such expense. Expenses of the Fund are generally paid directly by the Fund however, expenses may be paid by GEAM and reimbursed by the Fund.

Federal Income Taxes The Fund intends to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of its taxable net investment income and net realized capital gains to its shareholders. Therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes.

3.	Securities Valuation

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a framework for measuring fair value and providing related disclosures. Broadly, the framework requires fair value to be determined based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants at the measurement date. In the absence of active markets for the identical assets or liabilities, such measurements involve developing assumptions based on market observable data and, in the absence of such data, internal information that is consistent with what market participants would use in a hypothetical transaction that occurs at the measurement date. It also establishes a three-level valuation hierarchy based upon observable and non-observable inputs.

Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. Preference is given to observable inputs. These two types of inputs create the following fair value hierarchy:

Level 1 — Quoted prices for identical investments in active markets.

Level 2 — Quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

Level 3 — Significant inputs to the valuation model are unobservable.

Policies and procedures are maintained to value investments using the best and most relevant data available. In addition, pricing vendors are utilized to assist in valuing investments. GEAM performs periodic reviews of the methodologies used by independent pricing services including price validation of individual securities.

Fair Value Measurement The following section describes the valuation methodologies the Fund uses to measure different financial investments at fair value.

The Fund’s portfolio securities are valued generally on the basis of market quotations. Equity securities generally are valued at the last reported sale price on the primary market in which they are traded. Portfolio securities listed on NASDAQ are valued using the NASDAQ Official Closing Price, Level 1 securities primarily include publicly-traded equity securities. If no sales occurred on the exchange or NASDAQ that day, the portfolio security generally is valued using the last reported bid price. In those circumstances the Fund classifies the investment securities in Level 2.

Short-term investments of sufficient credit quality with remaining maturities of sixty days or less at the time of purchase are typically valued on the basis of amortized cost which approximates fair value and these are included in Level 2.

If it is determined that amortized cost does not approximate fair value, securities may be valued based on dealer supplied valuations or quotations. In these infrequent

15

Notes to Financial Statements	December 31, 2011

circumstances, pricing services may provide the Fund with valuations that are based on significant unobservable inputs, and in those circumstances the investment securities are classified in Level 3.

The Fund uses the net asset value per unit for collective funds (i.e., GEI Investment Fund). The Fund classifies the investment security in Level 2.

If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Fund’s Board of Directors that are designed to establish its “fair” value. These securities are typically classified in Level 3. Those procedures require that the fair value of a security be established by a valuation committee of GEAM. The valuation committee follows different protocols for different types of investments and circumstances. The fair value procedures may be used to value any investment of the Fund in the appropriate circumstances.

Fair value determinations generally are used for securities whose value is affected by a significant event that will materially affect the value of a security and which occurs subsequent to the time of the close of the principal market on which such security trades but prior to the calculation of the Fund’s NAV.

The value established for such a portfolio security may be different than what would be produced through the use of market quotations or another methodology. Portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio security for the value established for it at any time and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Other financial investments are derivative instruments that are not reflected in total investments, such as futures, forwards, swaps, and written options contracts, which are valued based on fair value as discussed above.

The Fund uses closing prices for derivatives included in Level 1, which are traded either on exchanges or liquid over-the counter markets. Derivative assets and liabilities included in Level 2 primarily represent interest rate swaps, cross-currency swaps and foreign currency and commodity forward and option contracts. Derivative assets and liabilities included in Level 3 primarily represent interest rate products that contain embedded optionality or prepayment features.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table presents the Fund’s investments measured at fair value on a recurring basis at December 31, 2011:

Investments	Level 1	Level 2	Level 3	Total
Investments in Securities†
Common Stock	$70,633,982	$—	$—	$70,633,982
Other Investments	—	17,925	—	17,925
Short-Term Investments	618,975	—	—	618,975

Total Investments in Securities	$71,252,957	$17,925	$—	$71,270,882

Other Financial Instruments*
Futures Contracts — Unrealized Depreciation	$(9,277)	$—	$—	$(9,277)

† See Schedule of Investments for Industry Classification

* Other financial instruments include derivative instruments such as futures contracts. Amounts shown represent unrealized appreciation (depreciation), at period end.

There were no significant transfers between the fair value levels. Transfers between fair value levels are considered to occur at the beginning of the period.

16

Notes to Financial Statements	December 31, 2011

4.	Derivatives Transactions

Shown below are the derivative contracts entered into by the Fund, summarized by primary risk exposure as they appear on the Statement of Assets and Liabilities, all of which are not accounted for as hedging instruments under FASB Accounting Standards Codification (“ASC”) No. 815 Derivatives and Hedging as of December 31, 2011.

	Asset Derivatives December 31, 2011		Liability Derivatives December 31, 2011
Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statement of Assets and Liabilities	Fair Value ($)	Location in the Statements of Assets and Liabilities	Fair Value ($)
Equity Contracts	Assets, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	—	Liabilities, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	(9,277)

* Includes cumulative unrealized appreciation/(depreciation) of futures contracts as reported in the Schedule of Investments and within the components of the net assets section of the Statement of Assets and Liabilities. Only the current day’s variation margin is reported within the Assets and/or Liabilities section on the Statement of Assets and Liabilities.

Shown below are the effects of derivative instruments on the Fund’s Statement of Operations, summarized by primary risk exposure all of which are not accounted for as hedging instruments under ASC 815.

Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statement of Operations	Total Notional Amount of Futures Contracts Purchased/(Sold) ($)	Realized Gain or (Loss) on Derivatives Recognized in Income ($)	Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income ($)
Equity Contracts	Realized gain/(loss) on Futures, Increase/(decrease) in unrealized appreciation/ (depreciation) on Futures	23,594,746/(23,713,501)	(115,266)	(12,369)
5.	Line of Credit

The Company shares a revolving credit facility of up to $150 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company (“State Street”). The revolving credit facility requires the payment of a commitment fee equal to 0.100% (prior to November 2, 2011, the rate was 0.125%) per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. In addition, the Company has a $100 million uncommitted, unsecured line of credit with State Street. Generally, borrowings under the credit facilities would accrue interest at the Federal Funds Rate plus 50 basis points and would be borne by the borrowing Fund. The maximum amount allowed to be borrowed by any one Fund is the lesser of (i) 10% of its total assets or (ii) 20% of its net assets. The credit facilities were not utilized by the Fund during the fiscal year ended December 31, 2011.

6.	Compensation and Fees Paid to Affiliates

GEAM, a registered investment adviser, was retained by the Company’s Board of Directors effective May 1, 1997 to act as investment adviser and administrator of the Fund.

17

GEAM’s compensation for investment advisory and administrative services is paid monthly based on the average daily net assets of the Fund at an annualized rate of 0.65%.

GEAM has a contractual agreement with the Fund to waive a portion of the Fund’s management fee in the amount equal to the management fee earned by GEAM with respect to the Fund’s investment in the GE Institutional Money Market Fund.

Distribution and Service (12b-1) Fees The Company has adopted a Distribution and Service (12b-1) Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to Class 4 shares of the Fund. Under the Plan, the Fund may compensate GE Investment Distributors, Inc. (“GEID”), a wholly-owned subsidiary of GEAM and the Fund’s principal distributor, for certain sales services provided by GEID or other broker dealers and investor services provided by GEID or other service providers relating to the Fund’s Class 4 shares, including services to owners or prospective owners of variable contracts issued by insurance companies that offer such share class as an investment option. The amount of compensation paid under the Plan by the Fund’s Class 4 shares may not exceed 0.45% of the average daily net assets of the Fund attributable to such share class. The Plan

Notes to Financial Statements	December 31, 2011

continues in effect from year to year for so long as such continuance is approved annually by the Board of Directors, including by those directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to it.

Directors’ Compensation The Fund pays no compensation to its directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to non-interested Directors are reflected on the Statement of Operations. These fees are allocated pro rata across all of the mutual fund platforms served by the Directors, including the Fund, and are based upon the relative net assets of each fund within such platforms.

7.	Investment Transactions

Purchases and Sales of Securities The cost of purchases and the proceeds from sales of investments, other than short-term securities, for the year ended December 31, 2011 were as follows:

Non U.S. Government Securities
Purchases	Sales
$21,660,700	$40,615,198

8.	Income Taxes

The Fund is subject to ASC 740, Income Taxes. ASC 740 provides guidance for financial accounting and reporting for the effects of income taxes that result from an entity’s activities during the year. ASC 740 also provides guidance regarding how certain tax positions should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more likely than not” of being sustained by the applicable tax authority. There are no adjustments to the Fund’s net assets required under ASC 740. The Fund’s 2008, 2009, 2010 and 2011 fiscal years tax returns are still open to examination by the Federal and applicable state tax authorities.

At December 31, 2011, information on the tax components of capital is as follows:

	Gross Unrealized Tax		Net Tax Appreciation/(Depreciation)		Undistributed
Cost of Investments for Tax Purposes	Appreciation	Depreciation	Investments	Derivatives/ Currency	Income	Accumulated Capital Loss	Late-Year Losses
$63,612,651	$15,993,746	$(8,335,515)	$7,658,231	$0	$20,801	$0	$(635,157)

Capital loss carryovers are available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income. As of December 31, 2011, the Fund did not have any capital loss carryovers.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-

enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

During the year ended December 31, 2011, the Fund utilized $5,212,895 of prior year capital loss carryovers.

Any qualified late-year loss is deemed to arise on the first day of the Fund’s next tax year (if the Fund elects to defer such loss). Under this regime, generally, the Fund can elect to defer any post-October capital loss and/or any late-year ordinary loss as defined by the Internal Revenue Code.

The Fund elected to defer qualified late-year losses for the year ended December 31, 2011 as follows:

Capital	Ordinary
$635,157	$—

18

Notes to Financial Statements	December 31, 2011

The tax composition of distributions paid during the years ended December 31, 2011 and December 31, 2010 were as follows:

	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total
2011	$93,615	$3,965,080	$1,471,919	$5,530,614
2010	316,553	—	—	316,553

Distributions to Shareholders The Fund declares and pays any dividends from net investment income annually. The Fund declares and pays any net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) futures, distributions from Real Estate Investment Trusts (REITS) and other equity investments, investments organized as partnerships for tax purposes, and losses deferred due to wash sale transactions. Reclassifications due to permanent book/tax differences are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the net asset value of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

The reclassifications for the year ended December 31, 2011 were as follows:

Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Capital Paid In
$(4,836)	$1,476,755	$(1,471,919)

9.	Recent Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011-04, Fair Value Measurement: Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. ASU 2011-04 amended wording resulting in common fair value measurement and disclosure requirements in U.S. GAAP and International Financial Reporting Standards (IFRS). In particular, the amendments clarify how to apply existing fair value measurement and disclosure requirements as well as expand disclosure about valuation techniques and unobservable inputs used in Level 3 fair value measurements. In addition, the amendments require a narrative description of Level 3 measurements’ sensitivity to changes in unobservable inputs if such changes significantly alter the fair value measurement. The amendments are applied prospectively and are effective for an annual period beginning after December 15, 2011.

Management of the Fund does not believe the adoption of ASU 2011-04 will materially impact the financial statement amounts, however, additional disclosures will be required about valuation techniques and inputs.

19

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors

GE Investments Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Mid-Cap Equity Fund, a series of GE Investments Funds, Inc., as of December 31, 2011, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Mid-Cap Equity Fund as of December 31, 2011, the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 27, 2012

20

Tax Information

For the year ended December 31, 2011, the Fund hereby designates as capital gain dividends the amounts set forth, or the amount ultimately treated as capital gain net income.

Fund	Gross Amount
GE Investments Funds, Inc. — Mid-Cap Equity Fund	$3,965,080

The amounts presented herein may differ from amounts presented elsewhere in the financial statements due to differences between tax and financial accounting principles. Please consult a tax advisor if you have any questions about Federal or State income tax laws or on how to prepare your tax returns. If you have specific questions about your Fund account, please consult your investment representative or call 1-800-242-0134.

21

Advisory and Administrative Agreement Renewal	(unaudited)

The Board of Directors of the GE Investments Funds, Inc. (the “Board”), including the independent Board members, considered and unanimously approved the continuance of the Fund’s Investment Advisory and Administration Agreement with GE Asset Management Incorporated (“GEAM”) at meetings held on December 6 and December 9, 2011.

In considering whether to approve the Fund’s investment advisory agreement, the Board members considered and discussed a substantial amount of information and analysis provided, at the Board’s request, by GEAM. The Board members also considered detailed information regarding performance and expenses of other investment companies, including those with similar investment strategies and sizes, which was prepared by independent third party provider Morningstar, Inc. (“Morningstar”). GEAM does not manage any other mutual funds or investment products other than mutual funds that employ the same investment strategy as the Fund. The Board had the opportunity to ask questions and request additional information in connection with its considerations.

Before approving the Fund’s investment advisory agreement, the Board members reviewed the information provided with management of GEAM and with independent legal counsel. The Board members also reviewed a memorandum prepared by independent legal counsel discussing the legal standards for the consideration of the proposed continuance. The independent Board members discussed the proposed continuance in detail during a private session with their independent legal counsel at which no representatives of GEAM were present. The independent Board members and their independent legal counsel requested, and received and considered, additional information from GEAM following these sessions.

In advance of the meetings, and in response to their request, the Board members received from GEAM written responses to their inquiries, which included substantial exhibits and other materials related to GEAM’s business and the services it provides to the Fund. The Board members took into account their multi-year experience as Board members and particularly their consideration of these types of agreements in recent years. The information was presented in a manner to facilitate comparison to prior periods and to reflect certain enhancements. To focus their review, the Board members asked GEAM management, in its oral presentation, to highlight material differences from the information presented in recent years.

During the meetings, the Board members had an opportunity to discuss this information with GEAM managers, including senior executives, representatives from the legal, compliance and finance departments, and investment personnel. The Board members posed questions to these representatives and engaged in substantive discussions with them concerning GEAM’s investment process.

In reaching their determination relating to continuance of the Fund’s investment advisory agreement, the Board members considered all factors that they deemed relevant, including the factors discussed below. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Board member may have attributed different weights to the various factors. In particular, the Board members focused on the following:

The Nature, Extent And Quality Of Services Provided.

The Board members reviewed the services provided by GEAM, taking into account their extensive past experiences with GEAM. They focused on the favorable attributes of GEAM, including (i) an investment philosophy oriented toward long-term performance; (ii) effective processes used for selecting investments and brokers; (iii) effective processes used for providing Fund administration, including controllership and compliance functions and oversight of the performance of other companies that provide services to the Fund; (iv) highly skilled professionals including analysts, research professionals, traders and portfolio managers with a depth of experience relevant to the Fund; (v) access to significant technological resources from which the Fund may benefit; and (vi) a favorable history and reputation. The Board members noted that the Fund represents only a small portion of the assets managed by GEAM, but benefits from a full array of services and resources provided by GEAM.

In light of these discussions, the Board, including the independent Board members, concluded that GEAM’s services continue to be satisfactory.

Investment Performance Of The Fund.

The Board members considered the investment performance of the Fund for various periods. The Board members reviewed detailed comparisons of the performance of the Fund with the relevant securities index and peer groupings of mutual funds prepared by Morningstar with respect to

22

Advisory and Administrative Agreement Renewal	(unaudited)

various periods. The Board members also engaged in detailed discussions with GEAM management about its investment process and performance results. These discussions focused on the Fund’s investment objective, the number and experience of portfolio management and supporting research personnel, the investment style and approach employed, the likely market cycles for the investment style and the recent relative underperformance.

The Board, including the independent Board members, concluded that the Fund’s performance was acceptable overall taking into consideration the factors discussed above.

Cost Of The Services Provided And Profits Realized From The Relationship With The Fund.

The Board members considered the fees paid to GEAM by the Fund and the cost of the services provided to the Fund by GEAM. The Board members reviewed the information they had requested from GEAM concerning its profitability. The Board members considered the profit margin information for GEAM’s investment company business as a whole, as well as GEAM’s profitability data for the Fund. The Board members reviewed GEAM’s assumptions and the methods of cost allocation used by GEAM in preparing Fund-specific profitability data. The Board members also discussed with GEAM the basis for its belief that the methods of allocation used were reasonable for each area of its business.

Information was presented regarding the financial condition of GEAM for various past periods. The Board members determined that GEAM should be entitled to earn a reasonable level of profits for the services it provides to the Fund. The Board members also recognized that GEAM had made significant investments in its business in the past, and that GEAM continues to make substantial investments in fulfilling its obligations to the Fund and supporting its Fund-related activities.

Based on their review, the Board, including the independent Board members, concluded that they were satisfied that the level of profitability achieved by GEAM from its relationship with the Fund was not unreasonable or excessive.

The Extent To Which Economies Of Scale Would Be Realized As The Fund Grows And Whether Fee Levels Would Reflect Such Economies Of Scale.

Although the Board noted that the Fund experienced a slight decrease in assets over the past year, the Board members considered the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale for the benefit of Fund investors.

The Board members considered the substantial infrastructure investments that GEAM has made with respect to its operations and its commitment to continue investing resources to enhance services to Fund shareholders. The Board members recognized the benefits to the Fund of GEAM’s past investment in its operations through the expenditure of sums to support its substantial infrastructure, and that, with respect to all GEAM managed mutual funds, GEAM has not yet fully recouped that investment. The Board members also recognized the benefits to the Fund of being able to leverage a favorable cost structure achieved with respect to the Fund’s other operating expenses as a result of GEAM’s large overall base of assets under management and its vendor management practices.

Comparison Of Services To Be Rendered And Fees To Be Paid.

The Board members discussed the services provided to the Fund by GEAM, and the fees charged for those services. The Board members reviewed information concerning the fee and expense ratios for the Fund, and comparative information with respect to peer groupings of mutual funds prepared by Morningstar. They discussed that the Fund’s figures were within the applicable peer group ranges. In light of the foregoing, the Board, including the independent Board members, determined that the advisory fees were reasonable in relation to the services provided to the Fund.

Fall-Out Benefits.

The Board members considered other actual and potential financial benefits that GEAM may derive from its relationship with the Fund, including, to the extent applicable, soft dollar commission benefits generated through Fund portfolio transactions. The Board members

23

Advisory and Administrative Agreement Renewal	(unaudited)

noted, however, that the Fund benefits from the vast array of resources available through GEAM, and that the Fund represents only a small portion of the assets managed by GEAM.

Conclusion.

No single factor was determinative to the Board’s decision. Based on their discussion and such other matters as were deemed relevant, the Board, including the independent Board members, concluded that renewal of the investment advisory agreement was in the best interests of the Fund and its shareholders.

24

Additional Information	(unaudited)

Information about Directors and Executive Officers:

The business and affairs of the Funds are managed under the direction of the Funds’ Board of Directors. Information pertaining to the Directors and officers of the Funds is set forth below.

Interested Directors and Executive Officers

Michael J. Cosgrove

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    62

Position(s) Held with Fund    Chairman of the Board and President

Term of Office and Length of Time Served    Until successor is elected and qualified – 15 years

Principal Occupation(s) During Past 5 years    President of Mutual Funds and Global Investment Programs of GEAM since November 2011; President and Chief Executive Officer – Mutual Funds and Intermediary Business of GEAM from March 2007 to November 2011; Executive Vice President of GEAM from February 1997 to March 2007; and Executive Vice President-Mutual Funds of GEAM from March 1993 to March 2007.

Number of Portfolios in Fund Complex Overseen by Director    28

Other Directorships Held by Director    Chairman of the Board and President of GE Institutional Funds since 1997; Trustee of Elfun Funds, GE Savings & Security Funds, General Relief and Loan Fund and General Electric Pension Trust since 1988; Director of GEAM since 1988; Trustee of Fordham University from 2002 to June 30, 2010 and since July 2011; Director of Skin Cancer Foundation since August 2010; Board of Governors for the Investment Company Institute; Director, GE Asset Management (Ireland) Limited, since February 1999, GE Asset Management Funds Plc since 1998, GE Asset Management Canada Company since 1998, GE Asset Management Limited since 1998 and GEAM since 1988; Chairman of the Board and President of GE Funds from 1993 to February 2011; and Trustee, GE Volunteers from 1993 to June 2010.

Matthew J. Simpson

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    50

Position(s) Held with Fund    Director and Executive Vice President

Term of Office and Length of Time Served    Until successor is elected and qualified – 4 years

Principal Occupation(s) During Past 5 years    Executive Vice President, General Counsel and Secretary of GEAM since July 2007; Secretary of Elfun Funds and GE Savings & Security Funds since July 2007; Senior Vice President and General Counsel – Marketing and Client Services (formerly Asset Management Services) at GEAM and Senior Vice President and General Counsel of GE Asset Management Services from February 1997 to July 2007; Vice President and Associate General Counsel of GEAM from October 1992 to February 1997; Secretary of GE Institutional Funds and GE Investments Funds, Inc. from 1997 to July 2007 and Vice President from September 2003 to July 2007; Assistant Secretary of Elfun Funds and GE Savings & Security Funds from 1998 to July 2007 and Vice President from October 2003 to July 2007; and Secretary of GE Funds from 1993 to July 2007 and Vice President from September 2003 to July 2007.

Number of Portfolios in Fund Complex Overseen by Director    28

Other Directorships Held by Director    Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since July 2007; Trustee of GE Institutional Funds since July 2007; Director of GEAM since July 2007; and Trustee of GE Funds from July 2007 to February 2011.

25

Additional Information	(unaudited)

Joon Won Choe

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    42

Position(s) Held with Fund    Vice President & Secretary

Term of Office and Length of Time Served    Until successor is elected and qualified – Vice President and Secretary – 1 year

Principal Occupation(s) During Past 5 years    Senior Vice President and Deputy General Counsel at GEAM since March 2011; Vice President and Secretary of GE Institutional Funds since September 2010; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since September 2010; Senior Vice President and Associate General Counsel at GEAM from June 2010 to March 2011; and Vice President and Associate General Counsel at GEAM from November 2005 to June 2010.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Robert Herlihy

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    44

Position(s) Held with Fund    Chief Compliance Officer

Term of Office and Length of Time Served    Until successor is elected and qualified — 6 years

Principal Occupation(s) During Past 5 years    Chief Compliance Officer of GEAM, GE Institutional Funds, Elfun Funds, and GE Savings & Security Funds since July 2005; Chief Compliance Officer of GE Funds from July 2005 to February 2011; and Manager of Fund Administration at GEAM from 2002 – 2005.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Arthur A. Jensen

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    45

Position(s) Held with Fund    Treasurer

Term of Office and Length of Time Served    Until successor is elected and qualified – less than 1 year

Principal Occupation(s) During Past 5 Years    Treasurer of GE Institutional Funds, Elfun Funds and GE Savings & Security Funds since June 2011; Mutual Funds Controller of GEAM since April 2011; Senior Vice President at Citigroup from 2008 to 2010 and Vice President at JPMorgan from 2005 to 2008.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

26

Additional Information	(unaudited)

Jeanne M. LaPorta

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    46

Position(s) Held with Fund    Vice President

Term of Office and Length of Time Served     Until successor is elected and qualified – 8 years

Principal Occupation(s) During Past 5 Years    Senior Vice President and Commercial Administrative Officer of GEAM since April 2010; Vice President of GE Institutional Funds since July 2003; Vice President of Elfun Funds and GE Savings & Security Funds since October 2003; Vice President and Secretary of GE Funds from July 2007 to February 2011; Senior Vice President and Deputy General Counsel of GEAM from October 2007 to April 2010; Vice President and Assistant Secretary of GE Funds from September 2003 to July 2007 and Assistant Secretary of Elfun Funds and GE Savings & Security Funds from July 2003 to June 2010; and Vice President and Associate General Counsel – Marketing and Client Services (formerly Asset Management Services) at GEAM from May 1997 to October 2007.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Non-Interested Directors

John R. Costantino

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    65

Position(s) Held with Fund    Director

Term of Office and Length of Time Served    Until successor is elected and qualified – 15 years

Principal Occupation(s) During Past 5 years    General Partner, NGN Capital LLC since 2006; Managing Director, Vice President of Walden Capital Management since 1996.

Number of Portfolios in Fund Complex Overseen by Director    20

Other Directorships Held by Director    Trustee of GE Institutional Funds since 1997; Trustee of Fordham University from 1989 to 1995 and from 2001 to 2007 and Trustee Emeritus since 2007; Trustee of Neuroscience Research Institute since 1986; Trustee of GE Funds from 1993 to February 2011; Trustee of Gregorian University Foundation from 1992-2007; and Director of Artes Medical from 2006-2008.

27

Additional Information	(unaudited)

R. Sheldon Johnson

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    65

Positions(s) Held with Fund    Director

Term of office and Length of Time served    Unit Successor is elected and qualified – less than 1 year.

Principal Occupation(s) During Past 5 years    Head of Global Institutional Equity Sales and Marketing at Morgan Stanley & Co., Inc. from 2002 to 2006 and Managing Director at Morgan Stanley & Co., Inc. from 1988 to 2006.

Number of Portfolios in Fund Complex Overseen by Director    20

Other Directorships Held by Director    Trustee of GE Institutional Funds since April 2011 and Trustee of St. Lawrence University since 2003.

Donna M. Rapaccioli

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    49

Position(s) Held with Fund    Director

Term of Office and Length of Time Served    Until successor is elected and qualified – Less than 1 year

Principal Occupation(s) During Past 5 Years    Dean of the Gabelli School of Business since 2007 and Accounting professor since 1987 at Fordham University.

Number of Portfolios in Fund Complex Overseen by Officer    20

Other Directorships Held by Director    Trustee of GE Institutional Funds since January 2012 and Trustee of Emmanuel College since 2010.

The Statement of Additional Information for the Funds includes additional information about the Directors and Officers and is available, without charge, upon request by calling 1-800-242-0134.

28

Investment Team	(unaudited)

Investment Adviser and Administrator

GE Asset Management Incorporated

Board of Directors

Michael J. Cosgrove, Chairman

John R. Costantino

R. Sheldon Johnson*

Donna M. Rapaccioli**

Matthew J. Simpson

Secretary

Joon Won Choe

Assistant Secretary

Michelle Matzelle

Treasurer

Arthur A. Jensen (effective June 6, 2011)

Assistant Treasurer

Casey Yantosca

Distributor

GE Investment Distributors, Inc.

Member FINRA and SIPC

Custodian

State Street Bank & Trust Company

Officers of the Investment Adviser

Dmitri Stockton, President and Chief Executive Officer (since May 2011)†

Cheryl H. Beacock, Senior Vice President, Human Resources

George A. Bicher, Chief Risk Officer

Paul M. Colonna, President and Chief Investment Officer – Fixed Income

Michael J. Cosgrove, President of Mutual Funds and Global Investment Programs

Gregory B. Hartch, Senior Vice President – Strategy and Business Development Leader

Ralph R. Layman, President and Chief Investment Officer – Public Equities

Maureen B. Mitchell, President of Global Sales and Marketing

Steven M. Rullo, Senior Vice President – Services and Technology

Matthew J. Simpson, Executive Vice President, General Counsel and Secretary

Donald W. Torey, President and Chief Investment Officer – Alternative Investments

David Wiederecht, President and Chief Investment Officer – Investment Strategies

Tracie A. Winbigler, Executive Vice President, Chief Financial Officer (since January 2011)

*	Mr. Johnson was elected as a Director of the Funds effective April 1, 2011.
**	Ms. Rapaccioli was elected as a Director of the Funds effective January 1, 2012.
†	Effective May 1, 2011, Mr. Stockton replaced James W. Ireland as President and Chief Executive Officer.

At GE Asset Management, we’re dedicated to providing the investment options you’ll need to tailor your financial portfolio to every stage of your life. Each member of the GE Family of Funds is managed according to the same principles of integrity and quality that have guided GE over the past century, and have made it the world-class company that it is today. Each fund draws strength from a heritage of investment management experience that spans more than 80 years. Whether you’re creating a new investment portfolio or adding to an established one, the GE Family of Funds offers an array of professionally managed investment options that will help you meet a lifetime of financial needs.

29

Investment Adviser

GE Asset Management Incorporated

1600 Summer Street

Stamford, CT 06905

or at:

PO Box 7900

Stamford, CT 06904-7900

Distributor

GE Investment Distributors, Inc.

member FINRA and SIPC

1600 Summer Street

Stamford, CT 06905

or at:

PO Box 7900

Stamford, CT 06904-7900

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-493-3042; (ii) on the Fund’s website at http://www.geam.com; and (iii) on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC—information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at http://www.geam.com; and (ii) on the Commission’s website at http://www.sec.gov.

GE Investments Funds, Inc.

Small-Cap Equity Fund

Annual Report

December 31, 2011

GE Investments Funds, Inc.

Small-Cap Equity Fund	Contents

This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract’s current prospectus and the current summary prospectus of the Fund available for investments thereunder.

Notes to Performance	December 31, 2011 (unaudited)

The information provided on the performance pages relates to the GE Investments Small-Cap Equity Fund (the “Fund”).

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Total returns shown are net of Fund expenses but do not reflect fees and charges associated with the variable contracts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the Fund’s total returns for all periods shown.

The performance data quoted represents past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Periods less than one year are not annualized. Please call 800-493-3042 or visit the Fund’s website at http://www.geam.com for the most recent month-end performance data.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in the Fund is subject to risk, including possible loss of principal invested.

The Russell 2000® Index is an unmanaged market capitalization-weighted index consisting of 2,000 of the smallest U.S.-domiciled publicly traded common stocks that are included in the Russell 3000® Index. The Russell 3000® Index is comprised of the 3,000 largest U.S. domiciled companies. The results shown for the foregoing index assume the reinvestment of net dividends or interest and do not reflect fees, expenses or taxes. They do not reflect the actual cost of investing in the instruments that comprise the index.

Russell Investment Group owns the Russell Index data, including all applicable trademarks and copyrights, used by GE Asset Management Incorporated in these materials. Any unauthorized use or redistribution of such Russell Index data is strictly prohibited. Russell Investment Group is not responsible for the configuration of this material or for any inaccuracy in GE Asset Management Incorporated’s presentation thereof.

The peer universe of the underlying annuity funds used for the peer group average annual total return calculation is based on a blend of Morningstar peer categories, as shown. Morningstar is an independent mutual fund rating service. A Fund’s performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to that of the Fund.

©2012 Morningstar, Inc. All Rights Reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damage or losses relating from any use of this information. Past performance is no guarantee of future results.

GE Investment Distributors, Inc., Member of FINRA & SIPC, is the principal underwriter and distributor of the GE Investments Funds, Inc. and a wholly owned subsidiary of GE Asset Management Incorporated, the investment adviser of the Fund.

1

Small-Cap Equity Fund	(unaudited)

David Wiederecht

President and Chief

Investment Officer-

Investment Strategies

The Small-Cap Equity Fund utilizes a multiple sub-adviser Fund structure that utilizes several sub-advisers to manage the Fund’s assets. The Fund is managed by David Wiederecht, who is vested with oversight authority over the Fund’s sub-advisers that provide day-to-day management of the assets of the Fund allocated to them. David Wiederecht has full discretion in determining the assets that are allocated to each sub-adviser. The current sub-advisers of the Fund are as follows: Palisade Capital Management L.L.C.; Champlain Investment Partners, LLC; GlobeFlex Capital, LP; Kennedy Capital Management, Inc.; and SouthernSun Asset Management, LLC.

David Wiederecht is the President and Chief Investment Officer — Investment Strategies and a Director at GE Asset Management. He has served as a portfolio manager of the Small-Cap Equity Fund since September 2010. Mr. Wiederecht joined GE Asset Management in 1988 and has held various positions at GE Asset Management including Vice President — Alternative Investments/Private Equity/Hedge Fund from 1998 to 2004, Managing Director — Alternative Investments from 2004 to 2008, and President and Chief Investment Officer — Investment Strategies since 2008.

Q.	How did the GE Investments Small-Cap Equity Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended December 31, 2011?

A.

For the twelve-month period ended December 31, 2011, the GE Investments Small-Cap Equity Fund returned 3.13% for Class 1 shares and 2.66% for Class 4 shares. The Russell 2000® Index, the Fund’s benchmark, returned -4.18% and the Fund’s Morningstar peer group of 139 Small Blend Funds returned an average of -4.35% over the same period.

Q.	What market conditions affected the Fund’s performance?

A.	It was a volatile year driven by several macro events both in the U.S. and abroad. In the first half of the year the markets were affected by the upheaval of governments in the Middle East and North Africa, a massive earthquake in Japan that affected global supply chains and the bailout of Greece due to their debt crisis. The turmoil intensified in the second
half of the year as sovereign debt fears expanded beyond the periphery of Europe. Political wrangling in the U.S. over increasing the debt ceiling exacerbated market fears and contributed to volatility and shortly thereafter the S&P cut the U.S. AAA debt rating due to concerns about the ongoing budget deficit. Other market factors included the widening of bond yields of European sovereign debt that prompted the ECB to cut rates and purchase sovereign debt in the secondary market. High inflation in emerging markets was also a concern throughout most of the year, particularly in China as the government took several steps to stem rising prices in the real estate market.

Q.	What were the primary drivers of the Fund’s performance?

A.	Positive stock selection by all of the Fund’s sub-advisors drove the Fund’s strong relative performance against the benchmark and its peers. Security selection in nine out of ten sectors contributed to performance with the strongest performance derived from the IT and industrials sectors. The top performing stocks included Tractor Supply (farm store chain), LKQ (auto parts), Centene (managed healthcare) and Polaris Industries (leisure equipment). The healthcare sector was the only sector where there was negative security selection. Bio-Reference Lab (clinical labs), Medassets (healthcare technology) and Nuvasive (medical devices) were among the stocks that detracted the most from the Fund’s relative performance.

Q.	Were there any significant changes to the Fund during the period?

A.	There were no significant changes to the Fund in 2011. The sub-advisors were unchanged and the sector weightings of the portfolio also did not shift materially. The biggest change was that the Fund added to the industrials sector, which brought the Fund to an approximately 3% overweight in industrials, making it the largest sector overweight at the end of the year. The Fund’s largest underweight at the end of 2011 was in the financial sector as was the case at the end of 2010.

2

Small-Cap Equity Fund	(unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, distribution and services fees (for Class 4 shares), professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2011.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Additionally, the expenses shown do not reflect the fees or charges associated with variable contracts through which shares of the Fund are offered.

July 1, 2011 – December 31, 2011

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return**
Class 1	1,000.00	944.20	6.27
Class 4	1,000.00	942.20	8.47
Hypothetical 5% Return (2.5% for the period)
Class 1	1,000.00	1,018.75	6.51
Class 4	1,000.00	1,016.48	8.79

*	Expenses are equal to the Fund’s annualized expense ratio of 1.28% for Class 1 shares and 1.73% for Class 4 shares (for the period July 1, 2011—December 31, 2011), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
**	Actual Fund Return for the six-month period ended December 31, 2011 were as follows: -5.58% for Class 1 shares and -5.78% for 4 Class shares. Past performance does not guarantee future results.

3

Small-Cap Equity Fund	(unaudited)

Investment Profile

A mutual fund designed for investors who seek long-term growth of capital. The Fund seeks its objective by investing at least 80% of its net assets under normal circumstances in equity securities of small-cap companies, such as common and preferred stocks. The Fund uses a multi-sub-adviser investment strategy that combines growth, value and core investment management styles. This orientation will typically produce a portfolio that does not materially favor value or growth style investing, and allows the Fund the potential to benefit from both value and growth cycles in the marketplace.

Morningstar Performance Comparison

Based on average annual returns for periods ended 12/31/11

	One Year	Five Year	Ten Year
Number of funds in peer group	139	107	61
Peer group average annual total return	-4.35%	-0.16%	5.14%
Morningstar category in peer group: U.S. Insurance Small Blend Funds.

Sector Allocation

as a % of Fair Value of $46,969 (in thousands) on December 31, 2011(b)(c)

Top Ten Largest Holdings

as of December 31, 2011 as a % of Fair Value(b)(c)

Sensient Technologies Corp.	1.31%
Bio-Reference Labs Inc.	1.04%
LKQ Corp.	0.95%
Smithfield Foods Inc.	0.91%
Oil States International Inc.	0.89%
Old Dominion Freight Line Inc.	0.89%
Genesee & Wyoming Inc.	0.88%
MICROS Systems Inc.	0.84%
Darling International Inc.	0.82%
Centene Corp.	0.81%

Change in Value of a $10,000 Investment(a)

Class 1 Shares

Average Annual Total Return

for the Periods Ended December 31, 2011

Class 1 Shares (Inception date: 4/28/00)

	One Year	Five Year	Ten Year	Ending value of a $10,000 investment(a)
Small-Cap Equity Fund	3.13%	1.91%	5.32%	$16,793
Russell 2000 Index	-4.18%	0.14%	5.62%	$17,283

Change in Value of a $10,000 Investment(a)

Class 4 Shares

Average Annual Total Returns

for the Periods Ended December 31, 2011

Class 4 Shares (Inception date: 5/1/08)

	One Year	Three Year	Since Inception	Ending value of a $10,000 investment(a)
Small-Cap Equity Fund	2.66%	19.31%	1.77%	$10,665
Russell 2000 Index	-4.18%	15.64%	2.38%	$10,902

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.
(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.
(c)	Fair value basis is inclusive of short term investment in GE Institutional Money Market Fund Investment Class.
*	Less than 0.01%.

See Notes to Performance on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. The performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions on the redemption of Fund shares and does not reflect the fees or charges that would be associated with variable contracts through which shares of the Fund are offered.

4

Small-Cap Equity Fund

Schedule of Investments	December 31, 2011

Small-Cap Equity Fund

	Number of Shares	Fair Value
Common Stock—95.5% †

Advertising — 0.8%

Arbitron Inc.	10,200	$350,982

Aerospace & Defense — 1.2%

Esterline Technologies Corp.	3,646	204,067	(a)
Hexcel Corp.	800	19,368	(a)
Moog Inc.	1,149	50,476	(a)
Teledyne Technologies Inc.	3,900	213,915	(a)
Triumph Group Inc.	903	52,780
		540,606

Agricultural Products — 0.9%

Darling International Inc.	29,025	385,742	(a)
Fresh Del Monte Produce Inc.	1,579	39,491
		425,233

Air Freight & Logistics — 0.4%

HUB Group Inc.	3,500	113,505	(a)
UTi Worldwide Inc.	5,800	77,082
		190,587

Airlines — 0.0%*

Alaska Air Group Inc.	300	22,527	(a)

Alternative Carriers — 0.1%

Lumos Networks Corp.	650	9,971
Vonage Holdings Corp.	5,800	14,210	(a)
		24,181

Apparel Retail — 1.2%

Aeropostale Inc.	10,519	160,415	(a)
American Eagle Outfitters Inc.	5,600	85,624
ANN Inc.	700	17,346	(a)
Brown Shoe Company Inc.	1,438	12,798
DSW Inc.	400	17,684
Express Inc.	700	13,958	(a)
Genesco Inc.	445	27,474	(a)
The Buckle Inc.	5,100	208,437
		543,736

Apparel, Accessories & Luxury Goods — 1.0%

Columbia Sportswear Co.	6,658	309,930
Maidenform Brands Inc.	8,000	146,400	(a)
True Religion Apparel Inc.	600	20,748	(a)
		477,078

Application Software — 5.2%

ACI Worldwide Inc.	6,550	187,592	(a)
Actuate Corp.	3,200	18,752	(a)

	Number of Shares	Fair Value

Blackbaud Inc.	10,300	$285,310
Bottomline Technologies Inc.	7,700	178,409	(a)
Compuware Corp.	2,200	18,304	(a)
Concur Technologies Inc.	5,500	279,345	(a)
Ebix Inc.	4,700	103,870
Fair Isaac Corp.	500	17,920
Manhattan Associates Inc.	600	24,288	(a)
Mentor Graphics Corp.	1,500	20,340	(a)
Monotype Imaging Holdings Inc.	1,700	26,503	(a)
NICE Systems Ltd. ADR	4,400	151,580	(a)
Parametric Technology Corp.	15,200	277,552	(a)
QLIK Technologies Inc.	7,600	183,920	(a)
Quest Software Inc.	3,859	71,777	(a)
SolarWinds Inc.	6,200	173,290	(a)
SS&C Technologies Holdings Inc.	13,190	238,211	(a)
Tyler Technologies Inc.	700	21,077	(a)
Ultimate Software Group Inc.	2,200	143,264	(a)
		2,421,304

Asset Management & Custody Banks — 1.2%

Affiliated Managers Group Inc.	3,275	314,236	(a)
Federated Investors Inc.	1,200	18,180
Financial Engines Inc.	4,800	107,184	(a)
Pzena Investment Management Inc.	2,800	12,124
Waddell & Reed Financial Inc.	4,100	101,557
		553,281

Auto Parts & Equipment — 0.3%

Accuride Corp.	572	4,073
Dana Holding Corp.	4,764	57,883	(a)
Federal-Mogul Corp.	800	11,800	(a)
Modine Manufacturing Co.	3,742	35,399	(a)
Stoneridge Inc.	3,523	29,699	(a)
Tenneco Inc.	400	11,912	(a)
		150,766

Automobile Manufacturers — 0.5%

Thor Industries Inc.	9,150	250,985

Automotive Retail — 0.1%

America’s Car-Mart Inc.	818	32,049	(a)

Biotechnology — 1.0%

Amylin Pharmaceuticals Inc.	1,600	18,208	(a)
Cepheid Inc.	400	13,764	(a)
Cubist Pharmaceuticals Inc.	2,700	106,974	(a)
Genomic Health Inc.	4,100	104,099	(a)
Myriad Genetics Inc.	6,200	129,828	(a)
PDL BioPharma Inc.	2,220	13,764
Progenics Pharmaceuticals Inc.	2,700	23,058	(a)
Sciclone Pharmaceuticals Inc.	4,800	20,592	(a)
Spectrum Pharmaceuticals Inc.	1,300	19,019	(a)
		449,306

Building Products — 0.3%

AAON Inc.	1,515	31,042
Apogee Enterprises Inc.	2,364	28,983

See Notes to Schedule of Investments and Notes to Financial Statements.

5

Small-Cap Equity Fund

Schedule of Investments	December 31, 2011

	Number of Shares	Fair Value

Simpson Manufacturing Company Inc.	600	$20,196
Universal Forest Products Inc.	1,905	58,807
		139,028

Casinos & Gaming — 0.1%

Ameristar Casinos Inc.	1,000	17,290
Wms Industries Inc.	1,889	38,762	(a)
		56,052

Catalog Retail — 0.0%*

HSN Inc.	500	18,130

Coal & Consumable Fuels — 0.3%

Cloud Peak Energy Inc.	1,100	21,252	(a)
James River Coal Co.	20,275	140,303	(a)
		161,555

Commercial Printing — 0.1%

Consolidated Graphics Inc.	646	31,189	(a)

Commodity Chemicals — 0.6%

Koppers Holdings Inc.	7,825	268,867

Communications Equipment — 0.2%

Arris Group Inc.	3,947	42,707	(a)
Blue Coat Systems Inc.	1,000	25,450	(a)
Netgear Inc.	1,318	44,245	(a)
		112,402

Computer & Electronics Retail — 0.1%

Conn’s Inc.	2,500	27,750	(a)

Computer Hardware — 0.1%

Silicon Graphics International Corp.	2,800	32,088	(a)

Computer Storage & Peripherals — 0.0%*

Synaptics Inc.	500	15,075	(a)

Construction & Engineering — 2.0%

Chicago Bridge & Iron Company N.V.	8,950	338,310
Dycom Industries Inc.	1,000	20,920	(a)
Primoris Services Corp.	2,000	29,860
Quanta Services Inc.	8,700	187,398	(a)
URS Corp.	9,700	340,664	(a)
		917,152

Construction & Farm Machinery & Heavy Trucks — 2.3%

AGCO Corp.	7,925	340,537	(a)
Astec Industries Inc.	2,838	91,412	(a)
Cascade Corp.	2,600	122,642
Greenbrier Companies Inc.	4,766	115,718	(a)
Sauer-Danfoss Inc.	400	14,484	(a)
Trinity Industries Inc.	12,325	370,489
		1,055,282

	Number of Shares	Fair Value

Consumer Electronics — 0.0%*

Harman International Industries Inc.	434	$16,509

Consumer Finance — 0.1%

Cash America International Inc.	400	18,652
Ezcorp Inc.	750	19,778	(a)
Nelnet Inc.	950	23,247
		61,677

Data Processing & Outsourced Services — 2.8%

Broadridge Financial Solutions Inc.	14,125	318,519
Cardtronics Inc.	6,900	186,714	(a)
Global Cash Access Holdings Inc.	26,300	117,035	(a)
Heartland Payment Systems Inc.	900	21,924
Jack Henry & Associates Inc.	5,500	184,855
NeuStar Inc.	6,900	235,773	(a)
TeleTech Holdings Inc.	1,150	18,630	(a)
TNS Inc.	2,469	43,751	(a)
Wright Express Corp.	3,500	189,980	(a)
		1,317,181

Distributors — 1.0%

LKQ Corp.	14,901	448,222	(a)

Diversified Chemicals — 0.6%

LSB Industries Inc.	600	16,818	(a)
Solutia Inc.	16,525	285,552	(a)
		302,370

Diversified Metals & Mining — 0.3%

Compass Minerals International Inc.	2,300	158,355

Diversified REITs — 0.2%

Colonial Properties Trust	600	12,516
Cousins Properties Inc.	541	3,468
PS Business Parks Inc.	300	16,629
Washington Real Estate Investment Trust	1,378	37,688
		70,301

Diversified Support Services — 0.9%

Copart Inc.	4,100	196,349	(a)
Healthcare Services Group Inc.	10,500	185,745
Unifirst Corp.	856	48,569
		430,663

Education Services — 0.8%

American Public Education Inc.	2,100	90,888	(a)
Capella Education Co.	2,200	79,310	(a)
K12 Inc.	5,700	102,258	(a)
LIncoln Educational Services Corp.	3,150	24,885
Strayer Education Inc.	800	77,752
		375,093

See Notes to Schedule of Investments and Notes to Financial Statements.

6

Small-Cap Equity Fund

Schedule of Investments	December 31, 2011

	Number of Shares	Fair Value

Electric Utilities — 0.9%

Allete Inc.	1,452	$60,955
IDACORP Inc.	7,400	313,834
Westar Energy Inc.	1,739	50,048
		424,837

Electrical Components & Equipment — 0.9%

Belden Inc.	700	23,296
Brady Corp.	6,900	217,833
EnerSys	1,897	49,265	(a)
Generac Holdings Inc.	266	7,456	(a)
II-VI Inc.	2,214	40,649	(a)
LSI Industries Inc.	2,147	12,882
Regal-Beloit Corp.	1,037	52,856
		404,237

Electronic Components — 0.0%*

Littelfuse Inc.	307	13,195

Electronic Equipment & Instruments — 0.8%

Cognex Corp.	300	10,737
Daktronics Inc.	1,525	14,594
Elster Group SE ADR	5,900	76,700	(a)
FARO Technologies Inc.	2,600	119,600	(a)
National Instruments Corp.	5,800	150,510
Rofin-Sinar Technologies Inc.	827	18,897	(a)
		391,038

Electronic Manufacturing Services — 0.6%

Measurement Specialties Inc.	5,854	163,678	(a)
Methode Electronics Inc.	4,719	39,121
Multi-Fineline Electronix Inc.	2,063	42,395	(a)
Plexus Corp.	1,792	49,065	(a)
		294,259

Environmental & Facilities Services — 0.4%

ABM Industries Inc.	9,600	197,952

Food Distributors — 0.2%

Nash FInch Co.	324	9,487
Spartan Stores Inc.	3,650	67,525
		77,012

Food Retail — 0.6%

Ruddick Corp.	6,900	294,216

Footwear — 1.1%

Deckers Outdoor Corp.	2,700	204,039	(a)
Wolverine World Wide Inc.	8,283	295,206
		499,245

Gas Utilities — 0.2%

South Jersey Industries Inc.	1,299	73,796

	Number of Shares	Fair Value

Healthcare Distributors — 0.6%

Owens & Minor Inc.	10,491	$291,545

Healthcare Equipment — 2.9%

Arthrocare Corp.	800	25,344	(a)
Exactech Inc.	1,011	16,651	(a)
Gen-Probe Inc.	3,300	195,096	(a)
Hill-Rom Holdings Inc.	1,596	53,769
Integra LifeSciences Holdings Corp.	4,800	147,984	(a)
Masimo Corp.	5,500	102,768	(a)
NuVasive Inc.	8,200	103,238	(a)
SonoSite Inc.	2,800	150,808	(a)
Teleflex Inc.	3,100	189,999
Thoratec Corp.	6,900	231,564	(a)
Volcano Corp.	3,500	83,265	(a)
Zoll Medical Corp.	1,026	64,823	(a)
		1,365,309

Healthcare Facilities — 0.3%

The Ensign Group Inc.	823	20,164
VCA Antech Inc.	6,900	136,275	(a)
		156,439

Healthcare Services — 2.4%

Bio-Reference Labs Inc.	30,100	489,727	(a)
BioScrip Inc.	2,500	13,650	(a)
Chemed Corp.	300	15,363
HMS Holdings Corp.	7,000	223,860
Mednax Inc.	4,800	345,648	(a)
Metropolitan Health Networks Inc.	3,190	23,829	(a)
		1,112,077

Healthcare Supplies — 0.8%

Atrion Corp.	50	12,012
Merit Medical Systems Inc.	3,514	47,017
RTI Biologics Inc.	4,900	21,756	(a)
Staar Surgical Co.	2,100	22,029	(a)
West Pharmaceutical Services Inc.	6,800	258,060
		360,874

Healthcare Technology — 1.0%

athenahealth Inc.	300	14,736	(a)
Computer Programs & Systems Inc.	2,000	102,220
MedAssets Inc.	11,100	102,675	(a)
Medidata Solutions Inc.	4,800	104,400	(a)
Quality Systems Inc.	3,300	122,067
		446,098

Heavy Electrical Equipment — 0.0%*

AZZ Inc.	400	18,176

Home Furnishings — 0.0%*

Hooker Furniture Corp.	497	5,701

See Notes to Schedule of Investments and Notes to Financial Statements.

7

Small-Cap Equity Fund

Schedule of Investments	December 31, 2011

	Number of Shares	Fair Value

Homefurnishing Retail — 0.6%

Aaron’s Inc.	10,137	$270,455
Pier 1 Imports Inc.	2,142	29,838	(a)
		300,293

Household Products — 0.2%

Spectrum Brands Holdings Inc.	3,500	95,900	(a)

Housewares & Specialties — 1.5%

American Greetings Corp.	1,200	15,012
Jarden Corp.	12,350	369,018
Newell Rubbermaid Inc.	9,925	160,289
Tupperware Brands Corp.	2,800	156,716
		701,035

Human Resource & Employment Services — 0.1%

GP Strategies Corp.	1,600	21,568	(a)
Insperity Inc.	900	22,815
		44,383

Industrial Conglomerates — 0.2%

Raven Industries Inc.	1,800	111,420

Industrial Machinery — 5.4%

Actuant Corp.	1,478	33,536
Briggs & Stratton Corp.	1,289	19,967
CIRCOR International Inc.	2,100	74,151
CLARCOR Inc.	5,500	274,945
Columbus McKinnon Corp.	2,073	26,306	(a)
EnPro Industries Inc.	4,100	135,218	(a)
Flowserve Corp.	2,125	211,055
Harsco Corp.	3,400	69,972
IDEX Corp.	6,900	256,059
LB Foster Co.	524	14,824
LIncoln Electric Holdings Inc.	669	26,171
Middleby Corp.	3,505	329,610	(a)
Mueller Industries Inc.	3,000	115,260
Nordson Corp.	5,600	230,608
Robbins & Myers Inc.	700	33,985
Timken Co.	6,350	245,809
Trimas Corp.	9,000	161,550	(a)
Valmont Industries Inc.	459	41,673
Woodward Inc.	6,100	249,673
		2,550,372

Industrial REITs — 0.2%

DuPont Fabros Technology Inc.	1,057	25,601
First Potomac Realty Trust	4,212	54,967
		80,568

Insurance Brokers — 0.6%

Arthur J Gallagher & Co.	4,100	137,104
Brown & Brown Inc.	6,900	156,147
		293,251

	Number of Shares	Fair Value

Internet Software & Services — 1.0%

Ancestry.com Inc.	600	$13,776	(a)
comScore Inc.	8,300	175,960	(a)
Dice Holdings Inc.	2,000	16,580	(a)
InfoSpace Inc.	2,500	27,475	(a)
j2 Global Inc	600	16,884
Liquidity Services Inc.	800	29,520	(a)
LogMeIn Inc.	3,500	134,925	(a)
Monster Worldwide Inc.	2,000	15,860	(a)
ValueClick Inc.	1,600	26,064	(a)
VistaPrint N.V.	500	15,300	(a)
XO Group Inc.	2,000	16,680	(a)
		489,024

Investment Banking & Brokerage — 1.1%

BGC Partners Inc.	7,351	43,665
Evercore Partners Inc.	700	18,634
GFI Group Inc.	19,600	80,752
Piper Jaffray Co.	2,163	43,693	(a)
Raymond James Financial Inc.	9,500	294,120
Stifel Financial Corp.	1,385	44,389	(a)
		525,253

IT Consulting & Other Services — 0.1%

Caci International Inc.	300	16,776	(a)
Unisys Corp.	800	15,768	(a)
		32,544

Leisure Products — 0.7%

Brunswick Corp.	2,582	46,631
Polaris Industries Inc.	4,700	263,106
Sturm Ruger & Company Inc.	600	20,076
		329,813

Life & Health Insurance — 0.2%

American Equity Investment Life Holding Co.	3,855	40,092
Delphi Financial Group Inc.	1,224	54,223
		94,315

Life Sciences Tools & Services — 1.9%

Bio-Rad Laboratories Inc.	1,800	172,872	(a)
Bruker Corp.	20,000	248,400	(a)
Charles River Laboratories International Inc.	600	16,398	(a)
ICON PLC ADR	8,400	143,724	(a)
Luminex Corp.	6,900	146,487	(a)
PAREXEL International Corp.	1,200	24,888	(a)
Techne Corp.	1,800	122,868
		875,637

Managed Healthcare — 1.5%

Centene Corp.	9,570	378,876	(a)
Molina Healthcare Inc.	13,433	299,959
WellCare Health Plans Inc.	400	21,000	(a)
		699,835

See Notes to Schedule of Investments and Notes to Financial Statements.

8

Small-Cap Equity Fund

Schedule of Investments	December 31, 2011

	Number of Shares	Fair Value

Metal & Glass Containers — 1.2%

AEP Industries Inc.	1,139	$32,063	(a)
Aptargroup Inc.	5,500	286,935
Myers Industries Inc.	3,693	45,572
Silgan Holdings Inc.	5,500	212,520
		577,090

Multi-Line Insurance — 0.6%

HCC Insurance Holdings Inc.	8,200	225,500
Horace Mann Educators Corp.	2,537	34,782
		260,282

Multi-Utilities — 1.0%

Avista Corp.	2,754	70,916
Black Hills Corp.	1,411	47,381
OGE Energy Corp.	6,525	370,033
		488,330

Office Electronics — 0.4%

Zebra Technologies Corp.	5,100	182,478	(a)

Office REITs — 1.8%

BioMed Realty Trust Inc.	19,203	347,190
Coresite Realty Corp.	7,250	129,195
Digital Realty Trust Inc.	4,400	293,348
Highwoods Properties Inc.	600	17,802
Kilroy Realty Corp.	1,064	40,506
Lexington Realty Trust	3,760	28,162
		856,203

Office Services & Supplies — 0.2%

Herman Miller Inc.	3,000	55,350
Knoll Inc.	1,458	21,651
		77,001

Oil & Gas Drilling — 0.6%

Pioneer Drilling Co.	30,500	295,240	(a)

Oil & Gas Equipment & Services — 2.2%

C&J Energy Services Inc.	900	18,837	(a)
Dawson Geophysical Co.	1,151	45,499	(a)
Dril-Quip Inc.	1,000	65,820	(a)
Hornbeck Offshore Services Inc.	618	19,170	(a)
Lufkin Industries Inc.	1,400	94,234
Natural Gas Services Group Inc.	718	10,382	(a)
Oil States International Inc.	5,500	420,035	(a)
Superior Energy Services Inc.	8,200	233,208	(a)
Tetra Technologies Inc.	13,700	127,958	(a)
		1,035,143

Oil & Gas Exploration & Production — 2.9%

Berry Petroleum Co.	351	14,749
Bill Barrett Corp.	1,094	37,273	(a)
Carrizo Oil & Gas Inc.	1,089	28,695	(a)
Energy XXI Bermuda Ltd.	700	22,316	(a)

	Number of Shares	Fair Value

Gulfport Energy Corp.	6,000	$176,700	(a)
Kodiak Oil & Gas Corp.	7,902	75,069	(a)
Northern Oil and Gas Inc.	9,000	215,820	(a)
Oasis Petroleum Inc.	5,500	159,995	(a)
Petroleum Development Corp.	2,800	98,308	(a)
Petroquest Energy Inc.	2,600	17,160	(a)
Resolute Energy Corp.	13,700	147,960	(a)
SM Energy Co.	4,300	314,330
Stone Energy Corp.	900	23,742	(a)
Venoco Inc.	2,332	15,788	(a)
		1,347,905

Oil & Gas Refining & Marketing — 0.1%
CVR Energy Inc.	1,100	20,603	(a)
Western Refining Inc.	2,079	27,630	(a)
World Fuel Services Corp.	400	16,792
		65,025

Oil & Gas Storage & Transportation — 0.1%

Golar LNG Ltd.	500	22,225
Targa Resources Corp.	600	24,414
		46,639

Packaged Foods & Meats — 4.0%

Flowers Foods Inc.	14,500	275,210
Lancaster Colony Corp.	4,100	284,294
Sanderson Farms Inc.	5,535	277,470
Smart Balance Inc.	11,100	59,496	(a)
Smithfield Foods Inc.	17,725	430,363	(a)
Snyders-Lance Inc.	10,400	234,000
TreeHouse Foods Inc.	4,800	313,824	(a)
		1,874,657

Paper Packaging — 0.7%

Packaging Corporation of America	13,100	330,644

Paper Products — 0.1%

Buckeye Technologies Inc.	1,102	36,851
Neenah Paper Inc.	953	21,271
		58,122

Personal Products — 0.0%*

Revlon Inc.	900	13,383	(a)

Pharmaceuticals — 0.6%

Akorn Inc.	2,125	23,630	(a)
Auxilium Pharmaceuticals Inc.	1,100	21,923	(a)
Hi-Tech Pharmacal Company Inc.	1,641	63,818	(a)
Jazz Pharmaceuticals Inc.	400	15,452	(a)
Obagi Medical Products Inc.	1,700	17,272	(a)
Par Pharmaceutical Companies Inc.	2,725	89,189	(a)
Questcor Pharmaceuticals Inc.	601	24,990	(a)
Salix Pharmaceuticals Ltd.	700	33,495	(a)
		289,769

Precious Metals & Minerals — 0.1%

Coeur d’Alene Mines Corp.	600	14,484	(a)
Hecla Mining Co.	3,500	18,305
		32,789

See Notes to Schedule of Investments and Notes to Financial Statements.

9

Small-Cap Equity Fund

Schedule of Investments	December 31, 2011

	Number of Shares	Fair Value

Property & Casualty Insurance — 2.2%

Allied World Assurance Company Holdings AG	5,500	$346,115
American Safety Insurance Holdings Ltd.	2,094	45,545	(a)
Amtrust Financial Services Inc.	4,100	97,375
Argo Group International Holdings Ltd.	5,018	145,321
Aspen Insurance Holdings Ltd.	7,500	198,750
The Navigators Group Inc.	3,900	185,952	(a)
		1,019,058

Publishing — 1.2%

John Wiley & Sons Inc.	8,200	364,080
Morningstar Inc.	3,500	208,075
		572,155

Railroads — 0.9%

Genesee & Wyoming Inc.	6,800	411,944	(a)

Regional Banks — 4.5%

BancorpSouth Inc.	1,839	20,266
Bank of the Ozarks Inc.	1,816	53,808
Banner Corp.	1,171	20,083
Bryn Mawr Bank Corp.	2,800	54,572
Camden National Corp.	629	20,505
Cardinal Financial Corp.	1,172	12,587
CoBiz Financial Inc.	1,801	10,392
Community Bank System Inc.	2,200	61,160
Cullen Frost Bankers Inc.	3,900	206,349
East West Bancorp Inc.	2,870	56,683
First Horizon National Corp.	3,588	28,704
Fulton Financial Corp.	6,900	67,689
Glacier Bancorp Inc.	1,404	16,890
Great Southern Bancorp Inc.	1,125	26,539
Hancock Holding Co.	900	28,773
Home Bancshares Inc.	1,048	27,154
Iberiabank Corp.	1,068	52,652
Independent Bank Corp.	3,500	95,515
Lakeland Financial Corp.	1,118	28,923
National Penn Bancshares Inc.	2,953	24,923
Old National Bancorp	1,873	21,820
PacWest Bancorp	1,981	37,540
Prosperity Bancshares Inc.	5,600	225,960
Southwest BanCorp Inc.	2,610	15,556	(a)
Susquehanna Bancshares Inc.	6,090	51,034
SVB Financial Group	6,100	290,909	(a)
UMB Financial Corp.	8,300	309,175
Umpqua Holdings Corp.	3,996	49,510
Washington Trust Bancorp Inc.	2,800	66,808
Westamerica Bancorporation	2,700	118,530
Wintrust Financial Corp.	906	25,413
		2,126,422

Reinsurance — 0.4%

Endurance Specialty Holdings Ltd.	2,800	107,100
Maiden Holdings Ltd.	3,233	28,321
Platinum Underwriters Holdings Ltd.	848	28,925
		164,346

	Number of Shares	Fair Value

Research & Consulting Services — 0.5%

CoStar Group Inc.	2,200	$146,806	(a)
Huron Consulting Group Inc.	500	19,370	(a)
ICF International Inc.	1,149	28,472	(a)
Resources Connection Inc.	3,800	40,242
The Corporate Executive Board Co.	600	22,860
		257,750

Residential REITs — 0.2%

Mid-America Apartment Communities Inc.	1,526	95,451

Restaurants — 1.1%

Buffalo Wild Wings Inc.	300	20,253	(a)
Cracker Barrel Old Country Store Inc.	7,100	357,911
Einstein Noah Restaurant Group Inc.	1,050	16,611
Papa John’s International Inc.	500	18,840	(a)
The Wendy’s Co.	17,000	91,120
		504,735

Retail REITs — 0.1%

CBL & Associates Properties Inc.	1,500	23,550
Ramco-Gershenson Properties Trust	3,072	30,198
		53,748

Security & Alarm Services — 0.7%

The Brink’s Co.	11,700	314,496

Semiconductor Equipment — 0.5%

MKS Instruments Inc.	1,163	32,355
Rudolph Technologies Inc.	20,700	191,682	(a)
		224,037

Semiconductors — 1.6%

Diodes Inc.	2,010	42,813	(a)
Fairchild Semiconductor International Inc.	3,551	42,754	(a)
Hittite Microwave Corp.	2,200	108,636	(a)
Integrated Device Technology Inc.	4,957	27,065	(a)
Microsemi Corp.	14,400	241,200	(a)
Pericom Semiconductor Corp.	1,691	12,869	(a)
RF Micro Devices Inc.	4,551	24,575	(a)
Semtech Corp.	7,300	181,186	(a)
Standard Microsystems Corp.	2,258	58,189	(a)
TriQuint Semiconductor Inc.	2,829	13,777	(a)
		753,064

Specialized Consumer Services — 0.1%

Matthews International Corp.	1,300	40,859

Specialized Finance — 0.1%

Interactive Brokers Group Inc.	1,400	20,916
NewStar Financial Inc.	4,116	41,860	(a)
		62,776

See Notes to Schedule of Investments and Notes to Financial Statements.

10

Small-Cap Equity Fund

Schedule of Investments	December 31, 2011

	Number of Shares	Fair Value

Specialized REITs — 1.5%

DiamondRock Hospitality Co.	4,538	$43,746
Healthcare Realty Trust Inc.	5,500	102,245
Hersha Hospitality Trust	5,873	28,660
National Health Investors Inc.	667	29,335
Omega Healthcare Investors Inc.	17,800	344,430
Sabra Healthcare REIT Inc.	9,816	118,675
Summit Hotel Properties Inc.	2,788	26,319
		693,410

Specialty Chemicals — 1.6%

HB Fuller Co.	3,628	83,843
Rockwood Holdings Inc.	400	15,748	(a)
Sensient Technologies Corp.	16,219	614,700
Stepan Co.	589	47,214
		761,505

Specialty Stores — 0.7%

Cabela’s Inc.	1,646	41,841	(a)
GNC Holdings Inc.	700	20,265	(a)
Tractor Supply Co.	3,625	254,294
		316,400

Steel — 0.7%

Carpenter Technology Corp.	644	33,153
Commercial Metals Co.	16,500	228,195
Schnitzer Steel Industries Inc.	1,148	48,537
		309,885

Systems Software — 1.5%

Ariba Inc.	4,400	123,552	(a)
CommVault Systems Inc.	3,700	158,064	(a)
Fortinet Inc.	1,000	21,810
MICROS Systems Inc.	8,500	395,930	(a)
		699,356

Technology Distributors — 0.3%

Insight Enterprises Inc.	1,350	20,642	(a)
Scansource Inc.	1,244	44,784	(a)
Tech Data Corp.	1,192	58,897	(a)
		124,323

Thrifts & Mortgage Finance — 0.3%

BankUnited Inc.	1,504	33,073
Dime Community Bancshares Inc.	397	5,002
Northwest Bancshares Inc.	3,273	40,716
Washington Federal Inc.	2,898	40,543
		119,334

Tires & Rubber — 0.1%

Cooper Tire & Rubber Co.	4,885	68,439

Trading Companies & Distributors — 0.9%

Applied Industrial Technologies Inc.	9,900	348,183
DXP Enterprises Inc.	691	22,250	(a)

	Number of Shares	Fair Value

RSC Holdings Inc.	2,150	$39,775	(a)
TAL International Group Inc.	600	17,274
		427,482

Trucking — 1.5%

Avis Budget Group Inc.	1,300	13,936	(a)
Landstar System Inc.	4,800	230,016
Marten Transport Ltd.	2,267	40,783
Old Dominion Freight Line Inc.	10,300	417,459	(a)
		702,194

Total Common Stock (Cost $40,479,309)		44,751,080
Other Investments — 0.0%*
GEI Investment Fund (Cost $9)		9	(c)

Total Investments in Securities (Cost $40,479,318)		44,751,089
Short-Term Investments — 4.7%
GE Institutional Money Market Fund Investment Class 0.06% (Cost $2,218,153)		2,218,153	(b,c)

Total Investments (Cost $42,697,471)		46,969,242

Liabilities in Excess of Other Assets, net — (0.2)%		(103,891)

NET ASSETS — 100.0%		$46,865,351

Other Information

The Fund had the following long futures contracts open at December 31, 2011:

Description	Expiration Date	Number of Contracts	Current Notional Value	Unrealized Appreciation
Russell 2000 Mini Index Futures	March 2012	10	$738,800	$25,210

See Notes to Schedule of Investments and Notes to Financial Statements.

11

Notes to Schedule of Investments	December 31, 2011

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities information regarding holdings, allocations and other characteristics are presented as of a particular date to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security. See the prospectus for complete descriptions of investment objectives, policies, risks and permissible investments

(a)	Non-income producing security.

(b)	Coupon amount represents effective yield.
(c)	GE Asset Management, the investment adviser of the Fund, also serves as investment adviser of the GEI Investment Fund and the GE Institutional Money Market Fund.

*	Less than 0.05%.

†	Percentages are based on net assets as of December 31, 2011.

Abbreviations:

ADR	American Depository Receipt

REIT	Real Estate Investment Trust

12

Financial Highlights

Selected data based on a share outstanding throughout the fiscal years indicated

	CLASS 1									CLASS 4
	12/31/11		12/31/10		12/31/09		12/31/08(c)		12/31/07	12/31/11		12/31/10		12/31/09		12/31/08(c)
Inception date	—		—		—		—		4/28/00	—		—		—		5/1/08
Net asset value, beginning of period	$12.46		$ 9.79		$7.48		$12.17		$14.39	$12.39		$ 9.76		$7.49		$12.06
Income/(loss) from investment operations:
Net investment income (loss)	(0.01)		0.02	**	0.04		0.09		0.06	(0.06)		(0.02	)**	(0.05)		0.02	**
Net realized and unrealized gains/(losses) on investments	0.40		2.67		2.27		(4.67)		0.31	0.39		2.65		2.32		(4.51)
Total income/(loss) from investment operations	0.39		2.69		2.31		(4.58)		0.37	0.33		2.63		2.27		(4.49)
Less distributions from:
Net investment income	0.00	***	0.02		—		0.05		0.06	—		—		—		0.02
Net realized gains	—		—		—		0.06		2.53	—		—		—		0.06
Total distributions	0.00		0.02		0.00		0.11		2.59	0.00		0.00		0.00		0.08
Net asset value, end of period	$12.85		$12.46		$9.79		$7.48		$12.17	$12.72		$12.39		$9.76		$ 7.49
TOTAL RETURN (a)	3.13%		27.47%		30.88%		(37.59)%		2.39%	2.66%		26.95%		30.31%		(37.20)%

RATIOS/ SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$46,855		$55,527		$54,114		$50,210		$104,010	$11		$10		$8		$6
Ratios to average net assets:
Net investment income (loss)	(0.07)%		0.18%		(0.04)%		0.46%		0.31%	(0.49)%		(0.23)%		(0.51)%		(0.01)%	*
Net Expenses	1.28%	(b)(d)	1.12%	(b)	1.52%	(b)	0.94%	(b)	0.87%	1.73%	(b)(d)	1.54%	(b)	1.97%	(b)	1.39%	(b)*
Gross Expenses	1.50%		1.13%		1.52%		0.94%		0.87%	1.95%		1.55%		1.97%		1.39%	*
Portfolio turnover rate	44%		47%		40%		85%		25%	44%		47%		40%		85%

Notes to Financial Highlights

(a)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions and do not include the effect of insurance contract charges. Past performance does not guarantee future results.
(b)	Reflects GE Asset Management’s waiver of a portion of the Fund’s management fee in an amount equal to the management fee earned by GEAM with respect to the Fund’s investment in the GE Institutional Money Market Fund or, prior to 2011, in another affiliated money market fund formerly managed by GEAM.
(c)	Less than $0.01 per share of the distribution paid was from return of capital.
(d)	Reflects a voluntary reimbursement of other operating expenses by GE Asset Management.
*	Annualized for periods less than one year.
**	Per share values have been calculated using the average share method.
***	Rounds to less than $0.01.

The accompanying Notes are an integral part of these financial statements.

13

Statement of Assets and Liabilities December 31, 2011

ASSETS
Investments in securities, at Fair Value (cost $40,479,309)	$44,751,080
Investments in affiliated securities, at Fair Value (cost $9)	9
Short-term affiliated investments (at amortized cost)	2,218,153
Restricted cash	115,500
Receivable for investments sold	59,136
Income receivables	45,766
Receivable for fund shares sold	30
Other assets	508
Total Assets	47,190,182

LIABILITIES
Payable for investments purchased	159,598
Payable for fund shares redeemed	3,184
Payable to GEAM	31,969
Accrued custody and accounting expenses	85,633
Accrued other expenses	41,834
Variation margin payable	2,613
Total Liabilities	324,831
NET ASSETS	$46,865,351

NET ASSETS CONSIST OF:
Capital paid in	43,933,561
Undistributed (distribution in excess of) net investment income	(1)
Accumulated net realized gain (loss)	(1,365,190)
Net unrealized appreciation / (depreciation) on:
Investments	4,271,771
Futures	25,210
NET ASSETS	$46,865,351

Class 1

NET ASSETS	46,854,684
Shares outstanding( $.001 par value; unlimited shares authorized)	3,645,090
Net asset value per share	$12.85

Class 4
NET ASSETS	10,667
Shares outstanding( $.001 par value; unlimited shares authorized)	838
Net asset value per share	$12.72

The accompanying Notes are an integral part of these financial statements.

14

Statement of Operations For the period ending December 31, 2011

INVESTMENT INCOME
Income:
Dividend	$517,240
Interest	102,245
Interest from affiliated investments	2,777
Less: Foreign taxes withheld	(684)
Total Income	621,578

Expenses
Advisory and administration fees	488,976
Distribution fees
Class 4	48
Transfer agent fees	3,253
Director’s fees	2,021
Custody and accounting expenses	186,785
Professional fees	21,031
Printing costs	49,776
Other expenses	16,376
Total expenses before waiver and reimbursement	768,266
Less: Expenses waived or borne by the adviser	(3,547)
Less: Expenses reimbursed by the adviser	(105,154)
Net expenses	659,565
Net investment loss	(37,987)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on:
Investments	7,120,128
Futures	111,284
Foreign currency related transactions	(4)

Increase (decrease) in unrealized appreciation/ (depreciation) on:
Investments	(5,339,220)
Futures	34,550
Net realized and unrealized gain on investments	1,926,738
Net increase in net assets resulting from operations	$1,888,751

The accompanying Notes are an integral part of these financial statements.

15

Statements of Changes in Net Assets
	Year Ended December 31, 2011	Year Ended December 31, 2010

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$(37,987)	$91,523
Net realized gain on investments, futures and foreign currency transactions	7,231,408	3,592,614
Net increase (decrease) in unrealized appreciation /(depreciation) on investments and futures	(5,304,670)	8,828,984
Net increase from operations	1,888,751	12,513,121
Distributions to shareholders from :
Net investment income
Class 1	(120)	(86,511)
Class 4	—	—
Total distributions	(120)	(86,511)
Increase in net assets from operations and distributions	1,888,631	12,426,610
Share transactions :
Proceeds from sale of shares
Class 1	1,756,337	1,611,974
Class 4	—	—
Value of distributions reinvested
Class 1	120	86,511
Class 4	—	—
Cost of shares redeemed
Class 1	(12,317,178)	(12,710,116)
Class 4	—	—
Net decrease from share transactions	(10,560,721)	(11,011,631)
Total increase (decrease) in net assets	(8,672,090)	1,414,979

NET ASSETS
Beginning of period	55,537,441	54,122,462
End of period	$46,865,351	$55,537,441
Undistributed (distribution in excess of) net investment income, end of period	$(1)	$6,950

CHANGES IN FUND SHARES

Class 1
Shares sold	139,662	134,720
Issued for distributions reinvested	10	6,893
Shares redeemed	(949,935)	(1,211,910)
Net Increase (Decrease) in Fund Shares	(810,263)	(1,070,297)

Class 4
Shares sold	—	—
Issued for distributions reinvested	—	—
Shares redeemed	—	—
Net Increase (Decrease) in Fund Shares	—	—

The accompanying Notes are an integral part of these financial statements.

16

Notes to Financial Statements	December 31, 2011

1.	Organization of the Company

GE Investments Funds, Inc. (the “Company”) was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is composed of fourteen investment portfolios (collectively the “Funds”), although only the following eleven are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, Premier Growth Equity Fund, Core Value Equity Fund, Mid-Cap Equity Fund, Small-Cap Equity Fund (the “Fund”), International Equity Fund, Total Return Fund, Income Fund, Money Market Fund and Real Estate Securities Fund.

Shares of the Funds of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. GE Asset Management Incorporated (“GEAM”) is the investment adviser and administrator of each of the Funds.

The Company offers two share classes (Class 1 and Class 4) of the Fund as investment options for variable life insurance and variable annuity contracts. Class 4 shares were first offered on May 1, 2008, and Fund shares outstanding prior to May 1, 2008 were designated as Class 1 shares. Each share class has different fees and expenses, and as a result, each share class will have different share price and performance. Not all variable contracts offer both share classes of the Fund.

2.	Summary of Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Subsequent events after the balance sheet date through the date the financial statements were issued, have been evaluated in the preparation of the financial statements. There are no items to report.

The following summarizes the significant accounting policies of the Company:

Securities Valuation and Transactions. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Securities transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

The Fund’s income, expenses (other than distribution fees) and realized and unrealized gains and losses are allocated proportionally each day among the share classes based upon the relative net assets of each class.

Derivatives The Fund is subject to equity price risk, interest rate risk, credit risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objective. The Fund may enter into derivative transactions to gain market exposure for residual and accumulating cash positions and for managing the duration of fixed-income investments.

Futures Contracts A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. The Fund invested in futures for a variety of portfolio management purposes such as hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions, gaining market exposure for accumulating and residual cash positions, or when the transactions are economically appropriate to the reduction of risks inherent in the management of the Fund. Buying futures tends to increase a Fund’s exposure to the underlying instrument while selling futures tends to decrease a Fund’s exposure to the underlying instrument or to hedge other Fund investments. The Fund will not enter into a transaction involving futures for speculative purposes. With futures contracts, there is minimal counterparty credit risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all traded futures, guarantees the futures against default. The Fund’s risks in using these contracts include changes in the value of the underlying instruments, non- performance of the counterparties under the contracts’ terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract

17

Notes to Financial Statements	December 31, 2011

amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain or loss upon the expiration or closing of a futures contract.

Investment Income Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis.

Expenses Fund specific expenses are allocated to the Fund that incurs such expenses. Such expenses may include custodial fees, legal and accounting fees, printing costs and registration fees. Expenses that are not fund specific are allocated pro rata across the Funds. Certain class specific expenses (such as distribution fees) are allocated to the class that incurs such expense. Expenses of the Fund are generally paid directly by the Fund however, expenses may be paid by GEAM and reimbursed by the Fund.

Federal Income Taxes The Fund intends to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of its taxable net investment income and net realized capital gains to its shareholders. Therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes.

3.	Securities Valuation

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a framework for measuring fair value and providing related disclosures. Broadly, the framework requires fair value to be determined based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants at the measurement date. In the absence of active markets for the identical assets or liabilities, such measurements involve developing assumptions based on market observable data and, in the absence of such data, internal information that is consistent with what market participants would use in a hypothetical transaction that occurs at the measurement date. It also establishes a three-level valuation hierarchy based upon observable and non-observable inputs.

Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. Preference is given to observable inputs. These two types of inputs create the following fair value hierarchy:

Level 1 — Quoted prices for identical investments in active markets.

Level 2 — Quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

Level 3 — Significant inputs to the valuation model are unobservable.

Policies and procedures are maintained to value investments using the best and most relevant data available. In addition, pricing vendors are utilized to assist in valuing investments. GEAM performs periodic reviews of the methodologies used by independent pricing services including price validation of individual securities.

Fair Value Measurement The following section describes the valuation methodologies the Fund uses to measure different financial investments at fair value.

The Fund’s portfolio securities are valued generally on the basis of market quotations. Equity securities generally are valued at the last reported sale price on the primary market in which they are traded. Portfolio securities listed on NASDAQ are valued using the NASDAQ Official Closing Price, Level 1 securities primarily include publicly-traded equity securities. If no sales occurred on the exchange or NASDAQ that day, the portfolio security generally is valued using the last reported bid price. In those circumstances the Fund classifies the investment securities in Level 2.

Short-term investments of sufficient credit quality with remaining maturities of sixty days or less at the time of purchase are typically valued on the basis of amortized cost which approximates fair value and these are included in Level 2.

If it is determined that amortized cost does not approximate fair value, securities may be valued based on dealer

18

Notes to Financial Statements	December 31, 2011

supplied valuations or quotations. In these infrequent circumstances, pricing services may provide the Fund with valuations that are based on significant unobservable inputs, and in those circumstances the investment securities are classified in Level 3.

The Fund uses the net asset value per unit for collective funds (i.e., GEI Investment Fund). The Fund classifies the investment security in Level 2.

If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Fund’s Board of Directors that are designed to establish its “fair” value. These securities are typically classified in Level 3. Those procedures require that the fair value of a security be established by a valuation committee of GEAM. The valuation committee follows different protocols for different types of investments and circumstances. The fair value procedures may be used to value any investment of the Fund in the appropriate circumstances.

Fair value determinations generally are used for securities whose value is affected by a significant event that will materially affect the value of a security and which occurs subsequent to the time of the close of the principal market on which such security trades but prior to the calculation of the Fund’s NAV.

The value established for such a portfolio security may be different than what would be produced through the use of market quotations or another methodology. Portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio security for the value established for it at any time and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Other financial investments are derivative instruments that are not reflected in total investments, such as futures, forwards, swaps, and written options contracts, which are valued based on fair value as discussed above.

The Fund uses closing prices for derivatives included in Level 1, which are traded either on exchanges or liquid over-the counter markets. Derivative assets and liabilities included in Level 2 primarily represent interest rate swaps, cross-currency swaps and foreign currency and commodity forward and option contracts. Derivative assets and liabilities included in Level 3 primarily represent interest rate products that contain embedded optionality or prepayment features.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table presents the Fund’s investments measured at fair value on a recurring basis at December 31, 2011:

Investments	Level 1	Level 2	Level 3	Total

Investments in Securities†
Common Stock	$44,751,080	$—	$—	$44,751,080
Other Investments	—	9	—	9
Short-Term Investments	2,218,153	—	—	2,218,153
Total Investments in Securities	$46,969,233	$9	$—	$46,969,242
Other Financial Instruments*
Futures Contracts — Unrealized Appreciation	$25,210	$—	$—	$25,210

†See Schedule of Investments for Industry Classification

*  Other financial instruments include derivative instruments such as futures contracts. Amounts shown represent unrealized appreciation (depreciation), at period end.

There were no significant transfers between the fair value levels. Transfers between fair value levels are considered to occur at the beginning of the period.

19

Notes to Financial Statements	December 31, 2011

4.	Derivatives Transactions

Shown below are the derivative contracts entered into by the Fund, summarized by primary risk exposure as they appear on the Statement of Assets and Liabilities, all of which are not accounted for as hedging instruments under FASB Accounting Standards Codification (“ASC”) No. 815 Derivatives and Hedging as of December 31, 2011.

	Asset Derivatives December 31, 2011			Liability Derivatives December 31, 2011
Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statement of Assets and Liabilities	Fair Value ($)		Location in the Statement of Assets and Liabilities	Fair Value ($)
Equity Contracts	Assets, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	25,210	*	Liabilities, Net Assets —Net Unrealized Appreciation/ (Depreciation) on Futures	—

*	Includes cumulative unrealized appreciation/(depreciation) of futures contracts as reported in the Schedule of Investments and within the components of the net assets section of the Statement of Assets and Liabilities. Only the current day’s variation margin is reported within the Assets and/or Liabilities section on the Statement of Assets and Liabilities.

Shown below are the effects of derivative instruments on the Fund’s Statement of Operations, summarized by primary risk exposure all of which are not accounted for as hedging instruments under ASC 815.

Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statement of Operations	Total Notional Amount of Futures Contracts Purchased/(Sold) ($)	Realized Gain or (Loss) on Derivatives Recognized in Income ($)	Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income ($)
Equity Contracts	Realized gain/(loss) on Futures, Increase/(decrease) in unrealized appreciation/ (depreciation) on Futures	11,155,284/(11,735,768)	111,284	34,550

5.	Line of Credit

The Company shares a revolving credit facility of up to $150 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company (“State Street”). The revolving credit facility requires the payment of a commitment fee equal to 0.100% (prior to November 2, 2011, the rate was 0.125%) per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. In addition, the Company has a $100 million uncommitted, unsecured line of credit with State Street. Generally, borrowings under the credit facilities would accrue interest at the Federal Funds Rate plus 50 basis points and would be borne by the borrowing Fund. The maximum amount allowed to be borrowed by any one Fund is the lesser of (i) 33.33% of its total assets or (ii) 20% of its net assets. The credit facilities were not utilized by the Fund during the fiscal year ended December 31, 2011.

6.	Compensation and Fees Paid to Affiliates

GEAM, a registered investment adviser, was retained by the Company’s Board of Directors effective March 16, 2000 to act as investment adviser and administrator of the Fund. GEAM’s compensation for investment advisory and administrative services is paid monthly based on the average daily net assets of the Fund at an annualized rate of 0.95%.

GEAM has a contractual agreement with the Fund to waive a portion of the Fund’s management fee in the amount equal to the management fee earned by GEAM with respect to the Fund’s investment in the GE Institutional Money Market Fund.

Distribution and Service (12b-1) Fees The Company has adopted a Distribution and Service (12b-1) Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to Class 4 shares of the Fund. Under the Plan, the Fund may compensate GE Investment Distributors, Inc. (“GEID”), a wholly-owned subsidiary of GEAM and the Fund’s principal distributor, for certain sales services provided by GEID or other broker dealers and investor services provided by GEID or other service providers relating to the Fund’s Class 4 shares, including services to owners or prospective owners of variable contracts issued by insurance companies that offer such share class as an investment option. The amount of compensation paid under the Plan by the Fund’s Class 4 shares may not exceed 0.45% of the average daily net assets of the Fund attributable to such share class. The Plan continues in effect from year to year for so long as

20

Notes to Financial Statements	December 31, 2011

such continuance is approved annually by the Board of Directors, including by those directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to it.

Directors’ Compensation The Fund pays no compensation to its directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to non-interested Directors are reflected on the Statement of Operations. These fees are allocated pro rata across all of the mutual fund platforms and share classes served by the Directors, including the Fund, and are based upon the relative net assets of each fund within such platforms.

7.	Sub-advisory Fees

Pursuant to investment sub-advisory agreements with GEAM, the assets of the Small-Cap Equity Fund are allocated to and managed by each of the following sub-advisers: (i) Palisade Capital Management, L.L.C.; (ii) Champlain Investment Partners, LLC; (iii) GlobeFlex Capital, LP; (iv) Kennedy Capital Management, Inc. and (v) SouthernSun Asset Management, LLC. GEAM is responsible for allocating the Fund’s assets among the sub-advisers in its discretion (Allocated Assets), and for managing the Fund’s cash position, while each sub-adviser is responsible for the day-to-day management of their portion of the Allocated Assets, under the general supervision and oversight of GEAM and the Board.

For their services, GEAM pays each sub-adviser an investment sub-advisory fee, which is calculated as a percentage of the average daily net assets of the respective Allocated Assets that it manages.

8.	Investment Transactions

Purchases and Sales of Securities The cost of purchases and the proceeds from sales of investments, other than short-term securities, for the period ended December 31, 2011 were as follows:

Non-U.S. Government Securities
Purchases	Sales
$21,807,356	$30,987,159

9.	Income Taxes

The Fund is subject to ASC 740, Income Taxes. ASC 740 provides guidance for financial accounting and reporting for the effects of income taxes that result from an entity’s activities during the year. ASC 740 also provides guidance regarding how certain uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more likely than not” of being sustained by the applicable tax authority. There are no adjustments to the Fund’s net assets required under ASC 740. The Fund’s 2008, 2009, 2010 and 2011 fiscal years tax returns are still open to examination by the Federal and applicable state tax authorities.

At December 31, 2011, information on the tax components of capital was as follows:

	Gross Unrealized Tax		Net Tax Appreciation/ (Depreciation)		Undistributed
Cost of Investments For Tax Purposes	Appreciation	Depreciation	Investments	Derivatives/ Currency	Income	Accumulated Capital Loss	Late-Year Losses
$43,370,495	$6,954,294	$(3,355,547)	$3,598,747	$0	$0	$(666,956)	$0

21

Notes to Financial Statements	December 31, 2011

As of December 31, 2011, the Fund has capital loss carryovers as indicated below. Capital loss carryovers are available to offset future realized capital gain to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

Amount
Short-Term	Long-Term	Expires
$666,956	$—	12/31/2017

These amounts will be available to offset future taxable capital gains. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

During the year ended December 31, 2011, the Fund utilized $7,120,864 of prior year capital loss carryovers.

Any qualified late-year loss is deemed to arise on the first day of the Fund’s next tax year (if the Fund elects to defer such loss). Under this regime, generally, the Fund can elect to defer any post-October capital loss and/or any late-year ordinary loss as defined by the Internal Revenue Code.

The Fund did not defer any such losses for the year ended December 31, 2011.

The tax composition of distributions paid during the years ended December 31, 2011 and December 31, 2010 were as follows:

	Ordinary Income	Long-Term Capital Gains	Total
2011	$ 120	$—	$ 120
2010	86,511	—	86,511

Distributions to Shareholders The Fund declares and pays any dividends from net investment income annually.

The Fund declares and pays any net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) futures, distributions from Real Estate Investment Trusts (REITS) and losses deferred due to wash sale transactions. Reclassifications due to permanent book/tax differences are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the net asset value of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

The reclassifications for the year ended December 31, 2011 were as follows:

Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Capital Paid In
$31,156	$2,038	$(33,194)

10.	Recent Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011-04, Fair Value Measurement: Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. ASU 2011-04 amended wording resulting in common fair value measurement and disclosure requirements in U.S. GAAP and International Financial Reporting Standards (IFRS). In particular, the amendments clarify how to apply existing fair value measurement and disclosure requirements as well as expand disclosure about valuation techniques and unobservable inputs used in Level 3 fair value measurements. In addition, the amendments require a narrative description of Level 3 measurements’ sensitivity to changes in unobservable inputs if such changes significantly alter the fair value measurement. The amendments are applied prospectively and are effective for an annual period beginning after December 15, 2011.

Management of the Fund does not believe the adoption of ASU 2011-04 will materially impact the financial statement amounts, however, additional disclosures will be required about valuation techniques and inputs.

22

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors GE Investments Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Small-Cap Equity Fund, a series of GE Investments Funds, Inc., as of December 31, 2011, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Small-Cap Equity Fund as of December 31, 2011, the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 27, 2012

23

Advisory and Administrative Agreement Approvals and Renewals	(unaudited)

The Board of Directors of the GE Investments Funds, Inc. (the “Board”), including the independent Board members, considered and unanimously approved the continuance of the Fund’s Investment Advisory and Administration Agreement with GE Asset Management Incorporated (“GEAM”) and the Investment Sub-Advisory Agreements with each of the Fund’s sub-advisers, Palisade Capital Management, L.L.C. (“Palisade”), Champlain Investment Partners, LLC (“Champlain”), GlobeFlex Partners, LP (“GlobeFlex”), SouthernSun Asset Management, LLC (“SouthernSun”) and Kennedy Capital Management, Inc. (“Kennedy”) at meetings held on December 6 and December 9, 2011.

In considering whether to approve the Fund’s investment advisory and sub-advisory agreements, the Board members considered and discussed a substantial amount of information and analysis provided, at the Board’s request, by GEAM and each of the sub-advisers. The Board members also considered detailed information regarding performance and expenses of other investment companies, including those with similar investment strategies and sizes, which was prepared by independent third party provider Morningstar, Inc. (“Morningstar”). The Board members reviewed the fees charged by GEAM for other mutual funds that employ a similar investment strategy as the Fund. The Board had the opportunity to ask questions and request additional information in connection with its considerations.

Before approving the Fund’s investment advisory and sub-advisory agreements the Board members reviewed the information provided with management of GEAM and with independent legal counsel. The Board members also reviewed a memorandum prepared by independent legal counsel discussing the legal standards for the consideration of the proposed continuances. The independent Board members discussed the proposed continuances in detail during a private session with their independent legal counsel at which no representatives of GEAM or any of the sub-advisers were present. The independent Board members and their independent legal counsel requested, and received and considered, additional information from GEAM following these sessions.

In advance of the meetings, and in response to their request, the Board members received from GEAM written responses to their inquiries, which included substantial exhibits and other materials related to GEAM’s business and the services it provides to the Fund. Also in advance of the meetings, the Board members received from each of the sub-advisers a written response to a letter of inquiry prepared by GEAM at the Board’s request, which included substantial exhibits and other materials related to the business of, and services provided by, each of the sub-advisers. The Board members took into account their multi-year experience as Board members and particularly their consideration of these types of agreements in recent years. The information was presented in a manner to facilitate comparison to prior periods and to reflect certain enhancements. To focus their review, the Board members asked GEAM management and each of the sub-advisers, in their oral presentations, to highlight material differences from the information presented in recent years.

During the meetings, the Board members had an opportunity to discuss this information with GEAM managers, including senior executives, representatives from the legal, compliance and finance departments, and investment personnel. The Board members also had an opportunity to hear presentations by representatives of each of the sub-advisers at the meeting or during the past year. The Board members posed questions to these representatives and engaged in substantive discussions with them concerning each of their investment processes.

In reaching their determinations relating to continuance of the Fund’s investment advisory and sub-advisory agreements, the Board members considered all factors that they deemed relevant, including the factors discussed below. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Board member may have attributed different weights to the various factors. In particular, the Board members focused on the following:

The Nature, Extent And Quality Of Services Provided.

The Board members reviewed the services provided by GEAM and each of the sub-advisers, in particular taking into account their extensive past experiences with GEAM and Palisade. In connection with their consideration of GEAM’s services, the Board members focused on the favorable attributes of GEAM, including (i) an investment philosophy oriented toward long-term performance; (ii) effective processes used for overseeing multiple sub-advisers; (iii) effective processes used for providing Fund administration, including controllership and compliance functions and oversight of the performance of other companies that

24

Advisory and Administrative Agreement Approvals and Renewals	(unaudited)

provide services to the Fund; (iv) highly skilled professionals including analysts, research professionals, traders and portfolio managers with a depth of experience relevant to the Fund; (v) access to significant technological resources from which the Fund may benefit; and (vi) a favorable history and reputation. The Board members noted that the Fund represents only a small portion of the assets managed by GEAM, but benefits from a full array of services and resources provided by GEAM.

In connection with their consideration of the services provided by each of the sub-advisers, the Board members focused on the favorable attributes of the sub-advisers relating to their respective investment philosophies and disciplines, experienced investment and trading personnel, systems and other resources, including research capabilities, and favorable histories and reputations.

In light of the foregoing, the Board, including the independent Board members, concluded that the services provided by GEAM and each of the sub-advisers continue to be satisfactory.

Investment Performance Of The Fund And The Sub-Advisers.

The Board members considered the investment performance of the Fund for various periods. The Board members reviewed detailed comparisons of the performance of the Fund with the relevant securities index and peer groupings of mutual funds prepared by Morningstar with respect to various periods. The Board members also engaged in detailed discussions with GEAM management and representatives of each of the sub-advisers at meetings held throughout the year, about each of their investment processes and performance results. These discussions focused on the Fund’s investment objective, GEAM’s asset allocation process, the number and experience of portfolio management and supporting research personnel, the investment style and approach employed, and the likely market cycles for the investment style. The Board also considered the multi-manager structure and how each sub-adviser’s approach to small-cap investing fits within the Fund’s overall strategy. The Board members discussed GEAM’s investment approach with respect to the Fund, and that the performance of the Fund is consistent with GEAM’s articulated long-term approach and overall investment philosophy.

The Board, including the independent Board members, concluded that the Fund’s performance was acceptable overall taking into consideration the factors discussed above.

Cost Of The Services Provided And Profits Realized From The Relationships With The Fund.

The Board members considered the fees paid to GEAM by the Fund, as well as those paid to each of the sub-advisers by GEAM, and the cost of the services provided by GEAM and each of the sub-advisers to the Fund. The Board members reviewed the information they had requested from GEAM and each of the sub-advisers concerning their profitability.

The Board members considered the profit margin information for GEAM’s investment company business as a whole, as well as GEAM’s profitability data for the Fund. The Board members reviewed GEAM’s assumptions and the methods of cost allocation used by GEAM in preparing Fund-specific profitability data. The Board members discussed with GEAM the basis for its belief that the methods of allocation used were reasonable for each area of its business. The Board members also considered information regarding the calculation methodology provided by each of the sub-advisers in preparing their profitability data.

Information was presented regarding the financial condition of GEAM and each of the sub-advisers for various past periods. The Board members noted and discussed the additional services provided by GEAM to the Fund compared to other similar mutual funds managed by GEAM, and noted the fact that GEAM, and not the Fund, pays the sub-advisory fees to the sub-advisers. GEAM reviewed the services related to the allocation of assets among, and oversight of, multiple sub-advisers as a result of the Fund’s multi-manager structure. The Board noted that GEAM, and not the Fund, pays the sub-advisory fees to each of the sub-advisers out of its advisory fee. The Board members determined that GEAM and each of the sub-advisers should be entitled to earn a reasonable level of profits for the services they provide to the Fund. The Board members also recognized that GEAM had made significant investments in its business in the past, and that GEAM continues to make substantial investments in fulfilling its obligations to the Fund and supporting its Fund-related activities.

25

Advisory and Administrative Agreement Approvals and Renewals	(unaudited)

Based on their review, the Board, including the independent Board members, concluded that they were satisfied that the level of profitability achieved by GEAM and each of the sub-advisers from their relationship with the Fund was not unreasonable or excessive.

The Extent To Which Economies Of Scale Would Be Realized As The Fund Grows And Whether Fee Levels Would Reflect Such Economies Of Scale.

Although the Board noted that the Fund did not experience significant growth in assets over the past year, the Board members considered the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale for the benefit of Fund investors.

The Board members considered the substantial infrastructure investments that GEAM has made with respect to its operations and its commitment to continue investing resources to enhance services to Fund shareholders. The Board members recognized the benefits to the Fund of GEAM’s past investment in its operations through the expenditure of sums to support its substantial infrastructure, and that, with respect to all GEAM managed mutual funds, GEAM has not yet fully recouped that investment. The Board members also recognized the benefits to the Fund of being able to leverage a favorable cost structure achieved with respect to the Fund’s other operating expenses as a result of GEAM’s large overall base of assets under management and its vendor management practices.

Comparison Of Services To Be Rendered And Fees To Be Paid.

The Board members discussed the services provided to the Fund by GEAM and each of the sub-advisers, and the fees charged for those services, including the services required of GEAM to oversee multiple sub-advisers. The Board members reviewed information concerning the fee and expense ratios for the Fund and comparative information with respect to peer groupings of mutual funds prepared by Morningstar. They discussed that the Fund’s figures were within the applicable peer group ranges, although at the higher end of the ranges. The Board members reviewed comparative mutual fund and/or other account fee information provided by each of the sub-advisers. The Board, including the independent Board members, concluded that, based on this information, the advisory fee and the sub-advisory fees paid to each of the sub-advisers were reasonable in relation to the services provided to the Fund.

Fall-Out Benefits.

The Board members considered other actual and potential financial benefits that GEAM and each of the sub-advisers may derive from their respective relationships with the Fund, including, to the extent applicable, soft dollar commission benefits generated through Fund portfolio transactions. The Board members noted, however, that the Fund benefits from the vast array of resources available through GEAM, and that the Fund represents only a small portion of the assets managed by GEAM.

Conclusion.

No single factor was determinative to the Board’s decision. Based on their discussion and such other matters as were deemed relevant, the Board, including the independent Board members, concluded that renewal of the investment advisory and each sub-advisory agreement was in the best interests of the Fund and its shareholders.

26

Additional Information	(unaudited)

Information about Directors and Executive Officers:

The business and affairs of the Funds are managed under the direction of the Funds’ Board of Directors. Information pertaining to the Directors and officers of the Funds is set forth below.

Interested Directors and Executive Officers

Michael J. Cosgrove

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    62

Position(s) Held with Fund    Chairman of the Board and President

Term of Office and Length of Time Served    Until successor is elected and qualified – 15 years

Principal Occupation(s) During Past 5 years    President of Mutual Funds and Global Investment Programs of GEAM since November 2011; President and Chief Executive Officer – Mutual Funds and Intermediary Business of GEAM from March 2007 to November 2011; Executive Vice President of GEAM from February 1997 to March 2007; and Executive Vice President-Mutual Funds of GEAM from March 1993 to March 2007.

Number of Portfolios in Fund Complex Overseen by Director    28

Other Directorships Held by Director    Chairman of the Board and President of GE Institutional Funds since 1997; Trustee of Elfun Funds, GE Savings & Security Funds, General Relief and Loan Fund and General Electric Pension Trust since 1988; Director of GEAM since 1988; Trustee of Fordham University from 2002 to June 30, 2010 and since July 2011; Director of Skin Cancer Foundation since August 2010; Board of Governors for the Investment Company Institute; Director, GE Asset Management (Ireland) Limited, since February 1999, GE Asset Management Funds Plc since 1998, GE Asset Management Canada Company since 1998, GE Asset Management Limited since 1998 and GEAM since 1988; Chairman of the Board and President of GE Funds from 1993 to February 2011; and Trustee, GE Volunteers from 1993 to June 2010.

Matthew J. Simpson

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    50

Position(s) Held with Fund    Director and Executive Vice President

Term of Office and Length of Time Served    Until successor is elected and qualified – 4 years

Principal Occupation(s) During Past 5 years    Executive Vice President, General Counsel and Secretary of GEAM since July 2007; Secretary of Elfun Funds and GE Savings & Security Funds since July 2007; Senior Vice President and General Counsel – Marketing and Client Services (formerly Asset Management Services) at GEAM and Senior Vice President and General Counsel of GE Asset Management Services from February 1997 to July 2007; Vice President and Associate General Counsel of GEAM from October 1992 to February 1997; Secretary of GE Institutional Funds and GE Investments Funds, Inc. from 1997 to July 2007 and Vice President from September 2003 to July 2007; Assistant Secretary of Elfun Funds and GE Savings & Security Funds from 1998 to July 2007 and Vice President from October 2003 to July 2007; and Secretary of GE Funds from 1993 to July 2007 and Vice President from September 2003 to July 2007.

Number of Portfolios in Fund Complex Overseen by Director    28

Other Directorships Held by Director    Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since July 2007; Trustee of GE Institutional Funds since July 2007; Director of GEAM since July 2007; and Trustee of GE Funds from July 2007 to February 2011.

27

Additional Information	(unaudited)

Joon Won Choe

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    42

Position(s) Held with Fund    Vice President & Secretary

Term of Office and Length of Time Served    Until successor is elected and qualified – Vice President and Secretary – 1 year

Principal Occupation(s) During Past 5 years    Senior Vice President and Deputy General Counsel at GEAM since March 2011; Vice President and Secretary of GE Institutional Funds since September 2010; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since September 2010; Senior Vice President and Associate General Counsel at GEAM from June 2010 to March 2011 and Vice President and Associate General Counsel at GEAM from November 2005 to June 2010.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Robert Herlihy

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    44

Position(s) Held with Fund    Chief Compliance Officer

Term of Office and Length of Time Served    Until successor is elected and qualified — 6 years

Principal Occupation(s) During Past 5 years    Chief Compliance Officer of GEAM, GE Institutional Funds, Elfun Funds, and GE Savings & Security Funds since July 2005; Chief Compliance Officer of GE Funds from July 2005 to February 2011; and Manager of Fund Administration at GEAM from 2002 – 2005.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Arthur A. Jensen

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    45

Position(s) Held with Fund    Treasurer

Term of Office and Length of Time Served    Until successor is elected and qualified – less than 1 year

Principal Occupation(s) During Past 5 Years    Treasurer of GE Institutional Funds, Elfun Funds and GE Savings & Security Funds since June 2011; Mutual Funds Controller of GEAM since April 2011; Senior Vice President at Citigroup from 2008 to 2010 and Vice President at JPMorgan from 2005 to 2008.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

28

Additional Information	(unaudited)

Jeanne M. LaPorta

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    46

Position(s) Held with Fund    Vice President

Term of Office and Length of Time Served     Until successor is elected and qualified – 8 years

Principal Occupation(s) During Past 5 Years    Senior Vice President and Commercial Administrative Officer of GEAM since April 2010; Vice President of GE Institutional Funds since July 2003; Vice President of Elfun Funds and GE Savings & Security Funds since October 2003; Vice President and Secretary of GE Funds from July 2007 to February 2011; Senior Vice President and Deputy General Counsel of GEAM from October 2007 to April 2010; Vice President and Assistant Secretary of GE Funds from September 2003 to July 2007 and Assistant Secretary of Elfun Funds and GE Savings & Security Funds from July 2003 to June 2010; and Vice President and Associate General Counsel – Marketing and Client Services (formerly Asset Management Services) at GEAM from May 1997 to October 2007.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Non-Interested Directors

John R. Costantino

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    65

Position(s) Held with Fund    Director

Term of Office and Length of Time Served    Until successor is elected and qualified – 15 years

Principal Occupation(s) During Past 5 years    General Partner, NGN Capital LLC since 2006; Managing Director, Vice President of Walden Capital Management since 1996.

Number of Portfolios in Fund Complex Overseen by Director    20

Other Directorships Held by Director    Trustee of GE Institutional Funds since 1997; Trustee of Fordham University from 1989 to 1995 and from 2001 to 2007 and Trustee Emeritus since 2007; Trustee of Neuroscience Research Institute since 1986; Trustee of GE Funds from 1993 to February 2011; Trustee of Gregorian University Foundation from 1992-2007 and Director of Artes Medical from 2006-2008.

29

Additional Information	(unaudited)

R. Sheldon Johnson

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    65

Positions(s) Held with Fund    Director

Term of office and Length of Time served    Unit Successor is elected and qualified – less than 1 year.

Principal Occupation(s) During Past 5 years    Head of Global Institutional Equity Sales and Marketing at Morgan Stanley & Co., Inc. from 2002 to 2006 and Managing Director at Morgan Stanley & Co., Inc. from 1988 to 2006.

Number of Portfolios in Fund Complex Overseen by Director    20

Other Directorships Held by Director    Trustee of GE Institutional Funds since April 2011 and Trustee of St. Lawrence University since 2003.

Donna M. Rapaccioli

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    49

Position(s) Held with Fund    Director

Term of Office and Length of Time Served    Until successor is elected and qualified – Less than 1 year

Principal Occupation(s) During Past 5 Years    Dean of the Gabelli School of Business since 2007 and Accounting professor since 1987 at Fordham University.

Number of Portfolios in Fund Complex Overseen by Officer    20

Other Directorships Held by Director    Trustee of GE Institutional Funds since January 2012 and Trustee of Emmanuel College since 2010.

The Statement of Additional Information for the Funds includes additional information about the Directors and Officers and is available, without charge, upon request by calling 1-800-242-0134.

30

Investment Team	(unaudited)

Investment Adviser and Administrator

GE Asset Management Incorporated

Board of Directors

Michael J. Cosgrove, Chairman

John R. Costantino

R. Sheldon Johnson*

Donna M. Rapaccioli**

Matthew J. Simpson

Secretary

Joon Won Choe

Assistant Secretary

Michelle Matzelle

Treasurer

Arthur A. Jensen (effective June 6, 2011)

Assistant Treasurer

Casey Yantosca

Distributor

GE Investment Distributors, Inc.

Member FINRA and SIPC

Custodian

State Street Bank & Trust Company

Officers of the Investment Adviser

Dmitri Stockton, President and Chief Executive Officer (since May 2011)†

Cheryl H. Beacock, Senior Vice President, Human Resources

George A. Bicher, Chief Risk Officer

Paul M. Colonna, President and Chief Investment Officer – Fixed Income

Michael J. Cosgrove, President of Mutual Funds and Global Investment Programs

Gregory B. Hartch, Senior Vice President – Strategy and Business Development Leader

Ralph R. Layman, President and Chief Investment Officer – Public Equities

Maureen B. Mitchell, President of Global Sales and Marketing

Steven M. Rullo, Senior Vice President – Services and Technology

Matthew J. Simpson, Executive Vice President, General Counsel and Secretary

Donald W. Torey, President and Chief Investment Officer – Alternative Investments

David Wiederecht, President and Chief Investment Officer – Investment Strategies

Tracie A. Winbigler, Executive Vice President, Chief Financial Officer (since January 2011)

*	Mr. Johnson was elected as a Director of the Funds effective April 1, 2011.
**	Ms. Rapaccioli was elected as a Director of the Funds effective January 1, 2012.
†	Effective May 1, 2011, Mr. Stockton replaced James W. Ireland as President and Chief Executive Officer.

At GE Asset Management, we’re dedicated to providing the investment options you’ll need to tailor your financial portfolio to every stage of your life. Each member of the GE Family of Funds is managed according to the same principles of integrity and quality that have guided GE over the past century, and have made it the world-class company that it is today. Each fund draws strength from a heritage of investment management experience that spans more than 80 years. Whether you’re creating a new investment portfolio or adding to an established one, the GE Family of Funds offers an array of professionally managed investment options that will help you meet a lifetime of financial needs.

31

Investment Adviser

GE Asset Management Incorporated

1600 Summer Street

Stamford, CT 06905

or at:

PO Box 7900

Stamford, CT 06904-7900

Distributor

GE Investment Distributors, Inc.

member FINRA and SIPC

1600 Summer Street

Stamford, CT 06905

or at:

PO Box 7900

Stamford, CT 06904-7900

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-493-3042; (ii) on the Fund’s website at http://www.geam.com; and (iii) on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC—information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at http://www.geam.com; and (ii) on the Commission’s website at http://www.sec.gov.

GE Investments Funds, Inc.

International Equity Fund

Annual Report

December 31, 2011

GE Investments Funds, Inc.

International Equity Fund	Contents

This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract’s current prospectus and the current summary prospectus of the Fund available for investments thereunder.

Notes to Performance	December 31, 2011

The information provided on the performance pages relates to the GE Investments International Equity Fund (the “Fund”).

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Total returns shown are net of Fund fees and expenses but do not reflect fees and charges associated with the variable contracts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the Fund’s total returns for all periods shown.

The performance data quoted represents past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Periods less than one year are not annualized. Please call 800-493-3042 or visit the Fund’s website at http://www.geam.com for the most recent month-end performance data.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in the Fund is subject to risk, including possible loss of principal invested.

GE Investment Distributors, Inc., Member of FINRA & SIPC, is the principal underwriter and distributor of the GE Investments Funds, Inc. and a wholly owned subsidiary of GE Asset Management Incorporated, the investment adviser of the Fund.

The MSCI® EAFE® Index is an unmanaged market capitalization-weighted index of equity securities of companies domiciled in various countries. The Index is designed to represent the performance of developed stock markets outside the U.S. and Canada. The results shown for the foregoing index assume the reinvestment of net dividends or interest and do not reflect fees, expenses or taxes. They do not reflect the actual cost of investing in the instruments that comprise the index.

The peer universe of the underlying annuity funds used for the peer group average annual total return calculation is based on a blend of Morningstar peer categories, as shown. Morningstar is an independent mutual fund rating service. A Fund’s performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to that of the Fund.

©2012 Morningstar, Inc. All Rights Reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damage or losses relating from any use of this information. Past performance is no guarantee of future results.

1

International Equity Fund

(unaudited)

Ralph R. Layman

President and Chief Investment Officer — Public Equities

The International Equity Fund is managed by a team of portfolio managers that includes Brian Hopkinson, Ralph R. Layman, Paul Nestro, Jonathan L. Passmore and Michael J. Solecki. As lead portfolio manager for the Fund, Mr. Layman oversees the entire team and assigns a portion of the Fund to each manager, including himself. Each portfolio manager is limited to the management of his or her portion of the Fund, the size of the portion which Mr. Layman determines on an annual basis. The portfolio managers do not operate independently of each other; rather, the team operates collaboratively, communicating purchases or sales of securities on behalf of the Fund.

Ralph R. Layman is President and Chief Investment Officer — Public Equities and a Director at GE Asset Management. He manages the overall equity investments for GE Asset Management. Mr. Layman has led the team of portfolio managers for the International Equity Fund since 1997. Mr. Layman joined GE Asset Management in 1991 as Senior Vice President for International Investments; became an Executive Vice President in 1992, served as President —International Equities from March 2007 to 2009 and has served as President and Chief Investment Officer — Public Equities since July 2009.

Brian Hopkinson is a Senior Vice President of GE Asset Management. He has been a portfolio manager for the Fund since 1997. Prior to joining GE Asset Management, Mr. Hopkinson worked for Fiduciary Trust International in both London and New York.

Paul Nestro is a Senior Vice President of GE Asset Management. He has been a member of the portfolio management team for the International Equity Fund since February 2007. Mr. Nestro joined GE Asset Management in 1993 as a performance and attribution analyst in domestic equities. He became a senior performance and attribution analyst in 1994 and since 1996 has been an analyst and portfolio manager in the international equities group.

Jonathan L. Passmore is a Senior Vice President of GE Asset Management. He has served as a portfolio manager of the International Equity Fund since January 2002. Prior to joining GE Asset Management in January 2001, he was with Merrill Lynch for six years, most recently as Director, international equities.

Michael J. Solecki is a Senior Vice President and Co-Chief Investment Officer — International Equities at GE Asset Management. He has served as a portfolio manager of the International Equity Fund since September 1997. He joined GE Asset Management in 1990 as an international equity analyst. He became a Vice President for international equity portfolios in 1996 and Senior Vice President in 2000.

Q.	How did the International Equity Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended December 31, 2011?

A.	For the twelve-month period ended December 31, 2011, the International Equity Fund returned -16.99% for Class 1 shares. The MSCI EAFE Index, the Fund’s benchmark, returned -12.14% and the Fund’s Morningstar peer group of 141 U.S. Insurance Foreign Large Blend Funds returned an average of -13.68% over the same period.

Q.	What factors affected the Fund’s performance?

A.

Macro-economic and geopolitical issues dominated sentiment for much of the year. The European sovereign debt crisis was a constant influence but had a harsher, negative impact during the third quarter when the crisis moved from Greece to concerns that Italy, a much more indebted country, might struggle to roll over its debt. In addition, aggressive austerity measures introduced by European countries, while fiscally responsible, increased the risk of recession. Meanwhile, accelerating fears that China may experience an economic “hard-landing” added to the negative market sentiment. For much of the year, strong corporate results acted as a counter to the negative news, but in the third

2

(unaudited)

quarter, the weight of that news took stocks sharply lower before recovering slightly toward the end of the year.

Q.	What were the primary drivers of Fund performance?

A.	Despite being underweight, even modest positions in BNP Paribas (France), Lloyds Banking Group (UK) and Unicredit (Italy) had a disproportionately negative impact on the Fund’s performance due to the European debt crisis. In the energy sector, the Fund’s holding in Paladin, an Australian uranium miner fell sharply after the Japanese earthquake/tsunami destroyed several nuclear reactors. From an allocation perspective, the Fund’s underweight in healthcare and the Pacific Rim region were negative while the Fund’s underweight in Japan and overweight in the U.K. were positive. The overweight in Emerging Markets had a negative impact. Stocks in the information technology sector were the top positive contributors, including Samsung Electronics, Taiwan Semiconductor and UK-based Autonomy, which was bought out by Hewlett Packard in an all-cash transaction.

Q.	Were there any significant changes to the Fund during the period?

A.	The Fund’s underweight in consumer discretionary stocks was reduced with the addition of WPP (advertising), LVMH (luxury goods) and autos. The Fund’s underweight in healthcare was increased with the elimination of Roche Holdings. The Fund’s overweights in industrials and materials were reduced as more cyclical stocks screened less well in a deteriorating economic environment; but IT holdings were increased selectively through the addition of Hexagon (measuring software) and SAP (enterprise software). Cash increased by year-end to approximately 2.5%.

3

International Equity Fund

(unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2011.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Additionally, the expenses shown do not reflect the fees or charges associated with variable contracts through which shares of the Fund are offered.

July 1, 2011 – December 31, 2011

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return**	1,000.00	814.10	9.88
Hypothetical 5% Return (2.5% for the period)	1,000.00	1,014.32	10.97

*	Expenses are equal to the Fund’s annualized expense ratio of 2.16% (for the period July 1, 2011 – December 31, 2011), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
**	Actual Fund Return for the six-month period ended December 31, 2011 was: -18.59%. Past performance does not guarantee future results.

4

International Equity Fund	(unaudited)

Investment Profile

A mutual fund designed for investors who seek long-term growth of capital. The Fund seeks its objective by investing at least 80% of its net assets under normal circumstances in equity securities, such as common and preferred stocks. The Fund invests primarily in companies in both developed and emerging market countries outside the United States.

Morningstar Performance Comparison

Based on average annual returns for periods ended 12/31/11

	One Year	Five Year	Ten Year
Number of funds in peer group	141	100	60
Peer group average annual total return	-13.68%	-4.88%	3.69%
Morningstar category in peer group: U.S. Insurance Foreign Large Blend.

Sector Allocation

as a % of Fair Value of $10,005 (in thousands) on December 31, 2011 (b)(c)

Top Ten Largest Holdings

as of December 31, 2011 (as a % of Fair Value) (b)(c)

Royal Dutch Shell PLC	3.69%
Nestle S.A.	2.88%
HSBC Holdings PLC	2.41%
Linde AG	2.31%
Novartis AG	2.20%
Diageo PLC	2.14%
Vodafone Group PLC	2.12%
Suzuki Motor Corp.	2.07%
BHP Billiton PLC	2.01%
Prudential PLC	1.87%

Change in Value of a $10,000 Investment (a)

Class 1 Shares

Average Annual Total Return

for the Periods Ended December 31, 2011

Class 1 Shares (Inception date: 5/1/95)

	One Year	Five Year	Ten Year	Ending value of a $10,000 investment (a)
International Equity Fund	-16.99%	-5.84%	2.87%	$13,276
MSCI EAFE Index	-12.14%	-4.72%	4.67%	$15,780

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.
b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.
(c)	Fair Value basis is inclusive of short-term investment in GE Institutional Money Market Fund Investment Class.

See Notes to Performance on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. The performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and does not reflect the fees or charges that would be associated with variable contracts through which shares of the Fund are offered.

5

International Equity Fund

Schedule of Investments	December 31, 2011

International Equity Fund

	Number of Shares	Fair Value

Common Stock — 96.4% †

Australia — 1.9%

Brambles Ltd.	16,586	$121,748
Lynas Corporation Ltd.	62,680	67,151	(a)
		188,899

Brazil — 1.6%

Petroleo Brasileiro S.A. ADR	4,583	107,655	(c)
Vale S.A. ADR	2,552	52,571
		160,226

Canada — 4.2%

Canadian Natural Resources Ltd.	2,056	77,031
Kinross Gold Corp.	8,247	94,194
Potash Corporation of Saskatchewan Inc.	3,561	147,266
Suncor Energy Inc.	3,494	100,814
		419,305

China — 1.8%

Baidu Inc. ADR	1,065	124,041	(a)
Bank of China Ltd.	139,998	51,734
		175,775

Denmark — 0.3%

Carlsberg A/S	468	33,105

France — 10.2%

Accor S.A.	264	6,712
AXA S.A.	6,831	89,076	(c)
BNP Paribas S.A.	3,562	140,339	(c)
Cap Gemini S.A.	2,235	70,053
Cie Generale d’Optique Essilor International S.A.	2,260	160,040
European Aeronautic Defence and Space Company N.V.	1,724	54,048
LVMH Moet Hennessy Louis Vuitton S.A.	597	84,784
Safran S.A.	5,303	159,745
Schneider Electric S.A.	626	33,058
Total S.A.	1,048	53,738
Vallourec S.A.	1,491	97,087
VInci S.A.	1,681	73,671
		1,022,351

Germany — 10.1%

Adidas AG	1,383	90,234
Bayer AG	1,529	98,053	(a)
Daimler AG	512	22,545
Deutsche Boerse AG	1,115	58,636	(a)
Fresenius SE & Company KGaA	1,578	146,425

	Number of Shares	Fair Value

Linde AG	1,546	$230,698
Metro AG	883	32,325
SAP AG	2,501	132,627
Siemens AG	1,505	144,458
ThyssenKrupp AG	2,378	54,717
		1,010,718

Hong Kong — 3.0%

AIA Group Ltd.	45,426	141,836
Hutchison Whampoa Ltd.	11,153	93,772
Wharf Holdings Ltd.	14,581	66,084
		301,692

India — 1.1%

ICICI Bank Ltd.	3,582	46,116
Larsen & Toubro Ltd.	2,041	38,245
Power Grid Corporation of India Ltd.	15,867	29,908
		114,269

Ireland — 1.0%

WPP PLC	9,237	96,970

Italy — 0.4%

ENI S.p.A	1,763	36,641

Japan — 12.4%

Daikin Industries Ltd.	3,000	82,194
FANUC Corp.	800	122,485
Fast Retailing Company Ltd.	100	18,196
Mitsubishi Corp.	4,900	99,032
Mitsubishi Heavy Industries Ltd.	10,000	42,631
SMC Corp.	500	80,712
Softbank Corp.	4,600	135,537
Sony Financial Holdings Inc.	6,200	91,380
Sumitomo Realty & Development Company Ltd. (REIT)	4,000	70,081
Suzuki Motor Corp.	10,000	206,914
The Bank of Yokohama Ltd.	20,129	95,229
Toyota Motor Corp.	1,346	44,873
Unicharm Corp.	3,000	147,972
		1,237,236

Mexico — 0.8%

America Movil SAB de C.V. ADR	3,398	76,795

Netherlands — 2.9%

ING Groep N.V.	11,793	85,118	(a)
Koninklijke Ahold N.V.	1,952	26,366
Koninklijke Philips Electronics N.V.	2,647	55,941
Unilever N.V.	3,416	117,824
		285,249

Russian Federation — 0.3%

Mobile Telesystems OJSC ADR	1,888	27,716

Singapore — 1.1%

United Overseas Bank Ltd.	9,590	112,937

See Notes to Schedule of Investments and Notes to Financial Statements.

6

International Equity Fund

Schedule of Investments	December 31, 2011

	Number of Shares	Fair Value

South Africa — 0.5%

MTN Group Ltd.	2,697	$48,014

South Korea — 3.3%

Hyundai Motor Co.	550	101,693	(a)
Samsung Electronics Company Ltd.	180	165,312
Samsung Electronics Company Ltd. GDR	139	64,037
		331,042

Spain — 1.5%

Banco Santander S.A.	10,256	78,152	(c)
Telefonica S.A.	4,156	72,214
		150,366

Sweden — 1.9%

Hexagon AB	5,245	78,729
Telefonaktiebolaget LM Ericsson	10,728	110,170
		188,899

Switzerland — 8.0%

Credit Suisse Group AG	2,248	53,058
Nestle S.A.	4,991	288,219
Novartis AG	3,826	219,716
Syngenta AG	527	154,983
Zurich Financial Services AG	360	81,809
		797,785

Taiwan — 2.2%

Delta Electronics Inc.	15,000	35,668
Taiwan Semiconductor Manufacturing Company Ltd.	70,634	176,824
Taiwan Semiconductor Manufacturing Company Ltd. ADR	691	8,921
		221,413

United Kingdom — 25.9%

Aggreko PLC	2,361	74,008
BG Group PLC	6,538	139,862	(a)
BHP Billiton PLC	6,882	200,805	(c)
Diageo PLC	9,847	215,240
G4S PLC††	12,059	50,938
G4S PLC††	2,583	10,837

	Number of Shares	Fair Value

HSBC Holdings PLC	31,537	$240,672
Lloyds Banking Group PLC	212,695	85,629	(a,c)
National Grid PLC	19,167	186,172
Prudential PLC	18,822	186,769	(c)
Reckitt Benckiser Group PLC	3,354	165,756
Rio Tinto PLC	3,487	169,348
Royal Dutch Shell PLC	10,014	368,993
Standard Chartered PLC	6,181	135,347
Tesco PLC	16,232	101,775
The Capita Group PLC	4,561	44,550
Vodafone Group PLC	76,152	211,724	(c)
		2,588,425

Total Common Stock (Cost $10,159,203)		9,625,828
Preferred Stock — 1.6%
Volkswagen AG (Cost $125,980)	1,069	160,629
Other Investments — 0.1%
GEI Investment Fund (Cost $9,314)		8,941	(d)

Total Investments in Securities (Cost $10,294,497)		9,795,398
Short-Term Investments — 2.1%
GE Institutional Money Market Fund Investment Class 0.06% (Cost $209,214)		209,214	(b,d)

Total Investments (Cost $10,503,711)		10,004,612

Liabilities in Excess of Other Assets, net — (0.2)%		(16,431)

NET ASSETS — 100.0%		$9,988,181

See Notes to Schedule of Investments and Notes to Financial Statements.

7

International Equity Fund

Schedule of Investments	December 31, 2011 (unaudited)

Other Information

The Fund was invested in the following categories at December 31, 2011:

Industry	Percentage (based on Fair Value)
Diversified Financial Services	9.76%
Integrated Oil & Gas	8.07%
Automobile Manufacturers	5.36%
Wireless Telecommunication Services	5.00%
Diversified Metals & Mining	4.37%
Life & Health Insurance	4.20%
Semiconductors	4.15%
Packaged Foods & Meats	4.06%
Industrial Machinery	3.43%
Pharmaceuticals	3.18%
Household Products	3.14%
Fertilizers & Agricultural Chemicals	3.02%
Industrial Conglomerates	2.94%
Industrial Gases	2.31%
Distillers & Vintners	2.15%
Aerospace & Defense	2.14%
Diversified Support Services	1.96%
Multi-Utilities	1.86%
Apparel, Accessories & Luxury Goods	1.75%
Multi-Line Insurance	1.71%
Healthcare Supplies	1.60%
Healthcare Services	1.46%
Diversified Real Estate Activities	1.36%
Application Software	1.33%
Food Retail	1.28%
Internet Software & Services	1.24%
Construction & Engineering	1.12%
Communications Equipment	1.10%
Steel	1.07%
Trading Companies & Distributors	0.99%
Advertising	0.97%
Regional Banks	0.95%
Gold	0.94%
Building Products	0.82%
Electronic Equipment & Instruments	0.79%
Oil & Gas Exploration & Production	0.77%
Integrated Telecommunication Services	0.72%
IT Consulting & Other Services	0.70%
Security & Alarm Services	0.61%
Specialized Finance	0.58%
Diversified Capital Markets	0.52%
Human Resource & Employment Services	0.45%
Electronic Components	0.36%
Brewers	0.33%
Electrical Components & Equipment	0.33%
Hypermarkets & Super Centers	0.32%
Electric Utilities	0.30%
Apparel Retail	0.18%
Hotels, Resorts & Cruise Lines	0.07%

97.82%

Short-Term and Other Investments	Percentage (based on Fair Value)
Short-Term	2.09%
Other Investments	0.09%

2.18%

100.00%

See Notes to Schedule of Investments and Notes to Financial Statements.

8

Notes to Schedule of Investments	December 31, 2011

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities information regarding holdings, allocations and other characteristics are presented to illustrate examples of securities that the Fund have bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security. See the Fund’s summary prospectus and statutory prospectus for complete descriptions of investment objectives, policies, risks and permissible investments

(a)	Non-income producing security.

(b)	Coupon amount represents effective yield.

(c)	At December 31, 2011 , all or a portion of this security was reserved and/or pledged to cover collateral requirements for futures, options, forward foreign currency contracts and/or TBA’s.
(d)	GE Asset Management, the investment adviser of the Fund, also serves as investment adviser of the GEI Investment Fund and the GE Institutional Money Market Fund.

†	Percentages are based on net assets as of December 31, 2011 .

††	Security traded on different exchanges.

Abbreviations:

ADR	American Depository Receipt

GDR	Global Depository Receipt

REIT	Real Estate Investment Trust

9

Financial Highlights

Selected data based on a share outstanding throughout the fiscal years indicated

	CLASS 1
	12/31/11		12/31/10		12/31/09		12/31/08		12/31/07
Inception date	—		—		—		—		5/1/95
Net asset value, beginning of period	$0.51		$0.49		$0.39		$14.67		$14.08
Income/(loss) from investment operations:
Net investment income (loss)	0.00	†	0.00	†**	0.01		0.51		0.23
Net realized and unrealized gains/(losses) on investments	(0.09)		0.02		0.10		(7.04)		2.98
Total income/(loss) from investment operations	(0.09)		0.02		0.11		(6.53)		3.21
Less distributions from:
Net investment income	0.00	†	0.00	†	0.01		0.51		0.23
Net realized gains	0.00	†	—		0.00		7.24		2.39
Total distributions	—		0.00	†	0.01		7.75		2.62
Net asset value, end of period	$0.42		$0.51		$0.49		$0.39		$14.67
TOTAL RETURN (a)	(16.99)%		4.85%		27.68%		(45.83)%		22.98%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$9,988		$15,240		$18,307		$17,920		$84,272
Ratios to average net assets:
Net investment income	0.49%		0.75%		1.28%		2.57%		1.30%
Net expenses	2.16	%(b,c)	1.67	%(b,c)	1.68	%(b,c)	1.18	%(b,c)	1.13%
Gross expenses	2.37%		1.91%		1.88%		1.29%		1.13%
Portfolio turnover rate	39%		41%		46%		41%		32%

Notes to Financial Highlights

(a)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions and do not include the effect of insurance contract charges. Past performance does not guarantee future results.
(b)	Reflects GE Asset Management’s waiver of a portion of the Fund’s management fee in an amount equal to the management fee earned by GEAM with respect to the Fund’s investment in the GE Institutional Money Market Fund or prior to 2011, in another affiliated money market fund formerly managed by GEAM.
(c)	Reflects GE Asset Management’s contractual arrangement with GE Investments Funds, Inc. to limit the Fund’s management fee to 0.80% of the average daily net assets of the Fund.
**	Per share values have been calculated using the average share method.
†	Less than 0.005 per share.

The accompanying Notes are an integral part of these financial statements.

10

Statement of Assets and Liabilities December 31, 2011

ASSETS
Investments in securities, at Fair Value (cost $10,285,183)	$ 9,786,457
Investments in affiliated securities, at Fair Value (cost $9,314)	8,941
Short-term affiliated investments (at amortized cost)	209,214
Restricted cash	80,557
Foreign cash (cost $977)	977
Receivable for investments sold	57,687
Receivable for fund shares sold	47
Income receivables	45,948
Variation margin receivable	13
Other assets	93
TOTAL ASSETS	10,189,934

LIABILITIES
Payable for investments purchased	67,399
Payable for fund shares redeemed	9,251
Payable to GEAM	12,226
Accrued custody and accounting expenses	61,612
Accrued other expenses	51,265
TOTAL LIABILITIES	201,753
NET ASSETS	$ 9,988,181

NET ASSETS CONSIST OF :
Capital paid in	19,052,564
Undistributed (distribution in excess of) net investment income	(1,889)
Accumulated net realized gain (loss)	(8,567,172)
Net unrealized appreciation / (depreciation) on:
Investments	(499,099)
Foreign currency related transactions	3,777
NET ASSETS	$ 9,988,181

Class 1

NET ASSETS	9,988,181
Shares outstanding ($0.01 par value; unlimited shares authorized)	24,008,962
Net asset value per share	$0.42

The accompanying Notes are an integral part of these financial statements.

11

Statement of Operations For the period ending December 31, 2011

INVESTMENT INCOME
Income:
Dividend	$365,103
Interest	2,780
Interest from affiliated investments	490
Less: Foreign taxes withheld	(33,874)
Total Income	334,499

Expenses
Advisory and administration fees	126,766
Distribution fees
Class 4*	11
Transfer agent fees	2,615
Director’s fees	573
Custody and accounting expenses	105,418
Professional fees	19,952
Printing costs	26,941
Other expenses	16,388
Total expenses before waiver and reimbursement	298,664
Less: Expenses reimbursed by the adviser	(25,280)
Less: Expenses waived or borne by the adviser	(671)
Net expenses	272,713
Net investment income	61,786

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on:
Investments	294,897
Futures	(98,581)
Foreign currency transactions	6,987

Increase (decrease) in unrealized appreciation/ (depreciation) on:
Investments	(2,436,428)
Futures	(440)
Foreign currency transactions	(1,111)
Net realized and unrealized gain (loss) on investments	(2,234,676)
Net decrease in net assets resulting from operations	$(2,172,890)

*	Share Class 4 was closed effective April 30, 2011.

The accompanying Notes are an integral part of these financial statements.

12

Statements of Changes in Net Assets
	Year Ended December 31, 2011	Year Ended December 31, 2010

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$61,786	$118,231
Net realized gain (loss) on investments, futures and foreign currency transactions	203,303	(1,135,368)
Net increase (decrease) in unrealized appreciation / (depreciation) on investments, futures and foreign currency transaction	(2,437,979)	1,518,556
Net increase (decrease) from operations	(2,172,890)	501,419
Distributions to shareholders from :
Net investment income
Class 1	(77,797)	(112,991)
Class 4*	—	(23)
Total distributions	(77,797)	(113,014)
Increase (decrease) in net assets from operations and distributions	(2,250,687)	388,405
Share transactions :
Proceeds from sale of shares
Class 1	286,966	195,676
Class 4*	—	—
Value of distributions reinvested
Class 1	77,797	112,991
Class 4*	—	23
Cost of shares redeemed
Class 1	(3,364,996)	(3,764,231)
Class 4*	(7,845)	—
Net decrease from share transactions	(3,008,078)	(3,455,541)
Total decrease in net assets	(5,258,765)	(3,067,136)

NET ASSETS
Beginning of period	15,246,946	18,314,082
End of period	$9,988,181	$15,246,946
Undistributed (distribution in excess of) net investment income, end of period	$(1,889)	$694

CHANGES IN FUND SHARES

Class 1
Shares sold	609,797	422,267
Issued for distributions reinvested	189,749	221,551
Shares redeemed	(6,809,065)	(8,009,103)
Net increase (decrease) in fund shares	(6,009,519)	(7,365,285)

Class 4*
Shares sold	—	—
Issued for distributions reinvested	—	44
Shares redeemed	(14,009)	—
Net increase (decrease) in fund shares	(14,009)	44

*	Share Class 4 was closed effective April 30, 2011.

The accompanying Notes are an integral part of these financial statements.

13

Notes to Financial Statements	December 31, 2011

1. Organization	of the Company

GE Investments Funds, Inc. (the “Company”) was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is composed of fourteen investment portfolios (collectively the “Funds”), although only the following eleven are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, Premier Growth Equity Fund, Core Value Equity Fund, Mid-Cap Equity Fund, Small-Cap Equity Fund, International Equity Fund (the “Fund”), Total Return Fund, Income Fund, Money Market Fund and Real Estate Securities Fund.

Shares of the Funds of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. GE Asset Management Incorporated (“GEAM”) is the investment adviser and administrator of each of the Funds.

The Company currently offers one share class (Class 1) of the Fund as an investment option for variable life insurance and variable annuity contracts. Class 4 shares were first offered on May 1, 2008, and Fund shares outstanding prior to May 1, 2008 were designated as Class 1 shares. Effective April 30, 2011, Class 4 shares were closed and are no longer offered. On or about April 30, 2012, the Fund is expected to be liquidated. See Note 10 — Subsequent events.

2. Summary	of Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

The following summarizes the significant accounting policies of the Company.

Securities Valuation and Transactions.  All investments in securities are recorded at their estimated fair value, as described in Note 3.

Securities transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

The Fund’s income, expenses (other than distribution fees) and realized and unrealized gains and losses are allocated proportionally each day among the share classes based upon the relative net assets of each class.

Foreign Currency  Accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

All assets and liabilities of the Fund initially expressed in foreign currency values will be converted into U.S. dollars at the WM/Reuter exchange rate computed at 11:00 a.m., Eastern time.

The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the year. Such fluctuations are included in the net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of foreign securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities (including foreign currencies and open foreign currency contracts) as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

Derivatives  The Fund is subject to equity price risk, interest rate risk, credit risk, and foreign currency exchange risk in the normal course of pursuing its investment objective. The Fund may enter into derivative transactions to gain market exposure for residual and accumulating cash positions and for managing the duration of fixed-income investments.

Futures Contracts  A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. The Fund invested in futures for a variety of portfolio management purposes such

14

Notes to Financial Statements	December 31, 2011

as hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions, gaining market exposure for accumulating and residual cash positions, or when the transactions are economically appropriate to the reduction of risks inherent in the management of the Fund. Buying futures tends to increase a Fund’s exposure to the underlying instrument while selling futures tends to decrease a Fund’s exposure to the underlying instrument or to hedge other Fund investments. The Fund will not enter into a transaction involving futures for speculative purposes. With futures contracts, there is minimal counterparty credit risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all traded futures, guarantees the futures against default. The Fund’s risks in using these contracts include changes in the value of the underlying instruments, non- performance of the counterparties under the contracts’ terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain or loss on the expiration or closing of a futures contract.

Investments in Foreign Markets  Investments in foreign markets involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, restrictions on repatriation of income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which they invest. Such taxes are generally based upon income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

Investment Income  Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions which are recorded as soon after the ex-dividend date as such information becomes available. Withholding taxes in foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Interest income is recorded on the accrual basis. Accretion of discounts and amortization of premiums on taxable bonds are to the call or maturity date, whichever is shorter, using the effective yield method.

Expenses Fund specific expenses are allocated to the Fund that incurs such expenses. Such expenses may include custodial fees, legal and accounting fees, printing costs and registration fees. Expenses that are not fund specific are allocated pro rata across the Funds. Certain class specific expenses (such as distribution fees) are allocated to the class that incurs such expense. Expenses of the Fund are generally paid directly by the Fund however, expenses may be paid by GEAM and reimbursed by the Fund.

Federal Income Taxes  The Fund intends to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all its taxable net investment income and net realized capital gains to its shareholders. Therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes.

3.	Securities Valuation

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a framework for measuring fair value and providing related disclosures. Broadly, the framework requires fair value to be determined based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants at the measurement date. In the absence of active markets for the identical assets or liabilities, such measurements involve developing assumptions based on market observable data and, in the absence of such data, internal

15

Notes to Financial Statements	December 31, 2011

information that is consistent with what market participants would use in a hypothetical transaction that occurs at the measurement date. It also establishes a three-level valuation hierarchy based upon observable and non-observable inputs.

Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. Preference is given to observable inputs. These two types of inputs create the following fair value hierarchy:

Level 1 — Quoted prices for identical investments in active markets.

Level 2 — Quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

Level 3 — Significant inputs to the valuation model are unobservable.

Policies and procedures are maintained to value investments using the best and most relevant data available. In addition, pricing vendors are utilized to assist in valuing investments. GEAM performs periodic reviews of the methodologies used by independent pricing services including price validation of individual securities.

Fair Value Measurement  The following section describes the valuation methodologies the Fund uses to measure different financial investments at fair value.

The Fund’s portfolio securities are valued generally on the basis of market quotations. Equity securities generally are valued at the last reported sale price on the primary market in which they are traded. Portfolio securities listed on NASDAQ are valued using the NASDAQ Official Closing Price, Level 1 securities primarily include publicly-traded equity securities. If no sales occurred on the exchange or NASDAQ that day, the portfolio security generally is valued using the last reported bid price. In those circumstances the Fund classifies the investment securities in Level 2.

Short-term investments of sufficient credit quality with remaining maturities of sixty days or less at the time of purchase are typically valued on the basis of amortized cost which approximates fair value and these are included in Level 2.

If it is determined that amortized cost does not approximate fair value, securities may be valued based on dealer supplied valuations or quotations. In these infrequent circumstances, pricing services may provide the Fund with valuations that are based on significant unobservable inputs, and in those circumstances the investment securities are classified in Level 3.

The Fund uses the net asset value per unit for collective funds (i.e., GEI Investment Fund). The Fund classifies the investment security in Level 2.

If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Fund’s Board of Directors that are designed to establish its “fair” value. These securities are typically classified in Level 3. Those procedures require that the fair value of a security be established by a valuation committee of GEAM. The valuation committee follows different protocols for different types of investments and circumstances. The fair value procedures may be used to value any investment of the Fund in the appropriate circumstances.

Foreign securities may be valued with the assistance of an independent fair value pricing service in circumstances where it is believed that they have been or would be materially affected by events occurring after the close of the portfolio security’s primary market and before the close of regular trading on the NYSE. In these circumstances the Fund classifies the investment securities in Level 2. This independent fair value pricing service uses a proprietary model to identify affected securities, taking into consideration various factors, and the fair value of such securities may be something other than the last available quotation or other market price.

All assets and liabilities of the Fund initially expressed in foreign currency values will be converted into U.S. dollars at the WM/Reuters exchange rate computed at 11:00 a.m. Eastern time.

Fair value determinations generally are used for securities whose value is affected by a significant event that will materially affect the value of a security and which occurs subsequent to the time of the close of the principal market on which such security trades but prior to the calculation of the Fund’s NAV.

The value established for such a portfolio security may be different than what would be produced through the use of market quotations or another methodology. Portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may

16

Notes to Financial Statements	December 31, 2011

be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio security for the value established for it at any time and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Other financial investments are derivative instruments that are not reflected in total investments, such as futures, forwards, swaps, and written options contracts, which are valued based on fair value as discussed above.

The Fund uses closing prices for derivatives included in Level 1, which are traded either on exchanges or liquid over-the-counter markets. Derivative assets and liabilities included in Level 2 primarily represent interest rate swaps, cross-currency swaps and foreign currency and commodity forward and option contracts. Derivative assets and liabilities included in Level 3 primarily represent interest rate products that contain embedded optionality or prepayment features.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table presents the Fund’s investments measured at fair value on a recurring basis at December 31, 2011:

Investments	Level 1	Level 2	Level 3	Total
Investments in Securities†
Common Stock	$9,625,828	$—	$—	$9,625,828
Preferred Stock	160,629	—	—	160,629
Other Investments	—	8,941	—	8,941
Short-Term Investments	209,214	—	—	209,214
Total Investments in Securities	$9,995,671	$8,941	$—	$10,004,612

†	See Schedule of Investments for Industry Classification.

There were no significant transfers between the fair value levels. Transfers between fair value levels are considered to occur at the beginning of the period.

4.	Derivatives Transactions

Shown below are the derivative contracts entered into by the Fund, summarized by primary risk exposure as they appear on the Statement of Operations, all of which are not accounted for as hedging instruments under FASB Accounting Standards Codification (“ASC”) No. 815 Derivatives and Hedging as of December 31, 2011.

Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statement of Operations	Total Notional Amount of Futures Contracts Purchased/(Sold) ($)	Realized Gain or (Loss) on Derivatives Recognized in Income ($)	Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income ($)
Equity Contracts	Realized gain/(loss) on Futures, Increase/(decrease) in unrealized appreciation/ (depreciation) on Futures	3,379,300/(3,574,579)	(98,581)	(440)

5.	Line of Credit

The Company shares a revolving credit facility of up to $150 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company (“State Street”). The revolving credit facility requires the payment of a commitment fee equal to 0.100% (prior to November 2, 2011, the rate was 0.125%) per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. In addition, the Company has a $100 million uncommitted, unsecured line of credit with State Street. Generally, borrowings under the credit facilities would accrue interest at the Federal Funds Rate plus 50 basis points and would be borne by the borrowing Fund. The maximum amount allowed to be borrowed by any one Fund is the lesser of (i) 10% of its total assets, or (ii) 20% of its net assets. The credit facilities were not utilized by the Fund during the fiscal year ended December 31, 2011.

17

Notes to Financial Statements	December 31, 2011

6.	Compensation and Fees Paid to Affiliates

GEAM, a registered investment adviser, was retained by the Company’s Board of Directors effective May 1, 1997 to act as investment adviser and administrator of the Fund. Compensation of GEAM for investment advisory and administrative services is paid monthly based on the average daily net assets of the Fund. The advisory and administrative fee is stated in the following schedule:

Annualized based on average daily net assets
Average Daily Net Assets of Fund	Advisory and Administration Fees
First $100 million	1.00%
Next $100 million	0.95%
Over $200 million	0.90%

GEAM has entered into a contractual arrangement with the Company to limit the management fee charged to the Fund to 0.80% of the average daily net assets of the Fund (the “Management Fee Waiver Agreement”). Unless terminated or amended, the Management Fee Waiver Agreement will continue until April 30, 2012. The fee waiver will terminate automatically if the management agreement terminates. The Management Fee Limitation Agreement can only be changed or terminated with the approval of the Company’s Board of Directors.

GEAM waives a portion of the Fund’s management fee in the amount equal to the management fee earned by GEAM with respect to the Fund’s Investment in the GE Institutional Money Market Fund.

Distribution and Service (12b-1) Fees Prior to the closure of Class 4 shares on April 30, 2011 the Company had adopted a Distribution and Service (12b-1) Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to Class 4 shares of the Fund. Under the Plan, the Fund could compensate GE Investment Distributors, Inc. (“GEID”), a wholly-owned subsidiary of GEAM and the Fund’s principal distributor, for certain sales services provided by GEID or other broker dealers and investor services provided by GEID or other service providers relating to the Fund’s Class 4 shares, including services to owners or prospective owners of variable contracts issued by insurance companies that offered such share class as an investment option. The amount of compensation paid under the Plan by the Fund’s Class 4 shares was not to exceed 0.45% of the average daily net assets of the Fund attributable to such share class.

Directors’ Compensation The Fund pays no compensation to its directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to non-interested Directors are reflected on the Statement of Operations. These fees are allocated pro rata across all of the mutual fund platforms served by the Directors, including the Fund, and are based upon the relative net assets of each fund within such platforms.

7.	Investment Transactions

Purchases and Sales of Securities The cost of purchases and the proceeds from sales of investments, other than short-term securities, for the year ended December 31, 2011 were as follows:

Non U.S. Government Securities
Purchases	Sales
$ 4,788,468	$ 7,689,553

8.	Income Taxes

The Fund is subject to ASC 740, Income Taxes. ASC 740 provides guidance for financial accounting and reporting for the effects of income taxes that result from an entity’s activities during the year. ASC 740 also provides guidance regarding how certain uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more likely than not” of being sustained by the applicable tax authority. There are no adjustments to the Fund’s net assets required under ASC 740. The Fund’s 2008, 2009, 2010, and 2011 fiscal years tax returns are still open to examination by the Federal and applicable state tax authorities.

At December 31, 2011, information on the tax cost of investments was as follows:

Cost of Investments For Tax Purposes	Gross Unrealized Tax		Net Tax Appreciation/(Depreciation)		Undistributed		Late-Year Losses
	Appreciation	Depreciation	Investments	Derivatives/Currency	Income	Accumulated Capital Loss
$11,001,453	$767,938	$(1,764,779)	$(996,841)	$3,777	$0	$(7,970,049)	$(101,271)

18

Notes to Financial Statements	December 31, 2011

Capital loss carryovers are available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

As of December 31, 2011, the Fund has capital loss carryovers as follows:

Amount		Expires
Short-Term	Long-Term
$5,547,226	$ —	12/31/2017
2,119,024	—	12/31/2018
87,909	215,890	N/A

These amounts will be available to offset future taxable capital gains. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund did not utilize any capital loss carryovers for the year ended December 31, 2011.

Any qualified late-year loss is deemed to arise on the first day of the Fund’s next tax year (if the Fund elects to defer such loss). Under this regime, generally, the Fund can elect to defer any post-October capital loss and/or any late-year ordinary loss as defined by the Internal Revenue Code.

The Fund elected to defer qualified late-year losses for the year ended December 31, 2011 as follows:

Capital	Ordinary
$101,091	$180

The tax composition of distributions paid during the years ended December 31, 2011 and December 31, 2010 were as follows:

	Ordinary Income	Long-Term Capital Gains	Total
2011	$77,797	$—	$77,797
2010	113,014	—	113,014

Distributions to Shareholders The Fund declares and pays any dividends from net investment income annually. The Fund declares and pays any net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) futures, treatment of realized gains and losses on foreign currency contracts, investments organized as partnerships for tax purposes, and losses deferred due to wash sale transactions. Reclassifications due to permanent book/tax differences are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the net asset value of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

The reclassifications for the year ended December 31, 2011 were as follows:

Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Capital Paid In
$13,428	$(6,986)	$(6,442)

9.	Recent Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011-04, Fair Value Measurement: Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. ASU 2011-04 amended wording resulting in common fair value measurement and disclosure requirements in U.S. GAAP and International Financial Reporting Standards (IFRS). In particular, the amendments clarify how to apply existing fair value measurement and disclosure requirements as well as expand disclosure about valuation techniques and unobservable inputs used in Level 3 fair value measurements. In addition, the amendments require a narrative description of Level 3 measurements’ sensitivity to changes in unobservable inputs if such changes significantly alter the fair value measurement. The amendments are applied prospectively and are effective for an annual period beginning after December 15, 2011.

Management of the Fund does not believe the adoption of ASU 2011-04 will materially impact the financial statement

19

Notes to Financial Statements	December 31, 2011

amounts, however, additional disclosures will be required about valuation techniques and inputs.

10. Subsequent	Events

Subsequent events after the balance sheet date through the date the financial statements were issued have been evaluated in the preparation of the financial statements. At a meeting held on December 9, 2011, the Board approved the liquidation and dissolution of the Fund. As a result, a plan will be implemented to liquidate the assets of the Fund and to cease Fund operations after the proceeds are paid to remaining shareholders. The liquidation of the Fund is expected to occur on or about April 30, 2012 (the “Liquidation Date”). Any shares of the Fund outstanding on the Liquidation Date will be automatically redeemed on the Liquidation Date.

20

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors

GE Investments Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the International Equity Fund, a series of GE Investments Funds, Inc., as of December 31, 2011, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the International Equity Fund as of December 31, 2011, the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 27, 2012

21

Tax Information	(unaudited)
For the year ended December 31, 2011

Summary

The Fund intends to make an election under Internal Revenue Code Section 853. The election will allow shareholders to treat their attributable share of foreign taxes paid by the Fund to be paid by them directly. For the fiscal year ended December 31, 2011, the total amount of income received by the Fund from sources within foreign countries and possessions of the United States and the total amount of taxes paid by the Fund is as follows:

Fund name	Total Foreign Source Income	Total Foreign Taxes Paid
International Equity Fund	$365,103	$32,376

22

Advisory and Administrative Agreement Renewal	(unaudited)

The Board of Directors of the GE Investments Funds, Inc. (the “Board”), including the independent Board members, considered and unanimously approved the continuance of the Fund’s Investment Advisory and Administration Agreement with GE Asset Management Incorporated (“GEAM”) at meetings held on December 6 and December 9, 2011.

In considering whether to approve the Fund’s investment advisory agreement, the Board members considered and discussed a substantial amount of information and analysis provided, at the Board’s request, by GEAM. The Board members also considered detailed information regarding performance and expenses of other investment companies, including those with similar investment strategies and sizes, which was prepared by independent third party provider Morningstar, Inc. (“Morningstar”). The Board members reviewed the fees charged by GEAM for other mutual funds and investment products other than mutual funds that employ the same investment strategy as the Fund. The Board had the opportunity to ask questions and request additional information in connection with its considerations.

Before approving the Fund’s investment advisory agreement, the Board members reviewed the information provided with management of GEAM and with independent legal counsel. The Board members also reviewed a memorandum prepared by independent legal counsel discussing the legal standards for the consideration of the proposed continuance. The independent Board members discussed the proposed continuance in detail during a private session with their independent legal counsel at which no representatives of GEAM were present. The independent Board members and their independent legal counsel requested, and received and considered, additional information from GEAM following these sessions.

In advance of the meetings, and in response to their request, the Board members received from GEAM written responses to their inquiries, which included substantial exhibits and other materials related to GEAM’s business and the services it provides to the Fund. The Board members took into account their multi-year experience as Board members and particularly their consideration of these types of agreements in recent years. The information was presented in a manner to facilitate comparison to prior periods and to reflect certain enhancements. To focus their review, the Board members asked GEAM management, in its oral presentation, to highlight material differences from the information presented in recent years.

During the meetings, the Board members had an opportunity to discuss this information with GEAM managers, including senior executives, representatives from the legal, compliance and finance departments, and investment personnel. The Board members posed questions to these representatives and engaged in substantive discussions with them concerning GEAM’s investment process.

In reaching their determination relating to continuance of the Fund’s investment advisory agreement, the Board members considered all factors that they deemed relevant, including the factors discussed below. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Board member may have attributed different weights to the various factors. In particular, the Board members focused on the following:

The Nature, Extent And Quality Of Services Provided.

The Board members reviewed the services provided by GEAM, taking into account their extensive past experiences with GEAM. They focused on the favorable attributes of GEAM, including (i) an investment philosophy oriented toward long-term performance; (ii) effective processes used for selecting investments and brokers; (iii) effective processes used for providing Fund administration, including controllership and compliance functions and oversight of the performance of other companies that provide services to the Fund; (iv) highly skilled professionals including analysts, research professionals, traders and portfolio managers with a depth of experience relevant to the Fund; (v) access to significant technological resources from which the Fund may benefit; and (vi) a favorable history and reputation. The Board members noted that the Fund represents only a small portion of the assets managed by GEAM, but benefits from a full array of services and resources provided by GEAM.

In light of these discussions, the Board, including the independent Board members, concluded that GEAM’s services continue to be satisfactory.

Investment Performance Of The Fund.

The Board members considered the investment performance of the Fund for various periods. The Board members reviewed detailed comparisons of the performance of the Fund with the relevant securities index and peer groupings of mutual funds prepared by Morningstar with respect to

23

Advisory and Administrative Agreement Renewal	(unaudited)

various periods. The Board members also engaged in detailed discussions with GEAM management about its investment process and performance results. These discussions focused on the Fund’s investment objective, the number and experience of portfolio management and supporting research personnel, the investment style and approach employed, the likely market cycles for the investment style and relative underperformance. The Board members discussed GEAM’s investment approach with respect to the Fund, and the reasons for the Fund’s relative underperformance.

The Board, including the independent Board members, concluded that the Fund’s performance was acceptable overall taking into consideration the factors discussed above.

Cost Of The Services Provided And Profits Realized From The Relationship With The Fund.

The Board members considered the fees paid to GEAM by the Fund and the cost of the services provided to the Fund by GEAM. The Board members reviewed the information they had requested from GEAM concerning its profitability. The Board members considered the profit margin information for GEAM’s investment company business as a whole, as well as GEAM’s profitability data for the Fund. In this regard, the Board members considered the management fee waiver agreement between the Fund and GEAM, pursuant to which GEAM has waived 20 basis points of its management fee and that this waiver continues through April 30, 2012, at which time GEAM intends to continue to extend the waiver for an additional one year period. The Board members reviewed GEAM’s assumptions and the methods of cost allocation used by GEAM in preparing Fund-specific profitability data. The Board members also discussed with GEAM the basis for its belief that the methods of allocation used were reasonable for each area of its business.

Information was presented regarding the financial condition of GEAM for various past periods. The Board members noted and discussed the additional services provided by GEAM to the Fund compared to other investment products managed by GEAM, and previously had been provided a study conducted by the Investment Company Institute that discusses and compares advisory fees and services for mutual funds and institutional separate accounts. The Board members determined that GEAM should be entitled to earn a reasonable level of profits for the services it provides to the Fund. The Board members also recognized that GEAM had made significant investments in its business in the past, and that GEAM continues to make substantial investments in fulfilling its obligations to the Fund and supporting its Fund-related activities.

Based on their review, the Board, including the independent Board members, concluded that they were satisfied that the level of profitability achieved by GEAM from its relationship with the Fund was not unreasonable or excessive.

The Extent To Which Economies Of Scale Would Be Realized As The Fund Grows And Whether Fee Levels Would Reflect Such Economies Of Scale.

Although the Board noted that the Fund experienced a moderate decrease in assets over the past year, the Board members considered the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale for the benefit of Fund investors.

The Board members considered the substantial infrastructure investments that GEAM has made with respect to its operations and its commitment to continue investing resources to enhance services to Fund shareholders. The Board members recognized the benefits to the Fund of GEAM’s past investment in its operations through the expenditure of sums to support its substantial infrastructure, and that, with respect to all GEAM managed mutual funds, GEAM has not yet fully recouped that investment. The Board members reviewed the applicable advisory fee breakpoints for the Fund. They recognized the economies of scale benefits that would be derived by the Fund as a result of the breakpoint fee structure in the event that average daily net assets exceed $100 million. The Board members also recognized the benefits to the Fund of being able to leverage a favorable cost structure achieved with respect to the Fund’s other operating expenses as a result of GEAM’s large overall base of assets under management and its vendor management practices.

Comparison Of Services To Be Rendered And Fees To Be Paid.

The Board members discussed the services provided to the Fund by GEAM, and the fees charged for those services. The Board members reviewed information concerning the fee and expense ratios for the Fund, and comparative information with respect to peer groupings of mutual funds

24

Advisory and Administrative Agreement Renewal	(unaudited)

prepared by Morningstar. They discussed that the Fund’s advisory fee was within the applicable peer group ranges, although at the higher end of the ranges, and the expense ratios were the highest in the applicable peer groups. They also considered the Fund’s relatively small asset size, especially compared to the peer group median. In light of the foregoing, the Board, including the independent Board members, determined that the advisory fees were reasonable in relation to the services provided to the Fund.

Fall-Out Benefits.

The Board members considered other actual and potential financial benefits that GEAM may derive from its relationship with the Fund, including, to the extent applicable, soft dollar commission benefits generated through Fund portfolio transactions. The Board members noted, however, that the Fund benefits from the vast array of resources available through GEAM, and that the Fund represents only a small portion of the assets managed by GEAM.

Conclusion.

No single factor was determinative to the Board’s decision. Based on their discussion and such other matters as were deemed relevant, the Board, including the independent Board members, concluded that renewal of the investment advisory agreement was in the best interests of the Fund and its shareholders.

25

Additional Information	(unaudited)

Information about Directors and Executive Officers:

The business and affairs of the Funds are managed under the direction of the Funds’ Board of Directors. Information pertaining to the Directors and officers of the Funds is set forth below.

Interested Directors and Executive Officers

Michael J. Cosgrove

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    62

Position(s) Held with Fund    Chairman of the Board and President

Term of Office and Length of Time Served    Until successor is elected and qualified – 15 years

Principal Occupation(s) During Past 5 years    President of Mutual Funds and Global Investment Programs of GEAM since November 2011; President and Chief Executive Officer – Mutual Funds and Intermediary Business of GEAM from March 2007 to November 2011; Executive Vice President of GEAM from February 1997 to March 2007; and Executive Vice President-Mutual Funds of GEAM from March 1993 to March 2007.

Number of Portfolios in Fund Complex Overseen by Director    28

Other Directorships Held by Director    Chairman of the Board and President of GE Institutional Funds since 1997; Trustee of Elfun Funds, GE Savings & Security Funds, General Relief and Loan Fund and General Electric Pension Trust since 1988; Director of GEAM since 1988; Trustee of Fordham University from 2002 to June 30, 2010 and since July 2011; Director of Skin Cancer Foundation since August 2010; Board of Governors for the Investment Company Institute; Director, GE Asset Management (Ireland) Limited, since February 1999, GE Asset Management Funds Plc since 1998, GE Asset Management Canada Company since 1998, GE Asset Management Limited since 1998 and GEAM since 1988; Chairman of the Board and President of GE Funds from 1993 to February 2011; and Trustee, GE Volunteers from 1993 to June 2010.

Matthew J. Simpson

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    50

Position(s) Held with Fund    Director and Executive Vice President

Term of Office and Length of Time Served    Until successor is elected and qualified – 4 years

Principal Occupation(s) During Past 5 years    Executive Vice President, General Counsel and Secretary of GEAM since July 2007; Secretary of Elfun Funds and GE Savings & Security Funds since July 2007; Senior Vice President and General Counsel – Marketing and Client Services (formerly Asset Management Services) at GEAM and Senior Vice President and General Counsel of GE Asset Management Services from February 1997 to July 2007; Vice President and Associate General Counsel of GEAM from October 1992 to February 1997; Secretary of GE Institutional Funds and GE Investments Funds, Inc. from 1997 to July 2007 and Vice President from September 2003 to July 2007; Assistant Secretary of Elfun Funds and GE Savings & Security Funds from 1998 to July 2007 and Vice President from October 2003 to July 2007; and Secretary of GE Funds from 1993 to July 2007 and Vice President from September 2003 to July 2007.

Number of Portfolios in Fund Complex Overseen by Director    28

Other Directorships Held by Director    Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since July 2007; Trustee of GE Institutional Funds since July 2007; Director of GEAM since July 2007; and Trustee of GE Funds from July 2007 to February 2011.

26

Additional Information	(unaudited)

Joon Won Choe

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    42

Position(s) Held with Fund    Vice President & Secretary

Term of Office and Length of Time Served    Until successor is elected and qualified – Vice President and Secretary – 1 year

Principal Occupation(s) During Past 5 years    Senior Vice President and Deputy General Counsel at GEAM since March 2011; Vice President and Secretary of GE Institutional Funds since September 2010; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since September 2010; Senior Vice President and Associate General Counsel at GEAM from June 2010 to March 2011; and Vice President and Associate General Counsel at GEAM from November 2005 to June 2010.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Robert Herlihy

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    44

Position(s) Held with Fund    Chief Compliance Officer

Term of Office and Length of Time Served    Until successor is elected and qualified — 6 years

Principal Occupation(s) During Past 5 years    Chief Compliance Officer of GEAM, GE Institutional Funds, Elfun Funds, and GE Savings & Security Funds since July 2005; Chief Compliance Officer of GE Funds from July 2005 to February 2011; and Manager of Fund Administration at GEAM from 2002 – 2005.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Arthur A. Jensen

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    45

Position(s) Held with Fund    Treasurer

Term of Office and Length of Time Served    Until successor is elected and qualified – less than 1 year

Principal Occupation(s) During Past 5 Years    Treasurer of GE Institutional Funds, Elfun Funds and GE Savings & Security Funds since June 2011; Mutual Funds Controller of GEAM since April 2011; Senior Vice President at Citigroup from 2008 to 2010 and Vice President at JPMorgan from 2005 to 2008.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

27

Additional Information	(unaudited)

Jeanne M. LaPorta

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    46

Position(s) Held with Fund    Vice President

Term of Office and Length of Time Served     Until successor is elected and qualified – 8 years

Principal Occupation(s) During Past 5 Years    Senior Vice President and Commercial Administrative Officer of GEAM since April 2010; Vice President of GE Institutional Funds since July 2003; Vice President of Elfun Funds and GE Savings & Security Funds since October 2003; Vice President and Secretary of GE Funds from July 2007 to February 2011; Senior Vice President and Deputy General Counsel of GEAM from October 2007 to April 2010; Vice President and Assistant Secretary of GE Funds from September 2003 to July 2007 and Assistant Secretary of Elfun Funds and GE Savings & Security Funds from July 2003 to June 2010; and Vice President and Associate General Counsel – Marketing and Client Services (formerly Asset Management Services) at GEAM from May 1997 to October 2007.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Non-Interested Directors

John R. Costantino

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    65

Position(s) Held with Fund    Director

Term of Office and Length of Time Served    Until successor is elected and qualified – 15 years

Principal Occupation(s) During Past 5 years    General Partner, NGN Capital LLC since 2006; Managing Director, Vice President of Walden Capital Management since 1996.

Number of Portfolios in Fund Complex Overseen by Director    20

Other Directorships Held by Director    Trustee of GE Institutional Funds since 1997; Trustee of Fordham University from 1989 to 1995 and from 2001 to 2007 and Trustee Emeritus since 2007; Trustee of Neuroscience Research Institute since 1986; Trustee of GE Funds from 1993 to February 2011; Trustee of Gregorian University Foundation from 1992-2007; and Director of Artes Medical from 2006-2008.

28

Additional Information	(unaudited)

R. Sheldon Johnson

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    65

Positions(s) Held with Fund    Director

Term of office and Length of Time served    Unit Successor is elected and qualified – less than 1 year.

Principal Occupation(s) During Past 5 years    Head of Global Institutional Equity Sales and Marketing at Morgan Stanley & Co., Inc. from 2002 to 2006 and Managing Director at Morgan Stanley & Co., Inc. from 1988 to 2006.

Number of Portfolios in Fund Complex Overseen by Director    20

Other Directorships Held by Director    Trustee of GE Institutional Funds since April 2011 and Trustee of St. Lawrence University since 2003.

Donna M. Rapaccioli

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    49

Position(s) Held with Fund    Director

Term of Office and Length of Time Served    Until successor is elected and qualified – Less than 1 year

Principal Occupation(s) During Past 5 Years    Dean of the Gabelli School of Business since 2007 and Accounting professor since 1987 at Fordham University.

Number of Portfolios in Fund Complex Overseen by Officer    20

Other Directorships Held by Director    Trustee of GE Institutional Funds since January 2012 and Trustee of Emmanuel College since 2010.

The Statement of Additional Information for the Funds includes additional information about the Directors and Officers and is available, without charge, upon request by calling 1-800-242-0134.

29

Investment Team	(unaudited)

Investment Adviser and Administrator

GE Asset Management Incorporated

Board of Directors

Michael J. Cosgrove, Chairman

John R. Costantino

R. Sheldon Johnson*

Donna M. Rapaccioli**

Matthew J. Simpson

Secretary

Joon Won Choe

Assistant Secretary

Michelle Matzelle

Treasurer

Arthur A. Jensen (effective June 6, 2011)

Assistant Treasurer

Casey Yantosca

Distributor

GE Investment Distributors, Inc.

Member FINRA and SIPC

Custodian

State Street Bank & Trust Company

Officers of the Investment Adviser

Dmitri Stockton, President and Chief Executive Officer (since May 2011)†

Cheryl H. Beacock, Senior Vice President, Human Resources

George A. Bicher, Chief Risk Officer

Paul M. Colonna, President and Chief Investment Officer – Fixed Income

Michael J. Cosgrove, President of Mutual Funds and Global Investment Programs

Gregory B. Hartch, Senior Vice President – Strategy and Business Development Leader

Ralph R. Layman, President and Chief Investment Officer – Public Equities

Maureen B. Mitchell, President of Global Sales and Marketing

Steven M. Rullo, Senior Vice President – Services and Technology

Matthew J. Simpson, Executive Vice President, General Counsel and Secretary

Donald W. Torey, President and Chief Investment Officer – Alternative Investments

David Wiederecht, President and Chief Investment Officer – Investment Strategies

Tracie A. Winbigler, Executive Vice President, Chief Financial Officer (since January 2011)

*	Mr. Johnson was elected as a Director of the Funds effective April 1, 2011.
**	Ms. Rapaccioli was elected as a Director of the Funds effective January 1, 2012.
†	Effective May 1, 2011, Mr. Stockton replaced James W. Ireland as President and Chief Executive Officer.

At GE Asset Management, we’re dedicated to providing the investment options you’ll need to tailor your financial portfolio to every stage of your life. Each member of the GE Family of Funds is managed according to the same principles of integrity and quality that have guided GE over the past century, and have made it the world-class company that it is today. Each fund draws strength from a heritage of investment management experience that spans more than 80 years. Whether you’re creating a new investment portfolio or adding to an established one, the GE Family of Funds offers an array of professionally managed investment options that will help you meet a lifetime of financial needs.

30

Investment Adviser

GE Asset Management Incorporated

1600 Summer Street

Stamford, CT 06905

or at:

PO Box 7900

Stamford, CT 06904-7900

Distributor

GE Investment Distributors, Inc.

member FINRA and SIPC

1600 Summer Street

Stamford, CT 06905

or at:

PO Box 7900

Stamford, CT 06904-7900

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-493-3042; (ii) on the Fund’s website at http://www.geam.com; and (iii) on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC—information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at http://www.geam.com; and (ii) on the Commission’s website at http://www.sec.gov.

GE Investments Funds, Inc.

Income Fund

Annual Report

December 31, 2011

GE Investments Funds, Inc.

Income Fund	Contents

This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract’s current prospectus and the current summary prospectus of the Fund available for investments thereunder.

Notes to Performance	December 31, 2011 (unaudited)

The information provided on the performance pages relates to the GE Investments Income Fund (the “Fund”).

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Total returns shown are net of Fund fees and expenses but do not reflect fees and charges associated with the variable contracts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the Fund’s total returns for all periods shown. The performance data quoted represents past performance; past performance does not guarantee future results.

Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Periods less than one year are not annualized. Please call 800-493-3042 or visit the Fund’s website at http://www.geam.com for the most recent month-end performance data.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in the Fund is subject to risk, including possible loss of principal invested.

The Barclays Capital U.S. Aggregate Bond Index is a market value-weighted unmanaged index of taxable investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. This index is designed to represent the performance of the U.S. investment-grade first rate bond market. The results shown for the foregoing index assume the reinvestment of net dividends or interest and do not reflect fees, expenses or taxes. They do not reflect the actual cost of investing in the instruments that comprise the index.

The peer universe of the underlying annuity funds used for the peer group average annual total return calculation is based on the blend of Morningstar peer categories, as shown. Morningstar is an independent mutual fund rating service. A Fund’s performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to that of the Fund.

©2012 Morningstar, Inc. All Rights Reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damage or losses relating from any use of this information. Past performance is no guarantee of future results.

GE Investment Distributors, Inc., Member of FINRA & SIPC, is the principal underwriter and distributor of the GE Investments Funds, Inc. and a wholly owned subsidiary of GE Asset Management Incorporated, the investment adviser of the Fund.

1

Income Fund	(unaudited)

Paul M. Colonna

President and Chief Investment Officer — Fixed Income

The Income Fund is managed by a team of portfolio managers that includes Paul M. Colonna, William M. Healey, Mark H. Johnson and Vita Marie Pike. The team is led by Mr. Colonna, who is vested with oversight authority. Each portfolio manager is assigned a class of assets, the size of which are determined by team consensus and adjusted on a monthly basis, if necessary. Although each portfolio manager manages his or her asset class independent of the other team members, the team is highly collaborative and communicative.

Paul M. Colonna is the President and Chief Investment Officer — Fixed Income and a Director at GE Asset Management. Since January 2005, he has led the team of portfolio managers for the Income Fund. Mr. Colonna became President — Fixed Income in March 2007. Prior to joining GE Asset Management in February 2000, Mr. Colonna was a senior portfolio manager with the Federal Home Loan Mortgage Corporation, overseeing the Mortgage Investment Group.

William M. Healey is a Senior Vice President of GE Asset Management. He has served on the portfolio management team for the Income Fund since September 1997. Prior to joining GE Asset Management in 1996, Mr. Healey spent over 10 years in the fixed income group at MetLife.

Mark H. Johnson is a Senior Vice President of GE Asset Management. He has been a member of the portfolio management team for the Income Fund since 2007. Mr. Johnson joined GE in 1998 and GE Asset Management as a Vice President and portfolio manager in 2002. Prior to joining GE Asset Management, Mr. Johnson held positions at various insurance companies and public accounting firms.

Vita Marie Pike is a Senior Vice President of GE Asset Management. She has served on the portfolio management team for the Income Fund since June 2004. Prior to joining GE Asset Management in January 2001, she was with Alliance Capital for over nine years serving in a number of different capacities including portfolio manager.

Q.	How did the GE Investments Income Fund perform compared to its benchmark for the twelve-month period ended December 31, 2011?

A.	For the twelve-month period ended December 31, 2011, the Income Fund returned 7.20% for Class 1 shares. The Barclays Capital U.S. Aggregate Bond Index, the Fund’s benchmark, returned 7.84% and the Fund’s Morningstar peer group of 207 U.S. Insurance Intermediate-Term Bond funds returned an average of 6.15% over the same period.

Q.	Discuss the factors that materially affected the Fund’s performance during the period.

A.

Weak economic growth and the deepening crisis in Europe drove U.S. interest rates lower and credit spreads wider in 2011. The drop in interest rates, particularly at the long end of the yield curve had a large impact on the Fund’s performance. While U.S. treasury 2-year notes fell 35 basis points to 0.24%, 10-year and 30-year bond yields fell 142 and 144 basis points respectively, finishing the year at 1.88% and 2.89%. The combination of declining rates and a flatter yield curve benefited the Fund’s performance as it was positioned for most of the year to take advantage of such a movement in the yield curve. U.S. treasuries outperformed other investment grade sectors in 2011 returning 9.81%. Investment grade credit (+8.35%), agency MBS (+6.32%) and commercial MBS (+6.02%) all underperformed treasuries as yield spreads widened. The Fund’s underweight in investment grade credit contributed positively, however, its overweight in commercial MBS dampened performance. Performance was also hurt relative to its benchmark from the allocation to non-index sectors including high yield (BB/B-rated issues returned 6.09%) and emerging market debt (+8.46%). Security selection in

2

(unaudited)

the agency MBS and high yield sectors proved beneficial, while specific securities in IG credit and commercial MBS produced a performance drag.

Q.	Were there any significant changes to the Fund during the period?

A.	Late in the first quarter, the Fund’s duration was extended to take advantage of declining interest rates. This long duration bias versus the benchmark was maintained for the balance of the year, with periodic tactical moves back to neutral. During the third quarter, the Fund’s yield curve positioning emphasized heavier allocations to 30-year securities in anticipation of a flatter yield curve. The Fund’s allocation to high yield and emerging market debt were reduced early in the year to avoid expected volatility caused by the European debt crisis. As yield spreads in these sectors widened, the Fund’s allocations were increased in the third and fourth quarters taking advantage of cheaper valuations. The Fund’s underweight in investment grade credit was brought back to neutral in the fourth quarter, while the Fund’s overweight in commercial MBS was reduced in the third quarter.

3

Income Fund	(unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2011.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Additionally, the expenses shown do not reflect the fees or charges associated with variable contracts through which shares of the Fund are offered.

July 1, 2011 – December 31, 2011

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return**	1,000.00	1,040.00	4.42
Hypothetical 5% Return (2.5% for the period)	1,000.00	1,020.87	4.38

*	Expenses are equal to the Fund’s annualized expense ratio of 0.86% (for the period July 1, 2011—December 31, 2011), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
**	Actual Fund Return for the six-month period ended December 31, 2011 was: 4.00%. Past performance does not guarantee future results.

4

Income Fund	(unaudited)

Investment Profile

A mutual fund designed for investors who seek maximum income consistent with prudent investment management and the preservation of capital. The Fund seeks to achieve its objective by investing at least 80% of its net assets under normal circumstances in debt securities.

Morningstar Performance Comparison

Based on average annual returns for periods ended 12/31/11

	One Year	Five Year	Ten Year
Number of funds in peer group	207	165	104
Peer group average annual total return	6.15%	5.50%	5.20%
Morningstar category in peer group: U.S. Insurance Intermediate-Term Bond

Sector Allocation

as a % of Fair Value of $52,205 (in thousands) on December 31,

2011(b)(c)

Quality Ratings

as of December 31, 2011 (as a % of Fair Value) (b) (c)

Moody’s / S&P Rating *	Percentage of Fair Value
Aaa / AAA	9.52%
Aa / AA	47.36%
A / A	13.55%
Baa / BBB	16.97%
Ba / BB and lower	12.33%
NR / Other	0.27%
Total	100.00%

Change in Value of a $10,000 Investment(a)

Class 1 Shares

Average Annual Total Return

for the Periods Ended December 31, 2011

Class 1 Shares (Inception date: 1/3/95)

	One Year	Five Year	Ten Year	Ending value of a $10,000 investment (a)
Income Fund	7.20%	4.35%	4.49%	$15,515
Barclays Capital U.S. Aggregate Bond Index	7.84%	6.50%	5.78%	$17,535

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.
(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.
(c)	Fair Value basis is inclusive of short-term investment in GE Institutional Money Market Fund Investment Class.

*	Moody’s Investors Services Inc and Standard & Poor’s are nationally recognized statistical rating organizations.

See Notes to Performance on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. The performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and does not reflect the fees or charges that would be associated with variable contracts through which shares of the Fund are offered.

5

Income Fund

Schedule of Investments	December 31, 2011

Income Fund

		Principal Amount	Fair Value
Bonds and Notes — 95.4%†

U.S. Treasuries — 15.7%

U.S. Treasury Bonds
3.13%	11/15/41	$166,900	$174,854
3.75%	08/15/41	2,980,000	3,504,760	(f)
4.38%	05/15/41	559,100	728,490	(f)
U.S. Treasury Notes
0.24%	10/31/13	1,167,800	1,167,982	(c)
0.80%	10/31/16	1,000,800	1,010,496	(c)
0.81%	11/30/16	1,049,700	1,052,898	(c)
2.00%	11/15/21	393,200	397,685
			8,037,165

Agency Mortgage Backed — 29.1%

Federal Home Loan Mortgage Corp.
4.50%	06/01/33 - 02/01/35	25,859	27,494	(f)
5.00%	07/01/35 - 06/01/41	427,542	468,758	(f)
5.50%	05/01/20 - 01/01/38	241,472	267,596	(f)
6.00%	04/01/17 - 11/01/37	544,815	606,936	(f)
6.50%	02/01/29	269	308	(f)
7.00%	10/01/16 - 08/01/36	75,059	86,266	(f)
7.50%	09/01/12 - 09/01/33	14,979	17,654	(f)
8.00%	11/01/30	15,464	18,483	(f)
8.25%	06/01/26	60,000	91,253	(f,h)
8.50%	04/01/30 - 05/01/30	16,907	20,705	(f)
5.50%	TBA	180,000	195,300	(b)
Federal National Mortgage Assoc.
4.00%	05/01/19 - 12/01/40	563,959	596,875	(f)
4.50%	05/01/18 - 08/01/41	5,383,295	5,773,952	(f)
5.00%	03/01/34 - 06/01/41	714,684	784,574	(f)
5.14%	03/01/37	1,865	1,872	(g)
5.47%	04/01/37	1,160	1,235	(g)
5.50%	12/01/13 - 01/01/39	1,580,208	1,729,318	(f)
6.00%	06/01/14 - 07/01/35	1,082,867	1,209,480	(f)
6.50%	07/01/17 - 08/01/34	148,410	166,934	(f)
7.00%	03/01/15 - 02/01/34	56,527	64,063	(f)
7.50%	08/01/13 - 03/01/34	83,340	96,094	(f)
8.00%	12/01/12 - 11/01/33	60,029	71,223	(f)
8.50%	05/01/31	3,848	4,709	(f)
9.00%	04/01/16 - 12/01/22	6,932	7,973	(f)
4.50%	TBA	310,000	329,859	(b)
5.00%	TBA	547,000	588,196	(b)
Government National Mortgage Assoc.
2.13%	12/20/24	2,504	2,581	(f,g)
2.38%	02/20/23 - 02/20/26	8,619	8,912	(f,g)
4.50%	08/15/33 - 03/20/41	793,012	867,339	(f)
6.00%	04/15/27 - 09/15/36	275,450	315,059	(f)
6.50%	04/15/19 - 08/15/36	217,865	251,325	(f)
7.00%	03/15/12 - 10/15/36	130,992	152,705	(f)
7.50%	11/15/31 - 10/15/33	4,716	5,540	(f)
8.00%	12/15/29	2,568	2,861	(f)
8.50%	10/15/17	8,177	9,217	(f)

		Principal Amount	Fair Value

9.00%	11/15/16 - 12/15/21	$23,339	$26,285	(f)
			14,868,934

Agency Collateralized Mortgage Obligations — 3.4%

Fannie Mae Whole Loan
0.99%	08/25/43	240,268	4,897	(e,f,g)
1.07%	11/25/33	81,596	1,946	(e,g)
Federal Home Loan Mortgage Corp.
0.08%	09/25/43	1,033,728	8,167	(e,f,g)
Federal Home Loan Mortgage Corp. REMIC
5.00%	05/15/38	83,011	92,878
5.50%	04/15/17	8,677	96	(e,f,l)
6.10%	10/15/37	283,095	46,325	(e,g)
6.32%	08/15/25	203,009	31,165	(e,g)
6.37%	07/15/37	279,019	49,610	(e,g)
Federal Home Loan Mortgage Corp. REMIC (Class YQ)
5.00%	05/15/17	11,801	390	(e,f,l)
Federal Home Loan Mortgage Corp. REMIC (Series 1980) (Class 1980)
7.50%	07/15/27	6,716	1,201	(e,f,l)
Federal Home Loan Mortgage Corp. REMIC (Series 2631) (Class DI)
5.50%	06/15/33	136,301	18,691	(e,f,l)
Federal Home Loan Mortgage Corp. REMIC (Series 2643) (Class IM)
4.50%	03/15/18	99,263	6,814	(e,f,l)
Federal Home Loan Mortgage Corp. REMIC (Series 2645) (Class BI)
4.50%	02/15/18	13,703	564	(e,f,l)
Federal Home Loan Mortgage Corp. REMIC (Series 2763) (Class JI)
5.00%	10/15/18	62,817	4,589	(e,f,l)
Federal Home Loan Mortgage Corp. REMIC (Series 2781) (Class CI)
5.00%	11/15/17	15,752	500	(e,f,l)
Federal Home Loan Mortgage Corp. REMIC (Series 2781) (Class IC)
5.00%	05/15/18	31,205	1,693	(e,f,l)
Federal Home Loan Mortgage Corp. REMIC (Series 2795) (Class IC)
5.00%	07/15/17	5,171	64	(e,f,l)
Federal Home Loan Mortgage Corp. STRIPS
8.00%	02/01/23 - 07/01/24	3,257	639	(e,f,l)
Federal Home Loan Mortgage Corp. STRIPS (Series 227) (Class IO)
5.00%	12/01/34	60,920	8,978	(e,f,l)
Federal Home Loan Mortgage STRIPS
2.69%	08/01/27	877	791	(c,d,f)
Federal National Mortgage Assoc. REMIC
1.21%	12/25/42	60,487	1,689	(e,f,g)
5.00%	08/25/38	82,904	92,863	(l)
5.00%	09/25/40	256,519	37,704	(e,l)
5.71%	07/25/38 - 01/25/41	276,261	34,893	(e,g)
5.76%	02/25/39	640,452	105,514	(e,g)

See Notes to Schedule of Investments and Notes to Financial Statements.

6

Income Fund

Schedule of Investments	December 31, 2011

		Principal Amount	Fair Value

6.36%	11/25/37	$329,674	$48,306	(e,g)
Federal National Mortgage Assoc. REMIC (Class 109)
7.00%	09/25/20	455	499	(f)
Federal National Mortgage Assoc. REMIC (Class B)
3.18%	12/25/22	206	187	(c,d,f)
Federal National Mortgage Assoc. REMIC (Class BZ)
5.50%	01/25/33	157,173	172,575	(f,l)
Federal National Mortgage Assoc. REMIC (Class VZ)
5.00%	10/25/35	79,689	91,573	(l)
Federal National Mortgage Assoc. REMIC (Series 1992) (Class K)
12.40%**	05/25/22	4	99	(e,f)
Federal National Mortgage Assoc. REMIC (Series 2003)
5.00%	08/25/17	27,540	1,076	(e,f,l)
7.21%	05/25/18	262,918	28,834	(e,f,g)
Federal National Mortgage Assoc. REMIC (Series 2003) (Class HI)
5.00%	10/25/22	27,530	1,388	(e,f,l)
Federal National Mortgage Assoc. REMIC (Series 2003) (Class IJ)
5.00%	02/25/32	92,332	7,572	(e,f,l)
Federal National Mortgage Assoc. REMIC (Series 2003) (Class KI)
4.50%	05/25/18	6,595	155	(e,f,l)
Federal National Mortgage Assoc. REMIC (Series 2003) (Class SL)
15.96%	03/25/31	118,163	130,740	(f,g)
Federal National Mortgage Assoc. REMIC (Series 2008) (Class ZW)
5.00%	07/25/38	66,830	75,039	(l)
Federal National Mortgage Assoc. STRIPS
1.76%	12/01/34	141,119	134,281	(c,d,f)
5.00%	05/25/38	66,647	9,672	(e,f,l)
6.00%	01/01/35	47,418	8,277	(e,f,l)
Federal National Mortgage Assoc. STRIPS (Class 2)
4.50%	08/01/35	95,733	12,051	(e,f,l)
5.00%	03/25/38	70,862	9,721	(e,f,l)
5.50%	12/01/33	36,737	5,077	(e,f,l)
7.50%	11/01/23	19,663	3,576	(e,f,l)
8.00%	08/01/23 - 07/01/24	6,855	1,332	(e,f,l)
8.50%	07/25/22	299	49	(e,f,l)
9.00%	05/25/22	204	39	(e,f,l)
Federal National Mortgage Assoc. STRIPS (Series 378) (Class 1)
4.50%	01/01/36	114,982	13,760	(e,f,l)
Federal National Mortgage Association REMIC (Series 2008 Class SA)
5.98%	02/25/38	294,063	43,299	(e,g)
Government National Mortgage Assoc.
4.50%	04/16/34 - 08/16/39	1,097,641	141,783	(e,l)

		Principal Amount	Fair Value

4.50%	11/20/39	$110,309	$120,614
5.00%	12/20/35 - 09/20/38	472,812	57,246	(e,f,l)
Government National Mortgage Assoc. (Class IC)
5.97%	04/16/37	136,858	25,394	(e,f,g)
Vendee Mortgage Trust
0.37%	04/15/40	443,387	8,686	(e,g)
0.58%	09/15/46	779,221	25,098	(e,g)
0.84%	05/15/33	166,659	6,307	(e,f,g)
			1,736,966

Asset Backed — 1.6%

Bear Stearns Asset Backed Securities Trust
7.13%	02/25/36	305,511	288,952	(c,f,g)
Chase Funding Mortgage Loan Asset-Backed Certificates
2.20%	02/25/33	18,290	16,884	(c,g,k)
5.75%	11/25/34	17,608	7,595	(g,k)
Citicorp Residential Mortgage Securities Inc.
6.04%	09/25/36	60,000	41,750
Countrywide Asset-Backed Certificates
1.15%	05/25/33	7,926	6,127	(f,g)
Mid-State Trust
7.54%	07/01/35	1,693	1,687	(k)
Popular ABS Mortgage Pass-Through Trust
5.30%	11/25/35	50,000	33,636
Residential Asset Mortgage Products Inc.
5.28%	06/25/32	19,766	15,581	(c,g,k)
Residential Asset Securities Corp.
14.34%	07/25/32	3,606	2,059	(c,g,k)
Saxon Asset Securities Trust
5.23%	08/25/35	433,040	412,486	(f,g)
			826,757

Corporate Notes — 35.0%

Advanced Micro Devices Inc.
7.75%	08/01/20	51,000	52,403
AES El Salvador Trust
6.75%	02/01/16	100,000	97,000	(a)
AES Gener S.A.
5.25%	08/15/21	15,000	15,075	(a)
AES Panama S.A.
6.35%	12/21/16	40,000	43,100	(a,f)
Agilent Technologies Inc.
5.50%	09/14/15	59,000	65,036
Alcoa Inc.
5.40%	04/15/21	29,000	29,054
5.55%	02/01/17	29,000	30,924
Allergan Inc.
3.38%	09/15/20	56,000	57,712
Alliance One International Inc.
10.00%	07/15/16	95,000	85,500
Alpha Natural Resources Inc.
6.00%	06/01/19	21,000	20,370

See Notes to Schedule of Investments and Notes to Financial Statements.

7

Income Fund

Schedule of Investments	December 31, 2011

		Principal Amount	Fair Value

American Axle & Manufacturing Inc.
7.88%	03/01/17	$52,000	$51,480
American International Group Inc.
5.85%	01/16/18	93,000	90,955
Amgen Inc.
1.88%	11/15/14	29,000	29,375
2.30%	06/15/16	42,000	42,287
2.50%	11/15/16	29,000	29,348
5.65%	06/15/42	42,000	45,661
Amsted Industries Inc.
8.13%	03/15/18	74,000	78,440	(a)
Anadarko Petroleum Corp.
5.95%	09/15/16	119,000	134,892
6.20%	03/15/40	118,000	131,321
6.38%	09/15/17	124,000	143,733
6.45%	09/15/36	29,000	33,063
6.95%	06/15/19	71,000	84,761
Anheuser-Busch InBev Worldwide Inc.
3.63%	04/15/15	96,000	102,225
5.38%	11/15/14	64,000	71,112
Aon Corp.
3.13%	05/27/16	72,000	72,818
ArcelorMittal
5.50%	03/01/21	61,000	55,992
6.75%	03/01/41	70,000	62,946
Arch Coal Inc.
7.00%	06/15/19	52,000	53,040	(a)
Archer-Daniels-Midland Co.
5.77%	03/01/41	111,000	140,176
Arizona Public Service Co.
6.25%	08/01/16	165,000	193,631	(f)
AT&T Inc.
2.95%	05/15/16	48,000	50,023
5.60%	05/15/18	102,000	118,519
6.40%	05/15/38	84,000	103,772	(f)
6.70%	11/15/13	102,000	112,446
Australia & New Zealand Banking Group Ltd.
2.40%	11/23/16	250,000	247,639	(a)
Baker Hughes Inc.
3.20%	08/15/21	57,000	58,894	(a)
Banco Mercantil del Norte S.A.
6.86%	10/13/21	50,000	50,500	(a,g)
BanColombia S.A.
6.13%	07/26/20	10,000	10,100
Bank of America Corp.
3.75%	07/12/16	120,000	111,110
5.00%	05/13/21	65,000	59,204
5.42%	03/15/17	300,000	270,663
5.63%	10/14/16	30,000	28,781
6.50%	08/01/16	105,000	105,742
Baxter International Inc.
1.85%	01/15/17	68,000	68,528
Becton Dickinson and Co.
3.13%	11/08/21	86,000	88,966
BG Energy Capital PLC
4.00%	10/15/21	57,000	58,754	(a)

		Principal Amount	Fair Value

Boise Paper Holdings LLC
8.00%	04/01/20	$55,000	$58,163
Bombardier Inc.
7.75%	03/15/20	52,000	56,680	(a,f)
BP Capital Markets PLC
2.25%	11/01/16	86,000	86,548
Braskem Finance Ltd.
5.75%	04/15/21	200,000	198,500	(a)
Broadcom Corp.
2.70%	11/01/18	86,000	86,948
Calpine Corp.
7.25%	10/15/17	25,000	26,250	(a)
Cargill Inc.
5.20%	01/22/13	162,000	169,162	(a,f)
6.00%	11/27/17	63,000	74,269	(a)
Case New Holland Inc.
7.88%	12/01/17	31,000	35,030
Caterpillar Inc.
3.90%	05/27/21	60,000	65,871
CCO Holdings LLC
7.88%	04/30/18	32,000	34,120
8.13%	04/30/20	60,000	65,700
Central American Bank for Economic Integration
5.38%	09/24/14	70,000	74,309	(a)
CenturyLink Inc.
5.15%	06/15/17	59,000	58,480
CenturyLink Inc. (Series G)
6.88%	01/15/28	43,000	40,085
Chesapeake Energy Corp.
6.13%	02/15/21	47,000	48,293
Chesapeake Midstream Partners LP
5.88%	04/15/21	74,000	74,000	(a)
Chrysler Group LLC
8.00%	06/15/19	200,000	183,000	(a)
Cigna Corp.
2.75%	11/15/16	57,000	56,875
4.00%	02/15/22	124,000	122,851
5.38%	02/15/42	96,000	95,448
CIncinnati Bell Inc.
8.25%	10/15/17	122,000	122,610	(f)
Citigroup Inc.
4.50%	01/14/22	102,000	98,126
5.00%	09/15/14	227,000	224,664	(f)
CityCenter Holdings LLC
7.63%	01/15/16	51,000	52,275	(a)
CNA Financial Corp.
5.88%	08/15/20	56,000	57,526
Consolidated Edison Co of New York Inc.
6.65%	04/01/19	74,000	93,534
Consolidated Edison Company of New York Inc. (Series 2008)
5.85%	04/01/18	44,000	53,681
Corp Nacional del Cobre de Chile
3.75%	11/04/20	100,000	101,555	(a,f)
5.63%	09/21/35	14,000	16,182	(a)
Crown Castle Towers LLC
4.88%	08/15/40	100,000	102,204	(a,f)

See Notes to Schedule of Investments and Notes to Financial Statements.

8

Income Fund

Schedule of Investments	December 31, 2011

		Principal Amount	Fair Value

6.11%	01/15/40	$66,000	$72,820	(a,f)
CSX Corp.
4.25%	06/01/21	55,000	58,768
CVS Caremark Corp.
3.25%	05/18/15	35,000	36,902
5.75%	06/01/17	66,000	77,012
Danaher Corp.
2.30%	06/23/16	60,000	62,363	(f)
3.90%	06/23/21	12,000	13,248	(f)
DaVita Inc.
6.38%	11/01/18	51,000	52,211	(f)
Denbury Resources Inc.
6.38%	08/15/21	45,000	47,025	(f)
8.25%	02/15/20	66,000	73,755	(f)
DENTSPLY International Inc.
2.75%	08/15/16	87,000	87,835	(f)
4.13%	08/15/21	57,000	58,798	(f)
DIRECTV Holdings LLC
3.55%	03/15/15	62,000	64,534	(f)
4.75%	10/01/14	70,000	75,612	(f)
Dominion Resources Inc.
1.95%	08/15/16	40,000	40,197	(f)
4.90%	08/01/41	23,000	24,835	(f)
DPL Inc.
7.25%	10/15/21	138,000	149,040	(a,f)
Duke Realty LP (REIT)
6.50%	01/15/18	88,000	97,242	(f)
Ecolab Inc.
3.00%	12/08/16	80,000	82,753
Ecopetrol S.A.
7.63%	07/23/19	10,000	12,050
EH Holding Corp.
6.50%	06/15/19	61,000	63,593	(a,f)
Empresa de Energia de Bogota S.A.
6.13%	11/10/21	10,000	10,050	(a)
Energy Transfer Equity LP
7.50%	10/15/20	39,000	42,607	(f)
Energy Transfer Partners LP
6.70%	07/01/18	41,000	45,486	(f)
European Investment Bank
1.46%	12/15/14	100,000	98,312	(c)
4.88%	01/17/17	200,000	228,663	(f)
Exelon Corp.
4.90%	06/15/15	70,000	75,424
First Horizon National Corp.
5.38%	12/15/15	94,000	95,152
Florida Power & Light Co.
4.13%	02/01/42	51,000	52,613
FMG Resources August 2006 Pty Ltd.
7.00%	11/01/15	51,000	51,510	(a)
Forest Oil Corp.
7.25%	06/15/19	71,000	72,420
Fresenius Medical Care US Finance Inc.
5.75%	02/15/21	51,000	50,936	(a)
Frontier Communications Corp.
7.13%	03/15/19	104,000	101,400
Georgia-Pacific LLC
5.40%	11/01/20	27,000	29,907	(a)

		Principal Amount	Fair Value

Gilead Sciences Inc.
3.05%	12/01/16	$46,000	$47,080
4.40%	12/01/21	56,000	59,287
5.65%	12/01/41	74,000	81,930
Goldman Sachs Capital I
6.35%	02/15/34	49,000	41,474
Great Plains Energy Inc.
4.85%	06/01/21	60,000	62,894
Halliburton Co.
3.25%	11/15/21	29,000	29,962
4.50%	11/15/41	29,000	29,745
Hanesbrands Inc.
6.38%	12/15/20	106,000	107,590
HCA Inc.
6.50%	02/15/20	36,000	37,350
7.50%	02/15/22	51,000	52,147
HealthSouth Corp.
7.75%	09/15/22	51,000	50,171
Hewlett-Packard Co.
3.00%	09/15/16	58,000	58,409
4.65%	12/09/21	57,000	60,140
Host Hotels & Resorts LP (REIT)
6.00%	11/01/20	51,000	52,147
HSBC Finance Corp.
6.68%	01/15/21	132,000	136,540
Ingles Markets Inc.
8.88%	05/15/17	140,000	151,550
Intelsat Jackson Holdings S.A.
7.25%	10/15/20	42,000	42,630
Inter-American Development Bank
1.38%	10/18/16	86,000	87,163	(f)
Intergas Finance BV
6.38%	05/14/17	100,000	102,000	(a,f)
Inversiones CMPC S.A.
4.75%	01/19/18	11,000	11,476	(a)
John Deere Capital Corp.
3.15%	10/15/21	29,000	29,556
JPMorgan Chase & Co.
3.15%	07/05/16	86,000	86,402
4.35%	08/15/21	274,000	276,715	(f)
5.13%	09/15/14	9,000	9,489
Kinder Morgan Energy Partners LP
5.80%	03/01/21	29,000	32,818
Korea Development Bank
3.25%	03/09/16	100,000	98,504	(f)
Korea National Oil Corp.
2.88%	11/09/15	100,000	99,770	(a,f)
Kraft Foods Inc.
4.13%	02/09/16	93,000	100,973
5.38%	02/10/20	24,000	27,692
Kreditanstalt fuer Wiederaufbau
3.50%	03/10/14	44,000	46,451	(f)
4.50%	07/16/18	85,000	98,818	(f)
Linn Energy LLC
8.63%	04/15/20	42,000	45,570
Lockheed Martin Corp.
3.35%	09/15/21	58,000	57,698
4.85%	09/15/41	58,000	58,784

See Notes to Schedule of Investments and Notes to Financial Statements.

9

Income Fund

Schedule of Investments	December 31, 2011

		Principal Amount	Fair Value

Lorillard Tobacco Co.
3.50%	08/04/16	$58,000	$58,666
7.00%	08/04/41	53,000	55,709
MetroPCS Wireless Inc.
6.63%	11/15/20	38,000	35,435
Midamerican Energy Holdings Co.
6.13%	04/01/36	115,000	137,350	(f)
Morgan Stanley
3.80%	04/29/16	100,000	92,131
5.50%	07/28/21	29,000	26,814
5.75%	01/25/21	200,000	186,561	(f)
Mylan Inc.
7.88%	07/15/20	84,000	92,715	(a,f)
National Agricultural Cooperative Federation
4.25%	01/28/16	100,000	101,535	(a,f)
National JSC Naftogaz of Ukraine
9.50%	09/30/14	100,000	93,750
Nationwide Mutual Insurance Co.
7.88%	04/01/33	27,000	27,731	(a)
9.38%	08/15/39	12,000	14,501	(a)
Newfield Exploration Co.
5.75%	01/30/22	72,000	77,760
News America Inc.
6.65%	11/15/37	25,000	28,323
Nextel Communications Inc. (Series E)
6.88%	10/31/13	80,000	79,600
NextEra Energy Capital Holdings Inc.
2.60%	09/01/15	131,000	132,195
Nisource Finance Corp.
6.13%	03/01/22	62,000	71,378
Noble Energy Inc.
4.15%	12/15/21	56,000	57,932
Novelis Inc.
8.38%	12/15/17	60,000	63,750
NRG Energy Inc.
7.63%	05/15/19	80,000	78,400	(a)
Occidental Petroleum Corp.
1.75%	02/15/17	58,000	58,745
3.13%	02/15/22	58,000	59,499
Oglethorpe Power Corp.
5.38%	11/01/40	32,000	37,865
ONEOK Partners LP
6.13%	02/01/41	64,000	73,735
Pacific Gas & Electric Co.
5.80%	03/01/37	53,000	64,550
6.05%	03/01/34	34,000	42,087
Pacific Rubiales Energy Corp.
7.25%	12/12/21	115,000	115,575	(a)
PacifiCorp
6.25%	10/15/37	2,000	2,636
PAETEC Holding Corp.
8.88%	06/30/17	46,000	49,680
Peabody Energy Corp.
6.00%	11/15/18	15,000	15,300	(a)
6.25%	11/15/21	30,000	31,050	(a)
Pemex Project Funding Master Trust
6.63%	06/15/35 - 06/15/38	32,000	36,255

		Principal Amount	Fair Value

Pernod-Ricard S.A.
4.45%	01/15/22	$150,000	$157,138	(a)
Petrobras International Finance Co.
3.88%	01/27/16	56,000	57,692
Petroleos Mexicanos
6.00%	03/05/20	30,000	33,309
6.50%	06/02/41	10,000	11,250	(a)
8.00%	05/03/19	10,000	12,475
Philip Morris International Inc.
2.50%	05/16/16	60,000	62,042
Pioneer Natural Resources Co.
7.50%	01/15/20	58,000	68,025
Plains All American Pipeline LP
3.95%	09/15/15	68,000	72,008
Power Sector Assets & Liabilities Management Corp.
7.39%	12/02/24	100,000	121,750	(a,f)
Pride International Inc.
6.88%	08/15/20	84,000	98,484
Protective Life Corp.
8.45%	10/15/39	105,000	120,319
Prudential Financial Inc.
5.40%	06/13/35	40,000	38,637
QVC Inc.
7.50%	10/01/19	78,000	83,655	(a)
RailAmerica Inc.
9.25%	07/01/17	66,000	72,105
Range Resources Corp.
5.75%	06/01/21	51,000	55,207
Raytheon Co.
1.40%	12/15/14	57,000	57,276
Republic Services Inc.
5.25%	11/15/21	41,000	46,489
5.70%	05/15/41	38,000	43,590
Reynolds Group Issuer Inc.
8.75%	10/15/16	167,000	175,768	(a)
Roche Holdings Inc.
6.00%	03/01/19	76,000	92,371	(a)
Russian Agricultural Bank OJSC Via RSHB Capital S.A.
6.00%	06/03/21	200,000	175,000	(a,f,g)
Schlumberger Investment S.A.
3.30%	09/14/21	29,000	29,793	(a)
Schlumberger Norge AS
1.95%	09/14/16	29,000	29,341	(a)
Seagate HDD Cayman
7.75%	12/15/18	35,000	37,231	(a)
Solutia Inc.
7.88%	03/15/20	46,000	50,025
Southern Copper Corp.
6.75%	04/16/40	20,000	20,012
Sunoco Logistics Partners Operations LP
4.65%	02/15/22	58,000	59,299
Susser Holdings LLC
8.50%	05/15/16	88,000	94,930
Teva Pharmaceutical Finance Co BV
2.40%	11/10/16	57,000	57,974

See Notes to Schedule of Investments and Notes to Financial Statements.

10

Income Fund

Schedule of Investments	December 31, 2011

		Principal Amount	Fair Value

Teva Pharmaceutical Finance II BV
3.00%	06/15/15	$132,000	$137,460	(f)
Texas Instruments Inc.
2.38%	05/16/16	90,000	93,750
Textron Inc.
6.20%	03/15/15	82,000	88,025
The AES Corp.
8.00%	10/15/17	66,000	72,600	(f)
The Coca-Cola Co.
3.30%	09/01/21	63,000	66,341
The Dow Chemical Co.
5.25%	11/15/41	57,000	59,957
The Goldman Sachs Group Inc.
3.63%	02/07/16	111,000	107,251
3.70%	08/01/15	55,000	53,884
5.25%	07/27/21	149,000	145,355
6.15%	04/01/18	124,000	127,979
6.75%	10/01/37	62,000	57,692
The Potomac Edison Co.
5.35%	11/15/14	95,000	105,321	(f)
Time Warner Cable Inc.
4.00%	09/01/21	37,000	37,434
5.50%	09/01/41	100,000	105,380
6.75%	07/01/18	137,000	162,717
Time Warner Inc.
3.15%	07/15/15	121,000	125,855	(f)
4.00%	01/15/22	57,000	58,794
5.38%	10/15/41	85,000	92,071
5.88%	11/15/16	83,000	95,801
TNK-BP Finance S.A.
7.25%	02/02/20	15,000	15,450	(a)
Transocean Inc.
6.38%	12/15/21	18,000	19,132
UBS AG
5.88%	07/15/16	100,000	99,594	(f)
Vail Resorts Inc.
6.50%	05/01/19	100,000	102,000
Verizon Communications Inc.
3.50%	11/01/21	86,000	89,536
Viacom Inc.
2.50%	12/15/16	40,000	39,985
3.88%	12/15/21	56,000	57,169
Visteon Corp.
6.75%	04/15/19	53,000	52,867	(a)
Williams Partners LP
4.13%	11/15/20	15,000	15,394
Willis Group Holdings PLC
4.13%	03/15/16	61,000	61,954
Windstream Corp.
7.75%	10/01/21	53,000	54,325
7.88%	11/01/17	91,000	98,507	(f)
Woodside Finance Ltd.
4.50%	11/10/14	95,000	100,026	(a)
Wynn Las Vegas LLC
7.88%	05/01/20	70,000	77,087
XL Group PLC (Series E)
6.50%	12/31/49	57,000	44,603	(g)
XLIT Ltd.
5.75%	10/01/21	63,000	66,489

		Principal Amount	Fair Value

Xstrata Finance Canada Ltd.
5.80%	11/15/16	$92,873	$101,313	(a,f)
			17,917,514

Non-Agency Collateralized Mortgage Obligations — 6.4%

Banc of America Merrill Lynch Commercial Mortgage Inc.
5.19%	09/10/47	80,000	88,479	(g)
5.63%	07/10/46	60,000	66,393
5.72%	02/10/51	170,000	186,020	(g)
5.73%	07/10/46	50,000	24,000	(g)
5.79%	02/10/51	90,000	85,152	(g)
5.89%	07/10/44	360,000	394,663	(g)
6.21%	02/10/51	60,000	67,721	(g)
6.25%	02/10/51	70,000	68,823	(g)
Banc of America Mortgage Securities Inc.
6.00%	01/25/36	14,106	63	(g,k)
Bear Stearns Commercial Mortgage Securities
4.93%	02/13/42	100,000	108,456	(g)
5.53%	04/12/38	60,000	62,181	(g)
5.71%	06/11/40	60,000	38,329	(g)
5.76%	09/11/38	60,000	62,731	(g)
5.98%	09/11/42	20,000	6,908	(g,k)
Commercial Mortgage Pass Through Certificates
4.98%	05/10/43	30,000	32,713	(g)
Credit Suisse First Boston Mortgage Securities Corp.
5.32%	10/25/35	71,892	1,800	(g,k)
Credit Suisse Mortgage Capital Certificates
5.42%	02/15/39	150,000	117,683	(f,g)
5.62%	02/25/36	28,092	645	(g,k)
DBUBS Mortgage Trust
5.56%	11/10/46	50,000	31,829	(a,f,g)
Extended Stay America Trust
5.50%	11/05/27	200,000	200,733	(a)
GS Mortgage Securities Corp. II
3.00%	08/10/44	60,000	61,486
Indymac INDA Mortgage Loan Trust
4.98%	01/25/36	5,278	2	(g,k)
JP Morgan Chase Commercial Mortgage Securities Corp.
5.04%	03/15/46	30,000	32,554	(g)
5.34%	08/12/37	220,000	240,178	(f,g)
5.44%	05/15/45 - 06/12/47	240,000	252,393
5.51%	04/15/43	40,000	20,834	(g)
5.79%	02/12/51	130,000	143,140	(f,g)
6.19%	02/12/51	40,000	13,676	(g,k)
LB-UBS Commercial Mortgage Trust
5.16%	02/15/31	70,000	77,226	(f)
6.15%	04/15/41	70,000	60,777	(g)
MASTR Alternative Loans Trust
5.00%	08/25/18	67,344	6,910	(e,k,l)
Merrill Lynch Mortgage Trust
5.67%	05/12/39	195,000	153,969	(f,g)

See Notes to Schedule of Investments and Notes to Financial Statements.

11

Income Fund

Schedule of Investments	December 31, 2011

		Principal Amount	Fair Value

Morgan Stanley Capital I
5.48%	02/12/44	$95,000	$90,499	(g)
5.62%	12/12/49	50,000	50,857
5.64%	06/11/42	50,000	37,727	(g)
5.73%	10/15/42	126,000	83,077	(f,g)
5.81%	08/12/41	30,000	34,270	(g)
5.81%	12/12/49	100,000	110,113
6.28%	01/11/43	70,000	72,646	(f,g)
Residential Funding Mortgage Securities I
5.75%**	01/25/36	43,624	—	(k)
Wachovia Bank Commercial Mortgage Trust
5.47%	01/15/45	70,000	71,241	(f,g)
Wells Fargo Mortgage Backed Securities Trust
5.50%	01/25/36	87,152	1	(k)
			3,258,898

Sovereign Bonds — 3.3%

Government of Argentina
2.50%	12/31/38	8,242	2,905	(h)
8.28%	12/31/33	5,737	4,087
Government of Belize
6.00%	02/20/29	5,000	3,000	(a,h)
6.00%	02/20/29	38,100	22,860	(h)
Government of Brazil
5.63%	01/07/41	100,000	116,000
8.25%	01/20/34	13,000	19,598
Government of Chile
3.25%	09/14/21	100,000	102,750
Government of Colombia
6.13%	01/18/41	100,000	123,500	(f)
Government of Costa Rica
10.00%	08/01/20	12,000	16,350	(a)
Government of Dominican Republic
7.50%	05/06/21	100,000	98,000	(a,f)
Government of El Salvador
7.65%	06/15/35	20,000	20,400	(a,f)
Government of Grenada
4.50%	09/15/25	25,900	14,763	(a,f,h)
Government of Hungary
6.38%	03/29/21	21,000	18,795
7.63%	03/29/41	32,000	28,160
Government of Indonesia
6.63%	02/17/37	175,000	211,750	(a)
Government of Lebanon
4.00%	12/31/17	4,200	4,163
5.15%	11/12/18	11,000	10,890
6.10%	10/04/22	11,000	11,151
Government of Mexico
5.13%	01/15/20	20,000	22,850
5.75%	10/12/49	20,000	21,300
6.05%	01/11/40	18,000	22,005
6.75%	09/27/34	10,000	13,025
Government of Panama
6.70%	01/26/36	56,000	73,080
Government of Peru
5.63%	11/18/50	20,000	22,000

		Principal Amount	Fair Value

6.55%	03/14/37	$41,000	$52,070
Government of Poland
5.00%	03/23/22	41,000	41,205
5.13%	04/21/21	11,000	11,193
6.38%	07/15/19	7,000	7,753
Government of Turkey
5.63%	03/30/21	100,000	101,125		(f)
6.88%	03/17/36	10,000	10,425
Government of Uruguay
6.88%	09/28/25	45,878	59,183
7.63%	03/21/36	209,646	289,836
Government of Venezuela
10.75%	09/19/13	14,000	14,140
Government of Vietnam
1.32%	03/12/16	4,696	4,217		(g)
Russian Foreign Bond – Eurobond
5.00%	04/29/20	100,000	103,165		(a,f)
7.50%	03/31/30	8,494	9,864		(h)
			1,707,558

Municipal Bonds and Notes — 0.9%

American Municipal Power Inc.
6.27%	02/15/50	20,000	22,540
Municipal Electric Authority of Georgia
6.64%	04/01/57	146,000	151,758		(f)
New Jersey State Turnpike Authority
7.10%	01/01/41	30,000	41,072
7.41%	01/01/40	110,000	157,738		(f)
New Jersey Transportation Trust Fund Authority
6.88%	12/15/39	15,000	16,725
South Carolina State Public Service Authority
6.45%	01/01/50	30,000	40,445
State of California
5.70%	11/01/21	40,000	43,668
			473,946

FNMA — 0.0%*

Lehman TBA
5.50%	TBA	83,122	—	**	(b,j,k,m)

Total Bonds and Notes (Cost $47,684,726)			48,827,738
Other Investments — 0.4%
GEI Investment Fund (Cost $211,831)			203,358		(i)

Total Investments in Securities (Cost $47,896,557)			49,031,096

See Notes to Schedule of Investments and Notes to Financial Statements.

12

Income Fund

Schedule of Investments	December 31, 2011

	Fair Value
Short-Term Investments — 6.2%

GE Institutional Money Market Fund Investment Class 0.06% (Cost $3,173,571)	$3,173,571	(c,i)

Total Investments (Cost $51,070,128)	52,204,667

Liabilities in Excess of Other Assets, net — (2.0)%	(1,013,606)

NET ASSETS — 100.0%	$51,191,061

Other Information

The Fund had the following long futures contracts open at December 31,2011:

Description	Expiration date	Number of Contracts	Current Notional Value	Unrealized Appreciation/ (Depreciation)
2 Yr. U.S. Treasury Notes Futures	March 2012	18	$3,969,844	$(443)
5 Yr. U.S. Treasury Notes Futures	March 2012	27	3,327,961	20,387
30 Yr. U.S. Treasury Bond Futures	March 2012	3	434,438	6,648

				$26,592

The Fund had the following short futures contracts open at December 31, 2011:

Description	Expiration Date	Number of Contracts	Current Notional Value	Unrealized (Depreciation)
Ultra long U.S. Treasury Bond Futures	March 2012	18	$(2,883,375)	$(65,752)
10 Yr. U.S. Treasury Notes Futures	March 2012	42	(5,507,250)	(67,147)

				$(132,899)

				$(106,307)

See Notes to Schedule of Investments and Notes to Financial Statements.

13

Notes to Schedule of Investments	December 31, 2011

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities information regarding holdings, allocations and other characteristics are presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security. See the Fund’s summary prospectus and statutory prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a)	Pursuant to Rule 144A of the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2011, these securities amounted to $4,831,680 or 9.44% of the net assets of the GE Investments Income Fund. These securities have been determined to be liquid using procedures established by the Fund’s Board of Directors (unaudited).

(b)	Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(c)	Coupon amount represents effective yield.

(d)	Principal only security. These securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the “principal only” holder.

(e)	Interest only security. These securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the “interest only” holding.

(f)	At December 31, 2011 , all or a portion of this security was reserved and/or pledged to cover collateral requirements for futures, options, forward foreign currency contracts and/or TBA’s.

(g)	Variable or floating rate security. The stated rate represents the rate at December 31, 2011 .

(h)	Step coupon bond. Security becomes interest bearing at a future date.
(i)	GE Asset Management, the investment adviser of the Fund, also serves as investment adviser of the GEI Investment Fund and the GE Institutional Money Market Fund.

(j)	Securities in default

(k)	Illiquid securities. At December 31, 2011, these securities amounted to $73,981 or 0.14% of net assets for the GE Investments Income Fund. These securities have been determined to be illiquid using procedures established by the Fund’s Board of Directors (unaudited).

(l)	Coupon amount represents the coupon of the underlying mortgage securities on which monthly interest payments are based.

(m)	Fair Valued Security.

*	Less than 0.05%.

**	Amount is less than $ 0.50.

†	Percentages are based on net assets as of December 31, 2011 .

Abbreviations:

REIT	Real Estate Investment Trust

REMIC	Real Estate Mortgage Investment Conduit

STRIPS	Separate Trading of Registered Interest and Principal of Security

TBA	To be Announced

14

Financial Highlights

Selected data based on a share outstanding throughout the fiscal years indicated

	CLASS 1
	12/31/11		12/31/10		12/31/09		12/31/08		12/31/07
Inception date	—		—		—		—		1/3/95
Net asset value, beginning of period	$11.05		$10.62		$10.26		$11.50		$11.80
Income/(loss) from investment operations:
Net investment income (loss)	0.48		0.34	*	0.37		0.56		0.81
Net realized and unrealized gains/(losses) on investments	0.32		0.46		0.45		(1.16)		(0.25)
Total income/(loss) from investment operations	0.80		0.80		0.82		(0.60)		0.56
Less distributions from:
Net investment income	0.50		0.37		0.46		0.64		0.82
Net realized gains	—		—		—		—		—
Return of capital	—		—		—		0.00	(b)	0.04
Total distributions	0.50		0.37		0.46		0.64		0.86
Net asset value, end of period	$11.35		$11.05		$10.62		$10.26		$11.50
TOTAL RETURN (a)	7.20%		7.56%		7.88%		(5.21)%		4.83%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$51,191		$54,884		$59,532		$68,731		$93,480
Ratios to average net assets:
Net investment income	3.99%		3.07%		4.01%		4.63%		5.07%
Net expenses	0.86%	(c)	0.83%	(c)	0.84%	(c)	0.63%	(c)	0.61%
Gross expenses	0.87%		1.00%		0.84%		0.65%		0.61%
Portfolio turnover rate	359%		320%		251%		385%		448%

Notes to Financial Highlights

(a)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions and do not include the effect of insurance contract charges. Past performance does not guarantee future results.
(b)	Less than $0.01 per share.
(c)	Reflects GE Asset Management’s waiver of a portion of the Fund’s management fee in an amount equal to the management fee earned by GEAM with respect to the Fund’s investment in the GE Institutional Money Market Fund or, prior to 2011, in another affiliated Money Market Fund formerly managed by GEAM.
*	Per share values have been calculated using the average share method.

The accompanying Notes are an integral part of these financial statements.

15

Statement of Assets and Liabilities December 31, 2011

ASSETS
Investments in securities, at fair value (cost $47,684,726)	$48,827,738
Investments in affiliated securities, at fair value (cost $211,831)	203,358
Short-term affiliated investments (at amortized cost)	3,173,571
Receivable for investments sold	10,310
Income receivables	417,735
Receivable for fund shares sold	166
Other assets	391
Total Assets	52,633,269

LIABILITIES
Payable for investments purchased	1,268,551
Payable for fund shares redeemed	14,917
Payable to GEAM	21,342
Accrued custody and accounting expenses	87,252
Accrued other expenses	35,090
Variation margin payable	15,056
Total Liabilities	1,442,208
NET ASSETS	$51,191,061

NET ASSETS CONSIST OF:
Capital paid in	59,531,055
Undistributed (distribution in excess of) net investment income	(36,376)
Accumulated net realized gain (loss)	(9,331,850)
Net unrealized appreciation/(depreciation) on:
Investments	1,134,539
Futures	(106,307)
NET ASSETS	$51,191,061

Class 1

NET ASSETS	51,191,061
Shares outstanding( $.001 par value; unlimited shares authorized)	4,510,344
Net asset value per share	$11.35

The accompanying Notes are an integral part of these financial statements.

16

Statement of Operations For the period ending December 31, 2011

INVESTMENT INCOME
Income
Interest	$2,543,908
Interest from affiliated investments	5,350
Less: Foreign taxes withheld	(1,368)
Total Income	2,547,890

Expenses
Advisory and administration fees	263,854
Distribution fees
Class 4*	16
Transfer agent fees	3,311
Director’s fees	2,120
Custody and accounting expenses	129,456
Professional fees	16,862
Other expenses	42,173
Total expenses before waiver and reimbursement	457,792
Less: Expenses waived or borne by the adviser	(6,226)
Net expenses	451,566
Net investment income	2,096,324

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on:
Investments	2,757,140
Futures	(993,527)

Increase (decrease) in unrealized appreciation/(depreciation) on:
Investments	(7,384)
Futures	(217,924)
Net realized and unrealized gain on investments	1,538,305
Net increase in net assets resulting from operations	$3,634,629

*	Share Class 4 was closed effective April 30, 2011.

The accompanying Notes are an integral part of these financial statements.

17

Statements of Changes in Net Assets
	Year Ended December 31, 2011	Year Ended December 31, 2010

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$2,096,324	$1,783,590
Net realized gain on investments and futures	1,763,613	1,114,421
Net increase (decrease) in unrealized appreciation / (depreciation) on investments and futures	(225,308)	1,329,698
Net increase from operations	3,634,629	4,227,709
Distributions to shareholders from:
Net investment income
Class 1	(2,140,730)	(1,793,522)
Class 4*	—	(308)
Total distributions	(2,140,730)	(1,793,830)
Increase in net assets from operations and distributions	1,493,899	2,433,879
Share transactions:
Proceeds from sale of shares
Class 1	3,486,517	2,086,200
Class 4*	—	111
Value of distributions reinvested
Class 1	2,140,730	1,793,522
Class 4*	—	308
Cost of shares redeemed
Class 1	(10,813,893)	(10,961,631)
Class 4*	(11,075)	(100)
Net decrease from share transactions	(5,197,721)	(7,081,590)
Total decrease in net assets	(3,703,822)	(4,647,711)

NET ASSETS
Beginning of period	54,894,883	59,542,594
End of period	$51,191,061	$54,894,883
Undistributed (distribution in excess of) net investment income, end of period	$(36,376)	$(22,381)

CHANGES IN FUND SHARES

Class 1
Shares sold	302,233	181,456
Issued for distributions reinvested	188,944	162,604
Shares redeemed	(945,511)	(983,632)
Net increase (decrease) in fund shares	(454,334)	(639,572)

Class 4*
Shares sold	—	9
Issued for distributions reinvested	—	28
Shares redeemed	(980)	(9)
Net increase (decrease) in fund shares	(980)	28

*	Share Class 4 was closed effective April 30, 2011.

The accompanying Notes are an integral part of these financial statements.

18

Notes to Financial Statements	December 31, 2011

1.	Organization of the Company

GE Investments Funds, Inc. (the “Company”) was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is composed of fourteen investment portfolios (collectively the “Funds”), although only the following eleven are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, Premier Growth Equity Fund, Core Value Equity Fund, Mid-Cap Equity Fund, Small-Cap Equity Fund, International Equity Fund, Total Return Fund, Income Fund (the “Fund”), Money Market Fund and Real Estate Securities Fund.

Shares of the Funds of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. GE Asset Management Incorporated (“GEAM”) is the investment adviser and administrator of each of the Funds.

The Company currently offers one share class (Class 1) of the Fund as an investment option for variable life insurance and variable annuity contracts. Class 4 shares were first offered on May 1, 2008, and Fund shares outstanding prior to May 1, 2008 were designated as Class 1 shares. Effective April 30, 2011, Class 4 shares were closed and are no longer offered.

2.	Summary of Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Subsequent events after the balance sheet date through the date the financial statements were issued, have been evaluated in the preparation of the financial statements. There are no items to report.

The following summarizes the significant accounting policies of the Company:

Securities Valuation and Transactions.  All investments in securities are recorded at their estimated fair value, as described in Note 3.

Securities transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

The Fund’s income, expenses (other than distribution fees) and realized and unrealized gains and losses are allocated proportionally each day among the share classes based upon the relative net assets of each class.

Foreign Currency  Accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

All assets and liabilities of the Fund initially expressed in foreign currency values will be converted into U.S. dollars at the WM/Reuter exchange rate computed at 11:00 a.m., Eastern time.

The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the year. Such fluctuations are included in the net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of foreign securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities (including foreign currencies and open foreign currency contracts) as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

Derivatives  The Fund is subject to equity price risk, interest rate risk, credit risk, and foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The Fund enters into derivative transactions to gain market exposure for residual and accumulating cash positions, and for managing the duration of fixed-income investments.

19

Notes to Financial Statements	December 31, 2011

Futures Contracts  A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. The Fund invested in futures for a variety of portfolio management purposes such as hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions, gaining market exposure for accumulating and residual cash positions, or when the transactions are economically appropriate to the reduction of risks inherent in the management of the Fund. The Fund invests in futures contracts to manage its exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase a Fund’s exposure to the underlying instrument while selling futures tends to decrease a Fund’s exposure to the underlying instrument or to hedge other Fund investments. The Fund will not enter into a transaction involving futures for speculative purposes. With futures contracts, there is minimal counterparty credit risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all traded futures, guarantees the futures against default. The Fund’s risks in using these contracts include changes in the value of the underlying instruments, non- performance of the counterparties under the contracts’ terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain or loss on the expiration or closing of a futures contract.

Investments in Foreign Markets  Investments in foreign markets involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, restrictions on repatriation of income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which they invest. Such taxes are generally based upon income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

Investment Income  Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions which are recorded as soon after the ex-dividend date as such information becomes available. Withholding taxes in foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Interest income is recorded on the accrual basis. Accretion of discounts and amortization of premiums on taxable bonds are to the call or maturity date, whichever is shorter, using the effective yield method.

Expenses  Fund specific expenses are allocated to the Fund that incurs such expenses. Such expenses may include custodial fees, legal and accounting fees, printing costs and registration fees. Expenses that are not fund specific are allocated pro rata across the Funds. Certain class specific expenses (such as distribution fees) are allocated to the class that incurs such expense. Expenses of the Fund are generally paid directly by the Fund however, expenses may be paid by GEAM and reimbursed by the Fund.

Federal Income Taxes  The Fund intends to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all its taxable net investment income and net realized capital gains to its shareholders. Therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes.

3.	Securities Valuation

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a framework for measuring fair value and providing related disclosures. Broadly, the framework requires fair value to be determined based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants at the measurement date. In the absence of active markets for the identical assets or liabilities, such measurements involve

20

Notes to Financial Statements	December 31, 2011

developing assumptions based on market observable data and, in the absence of such data, internal information that is consistent with what market participants would use in a hypothetical transaction that occurs at the measurement date. It also establishes a three-level valuation hierarchy based upon observable and non-observable inputs.

Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. Preference is given to observable inputs. These two types of inputs create the following fair value hierarchy:

Level 1 — Quoted prices for identical investments in active markets.

Level 2 — Quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

Level 3 — Significant inputs to the valuation model are unobservable.

Policies and procedures are maintained to value investments using the best and most relevant data available. In addition, pricing vendors are utilized to assist in valuing investments. GEAM performs periodic reviews of the methodologies used by independent pricing services including price validation of individual securities.

Fair Value Measurement The following section describes the valuation methodologies the Fund uses to measure different financial investments at fair value.

Debt securities (other than short-term securities described below) generally are valued at an evaluated bid price as reported by independent pricing services. The pricing services use various pricing models for each asset class. The inputs and assumptions to the model of the pricing services are derived from market observable sources, including: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers, and other market related data. Since many fixed income securities do not trade on a daily basis, the methodology of the pricing service uses other available information as applicable such as benchmark curves, benchmarking of similar securities, sector groupings, and matrix pricing. Thus, certain securities may not be priced using quoted prices, but rather determined from market observable information. These investments are included in Level 2 and are primarily comprised of corporate fixed income, government, mortgage and asset-backed securities. In the absence of a reliable bid price from such a pricing service, debt securities may be valued based on broker or dealer supplied valuations or quotations. In these infrequent circumstances, pricing services may provide the Fund with valuations that are based on significant unobservable inputs, and in those circumstances the investment securities are classified as Level 3.

The Fund may use non-binding broker or dealer quotes for valuation when there is limited or no relevant market activity for a specific investment or for other investments that share similar characteristics and a price is not provided by a pricing service or is deemed not to be reliable. The Fund has not adjusted the prices obtained. Investment securities priced using non-binding broker or dealer quotes are included in Level 3.

Short-term investments of sufficient credit quality with remaining maturities of sixty days or less at the time of purchase are typically valued on the basis of amortized cost which approximates fair value and these are included in Level 2.

If it is determined that amortized cost does not approximate fair value, securities may be valued based on dealer supplied valuations or quotations. In these infrequent circumstances, pricing services may provide the Fund with valuations that are based on significant unobservable inputs, and in those circumstances the investment securities are classified in Level 3.

The Fund uses the net asset value per unit for collective funds (i.e., GEI Investment Fund). The Fund classifies the investment security in Level 2.

If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Fund’s Board of Directors that are designed to establish its “fair” value. These securities are typically classified in Level 3. Those procedures require that the fair value of a security be established by a valuation committee of GEAM. The valuation committee follows different protocols for different types of investments and circumstances. The fair value procedures may be used to value any investment of the Fund in the appropriate circumstances.

Fair value determinations generally are used for securities whose value is affected by a significant event that will materially affect the value of a security and which occurs subsequent to the time of the close of the principal market on which such security trades but prior to the calculation of the Fund’s NAV.

21

Notes to Financial Statements	December 31, 2011

The value established for such a portfolio security may be different than what would be produced through the use of market quotations or another methodology. Portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio security for the value established for it at any time and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Other financial investments are derivative instruments that are not reflected in total investments, such as futures,

forwards, swaps, and written options contracts, which are valued based on fair value as discussed above.

The Fund uses closing prices for derivatives included in Level 1, which are traded either on exchanges or liquid over-the counter markets. Derivative assets and liabilities included in Level 2 primarily represent interest rate swaps, cross-currency swaps and foreign currency and commodity forward and option contracts. Derivative assets and liabilities included in Level 3 primarily represent interest rate products that contain embedded optionality or prepayment features.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table presents the Fund’s investments measured at fair value on a recurring basis at December 31, 2011:

Investments	Level 1	Level 2	Level 3	Total
Investments in Securities†
U.S. Treasuries	$—	$8,037,165	$—	$8,037,165
Agency Mortgage Backed	—	14,868,934	—	14,868,934
Agency CMOs	—	1,736,966	—	1,736,966
Asset Backed	—	826,757	—	826,757
Corporate Notes	—	17,917,514	—	17,917,514
Non-Agency CMOs	—	3,258,898	—	3,258,898
Sovereign Bonds	—	1,707,558	—	1,707,558
Municipal Notes and Bonds	—	473,946	—	473,946
Other Investments	—	203,358	—	203,358
Short-Term Investments	3,173,571	—	—	3,173,571
Total Investments in Securities	$3,173,571	$49,031,096	$—	$52,204,667
Other Financial Instruments*
Futures Contracts — Unrealized Appreciation	$27,035	$—	$—	$27,035
Futures Contracts — Unrealized Depreciation	(133,342)	—	—	(133,342)
Total Other Financial Instruments	$(106,307)	$—	$—	$(106,307)

†	See Schedule of Investments for Industry Classification
*	Other financial instruments include derivative instruments such as futures contracts. Amounts shown represent unrealized appreciation (depreciation), at period end.

The following table presents the changes in Level 3 investments measured on a recurring basis for the period ended December 31, 2011:

Income Fund	Agency CMOs	Asset Backed	Non-Agency CMOs	Total
Balance at 12/31/10	$190,530	$11,686	$124	$202,340
Accrued discounts/premiums	(3,554)	—	—	(3,554)
Realized gain (loss)	8,794	—	(38,479)	(29,685)
Change in unrealized gain (loss)	(9,952)	—	38,396	28,444
Purchases	—	—	—	—
Sales	(36,634)	—	(41)	(36,675)
Issuances	—	—	—	—
Settlements	—	—	—	—
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	(149,184)	(11,686)	—	(160,870)
Balance at 12/31/11	$—	$—	$—	$—
Change in unrealized appreciation relating to securities still held at 12/31/11	$—	$—	$—	$—

22

Notes to Financial Statements	December 31, 2011

There were no significant transfers between Level 1 and Level 2. Transfers between fair value levels are considered to occur at the beginning of the period.

4.	Derivatives Transactions

Shown below are the derivative contracts entered into by the Fund, summarized by primary risk exposure as they appear on the Statement of Assets and Liabilities, all of which are not accounted for as hedging instruments under FASB Accounting Standards Codification (“ASC”) No. 815 Derivatives and Hedging as of December 31, 2011.

	Asset Derivatives December 31, 2011			Liability Derivatives December 31, 2011
Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statement of Assets and Liabilities	Fair Value ($)		Location in the Statements of Assets and Liabilities	Fair Value ($)
Interest Rate Contracts	Assets, Net Assets — Net Unrealized Appreciation/(Depreciation) on Futures	27,035	*	Liabilities, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	(133,342	)*

*	Includes cumulative unrealized appreciation/(depreciation) of futures contracts as reported in the Schedule of Investments and within the components of the net assets section of the Statement of Assets and Liabilities. Only the current day’s variation margin is reported within the Assets and/or Liabilities section on the Statement of Assets and Liabilities.

Shown below are the effects of derivative instruments on the Fund’s Statement of Operations, summarized by primary risk exposure all of which are not accounted for as hedging instruments under ASC 815.

Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statement of Operations	Total Notional Amount of Futures Contracts Purchased/(Sold) ($)	Realized Gain or (Loss) on Derivatives Recognized in Income ($)	Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income ($)
Interest Rate Contracts	Realized gain/(loss) on Futures, Increase/(decrease) in unrealized appreciation/ (depreciation) on Futures	154,262,255/(150,351,407)	(993,527)	(217,924)
5.	Line of Credit

The Company shares a revolving credit facility of up to $150 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company (“State Street”). The revolving credit facility requires the payment of a commitment fee equal to 0.100% (prior to November 2, 2011, the rate was 0.125%) per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. In addition, the Company has a $100 million uncommitted, unsecured line of credit with State Street. Generally, borrowings under the credit facilities would accrue interest at the Federal Funds Rate plus 50 basis points and would be borne by the borrowing Fund. The maximum amount allowed to be borrowed by any one Fund is the lesser of (i) 33.33% of its total assets or (ii) 20% of its net assets. The credit facilities were not utilized by the Fund during the fiscal year ended December 31, 2011.

6.	Fees and Compensation Paid to Affiliates

Advisory and Administration Fees GEAM, a registered investment adviser, was retained by the Company’s Board of Directors effective November 15, 1997 to act as investment adviser and administrator of the Fund. Compensation of GEAM for investment advisory and administrative services is paid monthly based on the average daily net assets of the Fund at an annualized rate of 0.50%.

GEAM has a contractual arrangement with the Fund to waive a portion of the Fund’s management fee in the amount equal to the management fee earned by GEAM with respect to the Fund’s investment in the GE Institutional Money Market Fund.

Distribution and Service (12b-1) Fees Prior to the closure of Class 4 shares on April 30, 2011 the Company had adopted a Distribution and Service (12b-1) Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to Class 4

23

Notes to Financial Statements	December 31, 2011

shares of the Fund. Under the Plan, the Fund could compensate GE Investment Distributors, Inc. (“GEID”), a wholly-owned subsidiary of GEAM and the Fund’s principal distributor, for certain sales services provided by GEID or other broker dealers and investor services provided by GEID or other service providers relating to the Fund’s Class 4 shares, including services to owners or prospective owners of variable contracts issued by insurance companies that offered such share class as an investment option. The amount of compensation paid under the Plan by the Fund’s Class 4 shares was not to exceed 0.45% of the average daily net assets of the Fund attributable to such share class.

Directors’ Compensation The Fund pays no compensation to its directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to non-interested Directors are reflected on the Statement of Operations. These fees are allocated pro rata across all of the mutual fund platforms served by the Directors, including the Fund, and are based upon the relative net assets of each fund within such platforms.

7.	Investment Transactions

Purchases and Sales of Securities The cost of purchases and the proceeds from sales of investments, other than short-term securities, for the year ended December 31, 2011 were as follows:

U.S. Government Securities
Purchases	Sales
$152,621,485	$154,261,782

Other Securities
Purchases	Sales
$28,182,340	$32,871,223

8.	Income Taxes

The Fund is subject to ASC 740, Income Taxes. ASC 740 provides guidance for financial accounting and reporting for the effects of income taxes that result from an entity’s activities during the year. ASC 740 also provides guidance regarding how certain tax positions should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more likely than not” of being sustained by the applicable tax authority. There are no adjustments to the Fund’s net assets required under ASC 740. The Fund’s 2008, 2009, 2010, and 2011 fiscal years tax returns are still open to examination by the Federal and applicable state tax authorities.

At December 31, 2011, information on the tax cost of investments was as follows:

	Gross Unrealized Tax		Net Tax Appreciation/(Depreciation)		Undistributed
Cost of Investments For Tax Purposes	Appreciation	Depreciation	Investments	Derivatives/ Currency	Income	Accumulated Capital Loss	Late-Year Losses
$51,379,986	$1,909,323	$(1,084,642)	$824,681	13	$0	$(9,101,388)	$(63,301)

Capital loss carryovers are available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

As of December 31, 2011, the Fund has capital loss carryovers as follows:

Amount
Short-Term	Long-Term	Expires
$ 719,074	$—	12/31/2015
972,866	—	12/31/2016
7,409,448	—	12/31/2017

These amounts will be available to offset future taxable capital gains. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in

24

Notes to Financial Statements	December 31, 2011

25

taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

During the year ended December 31, 2011, the Fund utilized $1,662,452 of prior year capital loss carryovers.

Any qualified late-year loss is deemed to arise on the first day of the Fund’s next tax year (if the Fund elects to defer such loss). Under this regime, generally, the Fund can elect to defer any post-October capital loss and/or any late-year ordinary loss as defined by the Internal Revenue Code.

The Fund elected to defer qualified late-year losses for the year ended December 31, 2011 as follows:

Capital	Ordinary
$63,301	$—

The tax composition of distributions paid during the years ended December 31, 2011 and December 31, 2010 were as follows:

	Ordinary Income	Long-Term Capital Gains	Total
2011	$2,140,730	$—	$2,140,730
2010	1,793,830	—	1,793,830

Distributions to Shareholders The Fund declares and pays any dividends from net investment income annually. The Fund declares and pays any net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) futures, treatment of realized and unrealized gains and losses on foreign currency contracts, paydown gains and losses on mortgage-backed securities, investments organized as partnerships for tax purposes, losses deferred due to offsetting positions, and losses deferred due to wash sale transactions. Reclassifications due to permanent book/tax differences are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the net asset value of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

The reclassifications for the year ended December 31, 2011 were as follows:

Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Capital Paid In
$30,411	$83,122	$(113,533)

9.	Recent Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011-04, Fair Value Measurement: Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. ASU 2011-04 amended wording resulting in common fair value measurement and disclosure requirements in U.S. GAAP and International Financial Reporting Standards (IFRS). In particular, the amendments clarify how to apply existing fair value measurement and disclosure requirements as well as expand disclosure about valuation techniques and unobservable inputs used in Level 3 fair value measurements. In addition, the amendments require a narrative description of Level 3 measurements’ sensitivity to changes in unobservable inputs if such changes significantly alter the fair value measurement. The amendments are applied prospectively and are effective for an annual period beginning after December 15, 2011.

Management of the Fund does not believe the adoption of ASU 2011-04 will materially impact the financial statement amounts, however, additional disclosures will be required about valuation techniques and inputs.

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors

GE Investments Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Income Fund, a series of GE Investments Funds, Inc., as of December 31, 2011, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Income Fund as of December 31, 2011, the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 27, 2012

26

Advisory and Administrative Agreement Renewal	(unaudited)

The Board of Directors of the GE Investments Funds, Inc. (the “Board”), including the independent Board members, considered and unanimously approved the continuance of the Fund’s Investment Advisory and Administration Agreement with GE Asset Management Incorporated (“GEAM”) at meetings held on December 6 and December 9, 2011.

In considering whether to approve the Fund’s investment advisory agreement, the Board members considered and discussed a substantial amount of information and analysis provided, at the Board’s request, by GEAM. The Board members also considered detailed information regarding performance and expenses of other investment companies, including those with similar investment strategies and sizes, which was prepared by independent third party provider Morningstar, Inc. (“Morningstar”). The Board members reviewed the fees charged by GEAM for other mutual funds and investment products other than mutual funds that employ the same investment strategy as the Fund. The Board had the opportunity to ask questions and request additional information in connection with its considerations.

Before approving the Fund’s investment advisory agreement, the Board members reviewed the information provided with management of GEAM and with independent legal counsel. The Board members also reviewed a memorandum prepared by independent legal counsel discussing the legal standards for the consideration of the proposed continuance. The independent Board members discussed the proposed continuance in detail during a private session with their independent legal counsel at which no representatives of GEAM were present. The independent Board members and their independent legal counsel requested, and received and considered, additional information from GEAM following these sessions.

In advance of the meetings, and in response to their request, the Board members received from GEAM written responses to their inquiries, which included substantial exhibits and other materials related to GEAM’s business and the services it provides to the Fund. The Board members took into account their multi-year experience as Board members and particularly their consideration of these types of agreements in recent years. The information was presented in a manner to facilitate comparison to prior periods and to reflect certain enhancements. To focus their review, the Board members asked GEAM management, in its oral presentation, to highlight material differences from the information presented in recent years.

During the meetings, the Board members had an opportunity to discuss this information with GEAM managers, including senior executives, representatives from the legal, compliance and finance departments, and investment personnel. The Board members posed questions to these representatives and engaged in substantive discussions with them concerning GEAM’s investment process.

In reaching their determination relating to continuance of the Fund’s investment advisory agreement, the Board members considered all factors that they deemed relevant, including the factors discussed below. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Board member may have attributed different weights to the various factors. In particular, the Board members focused on the following:

The Nature, Extent And Quality Of Services Provided.

The Board members reviewed the services provided by GEAM, taking into account their extensive past experiences with GEAM. They focused on the favorable attributes of GEAM, including (i) an investment philosophy oriented toward long-term performance; (ii) effective processes used for selecting investments and brokers; (iii) effective processes used for providing Fund administration, including controllership and compliance functions and oversight of the performance of other companies that provide services to the Fund; (iv) highly skilled professionals including analysts, research professionals, traders and portfolio managers with a depth of experience relevant to the Fund; (v) access to significant technological resources from which the Fund may benefit; and (vi) a favorable history and reputation. The Board members noted that the Fund represents only a small portion of the assets managed by GEAM, but benefits from a full array of services and resources provided by GEAM.

In light of these discussions, the Board, including the independent Board members, concluded that GEAM’s services continue to be satisfactory.

Investment Performance Of The Fund.

The Board members considered the investment performance of the Fund for various periods. The Board members reviewed detailed comparisons of the performance of the Fund with the relevant securities index and peer groupings of mutual funds prepared by Morningstar with respect to

27

Advisory and Administrative Agreement Renewal	(unaudited)

various periods. The Board members also engaged in detailed discussions with GEAM management about its investment process and performance results. These discussions focused on the Fund’s investment objective, the number and experience of portfolio management and supporting research personnel, the investment style and approach employed, the likely market cycles for the investment style, and the relative underperformance in certain periods, as well as the Fund’s recent strong performance.

The Board, including the independent Board members, concluded that the Fund’s performance was acceptable overall taking into consideration the factors discussed above.

Cost Of The Services Provided And Profits Realized From The Relationship With The Fund.

The Board members considered the fees paid to GEAM by the Fund and the cost of the services provided to the Fund by GEAM. The Board members reviewed the information they had requested from GEAM concerning its profitability. The Board members considered the profit margin information for GEAM’s investment company business as a whole, as well as GEAM’s profitability data for the Fund. The Board members reviewed GEAM’s assumptions and the methods of cost allocation used by GEAM in preparing Fund-specific profitability data. The Board members also discussed with GEAM the basis for its belief that the methods of allocation used were reasonable for each area of its business.

Information was presented regarding the financial condition of GEAM for various past periods. The Board members noted and discussed the additional services provided by GEAM to the Fund compared to other investment products managed by GEAM, and previously had been provided a study conducted by the Investment Company Institute that discusses and compares advisory fees and services for mutual funds and institutional separate accounts. The Board members determined that GEAM should be entitled to earn a reasonable level of profits for the services it provides to the Fund. The Board members also recognized that GEAM had made significant investments in its business in the past, and that GEAM continues to make substantial investments in fulfilling its obligations to the Fund and supporting its Fund-related activities.

Based on their review, the Board, including the independent Board members, concluded that they were satisfied that the level of profitability achieved by GEAM from its relationship with the Fund was not unreasonable or excessive.

The Extent To Which Economies Of Scale Would Be Realized As The Fund Grows And Whether Fee Levels Would Reflect Such Economies Of Scale.

Although the Board noted that the Fund experienced a slight decrease in assets over the past year, the Board members considered the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale for the benefit of Fund investors. The Board members considered the substantial infrastructure investments that GEAM has made with respect to its operations and its commitment to continue investing resources to enhance services to Fund shareholders. The Board members recognized the benefits to the Fund of GEAM’s past investment in its operations through the expenditure of sums to support its substantial infrastructure, and that, with respect to all GEAM managed mutual funds, GEAM has not yet fully recouped that investment. The Board members also recognized the benefits to the Fund of being able to leverage a favorable cost structure achieved with respect to the Fund’s other operating expenses as a result of GEAM’s large overall base of assets under management and its vendor management practices.

Comparison Of Services To Be Rendered And Fees To Be Paid.

The Board members discussed the services provided to the Fund by GEAM, and the fees charged for those services. The Board members reviewed information concerning the fee and expense ratios for the Fund, and comparative information with respect to peer groupings of mutual funds prepared by Morningstar. They discussed that the Fund’s figures were within the applicable peer group ranges. In light of the foregoing, the Board, including the independent Board members, determined that the advisory fees were reasonable in relation to the services provided to the Fund.

Fall-Out Benefits.

The Board members considered other actual and potential financial benefits that GEAM may derive from its relationship with the Fund, including, to the extent applicable, soft dollar commission benefits generated through Fund portfolio

28

Advisory and Administrative Agreement Renewal	(unaudited)

transactions. The Board members noted, however, that the Fund benefits from the vast array of resources available through GEAM, and that the Fund represents only a small portion of the assets managed by GEAM.

Conclusion.

No single factor was determinative to the Board’s decision. Based on their discussion and such other matters as were deemed relevant, the Board, including the independent Board members, concluded that renewal of the investment advisory agreement was in the best interests of the Fund and its shareholders.

29

Additional Information	(unaudited)

Information about Directors and Executive Officers:

The business and affairs of the Funds are managed under the direction of the Funds’ Board of Directors. Information pertaining to the Directors and officers of the Funds is set forth below.

Interested Directors and Executive Officers

Michael J. Cosgrove

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    62

Position(s) Held with Fund    Chairman of the Board and President

Term of Office and Length of Time Served    Until successor is elected and qualified – 15 years

Principal Occupation(s) During Past 5 years    President of Mutual Funds and Global Investment Programs of GEAM since November 2011; President and Chief Executive Officer – Mutual Funds and Intermediary Business of GEAM from March 2007 to November 2011; Executive Vice President of GEAM from February 1997 to March 2007; and Executive Vice President-Mutual Funds of GEAM from March 1993 to March 2007.

Number of Portfolios in Fund Complex Overseen by Director    28

Other Directorships Held by Director    Chairman of the Board and President of GE Institutional Funds since 1997; Trustee of Elfun Funds, GE Savings & Security Funds, General Relief and Loan Fund and General Electric Pension Trust since 1988; Director of GEAM since 1988; Trustee of Fordham University from 2002 to June 30, 2010 and since July 2011; Director of Skin Cancer Foundation since August 2010; Board of Governors for the Investment Company Institute; Director, GE Asset Management (Ireland) Limited, since February 1999, GE Asset Management Funds Plc since 1998, GE Asset Management Canada Company since 1998, GE Asset Management Limited since 1998 and GEAM since 1988; Chairman of the Board and President of GE Funds from 1993 to February 2011; and Trustee, GE Volunteers from 1993 to June 2010.

Matthew J. Simpson

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    50

Position(s) Held with Fund    Director and Executive Vice President

Term of Office and Length of Time Served    Until successor is elected and qualified – 4 years

Principal Occupation(s) During Past 5 years    Executive Vice President, General Counsel and Secretary of GEAM since July 2007; Secretary of Elfun Funds and GE Savings & Security Funds since July 2007; Senior Vice President and General Counsel – Marketing and Client Services (formerly Asset Management Services) at GEAM and Senior Vice President and General Counsel of GE Asset Management Services from February 1997 to July 2007; Vice President and Associate General Counsel of GEAM from October 1992 to February 1997; Secretary of GE Institutional Funds and GE Investments Funds, Inc. from 1997 to July 2007 and Vice President from September 2003 to July 2007; Assistant Secretary of Elfun Funds and GE Savings & Security Funds from 1998 to July 2007 and Vice President from October 2003 to July 2007; and Secretary of GE Funds from 1993 to July 2007 and Vice President from September 2003 to July 2007.

Number of Portfolios in Fund Complex Overseen by Director    28

Other Directorships Held by Director    Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since July 2007; Trustee of GE Institutional Funds since July 2007; Director of GEAM since July 2007; and Trustee of GE Funds from July 2007 to February 2011.

30

Additional Information	(unaudited)

Joon Won Choe

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    42

Position(s) Held with Fund    Vice President & Secretary

Term of Office and Length of Time Served    Until successor is elected and qualified – Vice President and Secretary – 1 year

Principal Occupation(s) During Past 5 years    Senior Vice President and Deputy General Counsel at GEAM since March 2011; Vice President and Secretary of GE Institutional Funds since September 2010; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since September 2010; Senior Vice President and Associate General Counsel at GEAM from June 2010 to March 2011; and Vice President and Associate General Counsel at GEAM from November 2005 to June 2010.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Robert Herlihy

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    44

Position(s) Held with Fund    Chief Compliance Officer

Term of Office and Length of Time Served    Until successor is elected and qualified — 6 years

Principal Occupation(s) During Past 5 years    Chief Compliance Officer of GEAM, GE Institutional Funds, Elfun Funds, and GE Savings & Security Funds since July 2005; Chief Compliance Officer of GE Funds from July 2005 to February 2011; and Manager of Fund Administration at GEAM from 2002 – 2005.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Arthur A. Jensen

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    45

Position(s) Held with Fund    Treasurer

Term of Office and Length of Time Served    Until successor is elected and qualified – less than 1 year

Principal Occupation(s) During Past 5 Years    Treasurer of GE Institutional Funds, Elfun Funds and GE Savings & Security Funds since June 2011; Mutual Funds Controller of GEAM since April 2011; Senior Vice President at Citigroup from 2008 to 2010 and Vice President at JPMorgan from 2005 to 2008.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

31

Additional Information	(unaudited)

Jeanne M. LaPorta

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    46

Position(s) Held with Fund    Vice President

Term of Office and Length of Time Served     Until successor is elected and qualified – 8 years

Principal Occupation(s) During Past 5 Years    Senior Vice President and Commercial Administrative Officer of GEAM since April 2010; Vice President of GE Institutional Funds since July 2003; Vice President of Elfun Funds and GE Savings & Security Funds since October 2003; Vice President and Secretary of GE Funds from July 2007 to February 2011; Senior Vice President and Deputy General Counsel of GEAM from October 2007 to April 2010; Vice President and Assistant Secretary of GE Funds from September 2003 to July 2007 and Assistant Secretary of Elfun Funds and GE Savings & Security Funds from July 2003 to June 2010; and Vice President and Associate General Counsel – Marketing and Client Services (formerly Asset Management Services) at GEAM from May 1997 to October 2007.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Non-Interested Directors

John R. Costantino

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    65

Position(s) Held with Fund    Director

Term of Office and Length of Time Served    Until successor is elected and qualified – 15 years

Principal Occupation(s) During Past 5 years    General Partner, NGN Capital LLC since 2006; Managing Director, Vice President of Walden Capital Management since 1996.

Number of Portfolios in Fund Complex Overseen by Director    20

Other Directorships Held by Director    Trustee of GE Institutional Funds since 1997; Trustee of Fordham University from 1989 to 1995 and from 2001 to 2007 and Trustee Emeritus since 2007; Trustee of Neuroscience Research Institute since 1986; Trustee of GE Funds from 1993 to February 2011; Trustee of Gregorian University Foundation from 1992-2007; and Director of Artes Medical from 2006-2008.

32

Additional Information	(unaudited)

R. Sheldon Johnson

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    65

Positions(s) Held with Fund    Director

Term of office and Length of Time served    Unit Successor is elected and qualified – less than 1 year.

Principal Occupation(s) During Past 5 years    Head of Global Institutional Equity Sales and Marketing at Morgan Stanley & Co., Inc. from 2002 to 2006 and Managing Director at Morgan Stanley & Co., Inc. from 1988 to 2006.

Number of Portfolios in Fund Complex Overseen by Director    20

Other Directorships Held by Director    Trustee of GE Institutional Funds since April 2011 and Trustee of St. Lawrence University since 2003.

Donna M. Rapaccioli

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    49

Position(s) Held with Fund    Director

Term of Office and Length of Time Served    Until successor is elected and qualified – Less than 1 year

Principal Occupation(s) During Past 5 Years    Dean of the Gabelli School of Business since 2007 and Accounting professor since 1987 at Fordham University.

Number of Portfolios in Fund Complex Overseen by Officer    20

Other Directorships Held by Director    Trustee of GE Institutional Funds since January 2012 and Trustee of Emmanuel College since 2010.

The Statement of Additional Information for the Funds includes additional information about the Directors and Officers and is available, without charge, upon request by calling 1-800-242-0134.

33

Investment Team	(unaudited)

Investment Adviser and Administrator

GE Asset Management Incorporated

Board of Directors

Michael J. Cosgrove, Chairman

John R. Costantino

R. Sheldon Johnson*

Donna M. Rapaccioli**

Matthew J. Simpson

Secretary

Joon Won Choe

Assistant Secretary

Michelle Matzelle

Treasurer

Arthur A. Jensen (effective June 6, 2011)

Assistant Treasurer

Casey Yantosca

Distributor

GE Investment Distributors, Inc.

Member FINRA and SIPC

Custodian

State Street Bank & Trust Company

Officers of the Investment Adviser

Dmitri Stockton, President and Chief Executive Officer (since May 2011)†

Cheryl H. Beacock, Senior Vice President, Human Resources

George A. Bicher, Chief Risk Officer

Paul M. Colonna, President and Chief Investment Officer – Fixed Income

Michael J. Cosgrove, President of Mutual Funds and Global Investment Programs

Gregory B. Hartch, Senior Vice President – Strategy and Business Development Leader

Ralph R. Layman, President and Chief Investment Officer – Public Equities

Maureen B. Mitchell, President of Global Sales and Marketing

Steven M. Rullo, Senior Vice President – Services and Technology

Matthew J. Simpson, Executive Vice President, General Counsel and Secretary

Donald W. Torey, President and Chief Investment Officer – Alternative Investments

David Wiederecht, President and Chief Investment Officer – Investment Strategies

Tracie A. Winbigler, Executive Vice President, Chief Financial Officer (since January 2011)

*	Mr. Johnson was elected as a Director of the Funds effective April 1, 2011.
**	Ms. Rapaccioli was elected as a Director of the Funds effective January 1, 2012.
†	Effective May 1, 2011, Mr. Stockton replaced James W. Ireland as President and Chief Executive Officer.

At GE Asset Management, we’re dedicated to providing the investment options you’ll need to tailor your financial portfolio to every stage of your life. Each member of the GE Family of Funds is managed according to the same principles of integrity and quality that have guided GE over the past century, and have made it the world-class company that it is today. Each fund draws strength from a heritage of investment management experience that spans more than 80 years. Whether you’re creating a new investment portfolio or adding to an established one, the GE Family of Funds offers an array of professionally managed investment options that will help you meet a lifetime of financial needs.

34

Investment Adviser

GE Asset Management Incorporated

1600 Summer Street

Stamford, CT 06905

or at:

PO Box 7900

Stamford, CT 06904-7900

Distributor

GE Investment Distributors, Inc.

member FINRA and SIPC

1600 Summer Street

Stamford, CT 06905

or at:

PO Box 7900

Stamford, CT 06904-7900

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-493-3042; (ii) on the Fund’s website at http://www.geam.com; and (iii) on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC—information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at http://www.geam.com; and (ii) on the Commission’s website at http://www.sec.gov.

GE Investments Funds, Inc.

Total Return Fund

Annual Report

December 31, 2011

GE Investments Funds, Inc.

Total Return Fund	Contents

This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract’s current prospectus and the current summary prospectus of the Fund available for investments thereunder.

Notes to Performance	December 31, 2011 (unaudited)

The information provided on the performance pages relates to the GE Investments Total Return Fund (the “Fund”).

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Total returns shown are net of Fund fees and expenses but do not reflect fees and charges associated with the variable contracts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the Fund’s total returns for all periods shown.

The performance data quoted represents past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Periods less than one year are not annualized. Please call 800-493-3042 or visit the Fund’s website at http://www.geam.com for the most recent month-end performance data.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in the Fund is subject to risk, including possible loss of principal invested.

The S&P 500® Index is an unmanaged, market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap

U.S. stock market performance. The Barclays Capital U.S. Aggregate Bond Index is an unmanaged market value-weighted index of taxable investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. This index is designed to represent the performance of the U.S. investment-grade first rate bond market. The results shown for the foregoing indices assume the reinvestment of net dividends or interest and do not reflect fees, expenses, or taxes. They do not reflect the actual cost of investing in the instruments that comprise each index.

The peer universe of the underlying annuity funds used for the peer group average annual total return calculation is based on a blend of Morningstar peer categories, as shown. Morningstar is an independent mutual fund rating service. A Fund’s performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to that of the Fund.

©2012 Morningstar, Inc. All Rights Reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damage or losses relating from any use of this information. Past performance is no guarantee of future results.

GE Investment Distributors, Inc., Member of FINRA & SIPC, is the principal underwriter and distributor of the GE Investments Funds, Inc. and a wholly owned subsidiary of GE Asset Management Incorporated, the investment adviser of the Fund.

Total Return Fund	(unaudited)

Paul M. Colonna

President and Chief Investment Officer-Fixed Income

Ralph R. Layman

President and Chief Investment Officer-Public Equities

Greg Hartch

Senior Vice President and Strategy and Business Development Leader

David Wiederecht

President and Chief Investment Officer-Investment Strategies

The Total Return Fund is managed by a team of portfolio managers that includes Paul M. Colonna, Greg Hartch, Ralph R. Layman, and David Wiederecht. Mr. Hartch and Mr. Wiederecht are vested with oversight authority for determining asset allocations for the Fund, including the full discretion to allocate the Fund’s assets to sub-adviser(s) retained by GE Asset Management. Mr. Layman manages the equity portion of the Fund and Mr. Colonna manages the fixed income portion of the Fund, each with a team of portfolio managers and analysts. GE Asset Management has also retained Urdang Securities Management, Inc. (“Urdang”) and Palisade Capital Management, L.L.C. (“Palisade”) to each act as sub-adviser to that portion of the Fund’s assets allocated by Mr. Hartch and Mr. Wiederecht to real estate-related investments and small-cap equity investments, respectively. The sub-portfolios underlying the Fund are managed independently of each other and the portfolio managers and sub-adviser(s) have full discretion over their particular sub-portfolio; however, the portfolio management team is collaborative to ensure strict adherence to the Fund’s objective. In addition to oversight authority for asset allocation, Mr. Hartch and Mr. Wiederecht may at times adjust the Fund’s investment exposure through the use of various investment techniques such as investments in derivative instruments.

Paul M. Colonna is the President and Chief Investment Officer — Fixed Income and a Director at GE Asset Management. Since January 2005, he has been responsible for the fixed income portion of the Total Return Fund. Mr. Colonna became President — Fixed Income in March 2007. Prior to joining GE Asset

Management in February 2000, Mr. Colonna was a senior portfolio manager with the Federal Home Loan Mortgage Corporation, overseeing the Mortgage Investment Group.

Greg Hartch is a Senior Vice President and the Strategy and Business Development Leader at GE Asset Management. He has served as a portfolio manager to the Total Return Fund since January 2011. Mr. Hartch joined GE Asset Management in 2002 and has held various positions at GE Asset Management including Senior Vice President — Alternative Assets from 2002-2004, Director of Fixed Income Research from 2004-2007 and Managing Director — International Real Estate from 2007 to 2010.

Ralph R. Layman is the President and Chief Investment Officer — Public Equities and a Director at GE Asset Management. He manages the overall equity investments for GE Asset Management. Mr. Layman has been responsible for the international equity portion of the Total Return Fund since September 1997 and the entire equity portion of this Fund since July 2009. Mr. Layman joined GE Asset Management in 1991 as a Senior Vice President for International Investments, became an Executive Vice President in 1992, served as President — International Equities from 2007 to 2009 and has served as President and Chief Investment Officer — Public Equities since July 2009.

David Wiederecht is the President and Chief Investment Officer — Investment Strategies and a Director at GE Asset Management. He has served as a portfolio manager to the Total Return Fund since January 2011. Mr. Wiederecht joined GE Asset Management in 1988 and has held

(unaudited)

various positions at GE Asset Management including Vice President — Alternative Investments/Private Equity/Hedge Fund from 1998 to 2004, Managing Director — Alternative Investments from 2004 to 2008, and President and Chief Investment Officer — Investment Strategies since 2008.

Q.	How did the GE Investments Total Return Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended December 31, 2011?

A.	For the twelve-month period ended December 31, 2011, the GE Investments Total Return Fund returned -2.85% for Class 1 shares and -3.10% for Class 3 shares. The Fund’s broad based benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index, returned 2.11% and 7.84%, respectively. The Fund’s Morningstar peer group of 299 U.S. Moderate Allocation Funds returned an average of -0.25% over the same period.

Q.	What market conditions affected the Fund’s performance?

A.	It was a very volatile year driven by several macro events both in the U.S. and abroad. In the first half of the year the markets were affected by the upheaval of governments in the Middle East and North Africa, a massive earthquake in Japan that affected global supply chains and the bailout of Greece due to their debt crisis. The turmoil intensified in the second half of the year as sovereign debt fears expanded beyond the periphery of Europe. S&P cut the U.S. AAA debt rating due to concerns about the ongoing budget deficit and the European Central Bank had to start buying the sovereign debt of several nations in the secondary market due to the drastic widening of bond yields. High inflation in emerging markets was also a concern throughout most of the year, particularly in China as the government took several steps to stem rising prices in the real estate market.

Q.	What were the primary drivers of the Fund’s performance?

A.	The primary drivers of the Fund’s performance were its asset allocation and the performance of the underlying strategies within the Fund. During the year the Fund’s average weight to fixed income was approximately 32%. This negatively impacted the Fund’s performance due to the strong performance of the fixed income markets compared to equities. Ongoing concerns throughout the year about Europe’s sovereign debt crisis led many investors to seek safety through investing in U.S. government securities, driving the Barclays Capital U.S. Aggregate Bond Index up 7.84% compared to only a slight rise in the S&P 500 Index of 2.11%, while the MSCI EAFE Index fell 12.14%. Stock selection also negatively impacted the Fund’s performance. The Fund’s large cap growth, mid cap and international equity strategy underperformed their respective benchmarks.

Q.	Were there any significant changes to the Fund during the period?

A.	During the year the biggest change in the Fund was the decision to reduce the Fund’s exposure to large cap growth in favor of an equity yield strategy that focused on dividend yield and dividend growth. As a result, the Fund’s large cap growth exposure was reduced by 6% while its equity yield exposure was increased throughout the year by approximately 5%. The Fund also reduced its international equity exposure throughout the year by 5% due to increased concerns about the European sovereign debt crisis and slowing economic growth.

Total Return Fund	(unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, distribution and services fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2011.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Additionally, the expenses shown do not reflect the fees or charges associated with variable contracts through which shares of the Fund are offered.

July 1, 2011 – December 31, 2011

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return**
Class 1	1,000.00	937.30	3.61
Class 3	1,000.00	935.90	4.83
Hypothetical 5% Return (2.5% for the period)
Class 1	1,000.00	1,021.48	3.77
Class 3	1,000.00	1,020.21	5.04

*	Expenses are equal to the Fund’s annualized expense ratio of 0.74% for Class 1 shares and 0.99% for Class 3 shares (for the period July 1, 2011 – December 31, 2011), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
**	Actual Fund Return for the six-month period ended December 31, 2011 were as follows: -6.27% for Class 1 shares and -6.41% for Class 3 shares. Past performance does not guarantee future results.

Total Return Fund	(unaudited)

Investment Profile

A mutual fund designed for investors who seek the highest total return, composed of current income and capital appreciation, as is consistent with prudent investment risk. The Fund seeks its objective by investing primarily in a combination of U.S. and foreign (non-U.S.) equity and debt securities and cash. The Fund’s asset allocation process utilizes information from GE Asset Management’s Asset Allocation Committee to diversify holdings across these asset classes.

Morningstar Performance Comparison

Based on average annual returns for periods ended 12/31/11

	One Year	Five Year	Ten Year
Number of Funds in peer group	299	185	101
Peer group average annual total return	-0.25%	1.24%	3.79%
Morningstar category in peer group: U.S. Insurance Moderate Allocation

Sector Allocation

as a % of Fair Value of $2,705,252 (in thousands) on December 31,
2011 (b)(c)

Top Ten Largest Holdings

as of December 31, 2011 (as a % of Fair Value) (b)(c)

Federal National Mortgage Assoc. 4.50%, 05/01/18 - 08/01/41	3.75%
Vanguard MSCI Emerging Markets	2.26%
U.S. Treasury Bonds 3.75%, 08/15/41	1.92%
U.S. Treasury Notes 0.24%, 10/31/13	1.20%
U.S. Treasury Notes 0.81%, 11/30/16	1.15%
U.S. Treasury Notes 0.80%, 10/31/16	1.12%
Apple Inc.	1.08%
Federal National Mortgage Assoc. 5.50%, 04/01/14 - 01/01/39	0.88%
Microsoft Corp.	0.82%
Cisco Systems Inc.	0.82%

Change in Value of a $10,000 Investment(a)

Class 1 Shares

Average Annual Total Return

for the Periods Ended December 31, 2011

Class 1 Shares (Inception date: 7/1/85)

	One Year	Five Year	Ten Year	Ending Value of a $10,000 investment (a)
Total Return Fund	-2.85%	0.32%	3.53%	$14,146
S&P 500 Index	2.11%	-0.25%	2.92%	$13,340
Barclays Capital U.S. Aggregate Bond Index	7.84%	6.50%	5.78%	$17,535

Change in Value of a $10,000 Investment(a)

Class 3 Shares

Average Annual Total Return

for the Periods Ended December 31, 2011

Class 3 Shares (Inception date: 5/1/06)

	One Year	Five Year	Since Inception	Ending Value of a $10,000 investment (a)
Total Return Fund	-3.10%	0.14%	1.35%	$10,791
S&P 500 Index	2.11%	-0.25%	1.41%	$10,829
Barclays Capital U.S. Aggregate Bond Index	7.84%	6.50%	6.66%	$14,414

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.
(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.
(c)	Fair Value basis is inclusive of short-term investment in GE Institutional Money Market Fund Investment Class.

See Notes to Performance on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. The performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and does not reflect the fees or charges that would be associated with variable contracts through which shares of the Fund are offered.

Total Return Fund

Schedule of Investments	December 31, 2011

Total Return Fund

	Number of Shares	Fair Value
Domestic Equity — 42.4%†

Advertising — 0.5%

Arbitron Inc.	26,200	$901,542
Omnicom Group Inc.	289,792	12,918,927
		13,820,469

Aerospace & Defense — 0.9%

Alliant Techsystems Inc.	20,807	1,189,328
Hexcel Corp.	173,096	4,190,654	(a)
Honeywell International Inc.	216,570	11,770,580
Rockwell Collins Inc.	72,347	4,005,853
Teledyne Technologies Inc.	9,100	499,135	(a)
United Technologies Corp.	33,878	2,476,143
		24,131,693

Agricultural Products — 0.2%

Archer-Daniels-Midland Co.	176,510	5,048,186

Air Freight & Logistics — 0.5%

FedEx Corp.	48,692	4,066,269
United Parcel Service Inc.	110,451	8,083,909
Uti Worldwide Inc.	70,723	939,909
		13,090,087

Apparel Retail — 0.1%

Aeropostale Inc.	22,700	346,175	(a)
American Eagle Outfitters Inc.	14,600	223,234
The Buckle Inc.	12,000	490,440
Urban Outfitters Inc.	75,075	2,069,067	(a)
		3,128,916

Apparel, Accessories & Luxury Goods — 0.2%

Coach Inc.	80,886	4,937,281
Maidenform Brands Inc.	20,500	375,150	(a)
Michael Kors Holdings Ltd.	9,360	255,060	(a)
		5,567,491

Application Software — 0.4%

ACI Worldwide Inc.	16,900	484,016	(a)
Blackbaud Inc.	26,400	731,280
Citrix Systems Inc.	57,418	3,486,421	(a)
Ebix Inc.	10,600	234,260
Parametric Technology Corp.	36,700	670,142	(a)
SS&C Technologies Holdings Inc.	33,600	606,816	(a)
SuccessFactors Inc.	105,174	4,193,287	(a)
		10,406,222

Asset Management & Custody Banks — 1.2%

Affiliated Managers Group Inc.	46,479	4,459,660	(a)
Ameriprise Financial Inc.	170,125	8,445,005
Invesco Ltd.	451,554	9,071,720
State Street Corp.	241,640	9,740,508	(e)
		31,716,893

	Number of Shares	Fair Value

Auto Parts & Equipment — 0.1%

Johnson Controls Inc.	64,536	$2,017,395

Automotive Retail — 0.2%

O’Reilly Automotive Inc.	54,079	4,323,616	(a)

Biotechnology — 1.1%

Alexion Pharmaceuticals Inc.	61,558	4,401,397
Amgen Inc.	172,903	11,102,102	(h)
Cubist Pharmaceuticals Inc.	6,500	257,530	(a)
Gilead Sciences Inc.	210,863	8,630,623	(a)
Human Genome Sciences Inc.	88,041	650,623	(a)
Incyte Corp Ltd	88,620	1,330,186	(a)
Vertex Pharmaceuticals Inc.	52,931	1,757,839	(a)
		28,130,300

Brewers — 0.1%

Molson Coors Brewing Co.	81,683	3,556,477

Broadcasting — 0.1%

Discovery Communications Inc.††	22,689	929,568	(a)
Discovery Communications Inc.††	38,034	1,433,882	(a)
		2,363,450

Cable & Satellite — 0.3%

DIRECTV	103,850	4,440,626	(a)
Liberty Global Inc.	108,124	4,273,061	(a)
Sirius XM Radio Inc.	138,708	252,449	(a)
		8,966,136

Casinos & Gaming — 0.3%

Las Vegas Sands Corp.	92,732	3,962,438	(a)
Penn National Gaming Inc.	89,356	3,401,783	(a)
		7,364,221

Coal & Consumable Fuels — 0.1%

Alpha Natural Resources Inc.	29,880	610,448	(a)
Peabody Energy Corp.	47,881	1,585,340
		2,195,788

Communications Equipment — 1.6%

Cisco Systems Inc.	1,228,668	22,214,318	(h)
Juniper Networks Inc.	108,172	2,207,791	(a)
QUALCOMM Inc.	327,398	17,908,671
		42,330,780

Computer Hardware — 1.2%

Apple Inc.	72,319	29,289,195	(a)
Hewlett-Packard Co.	73,028	1,881,201
		31,170,396

Computer Storage & Peripherals — 0.1%

Synaptics Inc.	86,190	2,598,628	(a)

See Notes to Schedule of Investments and Notes to Financial Statements.

Total Return Fund

Schedule of Investments	December 31, 2011

	Number of Shares	Fair Value

Construction & Engineering — 0.1%

Quanta Services Inc.	155,068	$3,340,165	(a)

Construction & Farm Machinery & Heavy Trucks — 0.1%

Cummins Inc.	24,629	2,167,845
Deere & Co.	12,164	940,885
		3,108,730

Consumer Finance — 0.3%

American Express Co.	162,814	7,679,936
Discover Financial Services	56,139	1,347,336
		9,027,272

Data Processing & Outsourced Services — 0.6%

Automatic Data Processing Inc.	36,298	1,960,455
Global Cash Access Holdings Inc.	67,600	300,820	(a)
The Western Union Co.	264,603	4,831,650
Visa Inc.	83,471	8,474,811
		15,567,736

Department Stores — 0.1%

Macy’s Inc.	102,170	3,287,831

Distributors — 0.1%
Genuine Parts Co.	39,272	2,403,446
LKQ Corp.	38,200	1,149,056	(a)
		3,552,502

Diversified Chemicals — 0.1%

EI du Pont de Nemours & Co.	45,321	2,074,795

Diversified Financial Services — 1.2%

Bank of America Corp.	555,430	3,088,191
Comerica Inc.	156,989	4,050,316
JPMorgan Chase & Co.	421,306	14,008,425
US Bancorp	45,978	1,243,705
Wells Fargo & Co.	325,441	8,969,154
		31,359,791

Diversified Metals & Mining — 0.2%

Compass Minerals International Inc.	5,900	406,215
Freeport-McMoRan Copper & Gold Inc.	118,001	4,341,257
Molycorp Inc.	25,908	621,274	(a)
		5,368,746

Diversified REITs — 0.1%

Colonial Properties Trust	33,300	694,638
Liberty Property Trust	22,900	707,152
Vornado Realty Trust	18,180	1,397,315
		2,799,105

Diversified Support Services — 0.0%*

Healthcare Services Group Inc.	27,100	479,399

	Number of Shares	Fair Value

Drug Retail — 0.2%

CVS Caremark Corp.	131,473	$5,361,469

Education Services — 0.0%*

LIncoln Educational Services Corp.	5,800	45,820

Electric Utilities — 0.8%

FirstEnergy Corp.	68,655	3,041,416
IDACORP Inc.	19,000	805,790
ITC Holdings Corp.	99,872	7,578,287
NextEra Energy Inc.	75,464	4,594,248
The Southern Co.	98,164	4,544,012
		20,563,753

Electrical Components & Equipment — 0.5%

Cooper Industries PLC	162,036	8,774,249
Emerson Electric Co.	78,646	3,664,117
		12,438,366

Environmental & Facilities Services — 0.1%

Stericycle Inc.	28,695	2,235,914	(a)

Fertilizers & Agricultural Chemicals — 0.4%

Intrepid Potash Inc.	49,822	1,127,472	(a)
Monsanto Co.	132,510	9,284,976
		10,412,448

Food Distributors — 0.0%*

Spartan Stores Inc.	8,000	148,000

Footwear — 0.0%*

Deckers Outdoor Corp.	6,800	513,876	(a)

General Merchandise Stores — 0.4%

Target Corp.	187,747	9,616,401

Healthcare Distributors — 0.0%*

Owens & Minor Inc.	23,000	639,170

Healthcare Equipment — 0.9%

Baxter International Inc.	44,910	2,222,147
Covidien PLC	309,144	13,914,571
Gen-Probe Inc.	24,389	1,441,878	(a)
Masimo Corp.	124,692	2,329,870	(a)
ResMed Inc.	88,692	2,252,777	(a)
Thoratec Corp.	15,400	516,824	(a)
		22,678,067

Healthcare Facilities — 0.2%

HCA Holdings Inc.	103,470	2,279,444	(a)
Universal Health Services Inc.	77,727	3,020,471
		5,299,915

See Notes to Schedule of Investments and Notes to Financial Statements.

Total Return Fund

Schedule of Investments	December 31, 2011

	Number of Shares	Fair Value

Healthcare Services — 0.9%

Bio-Reference Labs Inc.	66,700	$1,085,209	(a)
Catalyst Health Solutions Inc.	89,464	4,652,128	(a)
DaVita Inc.	13,394	1,015,399	(a)
Express Scripts Inc.	286,407	12,799,529	(a)
HMS Holdings Corp.	18,100	578,838
Mednax Inc.	12,400	892,924	(a)
Omnicare Inc.	36,493	1,257,184
		22,281,211

Healthcare Technology — 0.0%*

Computer Programs & Systems Inc.	4,200	214,662

Home Entertainment Software — 0.1%

Activision Blizzard Inc.	299,024	3,683,976

Home Building — 0.1%

MDC Holdings Inc.	93,790	1,653,518

Home Furnishing Retail — 0.2%

Aaron’s Inc.	20,500	546,940
Bed Bath & Beyond Inc.	77,605	4,498,762	(a)
		5,045,702

Home Improvement Retail — 0.5%

Lowe’s Companies Inc.	196,307	4,982,272
The Home Depot Inc.	180,021	7,568,083
		12,550,355

Hotels, Resorts & Cruise Lines — 0.2%

Carnival Corp.	56,658	1,849,317
Hyatt Hotels Corp.	10,020	377,153	(a)
Orient-Express Hotels Ltd.	16,510	123,330	(a)
Royal Caribbean Cruises Ltd.	76,140	1,885,988
		4,235,788

Household Products — 0.7%

Kimberly-Clark Corp.	47,932	3,525,878
The Clorox Co.	70,252	4,675,973
The Procter & Gamble Co.	167,142	11,150,043
		19,351,894

Housewares & Specialties — 0.0%*

Jarden Corp.	31,100	929,268

Independent Power Producers & Energy Traders — 0.5%

Calpine Corp.	281,809	4,601,941	(a)
The AES Corp.	795,502	9,418,744	(a)
		14,020,685

Industrial Gases — 0.5%

Praxair Inc.	117,338	12,543,431

	Number of Shares	Fair Value

Industrial Machinery — 0.3%

Eaton Corp.	92,011	$4,005,239
Harsco Corp.	174,794	3,597,261
Mueller Industries Inc.	7,900	303,518
Woodward Inc.	15,600	638,508
		8,544,526

Industrial REITs — 0.1%

ProLogis Inc.	57,260	1,637,063

Insurance Brokers — 0.1%

Marsh & McLennan Companies Inc.	77,931	2,464,178

Integrated Oil & Gas — 1.7%

Chevron Corp.	184,185	19,597,284
ConocoPhillips	99,215	7,229,797
Exxon Mobil Corp.	78,715	6,671,884
Hess Corp.	69,249	3,933,344	(h)
Occidental Petroleum Corp.	89,455	8,381,934
		45,814,243

Integrated Telecommunication Services — 0.6%

AT&T Inc.	278,212	8,413,130
Verizon Communications Inc.	157,689	6,326,483
Windstream Corp.	92,023	1,080,350
		15,819,963

Internet Retail — 0.0%*

Amazon.com Inc.	5,915	1,023,886	(a)
HomeAway Inc.	6,484	150,753	(a)
		1,174,639

Internet Software & Services — 0.9%

Equinix Inc.	75,826	7,688,757	(a)
Google Inc.	17,369	11,218,637	(a)
MercadoLibre Inc.	35,994	2,862,963
Monster Worldwide Inc.	212,311	1,683,626	(a)
		23,453,983

Investment Banking & Brokerage — 0.2%

GFI Group Inc.	47,900	197,348
Raymond James Financial Inc.	24,300	752,328
The Goldman Sachs Group Inc.	57,127	5,165,995
		6,115,671

IT Consulting & Other Services — 1.0%

Cognizant Technology Solutions Corp.	71,419	4,592,956	(a)
International Business Machines Corp.	112,546	20,694,958	(h)
		25,287,914

Life & Health Insurance — 0.5%

MetLife Inc.	201,477	6,282,053

See Notes to Schedule of Investments and Notes to Financial Statements.

Total Return Fund

Schedule of Investments	December 31, 2011

	Number of Shares	Fair Value

Prudential Financial Inc.	132,161	$6,623,909
		12,905,962

Life Sciences Tools & Services — 0.6%

Bruker Corp.	51,500	639,630	(a)
Covance Inc.	48,230	2,205,076	(a)
Illumina Inc.	67,863	2,068,464	(a)
Mettler-Toledo International Inc.	18,020	2,661,734	(a)
PerkinElmer Inc.	183,321	3,666,420
Thermo Fisher Scientific Inc.	70,556	3,172,903	(a)
		14,414,227

Managed Healthcare — 0.1%

Molina Healthcare Inc.	31,350	700,046
UnitedHealth Group Inc.	19,482	987,348
		1,687,394

Movies & Entertainment — 0.8%

Liberty Media Corporation — Capital	22,936	1,790,155	(a)
The Walt Disney Co.	182,614	6,848,025
Time Warner Inc.	328,172	11,860,137
		20,498,317

Multi-Line Insurance — 0.3%

Hartford Financial Services Group Inc.	60,851	988,829
HCC Insurance Holdings Inc.	205,536	5,652,240
		6,641,069

Multi-Utilities — 0.4%

Dominion Resources Inc.	136,393	7,239,740
Public Service Enterprise Group Inc.	31,437	1,037,735
Xcel Energy Inc.	57,378	1,585,928
		9,863,403

Office Electronics — 0.0%*

Zebra Technologies Corp.	13,100	468,718	(a)

Office REITs — 0.4%

Alexandria Real Estate Equities Inc.	12,030	829,709
BioMed Realty Trust Inc.	42,500	768,400
Boston Properties Inc.	11,600	1,155,360
Brandywine Realty Trust	56,150	533,425
CommonWealth	38,010	632,486
Coresite Realty Corp.	17,900	318,978
Digital Realty Trust Inc.	24,270	1,618,081
Douglas Emmett Inc.	110,535	2,016,158
Duke Realty Corp.	42,460	511,643
Hudson Pacific Properties Inc.	17,720	250,915
Mack-Cali Realty Corp.	21,110	563,426
SL Green Realty Corp.	35,624	2,373,984
		11,572,565

	Number of Shares	Fair Value

Office Services & Supplies — 0.0%*

Herman Miller Inc.	7,700	$142,065

Oil & Gas Drilling — 0.1%

Noble Corp.	84,430	2,551,475
Pioneer Drilling Co.	74,600	722,128	(a)
		3,273,603

Oil & Gas Equipment & Services — 1.0%

Dril-Quip Inc.	2,900	190,878	(a)
McDermott International Inc.	172,173	1,981,711	(a)
National Oilwell Varco Inc.	32,386	2,201,924
Oil States International Inc.	14,200	1,084,454	(a)
Schlumberger Ltd.	292,771	19,999,186
Weatherford International Ltd.	139,731	2,045,662	(a)
		27,503,815

Oil & Gas Exploration & Production — 1.0%

Anadarko Petroleum Corp.	148,049	11,300,580
Apache Corp.	22,174	2,008,521
Forest Oil Corp.	72,197	978,269	(a)
Pioneer Natural Resources Co.	32,977	2,950,782
Range Resources Corp.	44,920	2,782,345
SM Energy Co.	10,800	789,480
Southwestern Energy Co.	109,767	3,505,958	(a)
Ultra Petroleum Corp.	29,516	874,559	(a)
		25,190,494

Oil & Gas Refining & Marketing — 0.1%

Marathon Petroleum Corp.	58,383	1,943,570

Oil & Gas Storage & Transportation — 0.4%

El Paso Corp.	149,894	3,982,684
Spectra Energy Corp.	187,993	5,780,784
The Williams Companies Inc.	60,883	2,010,357
		11,773,825

Packaged Foods & Meats — 1.0%

ConAgra Foods Inc.	115,629	3,052,606
General Mills Inc.	60,496	2,444,643
Kraft Foods Inc.	422,855	15,797,863
McCormick & Company Inc.	50,230	2,532,597	(h)
Mead Johnson Nutrition Co.	35,123	2,414,004
Smithfield Foods Inc.	13,200	320,496	(a)
		26,562,209

Paper Packaging — 0.0%*

Packaging Corporation of America	33,500	845,540

Pharmaceuticals — 1.8%

Bristol-Myers Squibb Co.	250,796	8,838,051
Johnson & Johnson	228,347	14,974,996
Merck & Company Inc.	107,685	4,059,724
Pfizer Inc.	924,378	20,003,540
		47,876,311

See Notes to Schedule of Investments and Notes to Financial Statements.

Total Return Fund

Schedule of Investments	December 31, 2011

	Number of Shares	Fair Value

Property & Casualty Insurance — 0.9%

ACE Ltd.	222,043	$15,569,654
The Chubb Corp.	102,377	7,086,536
		22,656,190

Publishing — 0.0%*

John Wiley & Sons Inc.	5,000	222,000

Railroads — 0.1%

Genesee & Wyoming Inc.	17,600	1,066,208	(a)
Union Pacific Corp.	25,409	2,691,829
		3,758,037

Real Estate Services — 0.1%

CBRE Group Inc.	203,875	3,102,977	(a)

Regional Banks — 0.1%
Cullen Frost Bankers Inc.	9,900	523,809
Fulton Financial Corp.	18,000	176,580
Prosperity Bancshares Inc.	14,300	577,005
Sterling Bancorp	9,500	82,080
SVB Financial Group	12,000	572,280	(a)
Westamerica Bancorporation	7,300	320,470
Zions Bancorporation	77,395	1,259,991
		3,512,215

Reinsurance — 0.2%

PartnerRe Ltd.	50,523	3,244,082
RenaissanceRe Holdings Ltd.	32,867	2,444,319
		5,688,401

Research & Consulting Services — 0.3%

FTI Consulting Inc.	46,509	1,972,912	(a)
IHS Inc.	45,704	3,937,857	(a)
Nielsen Holdings N.V.	67,365	2,000,067	(a)
Resources Connection Inc.	8,500	90,015
		8,000,851

Residential REITs — 0.2%

American Campus Communities Inc.	6,290	263,928
AvalonBay Communities Inc.	3,550	463,630
Camden Property Trust	11,870	738,789
Equity Residential	33,460	1,908,224
Essex Property Trust Inc.	4,580	643,536
Home Properties Inc.	9,390	540,582
UDR Inc.	25,280	634,528
		5,193,217

Restaurants — 0.4%

Cracker Barrel Old Country Store Inc.	18,100	912,421
Darden Restaurants Inc.	30,249	1,378,749
McDonald’s Corp.	79,856	8,011,952
The Wendy’s Co.	43,700	234,232
		10,537,354

	Number of Shares	Fair Value

Retail REITs — 0.4%
Acadia Realty Trust	9,170	$184,684
DDR Corp.	21,650	263,481
Equity One Inc.	10,510	178,460
General Growth Properties Inc.	23,470	352,519
Kimco Realty Corp.	60,230	978,135
National Retail Properties Inc.	34,850	919,343
Realty Income Corp.	9,260	323,730
Regency Centers Corp.	13,460	506,365
Simon Property Group Inc.	35,684	4,601,095
Tanger Factory Outlet Centers	12,990	380,867
Taubman Centers Inc.	3,260	202,446
The Macerich Co.	26,050	1,318,130
		10,209,255

Security & Alarm Services — 0.2%

Corrections Corporation of America	252,078	5,134,829	(a)

Semiconductor Equipment — 0.1%

KLA-Tencor Corp.	26,619	1,284,367
Rudolph Technologies Inc.	52,200	483,372	(a)
		1,767,739

Semiconductors — 1.1%

Altera Corp.	58,431	2,167,790
Hittite Microwave Corp.	63,478	3,134,544	(a)
Intel Corp.	327,406	7,939,595
Marvell Technology Group Ltd.	195,950	2,713,907	(a)
Microchip Technology Inc.	85,993	3,149,923
Microsemi Corp.	37,300	624,775	(a)
Semtech Corp.	19,300	479,026	(a)
Texas Instruments Inc.	279,089	8,124,281
		28,333,841

Soft Drinks — 1.0%

Coca-Cola Enterprises Inc.	247,765	6,387,382
PepsiCo Inc.	282,919	18,771,676
		25,159,058

Specialized Consumer Services — 0.0%*

Matthews International Corp.	2,900	91,147

Specialized Finance — 0.4%

CBOE Holdings Inc.	71,621	1,852,119
CME Group Inc.	27,364	6,667,786
MSCI Inc.	47,874	1,576,491	(a)
		10,096,396

Specialized REITs — 0.5%

CubeSmart	20,620	219,397
HCP Inc.	29,540	1,223,842
Healthcare Inc.	29,830	1,626,630
Host Hotels & Resorts Inc.	49,960	737,909
LaSalle Hotel Properties	17,470	422,949
Omega Healthcare Investors Inc.	45,800	886,230

See Notes to Schedule of Investments and Notes to Financial Statements.

Total Return Fund

Schedule of Investments	December 31, 2011

	Number of Shares	Fair Value

Pebblebrook Hotel Trust	4,430	$84,967
Public Storage	28,229	3,795,672
Rayonier Inc.	28,249	1,260,753
RLJ Lodging Trust	12,680	213,404
Sabra Healthcare REIT Inc.	20,201	244,230
Senior Housing Properties Trust	11,270	252,899
Sunstone Hotel Investors Inc.	37,320	304,158	(a)
Ventas Inc.	33,700	1,857,881
		13,130,921

Specialty Chemicals — 0.2%

Albemarle Corp.	12,148	625,743
Celanese Corp.	23,017	1,018,963
Cytec Industries Inc.	32,008	1,429,157
Ecolab Inc.	47,053	2,720,134
Sensient Technologies Corp.	15,700	595,030
		6,389,027

Specialty Stores — 0.1%

Dick’s Sporting Goods Inc.	55,483	2,046,213

Steel — 0.6%

Allegheny Technologies Inc.	267,505	12,786,739
Commercial Metals Co.	40,300	557,349
Steel Dynamics Inc.	76,606	1,007,369
		14,351,457

Systems Software — 1.4%

MICROS Systems Inc.	20,500	954,890	(a)
Microsoft Corp.	856,093	22,224,174	(h)
Oracle Corp.	409,981	10,516,013
Rovi Corp.	121,448	2,985,192	(a)
		36,680,269

Thrifts & Mortgage Finance — 0.3%

BankUnited Inc.	75,567	1,661,718
People’s United Financial Inc.	475,985	6,116,407
		7,778,125

Tobacco — 0.2%

Philip Morris International Inc.	75,971	5,962,204

Trading Companies & Distributors — 0.2%

Applied Industrial Technologies Inc.	25,400	893,318
MSC Industrial Direct Company Inc.	49,516	3,542,870
RSC Holdings Inc.	5,400	99,900	(a)
		4,536,088

Trucking — 0.0%*

Old Dominion Freight Line Inc.	26,450	1,072,019	(a)

Water Utilities — 0.1%

American Water Works Company Inc.	53,238	1,696,163

	Number of Shares	Fair Value

Wireless Telecommunication Services — 0.6%

American Tower Corp.	169,153	$10,150,871	(a)
NII Holdings Inc.	263,399	5,610,399	(a)
		15,761,270

Total Domestic Equity (Cost $1,039,770,772)		1,114,699,435
Foreign Equity — 19.4%

Common Stock — 19.0%

Advertising — 0.2%

WPP PLC	378,729	3,975,878

Aerospace & Defense — 0.4%

CAE Inc.	210,186	2,041,482
European Aeronautic Defence and Space Company N.V.	70,574	2,212,518
Safran S.A.	217,259	6,544,617
		10,798,617

Agricultural Products — 0.0%*

China Agri-Industries Holdings Ltd.	162,568	123,497

Apparel Retail — 0.0%*

Belle International Holdings Ltd.	145,392	254,220
Fast Retailing Company Ltd.	3,500	636,860
		891,080

Apparel, Accessories & Luxury Goods — 0.3%

Adidas AG	56,813	3,706,765
China Dongxiang Group Co.	1,538,282	261,444
LVMH Moet Hennessy Louis Vuitton S.A.	24,476	3,476,023
Ports Design Ltd.	160,391	242,860
		7,687,092

Application Software — 0.2%

SAP AG	102,512	5,436,153

Automobile Manufacturers — 0.6%

Daimler AG	20,732	912,897
Hyundai Motor Co.	26,369	4,875,518	(a)
Kia Motors Corp.	4,769	276,122	(a)
Mahindra & Mahindra Ltd.	22,930	293,615
Suzuki Motor Corp.	401,495	8,307,513
Toyota Motor Corp.	55,665	1,855,741
		16,521,406

Brewers — 0.1%

Anadolu Efes Biracilik Ve Malt Sanayii AS	25,096	302,970

See Notes to Schedule of Investments and Notes to Financial Statements.

Total Return Fund

Schedule of Investments	December 31, 2011

	Number of Shares	Fair Value

Carlsberg A/S	22,473	$1,589,696
		1,892,666

Broadcasting — 0.0%*

Zee Entertainment Enterprises Ltd.	114,953	255,535

Building Products — 0.1%

Daikin Industries Ltd.	117,800	3,227,481

Casinos & Gaming — 0.0%*

Genting Bhd	188,098	652,706
Sands China Ltd.	113,877	321,840	(a)
		974,546

Coal & Consumable Fuels — 0.0%*

Adaro Energy Tbk PT	1,339,781	261,529

Commodity Chemicals — 0.0%*

LG Chem Ltd.	1,805	497,472	(a)

Communications Equipment — 0.2%

HTC Corp.	14,220	233,407
Telefonaktiebolaget LM Ericsson	439,611	4,514,553
		4,747,960

Construction & Engineering — 0.2%

China State Construction International Holdings Ltd.	776,176	553,655
Doosan Heavy Industries and Construction Company Ltd.	7,171	405,236	(a)
Larsen & Toubro Ltd.	89,725	1,681,299
VInci S.A.	68,876	3,018,528
		5,658,718

Construction & Farm Machinery & Heavy Trucks — 0.1%

First Tractor Company Ltd.	353,485	330,428
Sany Heavy Equipment International Holdings Company Ltd.	756,329	613,508
United Tractors Tbk PT	201,402	585,271
		1,529,207

Department Stores — 0.0%*

Golden Eagle Retail Group Ltd.	125,312	264,932

Distillers & Vintners — 0.4%

Diageo PLC	404,155	8,834,192
Diageo PLC ADR	24,752	2,163,820
		10,998,012

Diversified Capital Markets — 0.1%

Credit Suisse Group AG	92,042	2,172,353

	Number of Shares	Fair Value

Diversified Financial Services — 1.7%

Axis Bank Ltd.	20,289	$307,936
Banco Santander Chile ADR	4,634	350,794
Banco Santander S.A.	420,000	3,200,459
Bank of China Ltd.	7,743,044	2,861,295
Bank Rakyat Indonesia Persero Tbk PT	1,115,460	830,367
BNP Paribas S.A.	145,850	5,746,323
Chinatrust Financial Holding Company Ltd.	344,409	214,978
Credicorp Ltd.	6,809	745,381
Grupo Financiero Banorte SAB de C.V.	86,244	261,105
HSBC Holdings PLC	1,293,433	9,870,719
ICICI Bank Ltd.	146,737	1,889,165
ING Groep N.V.	483,184	3,487,484	(a)
Kasikornbank PCL	17,047	67,269
KB Financial Group Inc.	5,466	172,236	(a)
Lloyds Banking Group PLC	8,716,386	3,509,128	(a)
Metropolitan Bank & Trust	312,816	484,685
Sberbank of Russia ADR	49,700	493,024	(a)
Standard Bank Group Ltd.	29,705	363,337
Standard Chartered PLC	253,568	5,552,449
United Overseas Bank Ltd.	390,470	4,598,370
VTB Bank OJSC GDR	57,181	206,423
		45,212,927

Diversified Metals & Mining — 0.9%

Anglo American PLC	12,420	459,193
Antofagasta PLC	99,233	1,873,750
BHP Billiton PLC	281,945	8,226,658
First Quantum Minerals Ltd.	43,225	851,128
Lynas Corporation Ltd.	3,300,635	3,536,084	(a)
Rio Tinto PLC	163,096	7,920,862
Xstrata PLC	87,510	1,330,074
		24,197,749

Diversified Real Estate Activities — 0.2%

Sumitomo Realty & Development Company Ltd.	180,000	3,153,626
Wharf Holdings Ltd.	587,561	2,662,960
		5,816,586

Diversified Support Services — 0.3%

Aggreko PLC	104,020	3,260,633
Brambles Ltd.	679,685	4,989,184
		8,249,817

Electric Utilities — 0.1%

Power Grid Corporation of India Ltd.	1,262,849	2,380,401
Reliance Infrastructure Ltd.	58,666	375,051
		2,755,452

Electrical Components & Equipment — 0.1%

Schneider Electric S.A.	25,632	1,353,594

See Notes to Schedule of Investments and Notes to Financial Statements.

Total Return Fund

Schedule of Investments	December 31, 2011

	Number of Shares	Fair Value

Zhuzhou CSR Times Electric Company Ltd.	278,996	$611,402
		1,964,996

Electronic Components — 0.1%

Delta Electronics Inc.	640,000	1,521,847

Electronic Equipment & Instruments — 0.1%

Elster Group SE ADR	15,000	195,000	(a)
Hexagon AB	203,140	3,049,189
Wasion Group Holdings Ltd.	99,172	29,496
		3,273,685

Electronic Manufacturing Services — 0.0%*

Hon Hai Precision Industry Company Ltd.	133,086	364,372

Fertilizers & Agricultural Chemicals — 0.7%

Potash Corporation of Saskatchewan Inc.††	66,962	2,764,191
Potash Corporation of Saskatchewan Inc.††	167,455	6,925,146
Sociedad Quimica y Minera de Chile S.A. ADR	28,391	1,528,855
Syngenta AG	24,514	7,209,229
		18,427,421

Food Retail — 0.2%

Koninklijke Ahold N.V.	79,902	1,079,256
Magnit OJSC GDR	16,796	355,403
President Chain Store Corp.	16,034	87,374
Shoprite Holdings Ltd.	24,579	414,653
Tesco PLC	665,051	4,169,882
		6,106,568

Gold — 0.2%

Barrick Gold Corp.	13,242	599,201
Goldcorp Inc.	18,021	800,127
Kinross Gold Corp.	424,131	4,844,236
		6,243,564

Healthcare Services — 0.2%

Diagnosticos da America S.A.	29,941	248,806
Fresenius SE & Company KGaA	64,651	5,999,080
		6,247,886

Healthcare Supplies — 0.3%

Cie Generale d’Optique Essilor International S.A.	92,600	6,557,384
Shandong Weigao Group Medical Polymer Company Ltd.	299,438	270,268
		6,827,652

Heavy Electrical Equipment — 0.1%

ABB Ltd. ADR	73,059	1,375,701

	Number of Shares	Fair Value

Dongfang Electric Corporation Ltd.	63,642	$189,289
		1,564,990

Homebuilding — 0.0%*

MRV Engenharia e Participacoes S.A.	24,168	138,640

Hotels, Resorts & Cruise Lines — 0.0%*

Accor S.A.	10,740	273,057
Ctrip.Com International Ltd. ADR	1,415	33,111	(a)
		306,168

Household Appliances — 0.0%*

Techtronic Industries Co.	276,781	284,742

Household Products — 0.5%

Reckitt Benckiser Group PLC	137,662	6,803,311
Unicharm Corp.	123,300	6,081,668
		12,884,979

Human Resource & Employment Services — 0.1%

The Capita Group PLC	187,077	1,827,279

Hypermarkets & Super Centers — 0.1%

Metro AG	36,091	1,321,213

Industrial Conglomerates — 0.6%

Chongqing Machinery & Electric Company Ltd.	1,020,110	169,436
Hutchison Whampoa Ltd.	455,217	3,827,372
Koninklijke Philips Electronics N.V.	108,396	2,290,828
Siemens AG	61,652	5,917,680
Siemens AG ADR	29,156	2,787,605
		14,992,921

Industrial Gases — 0.5%

Linde AG	73,229	10,927,403
OCI Materials Company Ltd.	14,039	968,837	(a)
		11,896,240

Industrial Machinery — 0.6%

FANUC Corp.	36,800	5,634,312
Mitsubishi Heavy Industries Ltd.	354,000	1,509,124
SMC Corp.	21,400	3,454,484
Vallourec S.A.	61,076	3,976,976
		14,574,896

Integrated Oil & Gas — 1.8%

BG Group PLC	267,834	5,729,557	(a)
Cenovus Energy Inc.	25,689	853,483
China Petroleum & Chemical Corp.	1,670,472	1,761,539
ENI S.p.A	72,236	1,501,308

See Notes to Schedule of Investments and Notes to Financial Statements.

Total Return Fund

Schedule of Investments	December 31, 2011

	Number of Shares	Fair Value

Gazprom OAO ADR	159,241	$1,700,853
Lukoil OAO ADR	13,210	702,772
Petroleo Brasileiro S.A. ADR	306,168	7,191,887
Royal Dutch Shell PLC	497,412	18,328,500
Suncor Energy Inc.††	110,925	3,197,968
Suncor Energy Inc.††	184,298	5,317,628
Total S.A.	42,942	2,201,934
		48,487,429

Integrated Telecommunication Services — 0.2%

China Unicom Hong Kong Ltd.	283,274	596,704
Telefonica S.A.	170,231	2,957,889
Telefonica S.A. ADR	94,376	1,622,323
		5,176,916

Internet Software & Services — 0.6%

Baidu Inc. ADR	130,866	15,241,963	(a)
Tencent Holdings Ltd.	6,923	139,055
		15,381,018

Investment Banking & Brokerage — 0.0%*

Egyptian Financial Group-Hermes Holding	166,121	275,457	(a)

IT Consulting & Other Services — 0.1%

Cap Gemini S.A.	91,569	2,870,123
HCL Technologies Ltd.	46,105	336,552
Infosys Ltd.	6,394	331,981
		3,538,656

Life & Health Insurance — 0.7%

AIA Group Ltd.	2,061,430	6,436,494
Ping An Insurance Group Co.	22,548	148,934
Prudential PLC	771,197	7,652,536
Sony Financial Holdings Inc.	253,900	3,742,171
		17,980,135

Life Sciences Tools & Services — 0.0%*

ICON PLC ADR	22,100	378,131	(a)

Managed Healthcare — 0.0%*

Odontoprev S.A.	15,229	217,178

Marine Ports & Services — 0.0%*

Mundra Port and Special Economic Zone Ltd.	171,869	388,692

Multi-Line Insurance — 0.3%

AXA S.A.	279,845	3,649,156
Porto Seguro S.A.	15,203	173,609
Zurich Financial Services AG	14,715	3,343,961
		7,166,726

Multi-Utilities — 0.3%

National Grid PLC	785,282	7,627,545

	Number of Shares	Fair Value

Oil & Gas Drilling — 0.0%*

China Oilfield Services Ltd.	486,242	$767,559

Oil & Gas Equipment & Services — 0.1%

Cie Generale de Geophysique — Veritas	48,159	1,133,444	(a)
Gasfrac Energy Services Inc.	162,009	1,110,555	(a)
		2,243,999

Oil & Gas Exploration & Production — 0.2%

Afren PLC	1,242,758	1,655,185	(a)
Canadian Natural Resources Ltd.	84,220	3,155,407
CNOOC Ltd.	241,622	423,724
Pacific Rubiales Energy Corp.	11,193	205,887
		5,440,203

Packaged Foods & Meats — 0.7%

Nestle S.A.	204,470	11,807,700
Nestle S.A. ADR	30,433	1,756,288
Unilever N.V.	139,983	4,828,272
		18,392,260

Pharmaceuticals — 0.9%

Aspen Pharmacare Holdings Ltd.	3,230	38,680
Bayer AG	62,634	4,016,631	(a)
Lijun International Pharmaceutical Holding Ltd.	574,823	65,871
Novartis AG	156,721	9,000,019
Novartis AG ADR	144,190	8,243,342
Teva Pharmaceutical Industries Ltd. ADR	65,886	2,659,159
		24,023,702

Precious Metals & Minerals — 0.0%*

Aquarius Platinum Ltd.	22,091	53,798
Polymetal International PLC	14,166	240,848	(a)
		294,646

Real Estate Development — 0.0%*

Glorious Property Holdings Ltd.	32,725	5,773

Real Estate Operating Companies — 0.0%*

Iguatemi Empresa de Shopping Centers S.A.	21,372	397,134

Regional Banks — 0.1%

The Bank of Yokohama Ltd.	803,948	3,803,445

Restaurants — 0.1%

Arcos Dorados Holdings Inc.	106,797	2,192,542

Security & Alarm Services — 0.1%

G4S PLC††	494,270	2,087,819
G4S PLC††	105,832	444,005
		2,531,824

See Notes to Schedule of Investments and Notes to Financial Statements.

Total Return Fund

Schedule of Investments	December 31, 2011

	Number of Shares	Fair Value

Semiconductors — 0.8%

Samsung Electronics Company Ltd.	12,956	$11,898,826
Taiwan Semiconductor Manufacturing Company Ltd.	3,250,433	8,137,086
Taiwan Semiconductor Manufacturing Company Ltd. ADR	36,291	468,517
		20,504,429

Specialized Finance — 0.1%

Deutsche Boerse AG	41,004	2,156,321	(a)

Specialty Chemicals — 0.1%

Neo Material Technologies Inc.	121,824	876,965	(a)
Novozymes A/S	21,300	659,609
Symrise AG	23,605	631,855
		2,168,429

Steel — 0.2%

Mechel ADR††	2,220	18,870
Mechel ADR††	114,685	401,398
ThyssenKrupp AG	97,429	2,241,813
Vale S.A. ADR	171,091	3,524,475
		6,186,556

Thrifts & Mortgage Finance — 0.0%*

Housing Development Finance Corp.	36,978	451,772

Tobacco — 0.0%*

ITC Ltd.	30,227	114,209

Trading Companies & Distributors — 0.2%

Mitsubishi Corp.	222,600	4,498,869

Wireless Telecommunication Services — 0.9%

America Movil SAB de C.V. ADR	177,118	4,002,866
Millicom International Cellular S.A.	4,171	419,515
Mobile Telesystems OJSC ADR	76,608	1,124,605
MTN Group Ltd.	151,010	2,688,417
Softbank Corp.	190,398	5,609,985
Vodafone Group PLC	3,119,987	8,674,456
		22,519,844

Total Common Stock (Cost $540,754,422)		500,228,123
Preferred Stock — 0.4%

Automobile Manufacturers — 0.3%

Volkswagen AG	43,791	6,580,073

	Number of Shares	Fair Value

Diversified Financial Services — 0.0%*

Itau Unibanco Holding S.A.	48,030	$875,239

Integrated Oil & Gas — 0.0%*

Petroleo Brasileiro S.A.	51,227	590,199

Multi-Line Insurance — 0.0%*

XLIT Ltd. 3.526%	1,655	1,150,742

Steel — 0.1%

Vale S.A.	66,891	1,356,289

Total Preferred Stock (Cost $10,057,736)		10,552,542

Total Foreign Equity (Cost $550,812,158)		510,780,665

		Principal Amount	Fair Value
Bonds and Notes — 31.0%

U.S. Treasuries — 6.1%

U.S. Treasury Bonds
3.13%	11/15/41	$2,840,000	2,975,343
3.75%	08/15/41	44,178,000	51,957,481	(h)
4.38%	05/15/41	8,575,700	11,173,871	(h)
U.S. Treasury Notes
0.24%	10/31/13	32,457,400	32,462,463	(d,h)
0.80%	10/31/16	30,066,600	30,357,885	(d,h)
0.81%	11/30/16	30,981,500	31,075,901	(d)
2.00%	11/15/21	384,000	388,380
			160,391,324

Agency Mortgage Backed — 9.8%

Federal Home Loan Mortgage Corp.
4.50%	06/01/33 - 02/01/35	25,859	27,494	(h)
5.00%	07/01/35 - 06/01/41	4,913,634	5,380,167	(h)
5.50%	05/01/20 - 04/01/39	2,460,269	2,716,360	(h)
6.00%	04/01/17 - 11/01/37	2,520,340	2,807,488	(h)
6.50%	06/01/29 - 03/01/30	4,183	4,793	(h)
7.00%	06/01/29 - 08/01/36	134,371	153,697	(h)
7.50%	01/01/28 - 09/01/33	17,410	20,057	(h)
8.00%	01/01/30 - 11/01/30	10,828	12,813	(h)
9.00%	10/01/25	343	418	(h)
Federal National Mortgage Assoc.
4.00%	05/01/19 - 12/01/40	11,243,918	11,887,821	(h)
4.50%	05/01/18 - 08/01/41	94,651,856	101,454,215	(h)
5.00%	07/01/20 - 06/01/41	9,222,140	10,117,700	(h)
5.14%	03/01/37	6,938	6,962	(i)
5.47%	04/01/37	4,313	4,592	(i)
5.50%	04/01/14 - 01/01/39	21,896,403	23,925,138	(h)
6.00%	09/01/19 - 08/01/35	4,589,798	5,120,643	(h)

See Notes to Schedule of Investments and Notes to Financial Statements.

Total Return Fund

Schedule of Investments	December 31, 2011

		Principal Amount	Fair Value

6.50%	09/01/17 - 08/01/36	$387,345	$434,247	(h)
7.00%	04/01/17 - 12/01/33	6,424	7,196	(h)
7.50%	09/01/13 - 03/01/34	39,891	45,667	(h)
8.00%	12/01/12 - 11/01/33	13,367	15,884	(h)
8.50%	06/01/30	29	29	(h)
9.00%	04/01/16 - 12/01/22	3,274	3,766	(h)
4.00%	TBA	13,575,000	14,260,114	(c)
4.50%	TBA	5,185,000	5,517,164	(c)
5.00%	TBA	13,535,000	14,622,030	(c)
5.50%	TBA	9,600,000	10,413,000	(c)
6.00%	TBA	10,767,000	11,834,393	(c)
6.50%	TBA	5,044,000	5,612,238	(c)
Government National Mortgage Assoc.
4.50%	08/15/33 - 03/20/41	11,636,097	12,716,358	(h)
6.00%	04/15/27 - 09/15/36	366,779	419,979	(h)
6.50%	04/15/24 - 09/15/36	264,086	305,150	(h)
7.00%	03/15/12 - 10/15/36	214,334	250,196	(h)
8.00%	03/15/30	3,103	3,290	(h)
9.00%	11/15/16 - 12/15/21	8,228	9,272	(h)
4.50%	TBA	15,680,000	17,076,498	(c)
			257,186,829

Agency Collateralized Mortgage Obligations — 0.6%

Fannie Mae Whole Loan
0.99%	08/25/43	2,944,403	60,010	(g,i)
1.07%	11/25/33	1,307,641	31,182	(g,i)
Federal Home Loan Mortgage Corp.
0.08%	09/25/43	251,048	1,984	(g,h,i)
Federal Home Loan Mortgage Corp. REMIC
3.50%	11/15/24	1,286,489	76,903	(g,o)
5.00%	02/15/38	424,373	45,613	(g,o)
5.00%	05/15/38	652,230	729,754
5.50%	04/15/17	5,785	64	(g,h,o)
6.10%	10/15/37	4,678,510	765,577	(g,i)
6.32%	08/15/25	3,524,956	541,135	(g,i)
6.37%	07/15/37	4,609,348	819,552	(g,i)
Federal Home Loan Mortgage Corp. REMIC (Series 1980) (Class 1980)
7.50%	07/15/27	2,881	515	(g,h,o)
Federal Home Loan Mortgage Corp. REMIC (Series 2631) (Class DI)
5.50%	06/15/33	29,816	4,089	(g,h,o)
Federal Home Loan Mortgage Corp. REMIC (Series 2643) (Class IM)
4.50%	03/15/18	25,895	1,778	(g,h,o)
Federal Home Loan Mortgage Corp. REMIC (Series 2645) (Class BI)
4.50%	02/15/18	10,962	451	(g,h,o)
Federal Home Loan Mortgage Corp. REMIC (Series 2763) (Class JI)
5.00%	10/15/18	31,409	2,295	(g,h,o)
Federal Home Loan Mortgage Corp. REMIC (Series 2781) (Class CI)
5.00%	11/15/17	13,126	416	(g,h,o)

		Principal Amount	Fair Value

Federal Home Loan Mortgage Corp. REMIC (Series 2781) (Class IC)
5.00%	05/15/18	$15,602	$847	(g,h,o)
Federal Home Loan Mortgage Corp. REMIC (Series 2795) (Class IC)
5.00%	07/15/17	4,137	51	(g,h,o)
Federal Home Loan Mortgage Corp. STRIPS
8.00%	02/01/23 - 07/01/24	1,992	391	(g,h,o)
Federal Home Loan Mortgage STRIPS
2.69%	08/01/27	498	449	(d,f,h)
Federal National Mortgage Assoc. REMIC
1.21%	12/25/42	120,974	3,378	(g,h,i)
5.00%	08/25/38	658,444	737,541
5.00%	02/25/40 - 09/25/40	4,903,222	708,781	(g,o)
5.71%	07/25/38 - 01/25/41	4,402,136	557,056	(g,i)
5.76%	02/25/39	10,598,759	1,746,135	(g,i)
6.36%	11/25/37	5,446,132	797,999	(g,i)
Federal National Mortgage Assoc. REMIC (Class BZ)
5.50%	01/25/33	681,081	747,826
Federal National Mortgage Assoc. REMIC (Class VZ)
5.00%	10/25/35	508,783	584,660
Federal National Mortgage Assoc. REMIC (Series 1992) (Class K)
12.40%	05/25/22	2	49	(g,h)
Federal National Mortgage Assoc. REMIC (Series 2003) (Class HI)
5.00%	10/25/22	23,294	1,174	(g,h,o)
Federal National Mortgage Assoc. REMIC (Series 2003) (Class IJ)
5.00%	02/25/32	709,856	58,215	(g,o)
Federal National Mortgage Assoc. REMIC (Series 2003) (Class KI)
4.50%	05/25/18	6,046	143	(g,h,o)
Federal National Mortgage Assoc. REMIC (Series 2003) (Class SL)
15.96%	03/25/31	21,600	23,899	(h,i)
Federal National Mortgage Assoc. REMIC (Series 2008) (Class ZW)
5.00%	07/25/38	524,909	589,384
Federal National Mortgage Assoc. STRIPS
5.00%	05/25/38	499,266	72,451	(g,o)
6.00%	01/01/35	526,441	91,896	(g,o)
Federal National Mortgage Assoc. STRIPS (Class 2)
4.50%	08/01/35	737,405	92,825	(g,o)
5.00%	03/25/38	534,829	73,367	(g,o)
5.50%	12/01/33	151,428	20,927	(g,o)
7.50%	11/01/23	8,807	1,602	(g,h,o)
8.00%	08/01/23 - 07/01/24	4,089	796	(g,h,o)
Federal National Mortgage Assoc. STRIPS (Series 378) (Class 1)
4.50%	01/01/36	824,298	98,646	(g,o)

See Notes to Schedule of Investments and Notes to Financial Statements.

Total Return Fund

Schedule of Investments	December 31, 2011

		Principal Amount	Fair Value

Federal National Mortgage Association REMIC (Series 2008 Class SA)
5.98%	02/25/38	$4,900,188	$721,516	(g,i)
Government National Mortgage Assoc.
4.50%	04/16/34 - 08/16/39	18,632,663	2,397,396	(g,o)
4.50%	11/20/39	1,887,544	2,063,885
5.00%	12/20/35 - 09/20/38	6,231,500	742,368	(g,o)
Government National Mortgage Assoc. (Class IC)
5.97%	04/16/37	1,671,807	310,206	(g,i)
Vendee Mortgage Trust
0.37%	04/15/40	6,165,354	120,778	(g,i)
0.58%	09/15/46	13,530,028	435,782	(g,i)
0.84%	05/15/33	2,042,348	77,293	(g,i)
			16,961,030

Asset Backed — 0.3%

Bear Stearns Asset Backed Securities Trust
6.17%	01/25/34	4,239	3,151	(d,i,n)
7.13%	02/25/36	763,779	722,381	(d,h,i)
Capital One Multi-Asset Execution Trust
1.33%	01/15/19	500,000	484,354	(d,i)
Chase Funding Mortgage Loan Asset-Backed Certificates
3.99%	11/25/33	1,085,211	958,767	(h)
Citicorp Residential Mortgage Securities Inc.
6.04%	09/25/36	3,750,000	2,609,347	(h)
Countrywide Asset-Backed Certificates
1.34%	06/26/33	586,601	242,360	(h,i)
Hertz Vehicle Financing LLC
2.60%	02/25/15	1,500,000	1,516,752	(b)
Indymac Seconds Asset Backed Trust
5.00%	02/25/37	1,130,951	546,283	(d,h,i)
Mid-State Trust
7.54%	07/01/35	3,385	3,373	(n)
Popular ABS Mortgage Pass-Through Trust
5.30%	11/25/35	700,000	470,898
Residential Asset Securities Corp.
14.34%	07/25/32	3,966	2,265	(d,i,n)
			7,559,931

Corporate Notes — 11.2%

Abu Dhabi National Energy Co.
6.25%	09/16/19	100,000	109,250	(b)
Adaro Indonesia PT
7.63%	10/22/19	200,000	217,260	(b)
Advanced Micro Devices Inc.
7.75%	08/01/20	843,000	866,182
AES El Salvador Trust
6.75%	02/01/16	200,000	194,000	(b)
AES Gener S.A.
5.25%	08/15/21	256,000	257,280	(b)

		Principal Amount	Fair Value

AES Panama S.A.
6.35%	12/21/16	$443,000	$477,333	(b)
Agilent Technologies Inc.
5.50%	09/14/15	909,000	1,001,992	(h)
Air Jamaica Ltd.
9.38%	07/08/15	188,571	194,229
Alcoa Inc.
5.40%	04/15/21	657,000	658,225
5.55%	02/01/17	475,000	506,521
Allergan Inc.
3.38%	09/15/20	749,000	771,904	(h)
Alliance One International Inc.
10.00%	07/15/16	821,000	738,900	(h)
Alpha Natural Resources Inc.
6.00%	06/01/19	889,000	862,330
ALROSA Finance S.A.
7.75%	11/03/20	600,000	597,000	(b)
America Movil SAB de C.V.
2.38%	09/08/16	667,000	665,142
American Axle & Manufacturing Inc.
7.88%	03/01/17	865,000	856,350
American International Group Inc.
5.85%	01/16/18	1,481,000	1,448,440	(h)
Amgen Inc.
1.88%	11/15/14	474,000	480,135
2.30%	06/15/16	701,000	705,789
2.50%	11/15/16	474,000	479,685
5.65%	06/15/42	1,072,000	1,165,430	(h)
Amsted Industries Inc.
8.13%	03/15/18	694,000	735,640	(b,h)
Anadarko Petroleum Corp.
5.95%	09/15/16	1,979,000	2,243,295	(h)
6.20%	03/15/40	1,565,000	1,741,673	(h)
6.38%	09/15/17	2,047,000	2,372,747
6.45%	09/15/36	474,000	540,408
6.95%	06/15/19	1,186,000	1,415,871	(h)
Anheuser-Busch InBev Worldwide Inc.
3.63%	04/15/15	1,433,000	1,525,924	(h)
5.38%	11/15/14	1,296,000	1,440,022
Aon Corp.
3.13%	05/27/16	1,205,000	1,218,683	(h)
ArcelorMittal
5.50%	03/01/21	1,027,000	942,693	(h)
6.75%	03/01/41	1,199,000	1,078,177	(h)
Arch Coal Inc.
7.00%	06/15/19	893,000	910,860	(b,h)
Archer-Daniels-Midland Co.
5.77%	03/01/41	1,963,000	2,478,969	(h)
Arizona Public Service Co.
6.25%	08/01/16	370,000	434,203	(h)
AT&T Inc.
2.95%	05/15/16	844,000	879,564
5.60%	05/15/18	1,692,000	1,966,024	(h)
6.40%	05/15/38	2,084,000	2,574,528	(h)
6.70%	11/15/13	534,000	588,686	(h)
Australia & New Zealand Banking Group Ltd.
2.40%	11/23/16	1,363,000	1,350,129	(b)
Baker Hughes Inc.
3.20%	08/15/21	954,000	985,706	(b)

See Notes to Schedule of Investments and Notes to Financial Statements.

Total Return Fund

Schedule of Investments	December 31, 2011

		Principal Amount	Fair Value

Banco de Credito del Peru
4.75%	03/16/16	$557,000	$555,607	(b)
Banco del Estado de Chile
4.13%	10/07/20	200,000	204,500	(b)
Banco do Brasil S.A.
5.88%	01/26/22	1,004,000	1,005,004	(b)
Banco do Nordeste do Brasil S.A.
3.63%	11/09/15	100,000	99,750	(b)
Banco Mercantil del Norte S.A.
6.86%	10/13/21	100,000	101,000	(b,i)
BanColombia S.A.
5.95%	06/03/21	498,000	499,867
6.13%	07/26/20	170,000	171,700
Bank of America Corp.
3.75%	07/12/16	2,000,000	1,851,838	(h)
5.00%	05/13/21	1,500,000	1,366,252
5.42%	03/15/17	4,000,000	3,608,840	(h)
5.63%	10/14/16	475,000	455,706
6.50%	08/01/16	1,540,000	1,550,888	(h)
Bank of Montreal
1.30%	10/31/14	950,000	948,370	(b)
Banque Centrale de Tunisie S.A.
7.38%	04/25/12	600,000	606,000
Baxter International Inc.
1.85%	01/15/17	1,128,000	1,136,767
Becton Dickinson and Co.
3.13%	11/08/21	1,424,000	1,473,109	(h)
BG Energy Capital PLC
2.88%	10/15/16	486,000	496,622	(b)
4.00%	10/15/21	950,000	979,230	(b)
Boise Paper Holdings LLC
8.00%	04/01/20	1,158,000	1,224,585	(h)
Bombardier Inc.
7.75%	03/15/20	1,251,000	1,363,590	(b,h)
BP Capital Markets PLC
2.25%	11/01/16	1,425,000	1,434,087	(h)
Braskem Finance Ltd.
5.75%	04/15/21	200,000	198,500	(b)
Broadcom Corp.
2.70%	11/01/18	1,423,000	1,438,680
Calpine Corp.
7.25%	10/15/17	1,419,000	1,489,950	(b,h)
Cargill Inc.
5.20%	01/22/13	2,235,000	2,333,814	(b,h)
Case New Holland Inc.
7.88%	12/01/17	507,000	572,910
Caterpillar Inc.
3.90%	05/27/21	1,004,000	1,102,249	(h)
CCO Holdings LLC
7.88%	04/30/18	2,140,000	2,281,775	(h)
8.13%	04/30/20	739,000	809,205
Centrais Eletricas Brasileiras S.A.
5.75%	10/27/21	400,000	415,600	(b)
6.88%	07/30/19	136,000	153,680	(b)
Central American Bank for Economic Integration
5.38%	09/24/14	770,000	817,404	(b)
CenturyLink Inc.
5.15%	06/15/17	978,000	969,376

		Principal Amount	Fair Value

CenturyLink Inc. (Series G)
6.88%	01/15/28	$743,000	$692,624
Chesapeake Energy Corp.
6.13%	02/15/21	787,000	808,642
Chesapeake Midstream Partners LP
5.88%	04/15/21	1,277,000	1,277,000	(b,h)
Chrysler Group LLC
8.00%	06/15/19	800,000	732,000	(b,h)
Cigna Corp.
2.75%	11/15/16	949,000	946,921
4.00%	02/15/22	2,232,000	2,211,321
5.38%	02/15/42	1,592,000	1,582,849
CIncinnati Bell Inc.
8.25%	10/15/17	1,065,000	1,070,325	(h)
Citigroup Inc.
4.50%	01/14/22	2,058,000	1,979,843
5.00%	09/15/14	5,208,000	5,154,399	(h)
CityCenter Holdings LLC
7.63%	01/15/16	843,000	864,075	(b,h)
CNA Financial Corp.
5.88%	08/15/20	927,000	952,260
CNOOC Finance 2011 Ltd.
4.25%	01/26/21	200,000	208,352	(b)
CNPC HK Overseas Capital Ltd.
4.50%	04/28/21	400,000	416,926	(b)
Comision Federal de Electricidad
4.88%	05/26/21	1,275,000	1,313,250	(b,h)
Consolidated Edison Co of New York Inc.
6.65%	04/01/19	528,000	667,379	(h)
Consolidated Edison Company of New York Inc. (Series 2008)
5.85%	04/01/18	1,505,000	1,836,144	(h)
Corp Lindley S.A.
6.75%	11/23/21	85,000	86,700	(b)
Corp Nacional del Cobre de Chile
3.75%	11/04/20	871,000	884,541	(b,h)
3.88%	11/03/21	400,000	407,263	(b)
5.63%	09/21/35	134,000	154,884	(b,h)
Credit Suisse AG
2.60%	05/27/16	1,009,000	1,022,509	(b)
Crown Castle Towers LLC
4.88%	08/15/40	1,250,000	1,277,544	(b,h)
6.11%	01/15/40	326,000	359,689	(b,h)
CSX Corp.
4.25%	06/01/21	909,000	971,274
CVS Caremark Corp.
3.25%	05/18/15	365,000	384,838
5.75%	06/01/17	735,000	857,629
Danaher Corp.
2.30%	06/23/16	1,004,000	1,043,546	(h)
3.90%	06/23/21	201,000	221,903	(h)
DaVita Inc.
6.38%	11/01/18	843,000	863,021	(h)
Denbury Resources Inc.
6.38%	08/15/21	761,000	795,245	(h)
8.25%	02/15/20	662,000	739,785	(h)
DENTSPLY International Inc.
2.75%	08/15/16	1,456,000	1,469,973
4.13%	08/15/21	953,000	983,059

See Notes to Schedule of Investments and Notes to Financial Statements.

Total Return Fund

Schedule of Investments	December 31, 2011

		Principal Amount	Fair Value

Development Bank of Kazakhstan JSC
5.50%	12/20/15	$200,000	$198,000	(b)
Digicel Ltd.
8.25%	09/01/17	100,000	100,500	(b)
DIRECTV Holdings LLC
3.55%	03/15/15	1,057,000	1,100,200	(h)
4.75%	10/01/14	1,026,000	1,108,249	(h)
Dolphin Energy Ltd.
5.89%	06/15/19	421,450	457,273	(b,h)
Dominion Resources Inc.
1.95%	08/15/16	667,000	670,285
4.90%	08/01/41	398,000	429,761
DPL Inc.
7.25%	10/15/21	844,000	911,520	(b)
Dubai Electricity & Water Authority
7.38%	10/21/20	340,000	348,500	(b,h)
Duke Realty LP (REIT)
6.50%	01/15/18	1,479,000	1,634,323	(h)
Ecolab Inc.
3.00%	12/08/16	1,318,000	1,363,352
Ecopetrol S.A.
7.63%	07/23/19	168,000	202,440	(h)
EH Holding Corp.
6.50%	06/15/19	1,991,000	2,075,617	(b,h)
Empresa de Energia de Bogota S.A.
6.13%	11/10/21	168,000	168,840	(b)
Empresa Nacional Del Petroleo
4.75%	12/06/21	250,000	248,955	(b)
Empresa Nacional del Petroleo
5.25%	08/10/20	518,000	546,450	(b,h)
Energy Transfer Equity LP
7.50%	10/15/20	632,000	690,460
Energy Transfer Partners LP
6.70%	07/01/18	701,000	777,707
ENN Energy Holdings Ltd.
6.00%	05/13/21	500,000	451,504	(b,h)
European Investment Bank
1.46%	12/15/14	1,420,000	1,396,028	(d)
4.88%	01/17/17	2,440,000	2,789,686	(h)
Exelon Corp.
4.90%	06/15/15	1,393,000	1,500,928	(h)
Export Credit Bank of Turkey
5.38%	11/04/16	500,000	492,500	(b)
First Citizens St Lucia Ltd.
4.90%	02/09/16	450,000	463,599	(b)
First Horizon National Corp.
5.38%	12/15/15	1,522,000	1,540,649
Florida Power & Light Co.
4.13%	02/01/42	847,000	873,788
FMG Resources August 2006 Pty Ltd.
7.00%	11/01/15	843,000	851,430	(b)
Ford Motor Credit Company LLC
5.00%	05/15/18	1,387,000	1,390,596
5.88%	08/02/21	687,000	715,997
Forest Oil Corp.
7.25%	06/15/19	1,180,000	1,203,600
Fresenius Medical Care US Finance Inc.
5.75%	02/15/21	2,948,000	2,944,315	(b)
Frontier Communications Corp.
7.13%	03/15/19	1,771,000	1,726,725	(h)

		Principal Amount	Fair Value

Georgia-Pacific LLC
5.40%	11/01/20	$786,000	$870,611	(b)
Gilead Sciences Inc.
3.05%	12/01/16	752,000	769,661
4.40%	12/01/21	1,671,000	1,769,074
5.65%	12/01/41	1,223,000	1,354,060
Globo Comunicacao e Participacoes S.A.
6.25%	12/31/49	180,000	188,550	(b,j)
Goldman Sachs Capital I
6.35%	02/15/34	750,000	634,808
Great Plains Energy Inc.
4.85%	06/01/21	1,004,000	1,052,422
Halliburton Co.
3.25%	11/15/21	474,000	489,724
4.50%	11/15/41	474,000	486,179
Hanesbrands Inc.
6.38%	12/15/20	1,612,000	1,636,180	(h)
HCA Inc.
6.50%	02/15/20	799,000	828,962
7.50%	02/15/22	843,000	861,967
HealthSouth Corp.
7.75%	09/15/22	843,000	829,301
Hewlett-Packard Co.
3.00%	09/15/16	953,000	959,722
4.65%	12/09/21	941,000	992,830
Host Hotels & Resorts LP (REIT)
6.00%	11/01/20	843,000	861,967
HSBC Finance Corp.
6.68%	01/15/21	1,999,000	2,067,760	(h)
HSBC Holdings PLC
6.50%	05/02/36	1,079,000	1,090,228	(h)
Indo Energy Finance BV
7.00%	05/07/18	300,000	298,500	(b)
ING Bank N.V.
4.00%	03/15/16	353,000	341,084	(b)
Ingles Markets Inc.
8.88%	05/15/17	1,263,000	1,367,197
Instituto Costarricense de Electricidad
6.95%	11/10/21	300,000	304,500	(b)
Inter-American Development Bank
1.38%	10/18/16	1,425,000	1,444,265
Intergas Finance BV
6.38%	05/14/17	100,000	102,000	(b,h)
Inversiones CMPC S.A.
4.75%	01/19/18	174,000	181,528	(b)
IPIC GMTN Ltd.
3.75%	03/01/17	693,000	690,401	(b)
John Deere Capital Corp.
3.15%	10/15/21	475,000	484,100	(h)
JPMorgan Chase & Co.
3.15%	07/05/16	1,426,000	1,432,674
4.35%	08/15/21	4,551,000	4,596,087
5.13%	09/15/14	390,000	411,177
Kazakhstan Temir Zholy Finance BV
6.38%	10/06/20	200,000	207,500	(b)
KazMunayGas National Co.
9.13%	07/02/18	100,000	116,500	(b)
11.75%	01/23/15	100,000	117,500	(b)

See Notes to Schedule of Investments and Notes to Financial Statements.

Total Return Fund

Schedule of Investments	December 31, 2011

		Principal Amount	Fair Value

Kinder Morgan Energy Partners LP
5.80%	03/01/21	$476,000	$538,676
Korea Development Bank
3.25%	03/09/16	897,000	883,584
4.00%	09/09/16	518,000	524,868
Korea Hydro & Nuclear Power Company Ltd.
4.75%	07/13/21	700,000	709,472	(b)
6.25%	06/17/14	200,000	215,744	(b)
Korea National Oil Corp.
2.88%	11/09/15	686,000	684,424	(b)
4.00%	10/27/16	300,000	308,081	(b)
5.38%	07/30/14	250,000	265,857	(b)
Kraft Foods Inc.
4.13%	02/09/16	1,457,000	1,581,904	(h)
5.38%	02/10/20	513,000	591,926
Kreditanstalt fuer Wiederaufbau
3.50%	03/10/14	587,000	619,704	(h)
4.50%	07/16/18	1,567,000	1,821,744	(h)
Levi Strauss & Co.
7.63%	05/15/20	1,456,000	1,486,940	(h)
Linn Energy LLC
8.63%	04/15/20	694,000	752,990
Listrindo Capital BV
9.25%	01/29/15	250,000	271,997	(b)
Lockheed Martin Corp.
3.35%	09/15/21	953,000	948,042
4.85%	09/15/41	953,000	965,882
Lorillard Tobacco Co.
3.50%	08/04/16	974,000	985,184
7.00%	08/04/41	890,000	935,490
Lyondell Chemical Co.
8.00%	11/01/17	189,000	206,482
Majapahit Holding BV
7.75%	10/17/16	400,000	449,000	(b)
MDC-GMTN B.V.
5.50%	04/20/21	600,000	617,450	(b)
Mega Advance Investments Ltd.
6.38%	05/12/41	107,000	106,440	(b)
MetroPCS Wireless Inc.
6.63%	11/15/20	855,000	797,287
Midamerican Energy Holdings Co.
6.13%	04/01/36	1,000,000	1,194,349
Morgan Stanley
3.80%	04/29/16	468,000	431,175
5.50%	07/28/21	486,000	449,373
5.75%	01/25/21	1,417,000	1,321,786
Mylan Inc.
7.88%	07/15/20	337,000	371,964	(b)
National Agricultural Cooperative Federation
4.25%	01/28/16	545,000	553,367	(b)
5.00%	09/30/14	200,000	210,159	(b)
National JSC Naftogaz of Ukraine
9.50%	09/30/14	200,000	187,500
Nationwide Mutual Insurance Co.
7.88%	04/01/33	475,000	487,866	(b)
9.38%	08/15/39	212,000	256,192	(b)
NET Servicos de Comunicacao S.A.
7.50%	01/27/20	200,000	229,000

		Principal Amount	Fair Value

Newfield Exploration Co.
5.75%	01/30/22	$1,181,000	$1,275,480	(h)
News America Inc.
6.65%	11/15/37	579,000	655,968
Nextel Communications Inc. (Series E)
6.88%	10/31/13	1,333,000	1,326,335	(h)
NextEra Energy Capital Holdings Inc.
2.60%	09/01/15	1,886,000	1,903,198	(h)
Nisource Finance Corp.
6.13%	03/01/22	1,302,000	1,498,944
Noble Energy Inc.
4.15%	12/15/21	1,306,000	1,351,048
Nordea Bank AB
4.88%	05/13/21	1,956,000	1,653,227	(b)
Novelis Inc.
8.38%	12/15/17	985,000	1,046,562
NRG Energy Inc.
7.63%	01/15/18	799,000	799,000
7.63%	05/15/19	460,000	450,800	(b)
Occidental Petroleum Corp.
1.75%	02/15/17	953,000	965,246
3.13%	02/15/22	953,000	977,631
Oglethorpe Power Corp.
5.38%	11/01/40	491,000	580,986
ONEOK Partners LP
6.13%	02/01/41	1,064,000	1,225,842	(h)
Pacific Gas & Electric Co.
5.80%	03/01/37	250,000	304,481
6.05%	03/01/34	1,944,000	2,406,359
Pacific Rubiales Energy Corp.
7.25%	12/12/21	115,000	115,575	(b)
PacifiCorp
6.00%	01/15/39	1,250,000	1,596,205	(h)
6.25%	10/15/37	153,000	201,683
PAETEC Holding Corp.
8.88%	06/30/17	424,000	457,920
Peabody Energy Corp.
6.00%	11/15/18	251,000	256,020	(b)
6.25%	11/15/21	502,000	519,570	(b)
Pemex Project Funding Master Trust
6.63%	06/15/38	210,000	237,825
Pernod-Ricard S.A.
4.45%	01/15/22	1,358,000	1,422,620	(b)
Pertamina Persero PT
5.25%	05/23/21	2,000,000	2,047,000	(b,h)
Perusahaan Listrik Negara PT
5.50%	11/22/21	200,000	203,500	(b)
Petrobras International Finance Co.
3.88%	01/27/16	945,000	973,549
Petroleos Mexicanos
6.50%	06/02/41	1,050,000	1,181,250	(h)
6.50%	06/02/41	167,000	187,875	(b)
8.00%	05/03/19	130,000	162,175
Petroleum Company of Trinidad & Tobago Ltd.
6.00%	05/08/22	437,500	428,750
Petronas Capital Ltd.
5.25%	08/12/19	200,000	224,279	(b)
7.88%	05/22/22	200,000	269,930	(b)

See Notes to Schedule of Investments and Notes to Financial Statements.

Total Return Fund

Schedule of Investments	December 31, 2011

		Principal Amount	Fair Value

Petronas Global Sukuk Ltd.
4.25%	08/12/14	$400,000	$420,636	(b)
Philip Morris International Inc.
2.50%	05/16/16	1,004,000	1,038,170	(h)
Pioneer Natural Resources Co.
7.50%	01/15/20	605,000	709,569
Plains All American Pipeline LP
3.95%	09/15/15	866,000	917,040
Power Sector Assets & Liabilities Management Corp.
7.25%	05/27/19	600,000	724,500
7.39%	12/02/24	200,000	243,500	(b)
Pride International Inc.
6.88%	08/15/20	1,382,000	1,620,297	(h)
Protective Life Corp.
8.45%	10/15/39	1,790,000	2,051,152	(h)
Prudential Financial Inc.
5.40%	06/13/35	614,000	593,085
PTTEP Canada International Finance Ltd.
5.69%	04/05/21	300,000	313,770	(b)
Qatari Diar Finance QSC (REIT)
5.00%	07/21/20	250,000	266,250	(b)
QVC Inc.
7.50%	10/01/19	1,328,000	1,424,280	(b,h)
RailAmerica Inc.
9.25%	07/01/17	697,000	761,472
Range Resources Corp.
5.75%	06/01/21	843,000	912,547
Raytheon Co.
1.40%	12/15/14	942,000	946,563
Reliance Holdings USA Inc.
4.50%	10/19/20	250,000	227,151	(b)
Republic Services Inc.
5.25%	11/15/21	691,000	783,517	(h)
5.70%	05/15/41	660,000	757,087
Reynolds Group Issuer Inc.
8.75%	10/15/16	1,870,000	1,968,175	(b,h)
Roche Holdings Inc.
6.00%	03/01/19	1,649,000	2,004,216	(b,h)
Russian Agricultural Bank OJSC Via RSHB Capital S.A.
6.00%	06/03/21	600,000	525,000	(b,i)
RZD Capital Ltd.
5.74%	04/03/17	200,000	201,000
Schlumberger Investment S.A.
3.30%	09/14/21	477,000	490,040	(b)
Schlumberger Norge AS
1.95%	09/14/16	476,000	481,601	(b)
Seagate HDD Cayman
7.75%	12/15/18	566,000	602,082	(b)
Solutia Inc.
7.88%	03/15/20	759,000	825,413
Southern Copper Corp.
6.75%	04/16/40	276,000	276,170
Sunoco Logistics Partners Operations LP
4.65%	02/15/22	998,000	1,020,349	(h)

		Principal Amount	Fair Value

Susser Holdings LLC
8.50%	05/15/16	$1,455,000	$1,569,581	(h)
Teva Pharmaceutical Finance Co BV
2.40%	11/10/16	949,000	965,217
Teva Pharmaceutical Finance II BV
3.00%	06/15/15	1,889,000	1,967,131	(h)
Texas Instruments Inc.
2.38%	05/16/16	1,507,000	1,569,798	(h)
Textron Inc.
6.20%	03/15/15	1,284,000	1,378,348	(h)
TGI International Ltd.
9.50%	10/03/17	100,000	107,250
The AES Corp.
8.00%	10/15/17	669,000	735,900	(h)
The Coca-Cola Co.
3.30%	09/01/21	326,000	343,288
The Dow Chemical Co.
5.25%	11/15/41	949,000	998,228
The Goldman Sachs Group Inc.
3.63%	02/07/16	2,335,000	2,256,131
3.70%	08/01/15	954,000	934,638
5.25%	07/27/21	2,815,000	2,746,145
6.15%	04/01/18	1,904,000	1,965,097
6.75%	10/01/37	974,000	906,320
Ticketmaster Entertainment LLC
10.75%	08/01/16	500,000	532,500
Time Warner Cable Inc.
4.00%	09/01/21	871,000	881,215
5.50%	09/01/41	1,656,000	1,745,093
6.75%	07/01/18	2,895,000	3,438,435
Time Warner Inc.
3.15%	07/15/15	1,799,000	1,871,176	(h)
4.00%	01/15/22	951,000	980,929
5.38%	10/15/41	1,414,000	1,531,631
5.88%	11/15/16	1,582,000	1,825,986	(h)
TNK-BP Finance S.A.
6.13%	03/20/12	300,000	302,625
7.25%	02/02/20	33,000	33,990	(b)
Transnet SOC Ltd.
4.50%	02/10/16	500,000	506,350	(b)
Transocean Inc.
6.38%	12/15/21	292,000	310,362
UBS AG
5.88%	07/15/16	1,427,000	1,421,205	(h)
Vail Resorts Inc.
6.50%	05/01/19	1,661,000	1,694,220
Verizon Communications Inc.
3.50%	11/01/21	1,789,000	1,862,567	(h)
Viacom Inc.
2.50%	12/15/16	658,000	657,750
3.88%	12/15/21	1,197,000	1,221,980
Vimpel Communications Via VIP Finance Ireland Limited OJSC
6.49%	02/02/16	200,000	187,250	(b,h)
Visteon Corp.
6.75%	04/15/19	928,000	925,680	(b)
Voto-Votorantim Ltd.
6.75%	04/05/21	168,000	177,660	(b)

See Notes to Schedule of Investments and Notes to Financial Statements.

Total Return Fund

Schedule of Investments	December 31, 2011

		Principal Amount	Fair Value

Williams Partners LP
4.13%	11/15/20	$251,000	$257,595
Willis Group Holdings PLC
4.13%	03/15/16	1,063,000	1,079,622	(h)
Windstream Corp.
7.75%	10/01/21	928,000	951,200
7.88%	11/01/17	138,000	149,385
Woodside Finance Ltd.
4.50%	11/10/14	1,517,000	1,597,263	(b,h)
Wynn Las Vegas LLC
7.88%	05/01/20	1,661,000	1,829,176	(h)
XL Group PLC (Series E)
6.50%	12/31/49	955,000	747,288	(i)
XLIT Ltd.
5.75%	10/01/21	1,048,000	1,106,035
Xstrata Finance Canada Ltd.
5.80%	11/15/16	1,187,275	1,295,173	(b,h)
			295,381,920

Non-Agency Collateralized Mortgage Obligations — 2.1%

Banc of America Merrill Lynch Commercial Mortgage Inc.
5.19%	09/10/47	1,350,000	1,493,085	(i)
5.63%	07/10/46	2,100,000	2,323,747
5.72%	02/10/51	2,627,000	2,874,555	(h,i)
5.73%	07/10/46	1,110,000	532,800	(h,i)
5.79%	02/10/51	1,500,000	1,419,197	(i)
5.89%	07/10/44	1,800,000	1,973,315	(i)
6.21%	02/10/51	1,272,000	1,435,677	(i)
6.25%	02/10/51	1,230,000	1,209,316	(i)
Banc of America Mortgage Securities Inc.
4.91%	02/25/36	69,599	2,193	(i,n)
6.00%	01/25/36	44,010	198	(i,n)
Bear Stearns Commercial Mortgage Securities
4.93%	02/13/42	1,800,000	1,952,199	(i)
5.39%	03/11/39	1,000,000	999,535	(h,i)
5.53%	04/12/38	1,050,000	1,088,172	(i)
5.71%	06/11/40	710,000	453,559	(h,i)
5.76%	09/11/38	1,070,000	1,118,697	(i)
Commercial Mortgage Pass Through Certificates
4.98%	05/10/43	500,000	545,215	(h,i)
5.78%	06/10/46	4,300,000	4,327,279	(h,i)
Credit Suisse First Boston Mortgage Securities Corp.
5.32%	10/25/35	162,954	4,080	(h,i,n)
Credit Suisse Mortgage Capital Certificates
5.42%	02/15/39	500,000	392,277	(i)
5.62%	02/25/36	80,765	1,856	(i,n)
DBUBS Mortgage Trust
5.56%	11/10/46	1,060,000	674,777	(b,h,i)
Extended Stay America Trust
5.50%	11/05/27	2,000,000	2,007,332	(b)
GS Mortgage Securities Corp. II
3.00%	08/10/44	950,000	973,531
5.54%	03/10/44	400,000	310,574	(b,i)

		Principal Amount	Fair Value

Impac CMB Trust
6.66%	04/25/35	$203,830	$149,739	(d,h,i)
Indymac INDA Mortgage Loan Trust
4.98%	01/25/36	5,700	2	(i,n)
JP Morgan Chase Commercial Mortgage Securities Corp.
5.04%	03/15/46	710,000	770,438	(i)
5.14%	11/13/44	420,000	424,129	(b)
5.34%	08/12/37	2,010,000	2,194,353	(i)
5.44%	05/15/45 - 06/12/47	2,595,000	2,743,957
5.51%	04/15/43	690,000	359,388	(h,i)
5.79%	02/12/51	2,890,000	3,182,115	(h,i)
LB-UBS Commercial Mortgage Trust
4.95%	09/15/30	630,000	687,735
5.16%	02/15/31	860,000	948,779
6.15%	04/15/41	1,020,000	912,567	(i)
MASTR Alternative Loans Trust
5.00%	08/25/18	21,045	2,159	(g,h,n,o)
Merrill Lynch Mortgage Trust
5.67%	05/12/39	1,643,000	1,272,221	(i)
Morgan Stanley Capital I
5.16%	10/12/52	2,000,000	2,206,650	(i)
5.48%	02/12/44	1,610,000	1,533,720	(i)
5.62%	12/12/49	760,000	773,020
5.64%	06/11/42	1,000,000	754,549	(i)
5.73%	10/15/42	1,072,000	633,931	(i)
5.81%	08/12/41	380,000	434,089	(i)
5.81%	12/12/49	2,500,000	2,752,825
6.28%	01/11/43	910,000	944,403	(i)
MortgageIT Trust
6.20%	08/25/35	1,426,648	1,034,159	(d,i)
Opteum Mortgage Acceptance Corp.
5.78%	02/25/35	58,375	53,888	(d,h,i)
Residential Funding Mortgage Securities I
5.75%	01/25/36	58,020	1	(n)
Wachovia Bank Commercial Mortgage Trust
5.47%	01/15/45	810,000	824,357	(i)
6.03%	06/15/45	780,000	392,085	(i)
Wells Fargo Mortgage Backed Securities Trust
5.50%	01/25/36 - 03/25/36	1,039,485	48,352	(n)
			54,146,777

Sovereign Bonds — 0.7%

Eskom Holdings SOC Ltd.
5.75%	01/26/21	500,000	508,750	(b,h)
Financing of Infrastrucural Projects State Enterprise
8.38%	11/03/17	171,000	141,930	(b)
Government of 1Malaysia Sukuk Global Berhad
3.93%	06/04/15	250,000	260,051	(b)
Government of Argentina
2.50%	12/31/38	128,860	45,423	(j)
Government of Belize
6.00%	02/20/29	86,000	51,600	(b,j)
6.00%	02/20/29	443,100	265,860	(j)

See Notes to Schedule of Investments and Notes to Financial Statements.

Total Return Fund

Schedule of Investments	December 31, 2011

		Principal Amount	Fair Value

Government of Brazil
4.88%	01/22/21	$168,000	$187,740
5.63%	01/07/41	630,000	730,800
6.00%	01/17/17	200,000	233,500
8.25%	01/20/34	133,000	200,498
Government of Chile
3.25%	09/14/21	840,000	863,100	(h)
Government of Colombia
4.38%	07/12/21	300,000	322,500	(h)
6.13%	01/18/41	200,000	247,000	(h)
7.38%	03/18/19	200,000	252,000	(h)
Government of Costa Rica
10.00%	08/01/20	149,000	203,013	(b,h)
Government of Croatia
6.38%	03/24/21	300,000	273,750	(b)
Government of Dominican Republic
7.50%	05/06/21	600,000	588,000	(b,h)
Government of El Salvador
7.65%	06/15/35	280,000	285,600	(b,h)
Government of Ghana Republic
8.50%	10/04/17	300,000	328,500	(b)
Government of Grenada
4.50%	09/15/25	350,200	199,614	(b,j)
Government of Hungary
4.75%	02/03/15	500,000	455,000
6.38%	03/29/21	371,000	332,045
7.63%	03/29/41	308,000	271,040
Government of Indonesia
4.88%	05/05/21	300,000	321,000	(b)
Government of Lebanon
4.00%	12/31/17	61,800	61,259
5.15%	11/12/18	173,000	171,270
6.10%	10/04/22	173,000	175,379
6.38%	03/09/20	200,000	210,000
Government of Lithuania
6.13%	03/09/21	350,000	348,250	(b)
6.75%	01/15/15	200,000	208,500	(b)
7.38%	02/11/20	300,000	324,000	(b)
Government of Mexico
5.13%	01/15/20	199,000	227,357
5.75%	10/12/49	344,000	366,360
6.05%	01/11/40	130,000	158,925
6.75%	09/27/34	168,000	218,820
Government of Namibia
5.50%	11/03/21	400,000	408,000	(b)
Government of Peru
5.63%	11/18/50	336,000	369,600
6.55%	03/14/37	447,000	567,690
7.35%	07/21/25	100,000	132,500
Government of Philippines
6.38%	10/23/34	200,000	238,750
6.50%	01/20/20	186,000	222,270
Government of Poland
5.00%	03/23/22	672,000	675,360
5.13%	04/21/21	185,000	188,237
6.38%	07/15/19	74,000	81,955
Government of Serbia Republic
7.25%	09/28/21	900,000	875,250	(b)

		Principal Amount	Fair Value

Government of South Africa
6.25%	03/08/41	$100,000	$116,250
Government of Sri Lanka
6.25%	07/27/21	200,000	197,073	(b)
7.40%	01/22/15	100,000	104,625	(b,h)
8.25%	10/24/12	100,000	101,626
Government of Turkey
5.13%	03/25/22	700,000	668,500
5.63%	03/30/21	360,000	364,050
6.88%	03/17/36	168,000	175,140
Government of Ukraine
6.25%	06/17/16	172,000	150,930	(b)
Government of Uruguay
6.88%	09/28/25	646,618	834,137
Government of Vietnam
1.32%	03/12/16	65,739	59,042	(i)
Korea Expressway Corp.
4.50%	03/23/15	133,000	137,880	(b)
ProvInce of Manitoba Canada
4.90%	12/06/16	165,000	191,028	(h)
Russian Foreign Bond — Eurobond
5.00%	04/29/20	300,000	309,495	(b)
7.50%	03/31/30	140,561	163,227	(j)
Wakala Global Sukuk Bhd
2.99%	07/06/16	250,000	252,102	(b)
4.65%	07/06/21	250,000	264,072	(b)
			17,887,223

Municipal Bonds and Notes — 0.2%

American Municipal Power Inc.
6.27%	02/15/50	620,000	698,734
Municipal Electric Authority of Georgia
6.64%	04/01/57	1,778,000	1,848,124	(h)
New Jersey State Turnpike Authority
7.10%	01/01/41	495,000	677,685
7.41%	01/01/40	200,000	286,796
New Jersey Transportation Trust Fund Authority
6.88%	12/15/39	620,000	691,288
South Carolina State Public Service Authority
6.45%	01/01/50	495,000	667,334
State of California
5.70%	11/01/21	705,000	769,641
			5,639,602

FNMA — 0.0%*

Lehman TBA
5.50%	TBA	620,251	—	**(c,n,p)

Total Bonds and Notes (Cost $802,626,615)			815,154,636

See Notes to Schedule of Investments and Notes to Financial Statements.

Total Return Fund

Schedule of Investments	December 31, 2011

		Number of Shares	Fair Value
Exchange Traded Funds — 2.8%
Financial Select Sector SPDR Fund		200,542	$2,607,046	(m)
Industrial Select Sector SPDR Fund		328,264	11,078,910	(m)
Vanguard MSCI Emerging Markets		1,600,870	61,169,243

Total Exchange Traded Funds (Cost $82,991,454)			74,855,199
Other Investments — 0.2%
GEI Investment Fund (Cost $4,539,683)			4,358,096	(k)

Total Investments in Securities (Cost $2,480,740,682)			2,519,848,031
Short-Term Investments — 7.0%

Short-Term Investments—5.5%

GE Institutional Money Market Fund Investment Class
0.06%			144,765,175	(d,k)
		Principal Amount	Fair Value

Time Deposit — 0.0%*

State Street Corp.
0.01%	01/03/12	$940,691	940,691	(e)

Federal Agencies — 1.5%

Federal Home Loan Bank Discount Notes
0.05%	04/13/12	13,000,000	12,999,246	(d)
0.09%	02/10/12	1,000,000	999,977	(d)

Federal Home Loan Mortgage Corp. Discount Notes
0.06%	04/16/12	1,700,000	1,699,898	(d)

Federal National Mortgage Assoc.
0.06%	05/23/12	4,000,000	3,999,676	(d)

Federal National Mortgage Assoc. Discount Notes
0.06%	05/01/12	13,000,000	12,999,116	(d)

Federal National Mortgage Corp. Discount Notes
0.00%	01/04/12	7,000,000	6,999,979	(d)
			39,697,892

Total Short-Term Investments (Cost $185,397,388)			185,403,758

	Principal Amount	Fair Value

Total Investments (Cost $2,666,138,070)		$2,705,251,789

Liabilities in Excess of Other Assets, net — (2.8)%		(74,597,583)

NET ASSETS — 100.0%		$2,630,654,206

Other Information

The Fund had the following long futures contracts open at December 31, 2011:

Description	Expiration Date	Number of Contracts	Current Notional Value	Unrealized Appreciation/ (Depreciation)
EURO Stoxx 50 Index Futures	March 2012	50	$1,498,065	$46,653
FTSE 100 Index Futures	March 2012	15	1,290,525	28,540
S&P 500 Emini Index Futures	March 2012	63	3,945,690	96,046
S&P Midcap 400 Emini Index Futures	March 2012	40	3,509,200	36,480
Topix Index Futures	March 2012	8	756,953	(11,846)
2 Yr. U.S.Treasury Notes Futures	March 2012	347	76,529,766	(11,970)
5 Yr. U.S.Treasury Notes Futures	March 2012	238	29,335,359	179,705
30 Yr. U.S.Treasury Bonds Futures	March 2012	36	5,213,250	79,776

				$443,384

The Fund had the following short futures contracts open at December 31, 2011:

Description	Expiration date	Number of Contracts	Current Notional Value	Unrealized (Depreciation)
S&P 500 Emini Index Futures	March 2012	15	$(939,450)	$(21,745)
Ultra long U.S.Treasury Bond Futures	March 2012	201	(32,197,688)	(803,568)
10 Yr. U.S.Treasury Notes Futures	March 2012	666	(87,329,250)	(1,064,168)

				$(1,889,481)

				$(1,446,097)

See Notes to Schedule of Investments and Notes to Financial Statements.

Total Return Fund

Schedule of Investments	December 31, 2011

At December 31, 2011, the Fund had the following foreign currency forward exchange contracts:

Description	Unrealized Appreciation/ (Depreciation)
Sold 25,200,000 EURO; Purchased $32,802,336 for settlement on 03/21/2012	$66,630
Sold 2,000,000,020 Japanese yen; Purchased $25,755,937 for settlement on 06/21/2012	(334,553)

$(267,923)

The Fund was invested in the following countries at December 31, 2011 (unaudited):

Country	Percentage (based on Fair Value)
United States	77.95%
United Kingdom	4.51%
Germany	2.15%
Japan	1.90%
Switzerland	1.75%
France	1.64%
Canada	1.42%
China	1.00%
South Korea	0.87%
Brazil	0.72%
Hong Kong	0.50%
Australia	0.46%
Netherlands	0.44%
Taiwan	0.42%
Sweden	0.36%
Mexico	0.34%
India	0.33%
Spain	0.29%
Russian Federation	0.28%
Supranational	0.24%
Chile	0.21%
Israel	0.21%
Ireland	0.20%
Indonesia	0.20%
South Africa	0.17%
Singapore	0.17%
Peru	0.10%
Malaysia	0.09%
Denmark	0.08%
Argentina	0.08%
United Arab Emirates	0.08%
Colombia	0.08%
Turkey	0.08%
Luxembourg	0.07%
Philippines	0.07%
Italy	0.06%
Hungary	0.04%
Trinidad and Tobago	0.04%
Poland	0.03%

Country	Percentage (based on Fair Value)
Lithuania	0.03%
Serbia	0.03%
Uruguay	0.03%
Kazakhstan	0.03%
Lebanon	0.02%
Tunisia	0.02%
Dominican Republic	0.02%
Costa Rica	0.02%
Ukraine	0.02%
El Salvador	0.02%
Panama	0.02%
Namibia	0.02%
Sri Lanka	0.01%
Thailand	0.01%
Ghana	0.01%
Belize	0.01%
Jamaica	0.01%
Egypt	0.01%
Croatia	0.01%
Qatar	0.01%
Grenada	0.01%

100.00%

The Fund’s % share of investment in the various categories, based on Fair Value, is as follows at December 31, 2011 (unaudited):

Industry	Domestic	Foreign	Total
Integrated Oil & Gas	1.69%	1.81%	3.50%
Diversified Financial Services	1.16%	1.70%	2.86%
Exchange Traded Funds	2.77%	0.00%	2.77%
Pharmaceuticals	1.77%	0.89%	2.66%
Semiconductors	1.05%	0.76%	1.81%
Communications Equipment	1.56%	0.18%	1.74%
Packaged Foods & Meats	0.98%	0.68%	1.66%
Internet Software & Services	0.87%	0.57%	1.44%
Wireless Telecommunication Services	0.58%	0.83%	1.41%
Systems Software	1.36%	0.00%	1.36%
Aerospace & Defense	0.89%	0.40%	1.29%
Household Products	0.72%	0.48%	1.20%
Asset Management & Custody Banks	1.17%	0.00%	1.17%
Computer Hardware	1.15%	0.00%	1.15%
Life & Health Insurance	0.48%	0.66%	1.14%
Oil & Gas Exploration & Production	0.93%	0.20%	1.13%
Oil & Gas Equipment & Services	1.02%	0.08%	1.10%
Diversified Metals & Mining	0.20%	0.89%	1.09%
Fertilizers & Agricultural Chemicals	0.38%	0.68%	1.06%
IT Consulting & Other Services	0.93%	0.13%	1.06%
Healthcare Services	0.82%	0.23%	1.05%
Biotechnology	1.04%	0.00%	1.04%
Soft Drinks	0.93%	0.00%	0.93%
Industrial Gases	0.46%	0.44%	0.90%

See Notes to Schedule of Investments and Notes to Financial Statements.

Total Return Fund

Schedule of Investments	December 31, 2011 (unaudited)

Industry	Domestic	Foreign	Total
Electric Utilities	0.76%	0.10%	0.86%
Industrial Machinery	0.32%	0.54%	0.86%
Automobile Manufacturers	0.00%	0.85%	0.85%
Healthcare Equipment	0.84%	0.00%	0.84%
Property & Casualty Insurance	0.84%	0.00%	0.84%
Steel	0.53%	0.28%	0.81%
Integrated Telecommunication Services	0.58%	0.19%	0.77%
Movies & Entertainment	0.76%	0.00%	0.76%
Advertising	0.51%	0.15%	0.66%
Multi-Utilities	0.36%	0.28%	0.64%
Application Software	0.38%	0.20%	0.58%
Data Processing & Outsourced Services	0.58%	0.00%	0.58%
Multi-Line Insurance	0.25%	0.31%	0.56%
Industrial Conglomerates	0.00%	0.55%	0.55%
Life Sciences Tools & Services	0.53%	0.01%	0.54%
Electrical Components & Equipment	0.46%	0.07%	0.53%
Independent Power Producers & Energy Traders	0.52%	0.00%	0.52%
Apparel, Accessories & Luxury Goods	0.21%	0.28%	0.49%
Specialized REITs	0.49%	0.00%	0.49%
Air Freight & Logistics	0.48%	0.00%	0.48%
Restaurants	0.39%	0.08%	0.47%
Home Improvement Retail	0.46%	0.00%	0.46%
Specialized Finance	0.37%	0.08%	0.45%
Oil & Gas Storage & Transportation	0.44%	0.00%	0.44%
Office REITs	0.43%	0.00%	0.43%
Distillers & Vintners	0.00%	0.41%	0.41%
Retail REITs	0.38%	0.00%	0.38%
General Merchandise Stores	0.36%	0.00%	0.36%
Trading Companies & Distributors	0.17%	0.17%	0.34%
Cable & Satellite	0.33%	0.00%	0.33%
Construction & Engineering	0.12%	0.21%	0.33%
Consumer Finance	0.33%	0.00%	0.33%
Diversified Support Services	0.02%	0.30%	0.32%
Specialty Chemicals	0.24%	0.08%	0.32%
Casinos & Gaming	0.27%	0.04%	0.31%
Thrifts & Mortgage Finance	0.29%	0.02%	0.31%
Research & Consulting Services	0.30%	0.00%	0.30%
Security & Alarm Services	0.19%	0.09%	0.28%
Regional Banks	0.13%	0.14%	0.27%
Healthcare Supplies	0.00%	0.25%	0.25%
Investment Banking & Brokerage	0.23%	0.01%	0.24%
Food Retail	0.00%	0.23%	0.23%
Gold	0.00%	0.23%	0.23%
Diversified Real Estate Activities	0.00%	0.22%	0.22%
Tobacco	0.22%	0.00%	0.22%
Reinsurance	0.21%	0.00%	0.21%
Brewers	0.13%	0.07%	0.20%
Drug Retail	0.20%	0.00%	0.20%
Healthcare Facilities	0.20%	0.00%	0.20%
Agricultural Products	0.19%	0.00%	0.19%
Home Furnishing Retail	0.19%	0.00%	0.19%
Residential REITs	0.19%	0.00%	0.19%

Industry	Domestic	Foreign	Total
Construction & Farm Machinery & Heavy Trucks	0.11%	0.06%	0.17%
Hotels, Resorts & Cruise Lines	0.16%	0.01%	0.17%
Automotive Retail	0.16%	0.00%	0.16%
Apparel Retail	0.12%	0.03%	0.15%
Oil & Gas Drilling	0.12%	0.03%	0.15%
Home Entertainment Software	0.14%	0.00%	0.14%
Railroads	0.14%	0.00%	0.14%
Department Stores	0.12%	0.01%	0.13%
Distributors	0.13%	0.00%	0.13%
Building Products	0.00%	0.12%	0.12%
Electronic Equipment & Instruments	0.00%	0.12%	0.12%
Real Estate Services	0.11%	0.00%	0.11%
Broadcasting	0.09%	0.01%	0.10%
Computer Storage & Peripherals	0.10%	0.00%	0.10%
Diversified REITs	0.10%	0.00%	0.10%
Coal & Consumable Fuels	0.08%	0.01%	0.09%
Insurance Brokers	0.09%	0.00%	0.09%
Diversified Capital Markets	0.00%	0.08%	0.08%
Diversified Chemicals	0.08%	0.00%	0.08%
Environmental & Facilities Services	0.08%	0.00%	0.08%
Specialty Stores	0.08%	0.00%	0.08%
Auto Parts & Equipment	0.07%	0.00%	0.07%
Home Building	0.06%	0.01%	0.07%
Human Resource & Employment Services	0.00%	0.07%	0.07%
Managed Healthcare	0.06%	0.01%	0.07%
Oil & Gas Refining & Marketing	0.07%	0.00%	0.07%
Semiconductor Equipment	0.07%	0.00%	0.07%
Electronic Components	0.00%	0.06%	0.06%
Heavy Electrical Equipment	0.00%	0.06%	0.06%
Industrial REITs	0.06%	0.00%	0.06%
Water Utilities	0.06%	0.00%	0.06%
Hypermarkets & Super Centers	0.00%	0.05%	0.05%
Internet Retail	0.04%	0.00%	0.04%
Trucking	0.04%	0.00%	0.04%
Housewares & Specialties	0.03%	0.00%	0.03%
Paper Packaging	0.03%	0.00%	0.03%
Commodity Chemicals	0.00%	0.02%	0.02%
Footwear	0.02%	0.00%	0.02%
Healthcare Distributors	0.02%	0.00%	0.02%
Office Electronics	0.02%	0.00%	0.02%
Electronic Manufacturing Services	0.00%	0.01%	0.01%
Food Distributors	0.01%	0.00%	0.01%
Healthcare Technology	0.01%	0.00%	0.01%
Household Appliances	0.00%	0.01%	0.01%
Marine Ports & Services	0.00%	0.01%	0.01%
Office Services & Supplies	0.01%	0.00%	0.01%
Precious Metals & Minerals	0.00%	0.01%	0.01%
Publishing	0.01%	0.00%	0.01%
Real Estate Operating Companies	0.00%	0.01%	0.01%

			62.85%

See Notes to Schedule of Investments and Notes to Financial Statements.

Total Return Fund

Schedule of Investments	December 31, 2011 (unaudited)

Sector	Percentage (based on Fair Value)
Corporate Notes	10.92%
Agency Mortgage Backed	9.51%
U.S. Treasuries	5.93%
Non-Agency Collateralized Mortgage Obligations	2.00%
Sovereign Bonds	0.66%
Agency Collateralized Mortgage Obligations	0.63%
Asset Backed	0.28%
Municipal Bonds and Notes	0.21%

30.14%

Short-Term and Other Investments
Short-Term	6.85%
Other Investments	0.16%

7.01%

100.00%

See Notes to Schedule of Investments and Notes to Financial Statements.

Notes to Schedule of Investments	December 31, 2011

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities information regarding holdings, allocations and other characteristics are presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security. See the Fund’s summary prospectus and statutory prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a)	Non-income producing security.

(b)	Pursuant to Rule 144A of the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2011, these securities amounted to $77,903,514 or 2.96% of the net assets of the GE Investments Total Return Fund. These securities have been determined to be liquid using procedures established by the Fund’s Board of Directors. (unaudited)

(c)	Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(d)	Coupon amount represents effective yield.

(e)	State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund’s custodian and accounting agent.

(f)	Principal only security. These securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the “principal only” holder.

(g)	Interest only security. These securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the “interest only” holding.

(h)	At December 31, 2011 , all or a portion of this security was reserved and/or pledged to cover collateral requirements for futures, options, forward foreign currency contracts and/or TBA’s.
(i)	Variable or floating rate security. The stated rate represents the rate at December 31, 2011.

(j)	Step coupon bond. Security becomes interest bearing at a future date.

(k)	GE Asset Management, the investment adviser of the Fund, also serves as investment adviser of the GEI Investment Fund and the GE Institutional Money Market Fund.

(l)	Securities in default.

(m)	Sponsored by SSgA Funds Management, Inc., an affiliate of State Street Bank & Trust Co., the Fund’s custodian and accounting agent.

(n)	Illiquid securities. At December 31, 2011, these securities amounted to $67,630 or 0.00% of net assets for the GE Investments Total Return Fund. These securities have been determined to be illiquid using procedures established by the Fund’s Board of Directors. (unaudited)

(o)	Coupon amount represents the coupon of the underlying mortgage securities on which monthly interest payments are based.

(p)	Fair Valued Security.

*	Principal or Fair Value less than 0.05%.

**	Amount is less than $ 0.50.

†	Percentages are based on net assets as of December 31, 2011.

††	Security traded on different exchanges.

Abbreviations:

ADR	American Depository Receipt

GDR	Global Depository Receipt

REIT	Real Estate Investment Trust

REMIC	Real Estate Mortgage Investment Conduit

SPDR	Standard & Poors Depository Receipts

STRIPS	Separate Trading of Registered Interest and Principal of Security

TBA	To Be Announced

Financial Highlights

Selected data based on a share outstanding throughout the fiscal years indicated

	CLASS 1
	12/31/11		12/31/10		12/31/09		12/31/08(d)		12/31/07
Inception date	—		—		—		—		7/1/85
Net asset value, beginning of period	$16.42		$15.18		$12.75		$18.61		$17.69
Income/(loss) from investment operations:
Net investment income	0.31		0.23	**	0.20	**	0.35	**	0.35
Net realized and unrealized gains/(losses) on investments	(0.78)		1.23		2.45		(5.80)		1.71
Total income/(loss) from investment operations	(0.47)		1.46		2.65		(5.45)		2.06
Less distributions from:
Net investment income	0.29		0.22		0.19		0.34		0.35
Net realized gains	—		—		—		0.07		0.79
Return of capital	—		—		0.03		—		—
Total distributions	0.29		0.22		0.22		0.41		1.14
Net asset value, end of period	$15.66		$16.42		$15.18		$12.75		$18.61
TOTAL RETURN(a)	(2.85)%		9.64%		20.81%		(29.28)%		11.68%	(b)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$1,006,391		$1,152,587		$1,131,038		$989,975		$1,525,002
Ratios to average net assets:
Net investment income	1.67%		1.51%		1.47%		2.16%		2.20%
Net Expenses	0.74%	(b)(c)	0.69%	(b)(c)	0.67%	(b)(c)	0.51%	(b)(c)	0.52%	(c)
Gross Expenses	0.76%		0.73%		0.70%		0.55%		0.56%
Portfolio turnover rate	195%		148%		174%		203%		176%

	CLASS 3
	12/31/11		12/31/10		12/31/09		12/31/08(d)		12/31/07
Inception date	—		—		—		—		5/1/06
Net asset value, beginning of period	$16.38		$15.15		$12.73		$18.59		$17.69
Income/(loss) from investment operations:
Net investment income	0.24		0.19	**	0.17	**	0.34	**	0.35
Net realized and unrealized gains/(losses) on investments	(0.75)		1.23		2.45		(5.80)		1.69
Total income/(loss) from investment operations	(0.51)		1.42		2.62		(5.46)		2.04
Less distributions from:
Net investment income	0.25		0.19		0.17		0.33		0.35
Net realized gains	—		—		—		0.07		0.79
Return of capital	—		—		0.03		—		—
Total distributions	0.25		0.19		0.20		0.40		1.14
Net asset value, end of period	$15.62		$16.38		$15.15		$12.73		$18.59
TOTAL RETURN(a)	(3.10)%		9.37%		20.57%		(29.37)%		11.56%	(b)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$1,624,263		$1,691,910		$1,421,191		$1,110,117		$1,173,708
Ratios to average net assets:
Net investment income	1.42%		1.26%		1.26%		2.05%		2.04%
Net Expenses	0.99%	(b)(c)	0.94%	(b)(c)	0.87%	(b)(c)	0.61%	(b)(c)	0.61%	(c)
Gross Expenses	1.01%		0.98%		0.91%		0.65%		0.65%
Portfolio turnover rate	195%		148%		174%		203%		176%

The accompanying Notes are an integral part of these financial statements.

Notes to Financial Highlights

(a)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions and do not include the effect of insurance contract charges. Past performance does not guarantee future results.
(b)	Reflects GE Asset Management’s waiver of a portion of the Fund’s management fee in an amount equal to the management fee earned by GEAM with respect to the Fund’s investment in the GE Institutional Money Market Fund or, prior to 2011, in another affiliated money market fund formerly managed by GEAM.
(c)	Reflects GEAM’s contractual arrangement with the Fund to waive management fees or limit operating expenses. The most recent arrangement expired on April 30, 2011.
(d)	Less than $0.01 per share of the distribution paid was from return of capital.
**	Per share values have been calculated using the average share method.

The accompanying Notes are an integral part of these financial statements.

Statement of Assets and Liabilities December 31, 2011

ASSETS
Investments in securities, at Fair Value (cost $2,476,200,999)	$2,515,489,935
Investments in affiliated securities, at Fair Value (cost $4,539,683)	4,358,096
Short-Term Investments at Fair Value (cost $40,632,213)	40,638,583
Short-Term affiliated investments (at amortized cost)	144,765,175
Restricted Cash	1,203,895
Foreign cash (cost $161,306)	161,359
Receivable for investments sold	2,923,740
Income receivables	9,042,207
Receivable for fund shares sold	336,294
Variation margin receivable	62,120
Receivable from GEAM	549
Unrealized appreciation on foreign currency forward exchange contracts	66,630
Other Assets	29,666
Total Assets	2,719,078,249

LIABILITIES
Payable for investments purchased	85,346,091
Payable for Fund shares redeemed	305,834
Payable to GEAM	1,098,071
Accrued investor service plan fees	444,901
Accrued custody and accounting expenses	453,785
Accrued other expenses	190,133
Variation margin payable	250,008
Unrealized depreciation on foreign currency forward exchange contracts	334,553
Other Liabilities	667
Total Liabilities	88,424,043
NET ASSETS	$2,630,654,206

NET ASSETS CONSIST OF :
Capital paid in	2,816,207,305
Undistributed (distribution in excess of) net investment income	700,725
Accumulated net realized gain (loss)	(223,686,720)
Net unrealized appreciation/(depreciation) on:
Investments	39,113,719
Futures	(1,446,097)
Foreign currency related transactions	(234,726)
NET ASSETS	$2,630,654,206

Class 1:

NET ASSETS	1,006,391,040
Shares outstanding( $0.01 par value; unlimited shares authorized)	64,281,444
Net asset value per share	$15.66

Class 3

NET ASSETS	1,624,263,166
Shares outstanding( $0.01 par value; unlimited shares authorized)	104,005,679
Net asset value per share	$15.62

The accompanying Notes are an integral part of these financial statements.

Statement of Operations For the period ending December 31, 2011

INVESTMENT INCOME
Income:
Dividend	$39,369,892
Interest	29,807,164
Interest from affiliated investments	161,288
Less: Foreign taxes withheld	(1,852,199)
Total Income	67,486,145

Expenses:
Advisory and administration fees	14,018,674
Distribution Fees
Class 1	2,193,958
Class 2*	21,986
Class 3	7,603,776
Transfer agent fees	78,974
Director’s fees	107,731
Custody and accounting expenses	822,058
Professional fees	141,502
Other expenses	411,516
Total expenses before waiver and reimbursement	25,400,175
Less: Expenses reimbursed by the adviser	(152,580)
Less: Expenses waived or borne by the adviser	(203,735)
Net expenses	25,043,860
Net investment income	42,442,285

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on:
Investments	113,662,567
Futures	(14,970,643)
Foreign currency transactions	3,304,922

Increase (decrease) in unrealized appreciation/(depreciation) on:
Investments	(222,108,131)
Futures	(3,171,768)
Foreign currency transactions	(302,951)
Net realized and unrealized gain (loss) on investments	(123,586,004)
Net increase (decrease) in net assets resulting from operations	$(81,143,719)

*	Share Class 2 was closed effective June 22, 2011.

The accompanying Notes are an integral part of these financial statements.

Statements of Changes in Net Assets
	Year Ended December 31, 2011	Year Ended December 31, 2010

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$42,442,285	$35,829,364
Net realized gain (loss) on investments, futures and foreign currency transactions	101,996,846	17,193,970
Net increase (decrease) in unrealized appreciation / (depreciation) on investments, futures and foreign currency transactions	(225,582,850)	195,555,216
Net increase (decrease) from operations	(81,143,719)	248,578,550
Distributions to shareholders from :
Net investment income
Class 1	(18,364,052)	(15,446,329)
Class 2*	—	(317,323)
Class 3	(25,662,167)	(19,259,147)
Total distributions	(44,026,219)	(35,022,799)
Increase (decrease) in net assets from operations and distributions	(125,169,938)	213,555,751
Share transactions :
Proceeds from sale of shares
Class 1	2,754,427	7,620,320
Class 2*	1,631,262	5,626,979
Class 3	159,668,664	192,903,673
Value of distributions reinvested
Class 1	18,364,052	15,446,329
Class 2*	—	317,323
Class 3	25,662,167	19,259,147
Cost of shares redeemed
Class 1	(119,192,713)	(89,418,651)
Class 2*	(26,443,050)	(1,701,770)
Class 3	(175,162,061)	(65,437,159)
Net increase (decrease) from share transactions	(112,717,252)	84,616,191
Total increase (decrease) in net assets	(237,887,190)	298,171,942

NET ASSETS
Beginning of period	2,868,541,396	2,570,369,454
End of period	$2,630,654,206	$2,868,541,396
Undistributed (distribution in excess of) net investment income, end of period	$700,725	$(435,606)

*	Share Class 2 was closed effective June 22, 2011.

The accompanying Notes are an integral part of these financial statements.

Statements of Changes in Net Assets (continued) Changes in Fund Shares
	Year Ended December 31, 2011	Year Ended December 31, 2010
CHANGES IN FUND SHARES

Class 1
Shares sold	170,771	495,434
Issued for distributions reinvested	1,180,968	941,849
Shares redeemed	(7,281,539)	(5,752,425)
Net increase (decrease) in Fund Shares	(5,929,800)	(4,315,142)

Class 2 *
Shares sold	97,549	363,249
Issued for distributions reinvested	—	19,420
Shares redeemed	(1,567,546)	(111,812)
Net increase (decrease) in Fund Shares	(1,469,997)	270,857

Class 3
Shares sold	9,748,413	12,570,250
Issued for distributions reinvested	1,654,556	1,177,209
Shares redeemed	(10,716,890)	(4,260,891)
Net increase (decrease) in Fund Shares	686,079	9,486,568

*	Share Class 2 was closed effective June 22, 2011.

The accompanying Notes are an integral part of these financial statements.

Notes to Financial Statements	December 31, 2011

1.	Organization of the Company

GE Investments Funds, Inc. (the “Company”) was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is composed of fourteen investment portfolios (collectively the “Funds”), although only the following eleven are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, Premier Growth Equity Fund, Core Value Equity Fund, Mid-Cap Equity Fund, Small-Cap Equity Fund, International Equity Fund, Total Return Fund (the “Fund”), Income Fund, Money Market Fund and Real Estate Securities Fund.

Shares of the Funds of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. GE Asset Management Incorporated (“GEAM”) is the investment adviser and administrator of each of the Funds.

The Company currently offers two share classes of the Fund as investment options for variable life insurance and variable annuity contracts — Class 1 and Class 3. Class 3 shares were first offered on May 1, 2006, and Fund shares outstanding prior to May 1, 2006 were designated as Class 1 shares. As of June 22, 2011, Class 2 shares of the Fund are no longer available. Each class of shares has different fees and expenses, and as a result, each class of shares will have different share price and performance. Not all variable contracts offer every class of the Fund’s shares.

2.	Summary of Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Subsequent events after the balance sheet date through the date the financial statements were issued, have been evaluated in the preparation of the financial statements. There are no items to report.

The following summarizes the significant accounting policies of the Company:

Securities Valuation and Transactions. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Securities transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

The Fund’s income, expenses (other than distribution fees) and realized and unrealized gains and losses are allocated proportionally each day among the share classes based upon the relative net assets of each class.

Foreign Currency Accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

All assets and liabilities of the Fund initially expressed in foreign currency values will be converted into U.S. dollars at the WM/Reuter exchange rate computed at 11:00 a.m., Eastern time.

The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the year. Such fluctuations are included in the net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of foreign securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities (including foreign currencies and open foreign currency contracts) as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

Notes to Financial Statements	December 31, 2011

Derivatives The Fund is subject to equity price risk, interest rate risk, credit risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objective. The Fund may enter into derivative transactions to gain market exposure for residual and accumulating cash positions and for managing the duration of fixed-income investments.

Futures Contracts A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. The Fund invested in futures for a variety of portfolio management purposes such as hedging against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, gaining market exposure for accumulating and residual cash positions, for duration management, or when the transactions are economically appropriate to the reduction of risks inherent in the management of the Fund. Buying futures tends to increase the Fund’s exposure to the underlying instrument while selling futures tends to decrease a Fund’s exposure to the underlying instrument or to hedge other Fund investments. The Fund will not enter into a transaction involving futures for speculative purposes. With futures contracts, there is minimal counterparty credit risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all traded futures, guarantees the futures against default. A Fund’s risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts’ terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain or loss on the expiration or closing of a futures contract.

When-Issued Securities and Forward Commitments The Fund purchases or sells securities on a when issued or forward commitment basis. These transactions are arrangements in which the Fund purchases and sells securities with payment and delivery scheduled a month or more after entering into the transaction. The price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the commitments. In connection with such purchases, the Fund maintains cash or liquid assets in an amount equal to the purchase commitments for such underlying securities until settlement date and for sales commitments the Fund maintains equivalent deliverable securities as “cover” for the transaction. Unsettled commitments are valued at the current market value of the underlying security. Daily fluctuations in the value of such commitments are recorded as unrealized gains or losses. The Fund will not enter into such commitments for the purpose of investment leverage.

Forward Foreign Currency Exchange Contracts The Fund enters into forward foreign currency exchange contracts to facilitate transactions in foreign denominated securities and to manage the Fund’s currency exposure. Forward foreign currency exchange contracts are valued at the mean between the bid and the offered forward rates as last quoted by a recognized dealer. The aggregate principal amounts of the contracts are not recorded in the Fund’s financial statements. Such amounts appear under the caption Forward Foreign Currency Contracts in the Schedule of Investments. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (or liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains or losses on foreign currency related transactions. The Fund’s risks in using these contracts include changes in the value of foreign currency or the possibility that the counterparties do not perform under the contracts’ terms. When a Fund enters into a forward foreign currency exchange contract, it is required to segregate cash or liquid securities with its custodian in an amount equal to the value of the Fund’s total assets committed to the consummation of the forward contract. If the value of the segregated securities declines, additional cash or securities are segregated so that the value of the account will equal the amount of the Fund’s commitment with respect to the contract.

Investments in Foreign Markets Investments in foreign markets involve special risks and considerations not

Notes to Financial Statements	December 31, 2011

typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, restrictions on repatriation of income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which they invest. Such taxes are generally based upon income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

Investment Income Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions which are recorded as soon after the ex-dividend date as such information becomes available. Withholding taxes in foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Interest income is recorded on the accrual basis. Accretion of discounts and amortization of premiums on taxable bonds are to the call or maturity date, whichever is shorter, using the effective yield method.

Expenses Fund specific expenses are allocated to the Fund that incurs such expenses. Such expenses may include custodial fees, legal and accounting fees, printing costs and registration fees. Expenses that are not fund specific are allocated pro rata across the Funds. Certain class specific expenses (such as distribution fees) are allocated to the class that incurs such expense. Expenses of the Fund are generally paid directly by the Fund, however, expenses may be paid by GEAM and reimbursed by the Fund.

Federal Income Taxes The Fund intends to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of its taxable net investment income and net realized capital gains to its shareholders. Therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes.

3.	Securities Valuation

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a framework for measuring fair value and providing related disclosures. Broadly, the framework requires fair value to be determined based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants at the measurement date. In the absence of active markets for the identical assets or liabilities, such measurements involve developing assumptions based on market observable data and, in the absence of such data, internal information that is consistent with what market participants would use in a hypothetical transaction that occurs at the measurement date. It also establishes a three-level valuation hierarchy based upon observable and non-observable inputs.

Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. Preference is given to observable inputs. These two types of inputs create the following fair value hierarchy:

Level 1 — Quoted prices for identical investments in active markets.

Level 2 — Quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

Level 3 — Significant inputs to the valuation model are unobservable.

Policies and procedures are maintained to value investments using the best and most relevant data available. In addition, pricing vendors are utilized to assist in valuing investments. GEAM performs periodic reviews of the methodologies used by independent pricing services including price validation of individual securities.

Fair Value Measurement The following section describes the valuation methodologies the Fund uses to measure different financial investments at fair value.

The Fund’s portfolio securities are valued generally on the basis of market quotations. Equity securities generally are valued at the last reported sale price on the primary market in which they are traded. Portfolio securities listed on NASDAQ are valued using the NASDAQ Official Closing Price, Level 1 securities primarily include publicly-traded equity securities. If no sales occurred on the exchange or NASDAQ that day, the portfolio security generally is valued

Notes to Financial Statements	December 31, 2011

using the last reported bid price. In those circumstances the Fund classifies the investment securities in Level 2.

Debt securities (other than short-term securities described below) generally are valued at an evaluated bid price as reported by independent pricing services. The pricing services use various pricing models for each asset class. The inputs and assumptions to the model of the pricing services are derived from market observable sources, including: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers, and other market related data. Since many fixed income securities do not trade on a daily basis, the methodology of the pricing service uses other available information as applicable such as benchmark curves, benchmarking of similar securities, sector groupings, and matrix pricing. Thus, certain securities may not be priced using quoted prices, but rather determined from market observable information. These investments are included in Level 2 and are primarily comprised of corporate fixed income, government, mortgage and asset-backed securities. In the absence of a reliable bid price from such a pricing service, debt securities may be valued based on broker or dealer supplied valuations or quotations. In these infrequent circumstances, pricing services may provide the Fund with valuations that are based on significant unobservable inputs, and in those circumstances the investment securities are classified as Level 3.

The Fund may use non-binding broker or dealer quotes for valuation when there is limited or no relevant market activity for a specific investment or for other investments that share similar characteristics and a price is not provided by a pricing service or is deemed not to be reliable. The Fund has not adjusted the prices obtained. Investment securities priced using non-binding broker or dealer quotes are included in Level 3.

Short-term investments of sufficient credit quality with remaining maturities of sixty days or less at the time of purchase are typically valued on the basis of amortized cost which approximates fair value and these are included in Level 2.

If it is determined that amortized cost does not approximate fair value, securities may be valued based on dealer supplied valuations or quotations. In these infrequent circumstances, pricing services may provide the Fund with valuations that are based on significant unobservable inputs, and in those circumstances the investment securities are classified in Level 3.

The Fund uses the net asset value per unit for collective funds (i.e., GEI Investment Fund). The Fund classifies the investment security in Level 2.

If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Fund’s Board of Directors that are designed to establish its “fair” value. These securities are typically classified in Level 3. Those procedures require that the fair value of a security be established by a valuation committee of GEAM. The valuation committee follows different protocols for different types of investments and circumstances. The fair value procedures may be used to value any investment of the Fund in the appropriate circumstances.

Foreign securities may be valued with the assistance of an independent fair value pricing service in circumstances where it is believed that they have been or would be materially affected by events occurring after the close of the portfolio security’s primary market and before the close of regular trading on the NYSE. In these circumstances the Fund classifies the investment securities in Level 2. This independent fair value pricing service uses a proprietary model to identify affected securities, taking into consideration various factors, and the fair value of such securities may be something other than the last available quotation or other market price.

All assets and liabilities of the Fund initially expressed in foreign currency values will be converted into U.S. dollars at the WM/Reuters exchange rate computed at 11:00 a.m. Eastern time.

Fair value determinations generally are used for securities whose value is affected by a significant event that will materially affect the value of a security and which occurs subsequent to the time of the close of the principal market on which such security trades but prior to the calculation of the Fund’s NAV.

The value established for such a portfolio security may be different than what would be produced through the use of market quotations or another methodology. Portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio security for the value established for it at any time and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Notes to Financial Statements	December 31, 2011

Other financial investments are derivative instruments that are not reflected in total investments, such as futures, forwards, swaps, and written options contracts, which are valued based on fair value as discussed above.

The Fund uses closing prices for derivatives included in Level 1, which are traded either on exchanges or liquid over-the counter markets. Derivative assets and liabilities included in Level 2 primarily represent interest rate swaps, cross-currency swaps and foreign currency and commodity forward and option contracts. Derivative assets and liabilities included in Level 3 primarily represent interest rate products that contain embedded optionality or prepayment features.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table presents the Fund’s investments measured at fair value on a recurring basis at December 31, 2011:

Investments	Level 1	Level 2	Level 3	Total

Investments in Securities†
Domestic Equity	$1,114,699,435	$—	$—	$1,114,699,435
Foreign Equity	500,228,123	—	—	500,228,123
U.S. Treasuries	—	160,391,324	—	160,391,324
Agency Mortgage Backed	—	257,186,829	—	257,186,829
Agency CMOs	—	16,961,030		16,961,030
Asset Backed	—	7,559,931	—	7,559,931
Corporate Notes	—	295,381,920	—	295,381,920
Non-Agency CMOs	—	54,146,777	—	54,146,777
Sovereign Bonds	—	17,887,223	—	17,887,223
Municipal Notes and Bonds	—	5,639,602	—	5,639,602
Exchange Traded Funds	74,855,199	—	—	74,855,199
Preferred Stock	9,401,800	1,150,742	—	10,552,542
Other Investments	—	4,358,096	—	4,358,096
Short-Term Investments	144,765,175	40,638,583	—	185,403,758

Total Investments in Securities	$1,843,949,732	$861,302,057	$—	$2,705,251,789

Other Financial Instruments*
Futures Contracts — Unrealized Appreciation	$467,200	$—	$—	$467,200
Futures Contracts — Unrealized Depreciation	(1,913,297)	—	—	(1,913,297)
Foreign Currency Forward Exchange Contracts — Unrealized Appreciation	—	66,630	—	66,630
Foreign Currency Forward Exchange Contracts — Unrealized Depreciation	—	(334,553)	—	(334,553)

Total Other Financial Instruments	$(1,446,097)	$(267,923)	$—	$(1,714,020)

†	See Schedule of Investments for Industry Classification
*	Other financial instruments include derivative instruments such as futures contracts, forward exchange contracts. Amounts shown represent unrealized appreciation (depreciation) at period end.

The following table presents the changes in Level 3 investments measured on a recurring basis for the period ended December 31, 2011:

	Agency CMOs	Non-Agency CMOs	Total
Balance at 12/31/10	$780,609	$207	$780,816
Accrued discounts/premiums	(24,532)	—	(24,532)
Realized gain (loss)	66,221	(56,568)	9,653
Change in unrealized gain (loss)	(71,654)	56,426	(15,228)
Purchases	—	—	—
Sales	(262,629)	(65)	(262,694)
Issuances	—	—	—
Settlements	—	—	—
Transfers into Level 3	—	—	—
Transfers out of Level 3	(488,015)	—	(488,015)
Balance at 12/31/11	$—	$—	$—
Change in unrealized appreciation relating to securities still held at 12/31/11	$—	$—	$—

Notes to Financial Statements	December 31, 2011

There were no significant transfers between Level 1 and Level 2. Transfers between fair value levels are considered to occur at the beginning of the period.

4.	Derivatives Transactions

Shown below are the derivative contracts entered into by the Fund, summarized by primary risk exposure as they appear on the Statement of Assets and Liabilities, all of which are not accounted for as hedging instruments under FASB Accounting Standards Codification (“ASC”) No. 815 Derivatives and Hedging as of December 31, 2011.

	Asset Derivatives December 31, 2011			Liability Derivatives December 31, 2011
Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statement of Assets and Liabilities	Fair Value ($)		Location in the Statement of Assets and Liabilities	Fair Value ($)
Interest Rate Contracts	Assets, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Futures	259,481	*	Liabilities, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Futures	(1,879,706)	*
Equity Contracts	Assets, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Futures	207,719	*	Liabilities, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Futures	(33,591)	*
Foreign Currency Forward Exchange Contracts	Assets, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Forward Exchange Contracts	66,630		Liabilities, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Forward Exchange Contracts	(334,553)

*	Includes cumulative unrealized appreciation/(depreciation) of futures contracts as reported in the Schedule of Investments and within the components of the net assets section of the Statement of Assets and Liabilities. Only the current day’s variation margin is reported within the Assets and/or Liabilities section on the Statement of Assets and Liabilities.

Shown below are the effects of derivative instruments on the Fund’s Statement of Operations, summarized by primary risk exposure all of which are not accounted for as hedging instruments under ASC 815.

Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statement of Operations	Total Notional Amount of Futures/Foreign Currency Contracts Purchased/(Sold) ($)	Realized Gain or (Loss) on Derivatives Recognized in Income ($)	Change in Unrealized Appreciation/ (Depreciation) on Derivatives Recognized in Income ($)
Equity Contracts	Realized gain/(loss) on Futures, Increase/(decrease) in unrealized appreciation/ (depreciation) on Futures	362,485,883/ (395,223,852)	2,671,398	(299,147)
Interest Rate Contracts	Realized gain/(loss) on Futures, Increase/(decrease) in unrealized appreciation/ (depreciation) on Futures	2,366,098,231/ (2,318,007,154)	(13,399,457)	(2,872,621)
Foreign Currency Contracts	Realized gain/(loss) on Futures, Increase/(decrease) in unrealized appreciation/ (depreciation) on Futures	236,089,910/ (231,847,327)	(4,242,584)	—
Foreign Currency Forward Exchange Contracts	Realized gain/(loss) on Foreign Currency Transactions, Increase/(decrease) in unrealized appreciation/ (depreciation) on Foreign Currency Transactions	0/(58,558,273)	3,304,922	(267,923)

Notes to Financial Statements	December 31, 2011

5.	Line of Credit

The Company shares a revolving credit facility of up to $150 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company (“State Street”). The revolving credit facility requires the payment of a commitment fee equal to 0.100% (prior to November 2, 2011, the rate was 0.125%) per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. In addition, the Company has a $100 million uncommitted, unsecured line of credit with State Street. Generally, borrowings under the credit facilities would accrue interest at the Federal Funds Rate plus 50 basis points and would be borne by the borrowing Fund. The maximum amount allowed to be borrowed by any one Fund is the lesser of (i) 33.33% of its total assets or (ii) 20% of its net assets. The credit facilities were not utilized by the Fund during the fiscal year ended December 31, 2011.

6.	Compensation and Fees Paid to Affiliates

GEAM, a registered investment adviser, was retained by the Company’s Board of Directors effective May 1, 1997 to act as investment adviser and administrator of the Fund. GEAM’s compensation for investment advisory and administrative services is paid monthly based on the average daily net assets of the Fund. GEAM’s compensation for investment advisory and administrative services is paid monthly based on average daily net assets of the Fund at an annualized rate of 0.50%.

GEAM has a contractual arrangement with the Fund to waive a portion of the Fund’s management fee in the amount equal to the management fee earned by GEAM with respect to the Fund’s investment in the GE Institutional Money Market Fund.

Effective May 1, 2010, GEAM entered into a contractual arrangement with the Company to limit other expenses of each share class of the Fund (excluding applicable investor Service Plan fee of 0.20%) at or below 0.03% on an annualized basis. This arrangement was terminated on April 30, 2011. Expenses borne by GEAM pursuant to the expense limitation agreement may be recouped by GEAM for up to three years from the date the expense was incurred. A reimbursement will not be made if it would cause the total operating expenses of Class 1 Shares and Class 3 Shares to exceed 0.80% and 1.05% of average net assets, respectively, for the fiscal year in which the recoupment is made.

Investor Service Plan — Class 1 and Class 3 Shares The Company adopted an Investor Service Plan (the “Service Plan”) on December 9, 2005 for Class 1 shares and on May 1, 2009 for Class 3 shares of the Fund. The Service Plan was not adopted pursuant to Rule 12b-1 under the 1940 Act. Each Service Plan provides that during any fiscal year, the amount of compensation paid under the Service Plan by the Total Return Fund Class 1 or Class 3 shares may not exceed the annual rate of 0.20% of the average daily net assets of the Total Return Fund attributable to each such class shares.

Distribution and Shareholder Service (12b-1) Fees The Company has adopted a Distribution and Service (12b-1) Plan (12b-1 Plan) pursuant to Rule 12b-1 under the 1940 Act with respect to each of Class 1, and Class 3 shares of the Total Return Fund. Under the 12b-1 Plan for Class 1 shares that became effective May 1, 2009, payments made under the Class 1 Investor Service Plan are covered in the event that any portion of compensation paid pursuant to the Class 1 Investor Service Plan is determined to be an indirect use of the assets attributable to the Class 1 shares to finance distribution of such shares. Under each 12b-1 Plan for Class 3 shares, the Company, on behalf of the Fund, may compensate GE Investment Distributors, Inc. (GEID), the distributor of the shares of the Fund, for certain sales services provided by GEID or other broker dealers and investor services provided by GEID or other service providers relating to the Fund’s Class 3 shares, including services to owners or prospective owners of variable contracts issued by insurance companies that offer Class 3 shares as an investment option under such variable contracts. The amount of compensation paid under the 12b-1 Plan may not exceed 0.25% for Class 3 shares, of the average daily net assets of the Fund attributable to such share class. The 12b-1 Plan continues in effect from year to year for so long as such continuance is approved annually by the Board of Directors, including by those directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreement related to it. In addition, the Class 3 12b-1 Plan covers payments made under the Class 3 Investor Service Plan in the event that any portion of compensation paid pursuant to the Class 3 Investor Service Plan is determined to be an indirect use of the assets attributable to the Class 3 shares to finance distribution of such shares.

Directors’ Compensation The Fund pays no compensation to its directors who are officers or employees of GEAM or its

Notes to Financial Statements	December 31, 2011

affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to non-interested Directors are reflected on the Statement of Operations. These fees are allocated pro rata across all of the mutual fund platforms served by the Directors, including the Fund, and are based upon the relative net assets of each fund within such platforms.

7.	Sub-Advisory Fees

Pursuant to investment sub-advisory agreements with GEAM, a portion of the assets of the Total Return Fund are allocated to and managed by each of the following sub-advisers: (i) Palisade Capital Management, L.L.C. (“Palisade”); and (ii) Urdang Securities Management, Inc. (“Urdang”). GEAM is responsible for allocating the Fund’s assets among the sub-advisers at its discretion (Allocated Assets), and for managing the Fund’s cash position, while each sub-adviser is responsible for the day-to-day management of their portion of the Allocated Assets, under the general supervision and oversight of GEAM and the Board.

For their services, GEAM pays each sub-adviser an investment sub-advisory fee, which is calculated as a percentage of the average daily net assets of the respective Allocated Assets that they manage.

8.	Investment Transactions

Purchases and Sales of Securities The cost of purchases and the proceeds from sales of investments, other than short-term securities, for the period ended December 31, 2011, were as follows:

U.S. Government Securities
Purchases	Sales
$3,530,575,067	$3,531,066,289

Other Securities
Purchases	Sales
$1,599,761,364	$1,648,264,810

9.	Income Taxes

The Fund is subject to ASC 740, Income Taxes. ASC 740 provides guidance for financial accounting and reporting for the effects of income taxes that result from an entity’s activities during the year. ASC 740 also provides guidance regarding how certain tax positions should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more likely than not” of being sustained by the applicable tax authority. There are no adjustments to the Fund’s net assets required under ASC 740. The Fund’s 2008, 2009, 2010, and 2011 fiscal years tax returns are still open to examination by the Federal and applicable state tax authorities.

At December 31, 2011, information on the tax cost of investments is as follows:

Cost of Investments For Tax Purposes	Gross Unrealized Tax		Net Tax Appreciation/ (Depreciation)		Undistributed		Late-Year Losses
	Appreciation	Depreciation	Investments	Derivatives/ Currency	Income	Accumulated Capital Loss
$2,706,741,509	$172,313,950	($173,803,670)	($1,489,720)	$68,004	$1,226,749	($181,807,461)	($3,550,670)

As of December 31, 2011, the Fund has capital loss carryovers, as indicated below. Capital loss carryovers are available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

Amount
Short-Term	Long-Term	Expires
$181,807,461	$—	12/31/2017

These amounts will be available to offset future taxable capital gains. [Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those

Notes to Financial Statements	December 31, 2011

future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.]

During the year ended December 31, 2011, the Fund utilized $87,839,961 of prior year capital loss carryovers.

Any qualified late-year loss is deemed to arise on the first day of the Fund’s next tax year (if the Fund elects to defer such loss). Under this regime, generally, the Fund can elect to defer any post-October capital loss and/or any late-year ordinary loss as defined by the Internal Revenue Code.

The Fund elected to defer qualified late-year losses for the year ended December 31, 2011 as follows:

Capital	Ordinary
$3,550,670	$—

The tax composition of distributions paid during the years ended December 31, 2011 and December 31, 2010 were as follows:

	Ordinary Income	Long-Term Capital Gains	Total
2011	$44,026,219	$—	$44,026,219
2010	35,022,799	—	35,022,799

Distributions to Shareholders The Fund declares and pays any dividends from net investment income annually. The Fund declares and pays any net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) futures, treatment of realized and unrealized gains and losses on foreign currency transactions, paydown gains and losses on mortgage-backed securities, investments organized as partnerships for tax purposes, losses deferred due to offsetting positions, distributions from Real Estate Investment Trusts (REITs) and other equity investments, and losses deferred due to wash sale transactions. Reclassifications due to permanent book/tax differences are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the net asset value of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

The reclassifications for the year ended December 31, 2011 were as follows:

Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Capital Paid In
$2,720,265	$(2,468,570)	$(251,695)

10.	Recent Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011-04, Fair Value Measurement: Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. ASU 2011-04 amended wording resulting in common fair value measurement and disclosure requirements in U.S. GAAP and International Financial Reporting Standards (IFRS). In particular, the amendments clarify how to apply existing fair value measurement and disclosure requirements as well as expand disclosure about valuation techniques and unobservable inputs used in Level 3 fair value measurements. In addition, the amendments require a narrative description of Level 3 measurements’ sensitivity to changes in unobservable inputs if such changes significantly alter the fair value measurement. The amendments are applied prospectively and are effective for an annual period beginning after December 15, 2011.

Management of the Fund does not believe the adoption of ASU 2011-04 will materially impact the financial statement amounts, however, additional disclosures will be required about valuation techniques and inputs.

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors GE Investments Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Total Return Fund, a series of GE Investments Funds, Inc., as of December 31, 2011, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Total Return Fund as of December 31, 2011, the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 27, 2012

Advisory and Administrative Agreement Approvals	(unaudited)

The Board of Directors of the GE Investments Funds, Inc. (the “Board”), including the independent Board members, considered and unanimously approved the continuance of the Fund’s Investment Advisory and Administration Agreement with GE Asset Management Incorporated (“GEAM”) and the Investment Sub-Advisory Agreements with each of the Fund’s sub-advisers, Urdang Securities Management, Inc. (“Urdang”) and Palisade Capital Management, L.L.C. (“Palisade”), at meetings held on December 6 and December 9, 2011.

In considering whether to approve the Fund’s investment advisory and sub-advisory agreements, the Board members considered and discussed a substantial amount of information and analysis provided, at the Board’s request, by each of GEAM, Urdang and Palisade. The Board members also considered detailed information regarding performance and expenses of other investment companies, including those with similar investment strategies and sizes, which was prepared by independent third party provider Morningstar, Inc. (“Morningstar”). The Board members reviewed the fees charged by GEAM for other mutual funds that employ the same investment strategy as the Fund. The Board had the opportunity to ask questions and request additional information in connection with its considerations.

Before approving the Fund’s investment advisory and sub-advisory agreements, the Board members reviewed the information provided with management of GEAM and with independent legal counsel. The Board members also reviewed a memorandum prepared by independent legal counsel discussing the legal standards for the consideration of the proposed continuances. The independent Board members discussed the proposed continuances in detail during a private session with their independent legal counsel at which no representatives of GEAM, Urdang or Palisade were present. The independent Board members and their independent legal counsel requested, and received and considered, additional information from GEAM following these sessions.

In advance of the meetings, and in response to their request, the Board members received from GEAM written responses to their inquiries, which included substantial exhibits and other materials related to GEAM’s business and the services it provides to the Fund. Also in advance of the meetings, the Board members received from each of Urdang and Palisade a written response to a letter of inquiry prepared by GEAM at the Board’s request, which included substantial exhibits and other materials related to the business of, and services provided by, Urdang and Palisade. The Board members took into account their multi-year experience as Board members and particularly their consideration of these types of agreements in recent years. The information was presented in a manner to facilitate comparison to prior periods and to reflect certain enhancements. To focus their review, the Board members asked GEAM management, Urdang and Palisade, in their oral presentations and/or written materials, to highlight material differences from the information presented in recent years.

During the meetings, the Board members had an opportunity to discuss this information with GEAM managers, including senior executives, representatives from the legal, compliance and finance departments, and investment personnel. The Board members also had an opportunity to hear presentations by representatives of each of Urdang and Palisade at the meetings or during the past year. The Board members posed questions to these representatives and engaged in substantive discussions with them concerning each of their investment processes.

In reaching their determinations relating to continuance of the Fund’s investment advisory and sub-advisory agreements, the Board members considered all factors that they deemed relevant, including the factors discussed below. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Board member may have attributed different weights to the various factors. In particular, the Board members focused on the following:

The Nature, Extent And Quality Of Services Provided.

The Board members reviewed the services provided by GEAM, Urdang and Palisade, taking into account their extensive past experiences with GEAM and their multi-year experience with each of Urdang and Palisade for another fund the Board oversees. In connection with their consideration of GEAM’s services, they focused on the favorable attributes of GEAM, including (i) an investment philosophy oriented toward long-term performance; (ii) effective processes used for overseeing sub-advisers; (iii) effective processes used for providing Fund administration, including controllership and compliance functions and oversight of the performance of other companies that provide services to the Fund; (iv) highly skilled professionals including analysts, research professionals, traders and portfolio managers with a depth of experience relevant to the Fund; (v) access to significant technological resources

Advisory and Administrative Agreement Approvals	(unaudited)

from which the Fund may benefit; and (vi) a favorable history and reputation. The Board members noted that the Fund represents only a small portion of the assets managed by GEAM, but benefits from a full array of services and resources provided by GEAM.

In connection with their consideration of the services provided by each of Urdang and Palisade, the Board members focused on each of Urdang’s and Palisade’s favorable attributes relating to its investment philosophy and discipline, experienced investment and trading personnel, systems and other resources, including research capabilities, and favorable history and reputation.

In light of the foregoing, the Board, including the independent Board members, concluded that the services provided by GEAM, Urdang and Palisade continue to be satisfactory.

Investment Performance Of The Fund and the Sub-Advisers.

The Board members considered the investment performance of the Fund for various periods. The Board members reviewed detailed comparisons of the performance of the Fund with the relevant securities index and peer groupings of mutual funds prepared by Morningstar with respect to various periods. The Board members also engaged in detailed discussions with GEAM management and representatives of Urdang and Palisade at meetings held throughout the year about each of their investment processes and performance results. These discussions focused on the Fund’s investment objective, GEAM’s asset allocation process, the number and experience of portfolio management and supporting research personnel, the investment style and approach employed and the likely market cycles for the investment style. The Board members discussed GEAM’s investment approach with respect to the Fund, and the reasons for the Fund’s relative underperformance.

The Board, including the independent Board members, concluded that the Fund’s performance was acceptable overall taking into consideration the factors discussed above.

Cost Of The Services Provided And Profits Realized From The Relationships With The Fund.

The Board members considered the fees paid to GEAM by the Fund, as well as those paid to Urdang and Palisade by GEAM, and the cost of the services provided to the Fund by

GEAM, Urdang and Palisade. The Board members reviewed the information they had requested from GEAM, Urdang and Palisade concerning their profitability. The Board members considered the profit margin information for GEAM’s investment company business as a whole, as well as GEAM’s profitability data for the Fund. The Board members reviewed GEAM’s assumptions and the methods of cost allocation used by GEAM in preparing Fund-specific profitability data. The Board members also discussed with GEAM the basis for its belief that the methods of allocation used were reasonable for each area of its business. The Board members also considered information regarding the calculation methodology provided by each of Urdang and Palisade in preparing their profitability data.

Information was presented regarding the financial condition of GEAM, Urdang and Palisade for various past periods. The Board members noted and discussed the additional services provided by GEAM to the Fund compared to other similar mutual funds managed by GEAM, and noted the fact that GEAM, and not the Fund, pays the sub-advisory fees to each of Urdang and Palisade. The Board members determined that each of GEAM, Urdang and Palisade should be entitled to earn a reasonable level of profits for the services they provide to the Fund. The Board members also recognized that GEAM had made significant investments in its business in the past, and that GEAM continues to make substantial investments in fulfilling its obligations to the Fund and supporting its Fund-related activities.

Based on their review, the Board, including the independent Board members, concluded that they were satisfied that the level of profitability achieved by GEAM, Urdang and Palisade from their relationship with the Fund was not unreasonable or excessive.

The Extent To Which Economies Of Scale Would Be Realized As The Fund Grows And Whether Fee Levels Would Reflect Such Economies Of Scale.

Although the Board noted that the Fund did not experience a significant growth in assets over the past year, the Board members considered the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale for the benefit of Fund investors.

The Board members considered the substantial infrastructure investments that GEAM has made with respect to its operations and its commitment to continue

Advisory and Administrative Agreement Approvals	(unaudited)

investing resources to enhance services to Fund shareholders. The Board members recognized the benefits to the Fund of GEAM’s past investment in its operations through the expenditure of sums to support its substantial infrastructure, and that, with respect to all GEAM managed mutual funds, GEAM has not yet fully recouped that investment. The Board members also recognized the benefits to the Fund of being able to leverage a favorable cost structure achieved with respect to the Fund’s other operating expenses as a result of GEAM’s large overall base of assets under management and its vendor management practices.

Comparison Of Services To Be Rendered And Fees To Be Paid.

The Board members discussed the services provided to the Fund by GEAM, Urdang and Palisade, and the fees charged for those services. The Board members reviewed information concerning the fee and expense ratios for the Fund, and comparative information with respect to peer groupings of mutual funds prepared by Morningstar. They discussed that the Fund’s figures were within the applicable peer group ranges. The Board members also reviewed comparative mutual fund and/or other account fee information provided by each of Urdang and Palisade. The Board, including the independent Board members, concluded that, based on this information, the advisory and sub-advisory fees were reasonable in relation to the services provided to the Fund.

Fall-Out Benefits.

The Board members considered other actual and potential financial benefits that GEAM, Urdang and Palisade may derive from their respective relationships with the Fund, including, to the extent applicable, soft dollar commission benefits generated through Fund portfolio transactions. The Board members noted, however, that the Fund benefits from the vast array of resources available through GEAM, and that the Fund represents only a small portion of the assets managed by GEAM.

Conclusion.

No single factor was determinative to the Board’s decision. Based on their discussion and such other matters as were deemed relevant, the Board, including the independent Board members, concluded that renewal of the investment advisory and sub-advisory agreements were in the best interests of the Fund and its shareholders.

Additional Information	(unaudited)

Information about Directors and Executive Officers:

The business and affairs of the Funds are managed under the direction of the Funds’ Board of Directors. Information pertaining to the Directors and officers of the Funds is set forth below.

Interested Directors and Executive Officers

Michael J. Cosgrove

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    62

Position(s) Held with Fund    Chairman of the Board and President

Term of Office and Length of Time Served    Until successor is elected and qualified – 15 years

Principal Occupation(s) During Past 5 years    President of Mutual Funds and Global Investment Programs of GEAM since November 2011; President and Chief Executive Officer – Mutual Funds and Intermediary Business of GEAM from March 2007 to November 2011; Executive Vice President of GEAM from February 1997 to March 2007; and Executive Vice President-Mutual Funds of GEAM from March 1993 to March 2007.

Number of Portfolios in Fund Complex Overseen by Director    28

Other Directorships Held by Director    Chairman of the Board and President of GE Institutional Funds since 1997; Trustee of Elfun Funds, GE Savings & Security Funds, General Relief and Loan Fund and General Electric Pension Trust since 1988; Director of GEAM since 1988; Trustee of Fordham University from 2002 to June 30, 2010 and since July 2011; Director of Skin Cancer Foundation since August 2010; Board of Governors for the Investment Company Institute; Director, GE Asset Management (Ireland) Limited, since February 1999, GE Asset Management Funds Plc since 1998, GE Asset Management Canada Company since 1998, GE Asset Management Limited since 1998 and GEAM since 1988; Chairman of the Board and President of GE Funds from 1993 to February 2011; and Trustee, GE Volunteers from 1993 to June 2010.

Matthew J. Simpson

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    50

Position(s) Held with Fund    Director and Executive Vice President

Term of Office and Length of Time Served    Until successor is elected and qualified – 4 years

Principal Occupation(s) During Past 5 years    Executive Vice President, General Counsel and Secretary of GEAM since July 2007; Secretary of Elfun Funds and GE Savings & Security Funds since July 2007; Senior Vice President and General Counsel – Marketing and Client Services (formerly Asset Management Services) at GEAM and Senior Vice President and General Counsel of GE Asset Management Services from February 1997 to July 2007; Vice President and Associate General Counsel of GEAM from October 1992 to February 1997; Secretary of GE Institutional Funds and GE Investments Funds, Inc. from 1997 to July 2007 and Vice President from September 2003 to July 2007; Assistant Secretary of Elfun Funds and GE Savings & Security Funds from 1998 to July 2007 and Vice President from October 2003 to July 2007; and Secretary of GE Funds from 1993 to July 2007 and Vice President from September 2003 to July 2007.

Number of Portfolios in Fund Complex Overseen by Director    28

Other Directorships Held by Director    Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since July 2007; Trustee of GE Institutional Funds since July 2007; Director of GEAM since July 2007; and Trustee of GE Funds from July 2007 to February 2011.

Additional Information	(unaudited)

Joon Won Choe

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    42

Position(s) Held with Fund    Vice President & Secretary

Term of Office and Length of Time Served    Until successor is elected and qualified – Vice President and Secretary – 1 year

Principal Occupation(s) During Past 5 years    Senior Vice President and Deputy General Counsel at GEAM since March 2011; Vice President and Secretary of GE Institutional Funds since September 2010; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since September 2010; Senior Vice President and Associate General Counsel at GEAM from June 2010 to March 2011; and Vice President and Associate General Counsel at GEAM from November 2005 to June 2010.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Robert Herlihy

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    44

Position(s) Held with Fund    Chief Compliance Officer

Term of Office and Length of Time Served    Until successor is elected and qualified — 6 years

Principal Occupation(s) During Past 5 years    Chief Compliance Officer of GEAM, GE Institutional Funds, Elfun Funds, and GE Savings & Security Funds since July 2005; Chief Compliance Officer of GE Funds from July 2005 to February 2011; and Manager of Fund Administration at GEAM from 2002 – 2005.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Arthur A. Jensen

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    45

Position(s) Held with Fund    Treasurer

Term of Office and Length of Time Served    Until successor is elected and qualified – less than 1 year

Principal Occupation(s) During Past 5 Years    Treasurer of GE Institutional Funds, Elfun Funds and GE Savings & Security Funds since June 2011; Mutual Funds Controller of GEAM since April 2011; Senior Vice President at Citigroup from 2008 to 2010 and Vice President at JPMorgan from 2005 to 2008.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Additional Information	(unaudited)

Jeanne M. LaPorta

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    46

Position(s) Held with Fund    Vice President

Term of Office and Length of Time Served     Until successor is elected and qualified – 8 years

Principal Occupation(s) During Past 5 Years    Senior Vice President and Commercial Administrative Officer of GEAM since April 2010; Vice President of GE Institutional Funds since July 2003; Vice President of Elfun Funds and GE Savings & Security Funds since October 2003; Vice President and Secretary of GE Funds from July 2007 to February 2011; Senior Vice President and Deputy General Counsel of GEAM from October 2007 to April 2010; Vice President and Assistant Secretary of GE Funds from September 2003 to July 2007 and Assistant Secretary of Elfun Funds and GE Savings & Security Funds from July 2003 to June 2010; and Vice President and Associate General Counsel – Marketing and Client Services (formerly Asset Management Services) at GEAM from May 1997 to October 2007.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Non-Interested Directors

John R. Costantino

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    65

Position(s) Held with Fund    Director

Term of Office and Length of Time Served    Until successor is elected and qualified – 15 years

Principal Occupation(s) During Past 5 years    General Partner, NGN Capital LLC since 2006; Managing Director, Vice President of Walden Capital Management since 1996.

Number of Portfolios in Fund Complex Overseen by Director    20

Other Directorships Held by Director    Trustee of GE Institutional Funds since 1997; Trustee of Fordham University from 1989 to 1995 and from 2001 to 2007 and Trustee Emeritus since 2007; Trustee of Neuroscience Research Institute since 1986; Trustee of GE Funds from 1993 to February 2011; Trustee of Gregorian University Foundation from 1992-2007; and Director of Artes Medical from 2006-2008.

Additional Information	(unaudited)

R. Sheldon Johnson

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    65

Positions(s) Held with Fund    Director

Term of office and Length of Time served    Unit Successor is elected and qualified – less than 1 year.

Principal Occupation(s) During Past 5 years    Head of Global Institutional Equity Sales and Marketing at Morgan Stanley & Co., Inc. from 2002 to 2006 and Managing Director at Morgan Stanley & Co., Inc. from 1988 to 2006.

Number of Portfolios in Fund Complex Overseen by Director    20

Other Directorships Held by Director    Trustee of GE Institutional Funds since April 2011 and Trustee of St. Lawrence University since 2003.

Donna M. Rapaccioli

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    49

Position(s) Held with Fund    Director

Term of Office and Length of Time Served    Until successor is elected and qualified – Less than 1 year

Principal Occupation(s) During Past 5 Years    Dean of the Gabelli School of Business since 2007 and Accounting professor since 1987 at Fordham University.

Number of Portfolios in Fund Complex Overseen by Officer    20

Other Directorships Held by Director    Trustee of GE Institutional Funds since January 2012 and Trustee of Emmanuel College since 2010.

The Statement of Additional Information for the Funds includes additional information about the Directors and Officers and is available, without charge, upon request by calling 1-800-242-0134.

Investment Team	(unaudited)

Investment Adviser and Administrator

GE Asset Management Incorporated

Board of Directors

Michael J. Cosgrove, Chairman

John R. Costantino

R. Sheldon Johnson*

Donna M. Rapaccioli**

Matthew J. Simpson

Secretary

Joon Won Choe

Assistant Secretary

Michelle Matzelle

Treasurer

Arthur A. Jensen (effective June 6, 2011)

Assistant Treasurer

Casey Yantosca

Distributor

GE Investment Distributors, Inc.

Member FINRA and SIPC

Custodian

State Street Bank & Trust Company

Officers of the Investment Adviser

Dmitri Stockton, President and Chief Executive Officer (since May 2011)†

Cheryl H. Beacock, Senior Vice President, Human Resources

George A. Bicher, Chief Risk Officer

Paul M. Colonna, President and Chief Investment Officer – Fixed Income

Michael J. Cosgrove, President of Mutual Funds and Global Investment Programs

Gregory B. Hartch, Senior Vice President – Strategy and Business Development Leader

Ralph R. Layman, President and Chief Investment Officer – Public Equities

Maureen B. Mitchell, President of Global Sales and Marketing

Steven M. Rullo, Senior Vice President – Services and Technology

Matthew J. Simpson, Executive Vice President, General Counsel and Secretary

Donald W. Torey, President and Chief Investment Officer – Alternative Investments

David Wiederecht, President and Chief Investment Officer – Investment Strategies

Tracie A. Winbigler, Executive Vice President, Chief Financial Officer (since January 2011)

*	Mr. Johnson was elected as a Director of the Funds effective April 1, 2011.
**	Ms. Rapaccioli was elected as a Director of the Funds effective January 1, 2012.
†	Effective May 1, 2011, Mr. Stockton replaced James W. Ireland as President and Chief Executive Officer.

At GE Asset Management, we’re dedicated to providing the investment options you’ll need to tailor your financial portfolio to every stage of your life. Each member of the GE Family of Funds is managed according to the same principles of integrity and quality that have guided GE over the past century, and have made it the world-class company that it is today. Each fund draws strength from a heritage of investment management experience that spans more than 80 years. Whether you’re creating a new investment portfolio or adding to an established one, the GE Family of Funds offers an array of professionally managed investment options that will help you meet a lifetime of financial needs.

Investment Adviser

GE Asset Management Incorporated

1600 Summer Street

Stamford, CT 06905

or at:

PO Box 7900

Stamford, CT 06904-7900

Distributor

GE Investment Distributors, Inc.

member FINRA and SIPC

1600 Summer Street

Stamford, CT 06905

or at:

PO Box 7900

Stamford, CT 06904-7900

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-493-3042; (ii) on the Fund’s website at http://www.geam.com; and (iii) on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC—information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at http://www.geam.com; and (ii) on the Commission’s website at http://www.sec.gov.

GE Investments Funds, Inc.

Money Market Fund

Annual Report

December 31, 2011

GE Investments Funds, Inc.

Money Market Fund	Contents

This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract’s current prospectus and the current summary prospectus of the Fund available for investments thereunder.

Notes to Performance	December 31, 2011 (unaudited)

The information provided on the performance pages relates to the GE Investments Money Market Fund (the “Fund”).

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Total returns shown are net of Fund fees and expenses but do not reflect fees and charges associated with the variable contracts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the Fund’s total returns for all periods shown.

The performance data quoted represents past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Periods less than one year are not annualized. Please call 800-493-3042 or visit the Fund’s website at http://www.geam.com for the most recent month-end performance data.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in the Fund is subject to risk, including possible loss of principal invested.

The 90 Day T-Bill is an unmanaged measure/index of the performance of the most recently auctioned 90 Day U.S. Treasury bills currently available in the marketplace having a remaining maturity of 90 days. The performance reflects reinvestment and does not include fees, expenses, or taxes.

The peer universe of the underlying annuity funds used for the peer group average annual total return calculation is based on the blend of Morningstar peer categories, as shown. Morningstar is an independent mutual fund rating service. A Fund’s performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to that of the Fund.

©2012 Morningstar, Inc. All Rights Reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damage or losses relating from any use of this information. Past performance is no guarantee of future results.

GE Investment Distributors, Inc., Member of FINRA & SIPC, is the principal underwriter and distributor of the GE Investments Funds, Inc. and a wholly owned subsidiary of GE Asset Management Incorporated, the investment adviser of the Fund.

1

Money Market Fund	(unaudited)

Michael E. Martini

Vice President

The Money Market Fund is managed by a team of portfolio managers that includes James C. Gannon, Michael E. Martini, and Michael Nowakowski. As lead portfolio manager for the Money Market Fund, Mr. Martini has oversight responsibilities over the Fund.

Michael E. Martini is a Vice President and a Portfolio Manager at GE Asset Management. He has served on the portfolio management team for the Money Market Fund since joining GE Asset Management in March of 2008. Prior to joining GE Asset Management, Mr. Martini was a Vice President at Ceres Capital Partners LLC, where he worked at the firm’s treasury desk from March 2006 to January 2008, and a Senior Vice President at Pacific Investment Management Company (PIMCO) from 1996 to 2004, where he was a portfolio manager at the firm’s money market/short-term desk.

Michael Nowakowski is an Assistant Portfolio Manager at GE Asset Management. He has served on the portfolio management team for the Money Market Fund since July 2011. His responsibilities include cash management, including daily money market trade execution, and technical projects. Mr. Nowakowski joined GE Asset Management in 2007 as a Data Analyst working on the fixed income Insurance portfolio. Mr. Nowakowski later became the Team Lead of Portfolio Analytics for Total Return and Insurance fixed income.

James C. Gannon is an Assistant Portfolio Manager of GE Asset Management. He has served on the portfolio management team for the Money Market Fund since December 2000. Since joining GE Asset Management in 1995, Mr. Gannon served in various positions at GE Asset Management including Trade Operations Specialist in fixed income, and became an Assistant Portfolio Manager in February 2003.

Q.	How did the GE Investments Money Market Fund perform compared to its benchmark for the twelve-month period ended December 31, 2011?

A.	For the twelve-month period ended December 31, 2011, the Money Market Fund returned 0.00% for Class 1 shares. The 90-day Treasury Bill, the Fund’s benchmark, returned 0.05% and the Fund’s Morningstar peer group of 97 U.S. Insurance Money Market Taxable funds returned an average of -0.03% over the same period.

Q.	Discuss the factors that materially affected the Fund’s performance during the fiscal period.

A.	2011 was “The Year of Volatility”, especially for money market funds. Global events’ impact on yields, as well as the supply of investable assets, provided two sources of volatility. The Federal Reserve kept its fed funds target at 0-0.25% throughout the entire year, and forecast that rate range would be held to mid-2013 at its August meeting. This action, along with a decreased supply of “rates products”, including U.S. Treasuries and agencies as well as repos, conspired to keep yields pinned at historically low levels. Treasury’s decision to run down their Supplementary Financing Program of $200 billion U.S. Treasury Bills in the first quarter, the implementation of the FDIC’s new fee calculation causing a $40 billion drop in repo collateral at the start of the second quarter, and the GSE’s continued shrinkage of their portfolios were all causes of the decreased supply. In fact, the 3-month U.S. Treasury Bill traded at negative yields for much of the fourth quarter.

2

(unaudited)

LIBOR rates declined from April to July; rates increased the remainder of the year, ending 2011 at levels higher than those at the height of the 2010 Greek crisis. From the concern of European bank Greek exposure in the second quarter, to the thought of a U.S. government debt default and U.S. credit downgrade in the third quarter, and finally global bank downgrades in the fourth quarter, stress measures such as LIBOR and €/$ cross-currency swaps signaled worsening problems with banks’ funding ability. Several Euro Zone financial institutions were shut out of the wholesale funding markets as money market advisors de-risked their funds. Only those banks in the deemed “safer geographical havens” of Australia, Canada and Scandinavia continued to see demand for their short-term obligations from money funds, albeit at levels commensurate with higher LIBOR valuations.

Q.	Were there any significant changes to the Fund during the period?

A.	The most significant change to the Fund during 2011 resulted from the continued European sovereign debt crisis, and its impact on financial institutions’ funding situations. As the debt crisis continued to escalate post U.S. downgrade during the summer, the weighted average maturity (“WAM”) of the Fund started decreasing. In fact, the percentage of the Fund allocated to European banks decreased. By the end of the year, the Fund held almost 55% of its assets in U.S. Government and agency securities, up from 35% at year-end 2010. In addition, the only Euro Zone bank exposure at year end 2011 was Rabobank NV at less than 3%. Compare this exposure to the almost 25% allocation at year end 2010. Most other portfolio characteristics, from Fund WAM to the percentage of Fund invested in assets with 1-day and/or 7-day liquidity, remained fairly comparable.

3

Money Market Fund	(unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in shares of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2011.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Additionally, the expenses shown do not reflect the fees or charges associated with variable contracts through which shares of the Fund are offered.

July 1, 2011 - December 31, 2011

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return**	1,000.00	1,000.00	1.16
Hypothetical 5% Return (2.5% for the period)	1,000.00	1,024.05	1.17

*	Expenses are equal to the Fund’s annualized expense ratio of 0.23% (for the period July 1, 2011—December 31, 2011), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
**	Actual Fund Return for the six-month period ended December 31, 2011 was: 0.00%. Past performance does not guarantee future results.

4

Money Market Fund	(unaudited)

Investment Profile

A mutual fund designed for investors who seek a high level of current income consistent with the preservation of capital and maintenance of liquidity. The Fund seeks its objective by investing primarily in short-term, U.S. dollar-denominated money market instruments.

Morningstar Performance Comparison

Based on average annual returns for periods ended 12/31/11

	One Year	Five Year	Ten Year
Number of funds in peer group	97	91	74
Peer group average annual total return	-0.03%	1.35%	1.67%
Morningstar category in peer group: U.S. Insurance Money Market Taxable

Sector Allocation

as a % of Fair Value of $228,749 (in thousands) on December 31, 2011 (b)

Change in Value of a $10,000 Investment(a)

Class 1 Shares

Average Annual Total Returns

for the Periods Ended December 31, 2011

Class 1 Shares (Inception date: 7/1/85)

	One Year	Five Year	Ten Year	Ending value of a $10,000 investment (a)
Money Market	0.00%	1.47%	1.79%	$11,947
90 Day U.S. T-Bill	0.05%	1.22%	1.82%	$11,971

Fund Yield

for the Periods Ended December 31, 2011

	Fund	Money Fund Report*
7-day current†	0.00%	0.05%
7-day effective	0.00%	0.05%

Current yield represents income earned on an investment in the Money Market Fund for a seven day period and then annualized.

Effective yield is calculated similarly but could be slightly higher because it reflects the compounding effect of earnings on reinvested dividends.

†	The seven day current yield, rather than the total return, more closely reflects the current earnings of the Money Market Fund at December 31, 2011.

*	IBC’s Money Fund report provides average yield for all major money market funds.

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.
(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

See Notes to Performance on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. The performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and does not reflect the fees or charges that would be associated with variable contracts through which shares of the Fund are offered.

An investment in the Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

5

Money Market Fund

Schedule of Investments	December 31, 2011

Money Market Fund

		Principal Amount	Amortized Cost
Short-Term Investments — 100.3% †

U.S. Treasuries — 12.8%

United States Treasury Note
0.63%	06/30/12	$5,050,000	$5,063,641
0.88%	01/31/12	4,050,000	4,052,304
1.00%	12/31/11 - 04/30/12	16,700,000	16,735,747
1.13%	01/15/12	3,350,000	3,351,395
			29,203,087

U.S. Government Agency Obligations — 26.6%

Fannie Mae Discount Notes
0.01%	01/17/12	3,200,000	3,199,986	(a)
0.03%	04/02/12	6,550,000	6,549,498	(a)
0.10%	03/14/12	4,000,000	3,999,229	(a)

Federal Home Loan Bank Discount Notes
0.01%	02/17/12 - 02/29/12	5,150,000	5,149,947	(a)
0.02%	01/27/12 - 03/09/12	9,450,000	9,449,844	(a)
0.08%	05/18/12	3,200,000	3,199,019	(a)

Federal Home Loan Banks
0.26%	02/16/12	1,400,000	1,400,045	(c)

Federal Home Loan Mortgage Corp.
0.21%	05/01/12	3,250,000	3,251,252	(c)
0.24%	04/03/12	6,650,000	6,651,585	(c)

Federal National Mortgage Association
0.28%	07/26/12	6,500,000	6,505,296	(c)
0.31%	10/18/12	1,800,000	1,802,195	(c)

Freddie Mac Discount Notes
0.05%	05/01/12	2,050,000	2,049,656	(a)
0.08%	02/27/12	3,350,000	3,349,576	(a)
0.09%	01/17/12	4,150,000	4,149,843	(a)
			60,706,971

Commercial Paper — 22.9%

Australia & New Zealand Banking Group Ltd
0.32%	02/07/12	6,550,000	6,547,846	(a)

Commonwealth Bank of Australia
0.50%	05/21/12	6,600,000	6,600,000	(a,c)

Credit Suisse Group AG
0.43%	02/14/12	3,850,000	3,847,977	(a)

HSBC Holdings PLC
0.12%	01/23/12	6,550,000	6,549,520	(a)

JP Morgan Chase & Co
0.01%	01/04/12	6,550,000	6,549,995	(a)

		Principal Amount	Amortized Cost

National Australia Bank Ltd
0.20%	01/06/12	$6,150,000	$6,149,829	(a)

Nestle SA
0.05%	02/03/12	4,600,000	4,599,789	(a)

Novartis AG
0.06%	01/04/12	2,600,000	2,599,986	(a)

Procter & Gamble Co.
0.06%	03/20/12	2,250,000	2,249,704	(a)

Rabobank Nederland NV
0.35%	01/12/12	6,500,000	6,499,305	(a)
			52,193,951

Repurchase Agreements — 15.2%

Barclays Capital Inc. U.S. Treasury Repo 0.02% dated 12/31/11, to be repurchased at $9,900,022 on 01/01/12 collateralized by $10,098,128 U.S.Treasury Bond, 5.38% maturing on 02/15/31. 01/03/12		9,900,000	9,900,000

Deutsche Bank Securities, Inc. Gov Agcy Repo 0.05% dated 12/31/11, to be repurchased at $5,400,030 on 01/01/12 collateralized by $5,508,864 U.S. Government Agency Bond, 3.15% maturing on 10/28/20. 01/03/12		5,400,000	5,400,000

Goldman Sachs & Co. Gov Agcy Repo 0.09% dated 12/31/11, to be repurchased at $10,900,109 on 01/01/12 collateralized by $11,118,165 U.S. Government Agency Bond, 6.63% maturing on 11/15/30. 01/03/12		10,900,000	10,900,000

HSBC Securities (USA) Inc. Gov Agcy Repo 0.02% dated 12/31/11, to be repurchased at $5,910,000 on 01/01/12 collateralized by $6,032,502 U.S. Government Agency Bond, 1.00% maturing on 09/30/16. 01/03/12		5,910,000	5,910,000

See Notes to Schedule of Investments and Notes to Financial Statements.

6

Money Market Fund

Schedule of Investments	December 31, 2011

		Principal Amount	Amortized Cost

HSBC Securities (USA) Inc. Us Treasury Repo 0.00% dated 12/31/11, to be repurchased at $2,650,000 on 01/01/12 collateralized by $2,707,832 U.S.Treasury Bond, 2.00% maturing on 04/30/16. 01/03/12		$2,650,000	$2,650,000
			34,760,000

Certificate of Deposit — 16.9%

Bank of Montreal/Chicago IL
0.44%	09/26/12	2,800,000	2,800,000	(c)

Bank of Nova Scotia
0.29%	01/13/12	5,150,000	5,150,000

Barclays Bank PLC
0.51%	02/06/12	4,000,000	4,000,000

Nordea Bank AB
0.35%	01/11/12	2,600,000	2,599,996

Royal Bank of Canada/New York NY
0.54%	03/12/12	2,500,000	2,500,000	(c)

Standard Chartered PLC
0.43%	02/10/12	4,750,000	4,750,000

Svenska Handelsbanken AB
0.43%	02/13/12	3,300,000	3,300,020

Toronto-Dominion Bank/NY
0.31%	02/08/12	5,150,000	5,150,000	(c)

Westpac Banking Corp/NY
0.47%	05/11/12	8,250,000	8,250,000	(c)
			38,500,016

Corporates — 5.8%

Eksportfinans ASA
0.67%	03/15/12	1,550,000	1,507,375	(c,d)
0.68%	03/19/12	3,100,000	3,014,750	(c,d)

International Bank for Reconstruction & Development
0.05%	02/01/12	6,600,000	6,599,716	(a)

JP Morgan Chase & Co
0.78%	06/15/12	2,100,000	2,105,594	(c)
			13,227,435

		Principal Amount	Amortized Cost

Time Deposit — 0.1%

State Street Corporation
0.01%	01/03/12	$157,291	$157,291	(b)

Total Short-Term Investments (Cost $228,877,362)			228,748,751

Liabilities in Excess of Other Assets, net — (0.3)%			(685,464)

NET ASSETS — 100.0%			$228,063,287

See Notes to Schedule of Investments and Notes to Financial Statements.

7

Notes to Schedule of Investments	December 31, 2011

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities information regarding holdings, allocations and other characteristics are presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security. See the Fund’s summary prospectus and statutory prospectus for complete descriptions of investment objectives, policies, risks and permissible investments

(a)	Coupon amount represents effective yield.

(b)	State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund’s custodian and accounting agent.

(c)	Variable or floating rate security. The stated rate represents the rate at December 31, 2011.

(d)	Fair Valued Security.

†	Percentages are based on net assets as of December 31, 2011.

8

Financial Highlights

Selected data based on a share outstanding throughout the fiscal years indicated

	12/31/11		12/31/10		12/31/09		12/31/08	12/31/07
Inception date	—		—		—		—	7/1/85
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00	$1.00
Income (Loss) from investment operations:
Net investment income	—		—		—		0.02	0.05
Net realized and unrealized gains (losses) on investments	0.00	†	0.00	†	—		—	—
Total income (loss) from investment operations	0.00	†	0.00	†	—		0.02	0.05
Less distributions from:
Net investment income	—		—		—		0.02	0.05
Net realized gains	—		—		—		—	—
Total distributions	—		—		—		0.02	0.05
Net asset value, end of period	$1.00		$1.00		$1.00		$1.00	$1.00
TOTAL RETURN (a)	0.00%		0.00%		0.27%		2.24%	4.92%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$228,063		$266,442		$326,072		$547,554	$340,690
Ratios to average net assets:
Net investment income (loss)	0.00%		0.00%		0.32%		2.15%	4.81%
Net expenses	0.23%	*	0.28%	*	0.43%	*	0.45%	0.48%
Gross expenses	0.54%		0.53%		0.47%		0.45%	0.48%

Notes to Financial Highlights

(a)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions and do not include the effect of insurance contract charges. Past performance does not guarantee future results.
*	GE Asset Management has voluntarily undertaken to reduce its management fee and/or subsidize certain expenses of the Fund to the extent necessary to maintain a minimum annualized yield of 0.00%.
†	Less than 0.005.

The accompanying Notes are an integral part of these financial statements.

9

Statement of Assets and Liabilities December 31, 2011

ASSETS
Investments in securities, at Fair Value (cost $4,650,736)	$4,522,125
Short-term Investments at Fair Value (cost $189,466,626)	189,466,626
Repurchase agreements	34,760,000
Income receivables	124,364
Other assets	1,514
Total assets	228,874,629

LIABILITIES
Payable for fund shares redeemed	703,692
Payable to GEAM	20,962
Accrued custody and accounting expenses	41,201
Accrued other expenses	45,487
Total liabilities	811,342
NET ASSETS	$228,063,287

NET ASSETS CONSIST OF :
Capital paid in	228,338,929
Accumulated net realized (loss)	(147,031)
Net unrealized appreciation / (depreciation) on:
Investments	(128,611)
NET ASSETS	$228,063,287

Shares outstanding ($0.01 par value; unlimited shares authorized)	228,367,916

Net asset value per share	$1.00

The accompanying Notes are an integral part of these financial statements.

10

Statement of Operations For the year ended December 31, 2011

INVESTMENT INCOME
Income:
Interest	$568,020
Total Income	568,020

Expenses:
Advisory and administrative fees	1,153,021
Transfer agent fees	5,307
Director’s fees	10,733
Custody and accounting expenses	100,668
Professional fees	17,548
Other expenses	66,814
Total expenses before waiver and reimbursement	1,354,091
Less: Expenses reimbursed by the adviser	(786,071)
Net expenses	568,020
Net investment income	—

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain on:
Investments	1,031

Increase (decrease) in unrealized appreciation/depreciation on:
Investments	(128,611)
Net realized and unrealized gain (loss) on investments	(127,580)
Net decrease in net assets resulting from operations	$(127,580)

The accompanying Notes are an integral part of these financial statements.

11

Statement of Changes in Net Assets
	Year Ended December 31, 2011	Year Ended December 31, 2010

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investments income	$—	$—
Net realized gain on investments	1,031	2,038
Net decrease in unrealized appreciation/(depreciation) on investments	(128,611)	—
Net increase (decrease) from operations	(127,580)	2,038
Distributions to shareholders from :
Net investment income	—	—
Total distributions	—	—
Increase (decrease) in net assets from operations and distributions	(127,580)	2,038
Share transactions :
Proceeds from sale of shares	147,202,691	114,064,232
Value of distributions reinvested	—	—
Cost of shares redeemed	(185,453,623)	(173,696,838)
Net decrease from share transactions	(38,250,932)	(59,632,606)
Total decrease in net assets	(38,378,512)	(59,630,568)

NET ASSETS
Beginning of period	266,441,799	326,072,367
End of period	$228,063,287	$266,441,799
Undistributed (distribution in excess of) net investment income, end of period	$—	$—

CHANGES IN FUND SHARES
Shares sold	147,202,691	114,064,232
Issued for distributions reinvested	—	—
Shares redeemed	(185,453,622)	(173,696,838)
Net Increase (Decrease) in Fund Shares	(38,250,931)	(59,632,606)

The accompanying Notes are an integral part of these financial statements.

12

Notes to Financial Statements	December 31, 2011

1.	Organization of the Company

GE Investments Funds, Inc. (the “Company”) was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is composed of fourteen investment portfolios (collectively the “Funds”), although only the following eleven are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, Premier Growth Equity Fund, Core Value Equity Fund, Mid-Cap Equity Fund, Small-Cap Equity Fund, International Equity Fund, Total Return Fund, Income Fund, Money Market Fund (the “Fund”) and Real Estate Securities Fund.

Shares of the Funds of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. GE Asset Management Incorporated (“GEAM”) is the investment adviser and administrator of each of the Funds.

2.	Summary of Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Subsequent events after the balance sheet date through the date the financial statements were issued, have been evaluated in the preparation of the financial statements. There are no items to report.

The following summarizes the significant accounting policies of the Company:

Securities Valuation and Transactions. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Securities transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

Repurchase Agreements The Fund engages in repurchase agreement transactions with respect to instruments that are consistent with the Fund’s investment objectives or policies. The Fund’s custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Fund. The Fund values the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% for domestic securities and 105% international securities of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

Investment Income Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes.

Interest income is recorded on the accrual basis. Accretion of discounts and amortization of premiums on taxable bonds are to the call or maturity date, whichever is shorter, using the effective yield method.

Expenses Fund specific expenses are allocated to the Fund that incurs such expenses. Such expenses may include custodial fees, legal and accounting fees, printing costs and registration fees. Expenses that are not fund specific are allocated pro rata across the Funds. Certain class specific expenses (such as distribution fees) are allocated to the class that incurs such expense. Expenses of the Fund are generally paid directly by the Fund however, expenses may be paid by GEAM and reimbursed by the Fund.

Federal Income Taxes The Fund intends to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of its taxable net investment income and net realized capital gains to its shareholders. Therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes.

3.	Securities Valuation

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a framework for measuring fair value and providing related disclosures. Broadly, the framework requires fair value to be determined based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly

13

Notes to Financial Statements	December 31, 2011

transaction between market participants at the measurement date. In the absence of active markets for the identical assets or liabilities, such measurements involve developing assumptions based on market observable data and, in the absence of such data, internal information that is consistent with what market participants would use in a hypothetical transaction that occurs at the measurement date. It also establishes a three-level valuation hierarchy based upon observable and non-observable inputs.

Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. Preference is given to observable inputs. These two types of inputs create the following fair value hierarchy:

Level 1 — Quoted prices for identical investments in active markets.

Level 2 — Quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

Level 3 — Significant inputs to the valuation model are unobservable.

Policies and procedures are maintained to value investments using the best and most relevant data available. In addition, pricing vendors are utilized to assist in valuing investments. GEAM performs periodic reviews of the methodologies used by independent pricing services including price validation of individual securities.

Fair Value Measurement The following section describes the valuation methodologies the Fund uses to measure different financial investments at fair value.

Portfolio securities are typically valued on the basis of amortized cost which approximates fair value and these are included in Level 2.

If it is determined that amortized cost does not approximate fair value, securities may be valued based on dealer supplied valuations or quotations. In these infrequent circumstances, pricing services may provide the Fund with valuations that are based on significant unobservable inputs, and in those circumstances the investment securities are classified in Level 3.

Portfolio securities that are valued using techniques other than market quotations, particularly securities that are “fair valued,” are subject to valuation risk. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table presents the Fund’s investments measured at fair value on a recurring basis at December 31, 2011:

Investments	Level 1	Level 2	Level 3	Total
Investments in Securities†
U.S. Treasuries	$—	$29,203,087	$—	$29,203,087
U.S. Government Agency Obligations	—	60,706,971	—	60,706,971
Commercial Paper	—	52,193,951	—	52,193,951
Repurchase Agreements	—	34,760,000	—	34,760,000
Certificate of Deposit	—	38,500,016	—	38,500,016
Corporates	—	8,705,310	4,522,125	13,227,435
Time Deposit	—	157,291	—	157,291

Total Investments in Securities	$—	$224,226,626	$4,522,125	$228,748,751

†	See Schedule of Investments for Industry Classification

14

Notes to Financial Statements	December 31, 2011

The following table presents the changes in Level 3 investments measured on a recurring basis for the period ended December 31, 2011:

Money Market Fund	Corporates	Total
Balance at 12/31/10	$—	$—
Accrued discounts/premiums	(461)	(461)
Realized gain (loss)	—	—
Change in unrealized gain (loss)	(128,611)	(128,611)
Purchases	4,651,197	4,651,197
Sales	—	—
Issuances	—	—
Settlements	—	—
Transfers into Level 3	—	—
Transfers out of Level 3	—	—
Balance at 12/31/11	$4,522,125	$4,522,125
Change in unrealized depreciation relating to securities still held at 12/31/11	$(128,611)	$(128,611)

There were no significant transfers between Level 1 and Level 2. Transfers between fair value levels are considered to occur at the beginning of the period.

4.	Line of Credit

The Company shares a revolving credit facility of up to $150 million with a number of its affiliates. The credit facility is (“State Street”) with its custodian bank, State Street Bank and Trust Company. The revolving credit facility requires the payment of a commitment fee equal to 0.100% (prior to November 2, 2011, the rate was 0.125%) per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. In addition, the Company has a $100 million uncommitted, unsecured line of credit with State Street. Generally, borrowings under the credit facilities would accrue interest at the Federal Funds Rate plus 50 basis points and would be borne by the borrowing Fund. The maximum amount allowed to be borrowed by any one Fund is the lesser of (i) 10% of its total assets or (ii) 20% of its net assets. The credit facilities were not utilized by the Fund during the fiscal year ended December 31, 2011.

5.	Compensation and Fees Paid to Affiliates

Advisory and Administration Fees GEAM, a registered investment adviser, was retained by the Company’s Board of Directors effective May 1, 1997 to act as investment adviser and administrator of the Fund. Compensation of GEAM for investment advisory and administrative services is paid monthly based on the average daily net assets of the Fund. The advisory and administrative fee is stated in the following schedule:

	Average Daily Net Assets of Fund		Advisory and Administration Fees
Money Market Fund	First $	100 million	.50%
	Next $	100 million	.45%
	Next $	100 million	.40%
	Next $	100 million	.35%
	Over $	400 million	.30%

GEAM has voluntarily undertaken to reduce its management fee and/or subsidize certain expenses of the Fund to the extent necessary to maintain a minimum annualized net yield of 0.00%. This voluntary management fee reduction and/or expense subsidy may be modified or discontinued by GEAM at any time without prior notice. There can be no assurance that this fee reduction will be sufficient to avoid any loss.

Directors’ Compensation The Fund pays no compensation to its directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to non-interested Directors are reflected on the Statement of Operations. These fees are allocated pro rata across all of the mutual fund platforms served by the Directors, including the Fund, and are based upon the relative net assets of each fund within such platforms.

6.	Income Taxes

The Fund is subject to ASC 740, Income Taxes. ASC 740 provides guidance for financial accounting and reporting

15

Notes to Financial Statements	December 31, 2011

for the effects of income taxes that result from an entity’s activities during the year. ASC 740 also provides guidance regarding how certain tax positions should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more likely than not” of being sustained by the applicable tax authority. There are no adjustments to the Fund’s net assets required under ASC 740. The Fund’s 2008, 2009, 2010 and 2011 fiscal years tax returns are still open to examination by the Federal and applicable state tax authorities.

At December 31, 2011, information on the tax components of capital is as follows:

Cost of Investments For Tax Purposes	Gross Unrealized Tax		Net Tax Appreciation/ (Depreciation)		Undistributed
	Appreciation	Depreciation	Investments	Derivatives/ Currency	Income	Accumulated Capital Loss	Late-Year Losses
$228,877,362	$—	$(128,611)	$(128,611)	$—	$—	$(147,031)	$—

Capital loss carryovers are available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

Amount
Short-Term	Long-Term	Expires
$147,031	$—	12/31/2016

During the year ended December 31, 2011, the Fund utilized $1,031 of prior year capital loss carryovers.

These amounts will be available to offset future taxable capital gains. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Any qualified late-year loss is deemed to arise on the first day of the Fund’s next tax year (if the Fund elects to defer such loss). Under this regime, generally, the Fund can elect to defer any post-October capital loss and/or any late-year ordinary loss as defined by the Internal Revenue Code.

The Fund incurred no such losses for the year ended December 31, 2011.

Distributions to Shareholders The Fund declares any net investment income dividends daily and pays them monthly. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications due to permanent book/tax differences are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the net asset value of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

There was no reclassification for the year ended December 31, 2011.

7.	Recent Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (FASB) released Accounting Standards Update (ASU) No. 2011-03, “Reconsideration of Effective Control for Repurchase Agreements”. This ASU amends FASB Accounting Standards Codification (ASC) Topic 860, “Transfers and Servicing”; specifically the criteria required to determine whether a repurchase agreement and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. This ASU is effective for fiscal years and interim periods beginning after December 15, 2011, however management has concluded that the adoption of ASU No. 2011-03 is not

16

Notes to Financial Statements	December 31, 2011

expected to have a material impact on the Fund’s financial statements and the accompanying notes, net assets or results of operations.

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011-04, Fair Value Measurement: Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. ASU 2011-04 amended wording resulting in common fair value measurement and disclosure requirements in U.S. GAAP and International Financial Reporting Standards (IFRS). In particular, the amendments clarify how to apply existing fair value measurement and disclosure requirements as well as expand disclosure about valuation techniques and unobservable inputs used in Level 3 fair value measurements. In addition, the amendments require a narrative description of Level 3 measurements’ sensitivity to changes in unobservable inputs if such changes significantly alter the fair value measurement. The amendments are applied prospectively and are effective for an annual period beginning after December 15, 2011.

Management of the Fund does not believe the adoption of ASU 2011-04 will materially impact the financial statement amounts, however, additional disclosures will be required about valuation techniques and inputs.

17

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors

GE Investments Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Money Market Fund, a series of GE Investments Funds, Inc., as of December 31, 2011, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Money Market Fund as of December 31, 2011, the results of its operations, changes in its net assets and financial highlights for each of the years described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 27, 2012

18

Advisory and Administrative Agreement Renewal	(unaudited)

The Board of Directors of the GE Investments Funds, Inc. (the “Board”), including the independent Board members, considered and unanimously approved the continuance of the Fund’s Investment Advisory and Administration Agreement with GE Asset Management Incorporated (“GEAM”) at meetings held on December 6 and December 9, 2011.

In considering whether to approve the Fund’s investment advisory agreement, the Board members considered and discussed a substantial amount of information and analysis provided, at the Board’s request, by GEAM. The Board members also considered detailed information regarding performance and expenses of other investment companies, including those with similar investment strategies and sizes, which was prepared by independent third party provider Morningstar, Inc. (“Morningstar”). The Board members reviewed the fees charged by GEAM for other mutual funds and investment products other than mutual funds that employ a similar investment strategy as the Fund. The Board had the opportunity to ask questions and request additional information in connection with its considerations.

Before approving the Fund’s investment advisory agreement, the Board members reviewed the information provided with management of GEAM and with independent legal counsel. The Board members also reviewed a memorandum prepared by independent legal counsel discussing the legal standards for the consideration of the proposed continuance. The independent Board members discussed the proposed continuance in detail during a private session with their independent legal counsel at which no representatives of GEAM were present. The independent Board members and their independent legal counsel requested, and received and considered, additional information from GEAM following these sessions.

In advance of the meetings, and in response to their request, the Board members received from GEAM written responses to their inquiries, which included substantial exhibits and other materials related to GEAM’s business and the services it provides to the Fund. The Board members took into account their multi-year experience as Board members and particularly their consideration of these types of agreements in recent years. The information was presented in a manner to facilitate comparison to prior periods and to reflect certain enhancements. To focus their review, the Board members asked GEAM management, in its oral presentation, to highlight material differences from the information presented in recent years.

During the meetings, the Board members had an opportunity to discuss this information with GEAM managers, including senior executives, representatives from the legal, compliance and finance departments, and investment personnel. The Board members posed questions to these representatives and engaged in substantive discussions with them concerning GEAM’s investment process.

In reaching their determination relating to continuance of the Fund’s investment advisory agreement, the Board members considered all factors that they deemed relevant, including the factors discussed below. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Board member may have attributed different weights to the various factors. In particular, the Board members focused on the following:

The Nature, Extent And Quality Of Services Provided.

The Board members reviewed the services provided by GEAM, taking into account their extensive past experiences with GEAM. They focused on the favorable attributes of GEAM, including (i) an investment philosophy oriented toward long-term performance; (ii) effective processes used for selecting investments and brokers; (iii) effective processes used for providing Fund administration, including controllership and compliance functions and oversight of the performance of other companies that provide services to the Fund; (iv) highly skilled professionals including analysts, research professionals, traders and portfolio managers with a depth of experience relevant to the Fund; (v) access to significant technological resources from which the Fund may benefit; and (vi) a favorable history and reputation. The Board members noted that the Fund represents only a small portion of the assets managed by GEAM, but benefits from a full array of services and resources provided by GEAM.

In light of these discussions, the Board, including the independent Board members, concluded that GEAM’s services continue to be satisfactory.

Investment Performance Of The Fund.

The Board members considered the investment performance of the Fund for various periods. The Board members reviewed detailed comparisons of the performance of the Fund with the relevant market average and peer groupings of mutual funds prepared by

19

Advisory and Administrative Agreement Renewal	(unaudited)

Morningstar with respect to various periods. The Board members also engaged in detailed discussions with GEAM management about its investment process and performance results. These discussions focused on the Fund’s investment objective, the number and experience of portfolio management and supporting research personnel, the investment style and approach employed and the likely market cycles for the investment style.

The Board, including the independent Board members, concluded that the Fund’s performance was acceptable overall taking into consideration the factors discussed above.

Cost Of The Services Provided And Profits Realized From The Relationship With The Fund.

The Board members considered the fees paid to GEAM by the Fund and the cost of the services provided to the Fund by GEAM. The Board members reviewed the information they had requested from GEAM concerning its profitability. The Board members considered the profit margin information for GEAM’s investment company business as a whole, as well as GEAM’s profitability data for the Fund. The Board members reviewed GEAM’s assumptions and the methods of cost allocation used by GEAM in preparing Fund-specific profitability data. The Board members also discussed with GEAM the basis for its belief that the methods of allocation used were reasonable for each area of its business.

The Board also considered that GEAM has voluntarily undertaken to reduce its management fee charged to the Money Market Fund to the extent necessary to maintain a minimum annualized net yield of 0.00% for the Fund’s Class 1 shares.

Information was presented regarding the financial condition of GEAM for various past periods. The Board members noted and discussed the additional services provided by GEAM to the Fund compared to other investment products managed by GEAM, and previously had been provided a study conducted by the Investment Company Institute that discusses and compares advisory fees and services for mutual funds and institutional separate accounts. The Board members determined that GEAM should be entitled to earn a reasonable level of profits for the services it provides to the Fund. The Board members also recognized that GEAM had made significant investments in its business in the past, and that GEAM continues to make substantial investments in fulfilling its obligations to the Fund and supporting its Fund-related activities.

Based on their review, the Board, including the independent Board members, concluded that they were satisfied that the level of profitability achieved by GEAM from its relationship with the Fund was not unreasonable or excessive.

The Extent To Which Economies Of Scale Would Be Realized As The Fund Grows And Whether Fee Levels Would Reflect Such Economies Of Scale.

Although the Board noted that the Fund experienced a significant decline in assets over the past year, the Board members considered the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale for the benefit of Fund investors. The Board members considered the substantial infrastructure investments that GEAM has made with respect to its operations and its commitment to continue investing resources to enhance services to Fund shareholders. The Board members recognized the benefits to the Fund of GEAM’s past investment in its operations through the expenditure of sums to support its substantial infrastructure, and that, with respect to all GEAM managed mutual funds, GEAM has not yet fully recouped that investment. The Board members reviewed the applicable advisory fee breakpoints for the Fund. The Board members recognized the economies of scale benefits derived by the Fund as a result of this fee structure. The Board members also recognized the benefits to the Fund of being able to leverage a favorable cost structure achieved with respect to the Fund’s other operating expenses as a result of GEAM’s large overall base of assets under management and its vendor management practices.

Comparison Of Services To Be Rendered And Fees To Be Paid.

The Board members discussed the services provided to the Fund by GEAM, and the fees charged for those services. The Board members reviewed information concerning the fee and expense ratios for the Fund, and comparative information with respect to peer groupings of mutual funds prepared by Morningstar. They discussed that the Fund’s figures were within the applicable peer group ranges, although the advisory fee was at the high end of the ranges. In light of the foregoing, the Board, including the

20

Advisory and Administrative Agreement Renewal	(unaudited)

independent Board members, determined that the advisory fees were reasonable in relation to the services provided to the Fund.

Fall-Out Benefits.

The Board members considered other actual and potential financial benefits that GEAM may derive from its relationship with the Fund, including, to the extent applicable, soft dollar commission benefits generated through Fund portfolio transactions. The Board members noted, however, that the Fund benefits from the vast array of resources available through GEAM, and that the Fund represents only a small portion of the assets managed by GEAM.

Conclusion.

No single factor was determinative to the Board’s decision. Based on their discussion and such other matters as were deemed relevant, the Board, including the independent Board members, concluded that renewal of the investment advisory agreement was in the best interests of the Fund and its shareholders.

21

Additional Information	(unaudited)

Information about Directors and Executive Officers:

The business and affairs of the Funds are managed under the direction of the Funds’ Board of Directors. Information pertaining to the Directors and officers of the Funds is set forth below.

Interested Directors and Executive Officers

Michael J. Cosgrove

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    62

Position(s) Held with Fund    Chairman of the Board and President

Term of Office and Length of Time Served    Until successor is elected and qualified – 15 years

Principal Occupation(s) During Past 5 years    President of Mutual Funds and Global Investment Programs of GEAM since November 2011; President and Chief Executive Officer – Mutual Funds and Intermediary Business of GEAM from March 2007 to November 2011; Executive Vice President of GEAM from February 1997 to March 2007; and Executive Vice President-Mutual Funds of GEAM from March 1993 to March 2007.

Number of Portfolios in Fund Complex Overseen by Director    28

Other Directorships Held by Director    Chairman of the Board and President of GE Institutional Funds since 1997; Trustee of Elfun Funds, GE Savings & Security Funds, General Relief and Loan Fund and General Electric Pension Trust since 1988; Director of GEAM since 1988; Trustee of Fordham University from 2002 to June 30, 2010 and since July 2011; Director of Skin Cancer Foundation since August 2010; Board of Governors for the Investment Company Institute; Director, GE Asset Management (Ireland) Limited, since February 1999, GE Asset Management Funds Plc since 1998, GE Asset Management Canada Company since 1998, GE Asset Management Limited since 1998 and GEAM since 1988; Chairman of the Board and President of GE Funds from 1993 to February 2011; and Trustee, GE Volunteers from 1993 to June 2010.

Matthew J. Simpson

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    50

Position(s) Held with Fund    Director and Executive Vice President

Term of Office and Length of Time Served    Until successor is elected and qualified – 4 years

Principal Occupation(s) During Past 5 years    Executive Vice President, General Counsel and Secretary of GEAM since July 2007; Secretary of Elfun Funds and GE Savings & Security Funds since July 2007; Senior Vice President and General Counsel – Marketing and Client Services (formerly Asset Management Services) at GEAM and Senior Vice President and General Counsel of GE Asset Management Services from February 1997 to July 2007; Vice President and Associate General Counsel of GEAM from October 1992 to February 1997; Secretary of GE Institutional Funds and GE Investments Funds, Inc. from 1997 to July 2007 and Vice President from September 2003 to July 2007; Assistant Secretary of Elfun Funds and GE Savings & Security Funds from 1998 to July 2007 and Vice President from October 2003 to July 2007; and Secretary of GE Funds from 1993 to July 2007 and Vice President from September 2003 to July 2007.

Number of Portfolios in Fund Complex Overseen by Director    28

Other Directorships Held by Director    Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since July 2007; Trustee of GE Institutional Funds since July 2007; Director of GEAM since July 2007; and Trustee of GE Funds from July 2007 to February 2011.

22

Additional Information	(unaudited)

Joon Won Choe

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    42

Position(s) Held with Fund    Vice President & Secretary

Term of Office and Length of Time Served    Until successor is elected and qualified – Vice President and Secretary – 1 year

Principal Occupation(s) During Past 5 years    Senior Vice President and Deputy General Counsel at GEAM since March 2011; Vice President and Secretary of GE Institutional Funds since September 2010; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since September 2010; Senior Vice President and Associate General Counsel at GEAM from June 2010 to March 2011; and Vice President and Associate General Counsel at GEAM from November 2005 to June 2010.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Robert Herlihy

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    44

Position(s) Held with Fund    Chief Compliance Officer

Term of Office and Length of Time Served    Until successor is elected and qualified — 6 years

Principal Occupation(s) During Past 5 years    Chief Compliance Officer of GEAM, GE Institutional Funds, Elfun Funds, and GE Savings & Security Funds since July 2005; Chief Compliance Officer of GE Funds from July 2005 to February 2011; and Manager of Fund Administration at GEAM from 2002 – 2005.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Arthur A. Jensen

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    45

Position(s) Held with Fund    Treasurer

Term of Office and Length of Time Served    Until successor is elected and qualified – less than 1 year

Principal Occupation(s) During Past 5 Years    Treasurer of GE Institutional Funds, Elfun Funds and GE Savings & Security Funds since June 2011; Mutual Funds Controller of GEAM since April 2011; Senior Vice President at Citigroup from 2008 to 2010 and Vice President at JPMorgan from 2005 to 2008.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

23

Additional Information	(unaudited)

Jeanne M. LaPorta

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    46

Position(s) Held with Fund    Vice President

Term of Office and Length of Time Served     Until successor is elected and qualified – 8 years

Principal Occupation(s) During Past 5 Years    Senior Vice President and Commercial Administrative Officer of GEAM since April 2010; Vice President of GE Institutional Funds since July 2003; Vice President of Elfun Funds and GE Savings & Security Funds since October 2003; Vice President and Secretary of GE Funds from July 2007 to February 2011; Senior Vice President and Deputy General Counsel of GEAM from October 2007 to April 2010; Vice President and Assistant Secretary of GE Funds from September 2003 to July 2007 and Assistant Secretary of Elfun Funds and GE Savings & Security Funds from July 2003 to June 2010; and Vice President and Associate General Counsel – Marketing and Client Services (formerly Asset Management Services) at GEAM from May 1997 to October 2007.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Non-Interested Directors

John R. Costantino

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    65

Position(s) Held with Fund    Director

Term of Office and Length of Time Served    Until successor is elected and qualified – 15 years

Principal Occupation(s) During Past 5 years    General Partner, NGN Capital LLC since 2006; Managing Director, Vice President of Walden Capital Management since 1996.

Number of Portfolios in Fund Complex Overseen by Director    20

Other Directorships Held by Director    Trustee of GE Institutional Funds since 1997; Trustee of Fordham University from 1989 to 1995 and from 2001 to 2007 and Trustee Emeritus since 2007; Trustee of Neuroscience Research Institute since 1986; Trustee of GE Funds from 1993 to February 2011; Trustee of Gregorian University Foundation from 1992-2007; and Director of Artes Medical from 2006-2008.

24

Additional Information	(unaudited)

R. Sheldon Johnson

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    65

Positions(s) Held with Fund    Director

Term of office and Length of Time served    Unit Successor is elected and qualified – less than 1 year.

Principal Occupation(s) During Past 5 years    Head of Global Institutional Equity Sales and Marketing at Morgan Stanley & Co., Inc. from 2002 to 2006 and Managing Director at Morgan Stanley & Co., Inc. from 1988 to 2006.

Number of Portfolios in Fund Complex Overseen by Director    20

Other Directorships Held by Director    Trustee of GE Institutional Funds since April 2011 and Trustee of St. Lawrence University since 2003.

Donna M. Rapaccioli

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    49

Position(s) Held with Fund    Director

Term of Office and Length of Time Served    Until successor is elected and qualified – Less than 1 year

Principal Occupation(s) During Past 5 Years    Dean of the Gabelli School of Business since 2007 and Accounting professor since 1987 at Fordham University.

Number of Portfolios in Fund Complex Overseen by Officer    20

Other Directorships Held by Director    Trustee of GE Institutional Funds since January 2012 and Trustee of Emmanuel College since 2010.

The Statement of Additional Information for the Funds includes additional information about the Directors and Officers and is available, without charge, upon request by calling 1-800-242-0134.

25

Investment Team	(unaudited)

Investment Adviser and Administrator

GE Asset Management Incorporated

Board of Directors

Michael J. Cosgrove, Chairman

John R. Costantino

R. Sheldon Johnson*

Donna M. Rapaccioli**

Matthew J. Simpson

Secretary

Joon Won Choe

Assistant Secretary

Michelle Matzelle

Treasurer

Arthur A. Jensen (effective June 6, 2011)

Assistant Treasurer

Casey Yantosca

Distributor

GE Investment Distributors, Inc.

Member FINRA and SIPC

Custodian

State Street Bank & Trust Company

Officers of the Investment Adviser

Dmitri Stockton, President and Chief Executive Officer (since May 2011)†

Cheryl H. Beacock, Senior Vice President, Human Resources

George A. Bicher, Chief Risk Officer

Paul M. Colonna, President and Chief Investment Officer – Fixed Income

Michael J. Cosgrove, President of Mutual Funds and Global Investment Programs

Gregory B. Hartch, Senior Vice President – Strategy and Business Development Leader

Ralph R. Layman, President and Chief Investment Officer – Public Equities

Maureen B. Mitchell, President of Global Sales and Marketing

Steven M. Rullo, Senior Vice President – Services and Technology

Matthew J. Simpson, Executive Vice President, General Counsel and Secretary

Donald W. Torey, President and Chief Investment Officer – Alternative Investments

David Wiederecht, President and Chief Investment Officer – Investment Strategies

Tracie A. Winbigler, Executive Vice President, Chief Financial Officer (since January 2011)

*	Mr. Johnson was elected as a Director of the Funds effective April 1, 2011.
**	Ms. Rapaccioli was elected as a Director of the Funds effective January 1, 2012.
†	Effective May 1, 2011, Mr. Stockton replaced James W. Ireland as President and Chief Executive Officer.

At GE Asset Management, we’re dedicated to providing the investment options you’ll need to tailor your financial portfolio to every stage of your life. Each member of the GE Family of Funds is managed according to the same principles of integrity and quality that have guided GE over the past century, and have made it the world-class company that it is today. Each fund draws strength from a heritage of investment management experience that spans more than 80 years. Whether you’re creating a new investment portfolio or adding to an established one, the GE Family of Funds offers an array of professionally managed investment options that will help you meet a lifetime of financial needs.

26

Investment Adviser

GE Asset Management Incorporated

1600 Summer Street

Stamford, CT 06905

or at:

PO Box 7900

Stamford, CT 06904-7900

Distributor

GE Investment Distributors, Inc.

member FINRA and SIPC

1600 Summer Street

Stamford, CT 06905

or at:

PO Box 7900

Stamford, CT 06904-7900

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-493-3042; (ii) on the Fund’s website at http://www.geam.com; and (iii) on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC—information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at http://www.geam.com; and (ii) on the Commission’s website at http://www.sec.gov.

GE Investments Funds, Inc.

Real Estate Securities Fund

Annual Report

December 31, 2011

GE Investments Funds, Inc.

Real Estate Securities Fund	Contents

This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract’s current prospectus and the current summary prospectus of the Fund available for investments thereunder.

Notes to Performance	December 31, 2011 (unaudited)

The information provided on the performance pages relates to the GE Investments Real Estate Securities Fund (the “Fund”).

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Total returns shown are net of Fund fees and expenses but do not reflect fees and charges associated with the variable contracts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the Fund’s total returns for all periods shown.

The performance data quoted represents past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Periods less than one year are not annualized. Please call 800-493-3042 or visit the Fund’s website at http://www.geam.com for the most recent month-end performance data.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in the Fund is subject to risk, including possible loss of principal invested.

FTSE NAREIT U.S. Real Estate Index is an unmanaged index of all tax-qualified real estate investment trusts (REITs) listed on the New York Stock Exchange, American Stock Exchange and NASDAQ which have 75% or more of their gross invested book assets invested directly or indirectly in the equity ownership of real estate. The results shown for the foregoing index assume the reinvestment of net dividends or interest and do not reflect fees, expenses or taxes. They do not reflect the actual cost of investing in the instruments that comprise the index.

The peer universe of the underlying annuity funds used for the peer group average annual total return calculation is based on a blend of Morningstar peer categories, as shown. Morningstar is an independent mutual fund rating service. A Fund’s performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to that of the Fund.

©2012 Morningstar, Inc. All Rights Reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damage or losses relating from any use of this information. Past performance is no guarantee of future results.

GE Investment Distributors, Inc., Member of FINRA & SIPC, is the principal underwriter and distributor of the GE Investments Funds, Inc. and a wholly owned subsidiary of GE Asset Management Incorporated, the investment adviser of the Fund.

1

Real Estate Securities Fund	(unaudited)

Urdang Securities Management, Inc. (Urdang) is the sub-adviser for the Real Estate Securities Fund. Urdang is a wholly owned subsidiary of Urdang Capital Management, Inc. (Urdang Capital). Urdang Capital is wholly owned by The Bank of New York Mellon Corporation (BNY Mellon) and operates as part of BNY Mellon’s Asset Management Division. As a wholly owned subsidiary of Urdang Capital, Urdang is a second tier subsidiary of BNY Mellon. Urdang is a registered investment adviser that was formed in 1995 to focus exclusively on opportunities in the real estate securities market, including publicly traded real estate investment trusts (REITs).

The Real Estate Securities Fund is co-managed by Dean Frankel, CFA and Eric Rothman, CFA.

Dean Frankel is a senior portfolio manager, North America Real Estate Securities, at Urdang. Mr. Frankel joined Urdang in 1997 and has over 19 years of real estate investment experience. Mr. Frankel is responsible for management of Urdang’s proprietary research process including the firm’s relative value model. In addition, Mr. Frankel analyzes and interprets implications of major events and economic trends while managing the daily operations of the North American Real Estate Securities investment team.

Eric Rothman serves as a portfolio manager at Urdang, where he helps direct Urdang’s U.S. Real Estate Securities strategy. As portfolio manager, Mr. Rothman is responsible for market research, sector allocations, and real estate securities analysis. Additionally he has primary coverage responsibility for the lodging, self storage and retail sectors. Mr. Rothman joined Urdang in 2006 and has over 14 years of real estate securities and real estate investment experience, including being a sell-side REIT analyst at Wachovia Securities from 2001 to 2006 and an analyst at AEW Capital Management, LP from 1997 to 2000.

Q.	How did the GE Investments Real Estate Securities Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended December 31, 2011?

A.	For the twelve-month period ended December 31, 2011, the GE Investments Real Estate Securities Fund returned 9.85% for Class 1 shares and 9.49% for Class 4 shares. The FTSE NAREIT U.S. Real Estate Index, the Fund’s benchmark, returned 8.28% and the Fund’s Morningstar peer group of 44 U.S. Insurance Real Estate funds returned an average of 6.09% over the same period.
Q.	What market factors affected the Fund’s performance?

A.	Along with the broader equity markets, the U.S. REIT market generally experienced positive total returns through the twelve–month period ended December 31, 2011. Starting in July, however, the seeming inability of policy makers to find a solution to the European sovereign debt crisis along with unfavorable economic data from many parts of the world renewed fears about the sustainability of the global recovery and roiled world equity markets during the period. As a result, the markets turned down sharply in August and September before rebounding in October.

REITs outperformed most broader equity markets in 2011 for a number of reasons. As high dividend paying stocks, REITs benefited from the search for yield. Real estate operating fundamentals bottomed in mid- to late-2010 and the improvement strengthened as 2011 moved along. Additionally, with almost no new construction of commercial real estate underway, investors expect sustained, significant further improvement in real estate operating fundamentals over the near-term. REITs also benefited from generally well-capitalized balance sheets to acquire good assets from distressed owners at favorable prices.

Q.	What were the primary drivers of Fund performance?

A.	Stock selection was the primary driver of Fund performance in 2011 and was responsible for 232bps of alpha. Sector selection contributed a further 84bps. Cash drag, however, was a significant detractor from relative performance costing the portfolio 35bps. Fees, expenses and other minor items combined to reduce outperformance by 161bps for the Class 4 shares and 125bps for the Class 1 shares.

Stock selection was strong broadly, with positive performance across most every property type. Some of the most notable stock selection alpha generators in 2011 were selections within the health care, residential, triple net lease and shopping center sectors. Sector performance benefited most from the Fund’s conservative positioning in property types that are less sensitive to the economic cycle, most notably health care and triple net lease. An overweight to the

2

(unaudited)

apartment sector early in the year followed by an underweight in the middle of the year and then finally a return to overweight at the end of the year, resulted in meaningful positive sector selection alpha for the Fund. The Fund also benefited from an underweight to the shopping center sector.

Q.	Were there any significant changes to the Fund during the period?

A.	We did not deviate from the investment process, philosophy or approach we have consistently applied since 1995. From a personnel standpoint, one new Securities Analyst joined the Americas real estate securities investment team in July, and one Securities Analyst left the team in November.

3

Real Estate Securities Fund	(unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, distribution and services fees for class 4 shares, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2011.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Additionally, the expenses shown do not reflect the fees or charges associated with variable contracts through which shares of the Fund are offered.

July 1, 2011 – December 31, 2011

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return**
Class 1	1,000.00	984.30	5.20
Class 4	1,000.00	982.50	7.45
Hypothetical 5% Return (2.5% for the period)
Class 1	1,000.00	1,019.96	5.30
Class 4	1,000.00	1,017.69	7.58

*	Expenses are equal to the Fund’s annualized expense ratio of 1.04% for Class 1 shares and 1.49% for Class 4 shares (for the period July 1, 2011—December 31, 2011), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
**	Actual Fund Return for the six-month period ended December 31, 2011 were as follows: -1.57% for Class 1 shares and -1.75% for Class 4 shares. Past performance does not guarantee future results.

4

Real Estate Securities Fund	(unaudited)

Investment Profile

A mutual fund designed for investors who seek maximum total return through current income and capital appreciation. The Fund seeks its objective by investing at least 80% of its net assets under normal circumstances in equity securities, such as common and preferred stocks, and debt securities of U.S. issuers that are principally engaged in or related to the real estate industry, including those that own significant real estate assets. The Fund does not invest directly in real estate.

Morningstar Performance Comparison

Based on average annual returns for periods ended 12/31/11

	One Year	Five Year	Ten Year
Number of Funds in peer group	44	38	21
Peer group average annual total return	6.09%	-2.42%	9.79%
Morningstar category in peer group: U.S. Insurance Real Estate

Sector Allocation

as a % of Fair Value(c) of $73,860 (in thousands) on December 31, 2011(b)(c)

Top Ten Largest Holdings

as of December 31, 2011 (as a % of Fair Value)(b)(c)

Simon Property Group Inc.	7.54%
Equity Residential	5.78%
Ventas Inc.	5.62%
ProLogis Inc.	4.95%
Healthcare Inc.	4.92%
Vornado Realty Trust	4.23%
Public Storage	4.11%
The Macerich Co.	3.99%
HCP Inc.	3.70%
Boston Properties Inc.	3.49%

Change in Value of a $10,000 Investment(a)

Class 1 Shares

Average Annual Total Return

for the Periods Ended December 31, 2011

Class 1 Shares (Inception date: 5/1/95)

	One Year	Five Year	Ten Year	Ending value of a $10,000 investment(a)
Real Estate Securities	9.85%	0.93%	10.82%	$27,941
FTSE NAREIT U.S. Real Estate Index	8.28%	-1.42%	10.20%	$26,419

Change in Value of a $10,000 Investment(a)

Class 4 Shares

Average Annual Total Returns

for the Periods Ended December 31, 2011

Class 4 Shares (Inception date: 5/1/08)

	One Year	Three Year	Since Inception	Ending value of a $10,000 investment(a)
Real Estate Securities	9.49%	23.82%	2.18%	$10,824
FTSE NAREIT U.S. Real Estate Index	8.28%	21.05%	0.77%	$10,287

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.
(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.
(c)	Fair Value basis is inclusive of short-term investment in GE Institutional Money Market Fund Investment Class.
*	Less than 0.01%.

See Notes to Performance on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. The performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and does not reflect the fees or charges that would be associated with variable contracts through which shares of the Fund are offered.

5

Real Estate Securities Fund

Schedule of Investments	December 31, 2011

Real Estate Securities Fund

	Number of Shares	Fair Value
Common Stock (REITs) — 96.7%†

Diversified — 4.2%

Vornado Realty Trust	40,650	$3,124,359

Freestanding — 3.7%

National Retail Properties Inc.	77,920	2,055,530
Realty Income Corp.	20,700	723,672
		2,779,202

Healthcare — 14.8%

HCP Inc.	66,040	2,736,037
Healthcare Inc.	66,650	3,634,424
Senior Housing Properties Trust	25,200	565,488
Ventas Inc.	75,280	4,150,186
		11,086,135

Hotel — 5.6%

Host Hotels & Resorts Inc.	111,590	1,648,184
LaSalle Hotel Properties	39,030	944,916
Orient-Express Hotels Ltd.	36,900	275,643	(a)
Pebblebrook Hotel Trust	9,910	190,074
RLJ Lodging Trust	28,350	477,130
Sunstone Hotel Investors Inc.	83,370	679,465	(a)
		4,215,412

Industrial — 4.9%

ProLogis Inc.	128,000	3,659,520

Multifamily — 17.5%

American Campus Communities Inc.	14,060	589,958
AvalonBay Communities Inc.	7,920	1,034,352
Camden Property Trust	26,530	1,651,227
Colonial Properties Trust	74,420	1,552,401
Equity Residential	74,810	4,266,414
Essex Property Trust Inc.	10,200	1,433,202
Home Properties Inc.	20,970	1,207,243
UDR Inc.	56,510	1,418,401
		13,153,198

Office — 14.3%

Alexandria Real Estate Equities Inc.	26,900	1,855,293
Boston Properties Inc.	25,910	2,580,636
Brandywine Realty Trust	125,520	1,192,440
CommonWealth	84,970	1,413,901
Hudson Pacific Properties Inc.	39,630	561,161
Mack-Cali Realty Corp.	47,210	1,260,035
SL Green Realty Corp.	28,040	1,868,586
		10,732,052

	Number of Shares	Fair Value

Office/Industrial — 3.6%

Duke Realty Corp.	94,880	$1,143,304
Liberty Property Trust	51,210	1,581,365
		2,724,669

Regional Malls — 13.0%

General Growth Properties Inc.	52,440	787,649
Simon Property Group Inc.	43,190	5,568,919
Taubman Centers Inc.	7,330	455,193
The Macerich Co.	58,220	2,945,932
		9,757,693

Self Storage — 4.7%

CubeSmart	46,070	490,185
Public Storage	22,550	3,032,073
		3,522,258

Shopping Centers — 7.4%

Acadia Realty Trust	20,480	412,467
DDR Corp.	48,400	589,028
Equity One Inc.	23,470	398,521
Kimco Realty Corp.	134,680	2,187,203
Regency Centers Corp.	30,090	1,131,986
Tanger Factory Outlet Centers	29,040	851,453
		5,570,658

Specialty — 3.0%

American Tower Corp.	5,160	309,652	(a)
Digital Realty Trust Inc.	28,950	1,930,096
		2,239,748

Total Common Stock (REIT) (Cost $63,405,132)		72,564,904
Common Stock — 1.2%

Hotels, Resorts & Cruise Lines — 1.2%

Hyatt Hotels Corp. (Cost $855,515)	22,370	842,007	(a)
Other Investments — 0.0%*

GEI Investment Fund (Cost $2,413)		2,317	(c)

Total Investments in Securities (Cost $64,263,060)		73,409,228

See Notes to Schedule of Investments and Notes to Financial Statements.

6

Real Estate Securities Fund

Schedule of Investments	December 31, 2011

	Fair Value
Short-Term Investments — 0.6%
GE Institutional Money Market Fund Investment Class 0.06% (Cost $451,247)	$451,247	(b,c)

Total Investments (Cost $64,714,307)	73,860,475

Other Assets and Liabilities, net — 1.5%	1,162,407

NET ASSETS — 100.0%	$75,022,882

See Notes to Schedule of Investments and Notes to Financial Statements.

7

Notes to Schedule of Investments	December 31, 2011

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities information regarding holdings, allocations and other characteristics are presented as of a particular date to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security. See the prospectus for complete descriptions of investment objectives, policies, risks and permissible investments

(a)	Non-income producing security.

(b)	Coupon amount represents effective yield.

(c)	GE Asset Management, the investment adviser of the Fund, also serves as investment adviser of the GEI Investment Fund and the GE Institutional Money Market Fund.

*	Less than 0.05%.

†	Percentages are based on net assets as of December 31, 2011.

Abbreviations:

REIT	Real Estate Investment Trust

8

Financial Highlights

Selected data based on a share outstanding throughout the fiscal years indicated

	CLASS 1									CLASS 4
	12/31/11		12/31/10		12/31/09		12/31/08		12/31/07	12/31/11		12/31/10		12/31/09		12/31/08
Inception date			—		—		—		5/1/95			—		—		5/1/08
Net asset value, beginning of period	$10.68		$8.41		$6.46		$10.87		$21.49	$10.67		$ 8.41		$6.47		$12.15
Income/(loss) from investment operations:
Net investment income (loss)	0.21		0.19	**	1.03		1.11		0.72	0.14		0.15	**	0.29		0.39	**
Net realized and unrealized gains/(losses) on investments	0.84		2.24		1.29		(5.05)		(3.87)	0.87		2.23		1.99		(5.63)
Total income/(loss) from investment operations	1.05		2.43		2.32		(3.94)		(3.15)	1.01		2.38		2.28		(5.24)
Less distributions from:
Net investment income	0.15		0.16		0.22		0.28		0.73	0.10		0.12		0.19		0.25
Return of capital	—		—		0.15		0.19		0.02	—		—		0.15		0.19
Net realized gains	—		—		—		—		6.72	—		—		—		—
Total distributions	0.15		0.16		0.37		0.47		7.47	0.10		0.12		0.34		0.44
Net asset value, end of period	$11.58		$10.68		$8.41		$6.46		$10.87	$11.58		$10.67		$8.41		$ 6.47
TOTAL RETURN(a)	9.85%		28.94%		35.77%		(36.03)%		(14.86)%	9.49%		28.31%		35.14%		(42.99)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$75,012		$78,316		$70,574		$59,969		$96,650	$11		$10		$8		$6
Ratios to average net assets:
Net investment income	1.73%		1.97%		4.75%		4.67%		2.59%	1.29%		1.52%		4.26%		4.67%	*
Net Expenses	1.04%	(b)	0.92%	(b)	1.04%	(b)	0.95%	(b)	0.90%	1.49%	(b)	1.36%	(b)	1.49%	(b)	1.40%	(b)*
Gross Expenses	1.04%		0.93%		1.04%		0.95%		0.90%	1.49%		1.37%		1.49%		1.40%
Portfolio turnover rate	69%		113%		105%		121%		106%	69%		113%		105%		121%

Notes to Financial Highlights

(a)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions and do not include the effect of insurance contract charges. Past performance does not guarantee future results.
(b)	Reflects GE Asset Management’s waiver of a portion of the Fund’s management fee in an amount equal to the management fee earned by GEAM with respect to the Fund’s investment in the GE Institutional Money Market or, prior to 2011, in another affiliated money market fund formerly managed by GEAM.
*	Annualized for periods less than one year.
**	Per share values have been calculated using the average share method.

The accompanying Notes are an integral part of these financial statements.

9

Statement of Assets and Liabilities December 31, 2011

ASSETS
Investments in securities, at Fair Value (cost $64,260,647)	$73,406,911
Investments in affiliated securities, at Fair Value (cost $2,413)	2,317
Short-term affiliated investments (at amortized cost)	451,247
Receivable for investments sold	1,154,173
Income receivables	206,370
Receivable for fund shares sold	54,281
Other assets	1,008
Total Assets	75,276,307

LIABILITIES
Payable for investments purchased	127,639
Payable for fund shares redeemed	2,158
Payable to GEAM	52,775
Accrued custody and accounting expenses	25,257
Accrued other expenses	45,596
Total Liabilities	253,425
NET ASSETS	$75,022,882

NET ASSETS CONSIST OF :
Capital paid in	79,213,204
Undistributed (distribution in excess of) net investment income	151,766
Accumulated net realized gain (loss)	(13,488,256)
Net unrealized appreciation on:
Investments	9,146,168
NET ASSETS	$75,022,882

Class 1

Net Assets	75,012,062
Shares outstanding( $0.01 par value; unlimited shares authorized)	6,476,301
Net asset value per share	$11.58

Class 4

Net Assets	10,820
Shares outstanding( $0.01 par value; unlimited shares authorized)	935
Net asset value per share	$11.58

The accompanying Notes are an integral part of these financial statements.

10

Statement of Operations For the period ending December 31, 2011

INVESTMENT INCOME
Income:
Dividend	$2,109,193
Interest	62,361
Interest from affiliated investments	1,154
Total Income	2,172,708

Expenses
Advisory and administration fees	667,118
Distribution Fees
Class 4	47
Transfer agent fees	3,282
Director’s fees	2,959
Custody and accounting expenses	37,699
Professional fees	20,858
Printing costs	67,326
Other expenses	17,023
Total expenses before waiver and reimbursement	816,312
Less: Expenses reimbursed by the adviser	(1,535)
Net expenses	814,777
Net investment income	1,357,931

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain on:
Investments	11,532,642

Increase (decrease) in unrealized appreciation/depreciation on:
Investments	(5,488,601)
Net realized and unrealized gain on investments	6,044,041
Net increase in net assets resulting from operations	$7,401,972

The accompanying Notes are an integral part of these financial statements.

11

Statements of Changes in Net Assets
	Year Ended December 31, 2011	Year Ended December 31, 2010

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investments income	$1,357,931	$1,322,199
Net realized gain on investments	11,532,642	14,828,808
Net increase (decrease) in unrealized appreciation / (depreciation) on investments	(5,488,601)	389,924
Net increase from operations	7,401,972	16,540,931
Distributions to shareholders from :
Net investment income
Class 1	(970,363)	(1,190,859)
Class 4	(94)	(111)
Total distributions	(970,457)	(1,190,970)
Increase in net assets from operations and distributions	6,431,515	15,349,961
Share transactions :
Proceeds from sale of shares
Class 1	6,122,446	19,664,699
Class 4	—	—
Value of distributions reinvested
Class 1	970,363	1,190,859
Class 4	94	111
Cost of shares redeemed
Class 1	(16,827,298)	(28,461,964)
Class 4	—	—
Net decrease from share transactions	(9,734,395)	(7,606,295)
Total increase in net assets	(3,302,880)	7,743,666

NET ASSETS
Beginning of period	78,325,762	70,582,096
End of period	$75,022,882	$78,325,762
Undistributed (distribution in excess of) net investment income, end of period	$151,766	$101,232

CHANGES IN FUND SHARES

Class 1
Shares sold	544,476	2,129,665
Issued for distributions reinvested	84,306	111,504
Shares redeemed	(1,487,970)	(3,294,055)
Net Increase (Decrease) in Fund Shares	(859,188)	(1,052,886)

Class 4
Shares sold	—	—
Issued for distributions reinvested	8	10
Shares redeemed	—	—
Net Increase (Decrease) in Fund Shares	8	10

The accompanying Notes are an integral part of these financial statements.

12

Notes to Financial Statements	December 31, 2011

1.	Organization of the Company

GE Investments Funds, Inc. (the “Company”) was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is composed of fourteen investment portfolios (collectively the “Funds”), although only the following eleven are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, Premier Growth Equity Fund, Core Value Equity Fund, Mid-Cap Equity Fund, Small-Cap Equity Fund, International Equity Fund, Total Return Fund, Income Fund, Money Market Fund and Real Estate Securities Fund (the “Fund”).

Shares of the Funds of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. GE Asset Management Incorporated (“GEAM”) is the investment adviser and administrator of each of the Funds.

The Company currently offers two share classes (Class 1 and Class 4) of the Fund as investment options for variable life insurance and variable annuity contracts. Class 4 shares were first offered on May 1, 2008, and Fund shares outstanding prior to May 1, 2008 were designated as Class 1 shares. Each share class has different fees and expenses, and as a result, each share class will have different share price and performance. Not all variable contracts offer both share classes of the Fund.

2.	Summary of Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Subsequent events after the balance sheet date through the date the financial statements were issued, have been evaluated in the preparation of the financial statements. There are no items to report.

The following summarizes the significant accounting policies of the Company.

Securities Valuation and Transactions. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Securities transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

The Fund’s income, expenses (other than distribution fees) and realized and unrealized gains and losses are allocated proportionally each day among the share classes based upon the relative net assets of each class.

Derivatives The Fund is subject to equity price risk in the normal course of pursuing its investment objective. The Fund may enter into derivative transactions to gain market exposure for residual and accumulating cash positions.

Real Estate Investment Trusts Dividend income, attributable to real estate investment trusts (“REITs”), is recorded based on management’s estimate of the income included in the distributions received. Distributions received in excess of this amount are recorded as a reduction of the cost of the investments. The actual amounts of income and return of capital are determined by each REIT only after its fiscal year-end and may differ from the estimated amounts.

Investment Income Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions which are recorded as soon after ex-dividend date as such information becomes available. Withholding taxes in foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Interest income is recorded on the accrual basis. Accretion of discounts and amortization of premiums on taxable bonds are to the call or maturity date, whichever is shorter, using the effective yield method.

Expenses Fund specific expenses are allocated to the Fund that incurs such expenses. Such expenses may include custodial fees, legal and accounting fees, printing costs and registration fees. Expenses that are not fund specific are allocated pro rata across the Funds. Certain class specific expenses (such as distribution fees) are allocated to the class that incurs such expense. Expenses of the Fund are generally paid directly by the Fund; however, expenses may be paid by GEAM and reimbursed by the Fund.

13

Notes to Financial Statements	December 31, 2011

Federal Income Taxes The Fund intends to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of its taxable net investment income and net realized capital gains to its shareholders. Therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes.

3.	Securities Valuation

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a framework for measuring fair value and providing related disclosures. Broadly, the framework requires fair value to be determined based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants at the measurement date. In the absence of active markets for the identical assets or liabilities, such measurements involve developing assumptions based on market observable data and, in the absence of such data, internal information that is consistent with what market participants would use in a hypothetical transaction that occurs at the measurement date. It also establishes a three-level valuation hierarchy based upon observable and non-observable inputs.

Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. Preference is given to observable inputs. These two types of inputs create the following fair value hierarchy:

Level 1 — Quoted prices for identical investments in active markets.

Level 2 — Quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

Level 3 — Significant inputs to the valuation model are unobservable.

Policies and procedures are maintained to value investments using the best and most relevant data available. In addition, pricing vendors are utilized to assist in valuing investments. GEAM performs periodic reviews of the methodologies used by independent pricing services including price validation of individual securities.

Fair Value Measurement  The following section describes the valuation methodologies the Fund uses to measure different financial investments at fair value.

The Fund’s portfolio securities are valued generally on the basis of market quotations. Equity securities generally are valued at the last reported sale price on the primary market in which they are traded. Portfolio securities listed on NASDAQ are valued using the NASDAQ Official Closing Price, Level 1 securities primarily include publicly-traded equity securities. If no sales occurred on the exchange or NASDAQ that day, the portfolio security generally is valued using the last reported bid price. In those circumstances the Fund classifies the investment securities in Level 2.

Short-term investments of sufficient credit quality with remaining maturities of sixty days or less at the time of purchase are typically valued on the basis of amortized cost which approximates fair value and these are included in Level 2.

If it is determined that amortized cost does not approximate fair value, securities may be valued based on dealer supplied valuations or quotations. In these infrequent circumstances, pricing services may provide the Fund with valuations that are based on significant unobservable inputs, and in those circumstances the investment securities are classified in Level 3.

The Fund uses the net asset value per unit for collective funds (i.e., GEI Investment Fund). The Fund classifies the investment security in Level 2.

If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Fund’s Board of Directors that are designed to establish its “fair” value. These securities are typically classified in Level 3. Those procedures require that the fair value of a security be established by a valuation committee of GEAM. The valuation committee follows different protocols for different types of investments and circumstances. The fair value procedures may be used to value any investment of the Fund in the appropriate circumstances.

Fair value determinations generally are used for securities whose value is affected by a significant event that will materially affect the value of a security and which occurs subsequent to the time of the close of the principal market on which such security trades but prior to the calculation of the Fund’s NAV.

14

Notes to Financial Statements	December 31, 2011

The value established for such a portfolio security may be different than what would be produced through the use of market quotations or another methodology. Portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio security for the value established for it at any time and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Other financial investments are derivative instruments that are not reflected in total investments, such as futures,

forwards, swaps, and written options contracts, which are valued based on fair value as discussed above.

The Fund uses closing prices for derivatives included in Level 1, which are traded either on exchanges or liquid over-the-counter markets. Derivative assets and liabilities included in Level 2 primarily represent interest rate swaps, cross-currency swaps and foreign currency and commodity forward and option contracts. Derivative assets and liabilities included in Level 3 primarily represent interest rate products that contain embedded optionality or prepayment features.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table presents the Fund’s investments measured at fair value on a recurring basis at December 31, 2011:

Investments	Level 1	Level 2	Level 3	Total
Investments in Securities†
Common Stock	$73,406,911	$—	$—	$73,406,911
Other Investments	—	2,317	—	2,317
Short-Term Investments	451,247	—	—	451,247
Total Investments in Securities	$73,858,158	$2,317	$—	$73,860,475

†	See Schedule of Investments for Industry Classifications

There were no significant transfers between Level 1 and Level 2. Transfers between fair value levels are considered to occur at the beginning of the period.

4.	Line of Credit

The Company shares a revolving credit facility of up to $150 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company (“State Street”). The revolving credit facility requires the payment of a commitment fee equal to 0.100% (prior to November 2, 2011, the rate was 0.125%) per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. In addition, the Company has a $100 million uncommitted, unsecured line of credit with State Street. Generally, borrowings under the credit facilities would accrue interest at the Federal Funds Rate plus 50 basis points and would be borne by the borrowing Fund. The maximum amount allowed to be borrowed by any one Fund is the lesser of (i)33.33% of the Fund’s assets or (ii) 20% of its net assets. The credit facilities were not utilized by the Fund during the fiscal year ended December 31, 2011.

5.	Compensation and Fees Paid to Affiliates

GEAM, a registered investment adviser, was retained by the Company’s Board of Directors effective May 1, 1997 to act as investment adviser and administrator of the Fund. GEAM’s compensation for investment advisory and administrative services is paid monthly based on the average daily net assets of the Fund. The advisory and administrative fee is stated in the following schedule:

Average Daily Net Assets of Fund	Advisory and Administration Fees
First $100 million	0.85%
Next $100 million	0.80%
Over $200 million	0.75%

GEAM has a contractual arrangement with the Fund to waive a portion of the Fund’s management fee in the amount equal to the management fee earned by GEAM with respect to the Funds investment in the GE Institutional Money Market Fund.

15

Notes to Financial Statements	December 31, 2011

Distribution and Service (12b-1) Fees The Company has adopted a Distribution and Service (12b-1) Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to Class 4 shares of the Fund. Under the Plan, the Fund may compensate GE Investment Distributors, Inc. (“GEID”), a wholly-owned subsidiary of GEAM and the Fund’s principal distributor, for certain sales services provided by GEID or other broker dealers and investor services provided by GEID or other service providers relating to the Fund’s Class 4 shares, including services to owners or prospective owners of variable contracts issued by insurance companies that offer such share class as an investment option. The amount of compensation paid under the Plan by the Fund’s Class 4 shares may not exceed 0.45% of the average daily net assets of the Fund attributable to such share class. The Plan continues in effect from year to year for so long as such continuance is approved annually by the Board of Directors, including by those directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to it.

Directors’ Compensation The Fund pays no compensation to its directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to non-interested Directors are reflected on the Statement of Operations. These fees are allocated pro rata across all of the mutual fund platforms served by the Directors, including the Fund, and are based upon the relative net assets of each fund within such platforms.

6.	Sub-advisory Fees

Pursuant to an investment sub-advisory agreement with GEAM, Urdang Securities Management, Inc. (“Urdang”) is the

Sub-Adviser to the Fund. Urdang is responsible for the day-to-day portfolio management of the assets of the Fund, including the responsibility for making decisions to buy, sell or hold a particular security, under the general supervision of GEAM and the Board.

For their services, GEAM pays Urdang monthly sub-advisory fees which are calculated as a percentage of the average daily net assets of the Fund.

7.	Investment Transactions

Purchases and Sales of Securities The cost of purchases and the proceeds from sales of investments, other than short-term securities, for the year ended December 31, 2011 were as follows:

Non U.S. Gov’t Securities
Purchases	Sales
$53,940,128	$63,188,225

8.	Income Taxes

The Fund is subject to ASC 740, Income Taxes. ASC 740 provides guidance for financial accounting and reporting for the effects of income taxes that result from an entity’s activities during the year. ASC 740 also provides guidance regarding how certain tax positions should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more likely than not” of being sustained by the applicable tax authority. There are no adjustments to the Funds’ net assets required under ASC 740. The Fund’s 2008, 2009, 2010 and 2011 fiscal years tax returns are still open to examination by the Federal and applicable state tax authorities.

At December 31, 2011, information on the tax cost of investments is as follows:

	Gross Unrealized Tax		Net Tax Appreciation / (Depreciation)		Undistributed
Cost of Investments For Tax Purposes	Appreciation	Depreciation	Investments	Derivatives/ Currency	Income	Accumulated Capital Loss	Late-Year Losses
$66,583,633	$9,912,428	($2,635,586)	$7,276,842	$0	$152,477	($11,619,641)	$0

Capital loss carryovers are available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

16

Notes to Financial Statements	December 31, 2011

As of December 31, 2011, the Fund has capital loss carryovers as follows:

Amount
Short-Term	Long-Term	Expires
$11,619,641	$—	12/31/2017

These amounts will be available to offset future taxable capital gains. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

During the year ended December 31, 2011, the Fund utilized $10,263,859 of prior year capital loss carryovers.

Any qualified late-year loss is deemed to arise on the first day of the Fund’s next tax year (if the Fund elects to defer such loss). Under this regime, generally, the Fund can elect to defer any post-October capital loss and/or any late-year ordinary loss as defined by the Internal Revenue Code.

The Fund incurred no such losses for the year ended December 31, 2011.

The tax composition of distributions paid during the years ended December 31, 2011 and December 31, 2010 were as follows:

	Ordinary Income	Long-Term Capital Gains	Total
2011	$970,457	$—	$970,457
2010	$1,190,970	$—	$1,190,970

Distributions to Shareholders The Fund declares and pays any dividends from net investment income annually. The Fund declares and pays any net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) distributions from Real Estate Investment Trusts (REITS), investments organized as partnerships for tax purposes; and losses deferred due to wash sale transactions. Reclassifications due to permanent book/tax differences are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the net asset value of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

The reclassifications for the year ended December 31, 2011 were as follows:

Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Capital Paid In
($336,940)	$348,439	($11,499)

9.	Recent Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011-04, Fair Value Measurement: Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. ASU 2011-04 amended wording resulting in common fair value measurement and disclosure requirements in U.S. GAAP and International Financial Reporting Standards (IFRS). In particular, the amendments clarify how to apply existing fair value measurement and disclosure requirements as well as expand disclosure about valuation techniques and unobservable inputs used in Level 3 fair value measurements. In addition, the amendments require a narrative description of Level 3 measurements’ sensitivity to changes in unobservable inputs if such changes significantly alter the fair value measurement. The amendments are applied prospectively and are effective for an annual period beginning after December 15, 2011.

Management of the Fund does not believe the adoption of ASU 2011-04 will materially impact the financial statement amounts, however, additional disclosures will be required about valuation techniques and inputs.

17

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors

GE Investments Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Real Estate Securities Fund, a series of GE Investments Funds, Inc., as of December 31, 2011, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Real Estate Securities Fund as of December 31, 2011, the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 27, 2012

18

Advisory and Administrative Agreement Renewal	(unaudited)

The Board of Directors of the GE Investments Funds, Inc. (the “Board”), including the independent Board members, considered and unanimously approved the continuance of the Fund’s Investment Advisory and Administration Agreement with GE Asset Management Incorporated (“GEAM”) and the Investment Sub-Advisory Agreement with the Fund’s sub-adviser, Urdang Securities Management, Inc. (“Urdang”), at meetings held on December 6 and December 9, 2011.

In considering whether to approve the Fund’s investment advisory and sub-advisory agreements, the Board members considered and discussed a substantial amount of information and analysis provided, at the Board’s request, by GEAM and Urdang. The Board members also considered detailed information regarding performance and expenses of other investment companies, including those with similar investment strategies and sizes, which was prepared by independent third party provider Morningstar, Inc. (“Morningstar”). The Board members noted that GEAM does not manage any other mutual funds or investment products that employ the same investment strategy as the Fund. The Board had the opportunity to ask questions and request additional information in connection with its considerations.

Before approving the Fund’s investment advisory and sub-advisory agreements, the Board members reviewed the information provided with management of GEAM and with independent legal counsel. The Board members also reviewed a memorandum prepared by independent legal counsel discussing the legal standards for the consideration of the proposed continuances. The independent Board members discussed the proposed continuances in detail during a private session with their independent legal counsel at which no representatives of GEAM or Urdang were present. The independent Board members and their independent legal counsel requested, and received and considered, additional information from GEAM following these sessions.

In advance of the meetings, and in response to their request, the Board members received from GEAM written responses to their inquiries, which included substantial exhibits and other materials related to GEAM’s business and the services it provides to the Fund. Also in advance of the meetings, the Board members received from Urdang a written response to a letter of inquiry prepared by GEAM at the Board’s request, which included substantial exhibits and other materials related to the business of, and services provided by, Urdang.

The Board members took into account their multi-year experience as Board members and particularly their consideration of these types of agreements in recent years. The information was presented in a manner to facilitate comparison to prior periods and to reflect certain enhancements. To focus their review, the Board members asked GEAM management and Urdang, in their oral presentations, to highlight material differences from the information presented in recent years.

During the meetings, the Board members had an opportunity to discuss this information with GEAM managers, including senior executives, representatives from the legal, compliance and finance departments, and investment personnel. The Board members also had an opportunity to hear presentations by representatives of Urdang. The Board members posed questions to these representatives and engaged in substantive discussions with them concerning each of their investment processes.

In reaching their determinations relating to continuance of the Fund’s investment advisory and sub-advisory agreements, the Board members considered all factors that they deemed relevant, including the factors discussed below. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Board member may have attributed different weights to the various factors. In particular, the Board members focused on the following:

The Nature, Extent And Quality Of Services Provided.

The Board members reviewed the services provided by GEAM and Urdang, taking into account their extensive past experiences with GEAM and their multi-year experience with Urdang. In connection with their consideration of GEAM’s services, they focused on the favorable attributes of GEAM, including (i) an investment philosophy oriented toward long-term performance; (ii) effective processes used for overseeing sub-advisers; (iii) effective processes used for providing Fund administration, including controllership and compliance functions and oversight of the performance of other companies that provide services to the Fund; (iv) highly skilled professionals including analysts, research professionals, traders and portfolio managers with a depth of experience relevant to the Fund; (v) access to significant technological resources from which the Fund may benefit; and (vi) a favorable history and reputation. The Board members noted that the Fund represents only a small portion of the assets managed by GEAM, but benefits from a full array of services and resources provided by GEAM.

19

Advisory and Administrative Agreement Renewal	(unaudited)

In connection with their consideration of the services provided by Urdang, the Board members focused on Urdang’s favorable attributes relating to its investment philosophy and discipline, experienced investment and trading personnel, systems and other resources, including research capabilities, and favorable history and reputation.

In light of the foregoing, the Board, including the independent Board members, concluded that the services provided by GEAM and Urdang continue to be satisfactory.

Investment Performance Of The Fund and the Sub-Adviser.

The Board members considered the investment performance of the Fund for various periods. The Board members reviewed detailed comparisons of the performance of the Fund with the relevant securities index and peer groupings of mutual funds prepared by Morningstar with respect to various periods. The Board members engaged in detailed discussions with GEAM management and representatives of Urdang about each of their investment processes and performance results. These discussions focused on the Fund’s investment objective, the number and experience of portfolio management and supporting research personnel, the investment style and approach employed and the likely market cycles for the investment style.

The Board, including the independent Board members, concluded that the Fund’s performance was acceptable overall taking into consideration the factors discussed above.

Cost Of The Services Provided And Profits Realized From The Relationships With The Fund.

The Board members considered the fees paid to GEAM by the Fund, as well as those paid to Urdang by GEAM, and the cost of the services provided by GEAM and Urdang to the Fund. The Board members reviewed the information they had requested from GEAM and Urdang concerning their profitability. The Board members considered the profit margin information for GEAM’s investment company business as a whole, as well as GEAM’s profitability data for the Fund. The Board members reviewed GEAM’s assumptions and the methods of cost allocation used by GEAM in preparing Fund-specific profitability data. The Board members also discussed with GEAM the basis for its belief that the methods of allocation used were reasonable for each area of its business. The Board members also considered information regarding the calculation methodology provided by Urdang in preparing its profitability data.

Information was presented regarding the financial condition of GEAM and Urdang for various past periods. The Board members noted the fact that GEAM, and not the Fund, pays the sub-advisory fees to Urdang. The Board members determined that GEAM and Urdang should be entitled to earn a reasonable level of profits for the services they provide to the Fund. The Board members also recognized that GEAM had made significant investments in its business in the past, and that GEAM continues to make substantial investments in fulfilling its obligations to the Fund and supporting its Fund-related activities.

Based on their review, the Board, including the independent Board members, concluded that they were satisfied that the level of profitability achieved by GEAM and Urdang from their relationship with the Fund was not unreasonable or excessive.

The Extent To Which Economies Of Scale Would Be Realized As The Fund Grows And Whether Fee Levels Would Reflect Such Economies Of Scale.

Although the Board noted that the Fund did not experience a large growth in assets over the past year, the Board members considered the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale for the benefit of Fund investors.

The Board members considered the substantial infrastructure investments that GEAM has made with respect to its operations and its commitment to continue investing resources to enhance services to Fund shareholders. The Board members recognized the benefits to the Fund of GEAM’s past investment in its operations through the expenditure of sums to support its substantial infrastructure, and that, with respect to all GEAM managed mutual funds, GEAM has not yet fully recouped that investment. The Board members reviewed the applicable advisory fee breakpoints for the Fund. They recognized the economies of scale benefits that would be derived by the Fund as a result of the breakpoint fee structure in the event that average daily net assets exceed $100 million. The Board members also recognized the benefits to the Fund of being able to leverage a favorable cost structure achieved with respect to the Fund’s other operating expenses as a result of GEAM’s large overall base of assets under management and its vendor management practices.

20

Advisory and Administrative Agreement Renewal	(unaudited)

Comparison Of Services To Be Rendered And Fees To Be Paid.

The Board members discussed the services provided to the Fund by GEAM and Urdang, and the fees charged for those services. The Board members reviewed information concerning the fee and expense ratios for the Fund, and comparative information with respect to peer groupings of mutual funds prepared by Morningstar. They discussed that the Fund’s figures were within the applicable peer group ranges. The Board members also reviewed comparative mutual fund and/or other account fee information provided by Urdang. The Board, including the independent Board members, concluded that, based on this information, the advisory and sub-advisory fees were reasonable in relation to the services provided to the Fund.

Fall-Out Benefits.

The Board members considered other actual and potential financial benefits that GEAM and Urdang may derive from their respective relationships with the Fund, including, to the extent applicable, soft dollar commission benefits generated through Fund portfolio transactions. The Board members noted, however, that the Fund benefits from the vast array of resources available through GEAM, and that the Fund represents only a small portion of the assets managed by GEAM.

Conclusion.

No single factor was determinative to the Board’s decision. Based on their discussion and such other matters as were deemed relevant, the Board, including the independent Board members, concluded that renewal of the investment advisory and sub-advisory agreements were in the best interests of the Fund and its shareholders.

21

Additional Information	(unaudited)

Information about Directors and Executive Officers:

The business and affairs of the Funds are managed under the direction of the Funds’ Board of Directors. Information pertaining to the Directors and officers of the Funds is set forth below.

Interested Directors and Executive Officers

Michael J. Cosgrove

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    62

Position(s) Held with Fund    Chairman of the Board and President

Term of Office and Length of Time Served    Until successor is elected and qualified – 15 years

Principal Occupation(s) During Past 5 years    President of Mutual Funds and Global Investment Programs of GEAM since November 2011; President and Chief Executive Officer – Mutual Funds and Intermediary Business of GEAM from March 2007 to November 2011; Executive Vice President of GEAM from February 1997 to March 2007; and Executive Vice President-Mutual Funds of GEAM from March 1993 to March 2007.

Number of Portfolios in Fund Complex Overseen by Director    28

Other Directorships Held by Director    Chairman of the Board and President of GE Institutional Funds since 1997; Trustee of Elfun Funds, GE Savings & Security Funds, General Relief and Loan Fund and General Electric Pension Trust since 1988; Director of GEAM since 1988; Trustee of Fordham University from 2002 to June 30, 2010 and since July 2011; Director of Skin Cancer Foundation since August 2010; Board of Governors for the Investment Company Institute; Director, GE Asset Management (Ireland) Limited, since February 1999, GE Asset Management Funds Plc since 1998, GE Asset Management Canada Company since 1998, GE Asset Management Limited since 1998 and GEAM since 1988; Chairman of the Board and President of GE Funds from 1993 to February 2011; and Trustee, GE Volunteers from 1993 to June 2010.

Matthew J. Simpson

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    50

Position(s) Held with Fund    Director and Executive Vice President

Term of Office and Length of Time Served    Until successor is elected and qualified – 4 years

Principal Occupation(s) During Past 5 years    Executive Vice President, General Counsel and Secretary of GEAM since July 2007; Secretary of Elfun Funds and GE Savings & Security Funds since July 2007; Senior Vice President and General Counsel – Marketing and Client Services (formerly Asset Management Services) at GEAM and Senior Vice President and General Counsel of GE Asset Management Services from February 1997 to July 2007; Vice President and Associate General Counsel of GEAM from October 1992 to February 1997; Secretary of GE Institutional Funds and GE Investments Funds, Inc. from 1997 to July 2007 and Vice President from September 2003 to July 2007; Assistant Secretary of Elfun Funds and GE Savings & Security Funds from 1998 to July 2007 and Vice President from October 2003 to July 2007; and Secretary of GE Funds from 1993 to July 2007 and Vice President from September 2003 to July 2007.

Number of Portfolios in Fund Complex Overseen by Director    28

Other Directorships Held by Director    Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since July 2007; Trustee of GE Institutional Funds since July 2007; Director of GEAM since July 2007; and Trustee of GE Funds from July 2007 to February 2011.

22

Additional Information	(unaudited)

Joon Won Choe

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    42

Position(s) Held with Fund    Vice President & Secretary

Term of Office and Length of Time Served    Until successor is elected and qualified – Vice President and Secretary – 1 year

Principal Occupation(s) During Past 5 years    Senior Vice President and Deputy General Counsel at GEAM since March 2011; Vice President and Secretary of GE Institutional Funds since September 2010; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since September 2010; Senior Vice President and Associate General Counsel at GEAM from June 2010 to March 2011; and Vice President and Associate General Counsel at GEAM from November 2005 to June 2010.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Robert Herlihy

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    44

Position(s) Held with Fund    Chief Compliance Officer

Term of Office and Length of Time Served    Until successor is elected and qualified — 6 years

Principal Occupation(s) During Past 5 years    Chief Compliance Officer of GEAM, GE Institutional Funds, Elfun Funds, and GE Savings & Security Funds since July 2005; Chief Compliance Officer of GE Funds from July 2005 to February 2011; and Manager of Fund Administration at GEAM from 2002 – 2005.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Arthur A. Jensen

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    45

Position(s) Held with Fund    Treasurer

Term of Office and Length of Time Served    Until successor is elected and qualified – less than 1 year

Principal Occupation(s) During Past 5 Years    Treasurer of GE Institutional Funds, Elfun Funds and GE Savings & Security Funds since June 2011; Mutual Funds Controller of GEAM since April 2011; Senior Vice President at Citigroup from 2008 to 2010 and Vice President at JPMorgan from 2005 to 2008.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

23

Additional Information	(unaudited)

Jeanne M. LaPorta

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    46

Position(s) Held with Fund    Vice President

Term of Office and Length of Time Served     Until successor is elected and qualified – 8 years

Principal Occupation(s) During Past 5 Years    Senior Vice President and Commercial Administrative Officer of GEAM since April 2010; Vice President of GE Institutional Funds since July 2003; Vice President of Elfun Funds and GE Savings & Security Funds since October 2003; Vice President and Secretary of GE Funds from July 2007 to February 2011; Senior Vice President and Deputy General Counsel of GEAM from October 2007 to April 2010; Vice President and Assistant Secretary of GE Funds from September 2003 to July 2007 and Assistant Secretary of Elfun Funds and GE Savings & Security Funds from July 2003 to June 2010; and Vice President and Associate General Counsel – Marketing and Client Services (formerly Asset Management Services) at GEAM from May 1997 to October 2007.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Non-Interested Directors

John R. Costantino

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    65

Position(s) Held with Fund    Director

Term of Office and Length of Time Served    Until successor is elected and qualified – 15 years

Principal Occupation(s) During Past 5 years    General Partner, NGN Capital LLC since 2006; Managing Director, Vice President of Walden Capital Management since 1996.

Number of Portfolios in Fund Complex Overseen by Director    20

Other Directorships Held by Director    Trustee of GE Institutional Funds since 1997; Trustee of Fordham University from 1989 to 1995 and from 2001 to 2007 and Trustee Emeritus since 2007; Trustee of Neuroscience Research Institute since 1986; Trustee of GE Funds from 1993 to February 2011; Trustee of Gregorian University Foundation from 1992-2007; and Director of Artes Medical from 2006-2008.

24

Additional Information	(unaudited)

R. Sheldon Johnson

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    65

Positions(s) Held with Fund    Director

Term of office and Length of Time served    Unit Successor is elected and qualified – less than 1 year.

Principal Occupation(s) During Past 5 years    Head of Global Institutional Equity Sales and Marketing at Morgan Stanley & Co., Inc. from 2002 to 2006 and Managing Director at Morgan Stanley & Co., Inc. from 1988 to 2006.

Number of Portfolios in Fund Complex Overseen by Director    20

Other Directorships Held by Director    Trustee of GE Institutional Funds since April 2011 and Trustee of St. Lawrence University since 2003.

Donna M. Rapaccioli

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    49

Position(s) Held with Fund    Director

Term of Office and Length of Time Served    Until successor is elected and qualified – Less than 1 year

Principal Occupation(s) During Past 5 Years    Dean of the Gabelli School of Business since 2007 and Accounting professor since 1987 at Fordham University.

Number of Portfolios in Fund Complex Overseen by Officer    20

Other Directorships Held by Director    Trustee of GE Institutional Funds since January 2012 and Trustee of Emmanuel College since 2010.

The Statement of Additional Information for the Funds includes additional information about the Directors and Officers and is available, without charge, upon request by calling 1-800-242-0134.

25

Investment Team	(unaudited)

Investment Adviser and Administrator

GE Asset Management Incorporated

Board of Directors

Michael J. Cosgrove, Chairman

John R. Costantino

R. Sheldon Johnson*

Donna M. Rapaccioli**

Matthew J. Simpson

Secretary

Joon Won Choe

Assistant Secretary

Michelle Matzelle

Treasurer

Arthur A. Jensen (effective June 6, 2011)

Assistant Treasurer

Casey Yantosca

Distributor

GE Investment Distributors, Inc.

Member FINRA and SIPC

Custodian

State Street Bank & Trust Company

Officers of the Investment Adviser

Dmitri Stockton, President and Chief Executive Officer (since May 2011)†

Cheryl H. Beacock, Senior Vice President, Human Resources

George A. Bicher, Chief Risk Officer

Paul M. Colonna, President and Chief Investment Officer – Fixed Income

Michael J. Cosgrove, President of Mutual Funds and Global Investment Programs

Gregory B. Hartch, Senior Vice President – Strategy and Business Development Leader

Ralph R. Layman, President and Chief Investment Officer – Public Equities

Maureen B. Mitchell, President of Global Sales and Marketing

Steven M. Rullo, Senior Vice President – Services and Technology

Matthew J. Simpson, Executive Vice President, General Counsel and Secretary

Donald W. Torey, President and Chief Investment Officer – Alternative Investments

David Wiederecht, President and Chief Investment Officer – Investment Strategies

Tracie A. Winbigler, Executive Vice President, Chief Financial Officer (since January 2011)

*	Mr. Johnson was elected as a Director of the Funds effective April 1, 2011.
**	Ms. Rapaccioli was elected as a Director of the Funds effective January 1, 2012.
†	Effective May 1, 2011, Mr. Stockton replaced James W. Ireland as President and Chief Executive Officer.

At GE Asset Management, we’re dedicated to providing the investment options you’ll need to tailor your financial portfolio to every stage of your life. Each member of the GE Family of Funds is managed according to the same principles of integrity and quality that have guided GE over the past century, and have made it the world-class company that it is today. Each fund draws strength from a heritage of investment management experience that spans more than 80 years. Whether you’re creating a new investment portfolio or adding to an established one, the GE Family of Funds offers an array of professionally managed investment options that will help you meet a lifetime of financial needs.

26

Investment Adviser

GE Asset Management Incorporated

1600 Summer Street

Stamford, CT 06905

or at:

PO Box 7900

Stamford, CT 06904-7900

Distributor

GE Investment Distributors, Inc.

member FINRA and SIPC

1600 Summer Street

Stamford, CT 06905

or at:

PO Box 7900

Stamford, CT 06904-7900

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-493-3042; (ii) on the Fund’s website at http://www.geam.com; and (iii) on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC—information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at http://www.geam.com; and (ii) on the Commission’s website at http://www.sec.gov.

ITEM 2.	CODE OF ETHICS.

Please refer to the Code of Ethics included in the following link:

www.ge.com/files/usa/en/commitment/social/integrity/downloads/english.pdf

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that John R. Costantino and Donna M. Rapaccioli (effective January 1, 2012) are designated as audit committee financial experts for the Funds; and further that it is the finding of the Board of Directors that Mr. Costantino and Ms. Rapaccioli, the audit committee financial experts, qualify as being ‘independent’ pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods were $221,947 in 2010 and $214,000 in 2011.

(b) AUDIT RELATED FEES. There were no fees billed by the Auditor for assurance and related services that were related to the performance of the audit for the Registrant during the Reporting Periods.

(c) TAX FEES. There were no fees billed for professional services rendered by the Auditor for tax compliance, tax advice or tax planning for the Registrant during the Reporting Periods.

(d) ALL OTHER FEES. There were no fees billed for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Registrant during the Reporting Periods.

(e) (1) AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES.

The Audit Committee of the GE Investments Funds, Inc. (the “Funds”) Board of Directors is responsible, among other things, for the appointment, compensation and oversight of the work of the Fund’s independent accountants/auditors (the “Auditor”). As part of this responsibility and to ensure that the Auditor’s independence is not impaired, the Audit Committee (1) pre-approves the audit and non-audit services provided to the Funds by the Auditor, and (2) all non-audit services provided to the Funds’ investment adviser and covered affiliates (as defined in the Audit Committee Charter) that provide ongoing services to the Funds if the services directly impact the Funds’ operations or financial reporting, in accordance with the Audit Committee Charter. Following are excerpts from the Audit Committee Charter that sets forth the pre-approval policies and procedures:

1. Selection and Pre-Approval of Auditor and Approval of Fees.

(i) The Audit Committee shall pre-approve the selection of the Auditor and shall recommend for ratification the selection, retention or termination of the Auditor by the full Board, including the independent Trustees/Directors, and, in connection therewith, shall evaluate the independence of the Auditor, including: (i) an evaluation of whether the Auditor provides any consulting services to the Fund’s investment adviser and the extent to which the Auditor provides non-audit services to the Fund’s investment adviser and certain other affiliated service providers as defined in Section 2(f) below, which services are not subject to the pre-approval requirements set forth in Section 4 below; (ii) an evaluation of the extent to which the Auditor has any relationships with the Fund or its affiliated persons that are brought to the attention of the Audit Committee by the Auditor in accordance with applicable standards of the Independence Standards Board (“ISB”), because, in the Auditor’s professional judgment, such relationships may reasonably be thought to bear on the Auditor’s independence with respect to the Fund; and (iii) monitoring the Auditor’s compliance with respect to the rotation requirements for the lead and coordinating partners having primary responsibility for the Fund’s audits and any partner responsible for the reviewing the Fund’s audits. The Audit Committee shall review the Auditor’s specific representations as to its independence.

(b) The Audit Committee shall pre-approve and review the fees charged by the Auditor for audit and non-audit services to be provided to the Fund and certain affiliated service providers (as defined in Section 2(f) below) in accordance with the pre-approval requirements set forth in Section 4 below. The Fund shall provide for appropriate funding, as determined by the Audit Committee, to compensate the Auditor for any authorized service provided to the Fund.

2. Meetings with the Auditor. The Audit Committee shall meet with the Auditor, including private meetings, prior to the commencement of substantial work on the audit and following the conclusion of the audit, as well as such other times as the Audit Committee shall deem necessary or appropriate. The Auditor shall report directly to the Audit Committee. The Auditor shall report at least annually, concerning the following and other pertinent matters:

(a) to review the arrangements for and scope of the annual audit and any special audits;

(b) to provide the Auditor the opportunity to report to the Audit Committee, on a timely basis, all critical accounting policies and practices to be used;

(c) to discuss any matters of concern relating to the Fund’s financial statements, including: (i) any adjustments to such statements recommended by the Auditor, or other results of said audit(s), and (ii) any alternative treatments of financial information within GAAP that have been discussed with Fund management, the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the Auditor;

(d) to provide the Auditor the opportunity to report to the Audit Committee, on a timely basis, any material written communication between the Auditor and Fund management, such as any management letter or schedule of unadjusted differences;

(e) to discuss the opinion the Auditor has rendered regarding the Fund’s financial statements;

(f) to report all non-audit services that do not require Audit Committee pre-approval and are provided to certain affiliated persons of the Fund, including: (1) the Fund’s investment adviser or sub-advisers (but excluding any investment sub-adviser whose role is primarily portfolio management and is overseen by the investment adviser), (2) the Fund’s principal underwriter, and (3) any entity controlling, controlled by, or under common control with the investment adviser or principal underwriter, that provides “ongoing” services to the Funds in accordance with the pre-approval requirements of paragraph (c)(7)(i) of Rule 2-01 of Regulation S-X (each, a “Covered Affiliate” and collectively, “Covered Affiliates”);

(g) to review, in accordance with current standards of ISB, all relationships between the Auditor and the Fund or its affiliated persons that, in the Auditor’s professional judgment, may reasonably be thought to bear on its independence, and to confirm, in light of such information, whether the Auditor believes, in its professional judgment, that it may properly serve as independent accountants/auditors with respect to the Fund;

(h) to consider the Auditor’s comments with respect to the Fund’s financial policies, procedures and internal accounting controls and responses thereto by the Fund’s officers and Fund management, as well as other personnel;

(i) to investigate any improprieties or suspected improprieties in the operations of the Fund to the extent necessary or appropriate in light of any internal investigations by the Fund’s officers and/or by officers or employees of the Fund management of such improprieties;

(j) to receive periodic reports concerning regulatory changes and new accounting pronouncements that significantly affect the value of the Fund’s assets and their financial reporting;

(k) to report on the Fund’s qualification under Subchapter M of the Internal Revenue Code, amounts distributed and reported to shareholders for Federal tax purposes and the Fund’s tax returns; and

(l) to provide the Auditor the opportunity to report on any other matter that the Auditor deems necessary or appropriate to discuss with the Audit Committee.

If the Auditor’s report on the above-listed (and other pertinent) matters is not made in person to the Audit Committee within 60 days following the end of the Fund’s fiscal year, the Auditor shall deliver a written report to the Audit Committee concerning these matters within such 60 day period.

3. Change in Accounting Principles. The Audit Committee shall consider the effect upon the Fund of any changes in accounting principles or practices proposed by the Auditor or the Fund’s officers.

4. Pre-Approval of Audit Related Services and Permissible Non-Audit Services. The Audit Committee shall pre-approve both audit (including audit, review, and attest) services and permissible non-audit services provided to the Fund and, if the nature of the engagement relates directly to the operations and financial reporting of the Fund, permissible non-audit services provided to any Covered Affiliate.

The Audit Committee may determine to delegate the authority to grant pre-approvals to one or more Audit Committee members, each acting on behalf of the Audit Committee. In this event, the member of the Audit Committee so delegated shall report each delegated pre-approval to the Audit Committee at its next regularly scheduled meeting. The Audit Committee may also adopt and follow, in lieu of explicit pre-approval described above, written policies and procedures detailed as to the particular service, designed to safeguard the continued independence of the Auditor, consistent with the requirements of the Act and SEC regulations there under.

Notwithstanding the foregoing, the pre-approval requirement concerning permissible non-audit services provided to the Fund or any Covered Affiliate is waived if: (1) the aggregate amount of all such non-audit services provided constitutes no more than five percent (5%) of the total amount of revenues paid to the Auditor by the Fund and the Covered Affiliates during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee, (2) the non-audit services were not recognized as non-audit services at the time of the engagement, and (3) such non-audit services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee or one or more designated members of the Audit Committee prior to the completion of the audit.

5. Prohibited Activities of the Auditor. The Audit Committee shall confirm with the Auditor that it is not performing contemporaneously (during the audit and professional engagement period) non-audit services for the Fund that the Audit Committee believes may taint the independence of the Auditor. The Auditor will be responsible for informing the Audit Committee of whether it believes that a particular non-audit service is permissible or prohibited pursuant to applicable regulations and standards.

(2) PERCENTAGE OF SERVICES IN PARAGRAPHS (b) THROUGH (d) APPROVED BY AUDIT COMMITTEE. No fees were charged during 2010 or 2011 for audit related, tax or other services as indicated in sections (b) through (d) of this Item.

(f) Not applicable.

(g) NON-AUDIT FEES. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $0 in 2010 and $0 in 2011.

(h) AUDITOR INDEPENDENCE. There were no non-audit services rendered to Service Affiliates those were not pre-approved.

ITEM 5.	Audit Committee of Listed Registrants

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). The Registrants audit committee members are: R. Sheldon Johnson, John R. Costantino and Donna M. Rapaccioli (effective January 1, 2012).

ITEM 6.	Schedule of Investments.

Attached as part of ITEM 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Applicable only to Closed-End Management Investment Companies.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Applicable only to Closed-End Management Investment Companies.

ITEM 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Applicable only to Closed-End Management Investment Companies.

ITEM 10.	Submission of Matters to a Vote of Security Holders.

No material changes.

ITEM 11.	CONTROLS AND PROCEDURES.

The officers providing the certifications in this report in accordance with Rule 30a-3 under the Investment Company Act of 1940 have concluded, based on their evaluation of the registrant’s disclosure controls and procedures (as such term is defined in such rule), that such controls and procedures are adequate and reasonably designed to achieve the purpose described in paragraph (c) of such rule.

There were no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their last evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12.	EXHIBITS.

(a) Attached hereto as exhibit 3 is the company’s Code of Ethics.

(b) Attached hereto as Exhibit 1 and Exhibit 2 are the Certifications of Michael J. Cosgrove and Arthur A. Jensen as principal executive officer and principal financial officer, respectively of the Registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

GE INVESTMENTS FUNDS, INC

By:	/S/ MICHAEL J. COSGROVE
Michael J. Cosgrove
Chairman, GE Investments Funds, Inc.

Date:	February 27, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/S/ MICHAEL J. COSGROVE
Michael J. Cosgrove
Chairman, GE Investments Funds, Inc.

Date:	February 27, 2012

By:	/S/ ARTHUR A. JENSEN
Arthur A. Jensen
Treasurer, GE Investments Funds, Inc.

Date:	February 27, 2012

EXHIBIT INDEX

(a) Attached hereto as exhibit 3 is the company’s Code of Ethics.

(b)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)(2) Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.